Registration No. 002-35570

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
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FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 111
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 111
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PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(Exact name of Registrant as specified in Charter)

711 High Street
Des Moines, IA 50392
(Address of principal executive offices)
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Telephone Number (515) 247-5461
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Copy to:
CLINT WOODS	JOSHUA B. DERINGER
The Principal Financial Group	Drinker Biddle & Reath, LLP
Des Moines, Iowa 50392	One Logan Square, Ste 2000
Philadelphia, PA 19103-6996

(Name and address of agent for service)
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Approximate Date of Proposed Public Offering: as soon as practicable after the effectiveness date of this Registration Statement.
It is proposed that this filing will become effective (check appropriate box)
_____    immediately upon filing pursuant to paragraph (b) of Rule 485
__X__    on (May 1, 2017), pursuant to paragraph (b) of Rule 485
_____    60 days after filing pursuant to paragraph (a)(1) of Rule 485
_____    on (date), pursuant to paragraph (a)(1) of Rule 485
_____    75 days after filing pursuant to paragraph (a)(2) of Rule 485
_____    on (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

_____	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Class 1 and 2 shares.

EXPLANATORY NOTE

Principal Variable Contracts, Inc., is filing this amendment as an annual update to the Registrant’s registration statement and to add an existing share class, Class 1, to the Diversified Balanced Account. The Amendment includes the following:  (1) facing page; (2) Part A (prospectus for Class 1 and 2 shares); (3) Part B (a statement of additional information), (4) Part C, and (5) signature pages.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Class 1 and Class 2 Shares
("PVC" or the "Fund”)
The date of this Prospectus is May 1, 2017.

ACCOUNTS OF THE FUND
Equity Accounts	Asset Allocation Accounts
Diversified International Account (Classes 1 & 2)	Balanced Account (Class 1)
Equity Income Account (Classes 1 & 2)	Diversified Balanced Account (Classes 1 & 2)
International Emerging Markets Account (Classes 1 & 2)	Diversified Balanced Managed Volatility Account (Class 2)
LargeCap Growth Account (Classes 1 & 2)	Diversified Balanced Volatility Control Account (Class 2)
LargeCap Growth Account I (Classes 1 & 2)	Diversified Growth Account (Class 2)
LargeCap S&P 500 Index Account (Classes 1 & 2)	Diversified Growth Managed Volatility Account (Class 2)
LargeCap S&P 500 Managed Volatility Index Account (Class 1)	Diversified Growth Volatility Control Account (Class 2)
LargeCap Value Account (Classes 1 & 2)	Diversified Income Account (Class 2)
MidCap Account (Classes 1 & 2)	Principal LifeTime Accounts
Multi-Asset Income Account (Classes 1 & 2)	Strategic Income Account (Class 1)
Principal Capital Appreciation Account (Classes 1 & 2)	2010 Account (Class 1)
Real Estate Securities Account (Classes 1 & 2)	2020 Account (Classes 1 & 2)
SmallCap Account (Classes 1 & 2)	2030 Account (Classes 1 & 2)
2040 Account (Classes 1 & 2)
Fixed-Income Accounts	2050 Account (Classes 1 & 2)
Bond Market Index Account (Class 1)	2060 Account (Class 1)
Core Plus Bond Account (Classes 1 & 2)	Strategic Asset Management Portfolios
Government & High Quality Bond Account (Classes 1 & 2)	SAM Balanced Portfolio (Classes 1 & 2)
Income Account (Classes 1 & 2)	SAM Conservative Balanced Portfolio (Classes 1 & 2)
Short-Term Income Account (Classes 1 & 2)	SAM Conservative Growth Portfolio (Classes 1 & 2)
SAM Flexible Income Portfolio (Classes 1 & 2)
SAM Strategic Growth Portfolio (Classes 1 & 2)
This prospectus describes a mutual fund organized by Principal Life Insurance Company® (“Principal Life”). The Fund provides a choice of investment objectives through the Accounts listed above.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This page left blank intentionally.

BALANCED ACCOUNT
On December 13, 2016, the Board of Directors of Principal Variable Contracts Funds, Inc. approved the acquisition of the assets of the Balanced Account by the Diversified Balanced Account (the “Proposed Merger”). April 5, 2017 is the record date for determination of the shareholders entitled to vote on the Proposed Merger at a Special Meeting of Shareholders of Balanced Account tentatively scheduled for May 25, 2017. Additional information about the Proposed Merger was provided in the Proxy Statement/Prospectus that was mailed to record date shareholders of Balanced Account in April 2017. The Account expects that insurance companies who are investors of record will provide information to the variable life policy owners and variable annuity contract owners about the proposed merger. The Proposed Merger, if approved by shareholders, is expected to occur on May 26, 2017. In preparation for the merger, the Balanced Account may alter its investment approach.

Objective:	The Account seeks to generate a total return consisting of current income and capital appreciation.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.60%
Other Expenses	0.07%
Total Annual Account Operating Expenses	0.67%
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Balanced Account – Class 1	$68	$214	$373	$835
Portfolio Turnover
The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 107.7% of the average value of its portfolio.
Principal Investment Strategies
The Account invests primarily in a diversified portfolio of equity securities and bonds. Though the percentages in each category are not fixed, equity securities generally represent 50% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash. The Account utilizes an asset allocation approach that primarily focuses on asset class allocation (equity versus fixed income) and secondarily for its equity investments, on growth versus value, domestic versus foreign, and market capitalization size. The Account invests in equity securities of small, medium, and large market capitalization companies. The Account actively trades portfolio securities.

Under normal circumstances, the Account invests in intermediate maturity fixed-income securities, which are rated, at the time of purchase, BBB- or higher by S&P Global Ratings ("S&P Global") or Baa3 or higher by Moody's Investors Service, Inc. ("Moody's"). The fixed-income securities in which the Account invests include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including collateralized mortgage obligations), asset-backed securities and mortgage backed securities representing an interest in a pool of mortgage loans or other assets (securitized products); corporate bonds; and securities issued by or guaranteed by foreign governments payable in U.S. dollars. The Account also invests in foreign securities and up to 20% of its assets in below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P Global (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). Under normal circumstances, the fixed-income portion of the Account maintains an average portfolio duration that is within ± 25% of the duration of the Bloomberg Barclays U.S. Aggregate Bond index, which as of December 31, 2016 , was 5.89 years .
During the fiscal year ended December 31, 2016, the average ratings of the Account's fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

54.39% in securities rated Aaa	4.79% in securities rated Ba	0.00% in securities rated C
3.90% in securities rated Aa	2.66% in securities rated B	0.00% in securities rated D
13.49% in securities rated A	1.04% in securities rated Caa	0.76% in securities not rated
18.93% in securities rated Baa	0.04% in securities rated Ca
Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small and Medium Market Capitalization Companies Risk. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

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Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Portfolio Turnover (Active Trading) Risk. High portfolio turnover (more than 100%) caused by actively trading portfolio securities may result in accelerating the realization of taxable gains and losses, lower fund performance and increased brokerage costs.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q3 ‘09	12.74%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(17.87)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
Balanced Account - Class 1	5.68%	9.30%	4.98%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	2.65%	2.23%	4.34%
60% S&P 500 Index/40% Bloomberg Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.31%	9.69%	6.21%
The S&P 500 Index is used to show large cap U.S. equity market performance. The Bloomberg Barclays U.S. Aggregate Bond Index is used to show performance of domestic, taxable fixed-income securities. The blended index (as described in the table) is used to show the performance of the various asset classes used by the Account.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Manager:
Principal Global Investors, LLC

•	Matthew Annenberg (since 2014), Managing Director, Asset Allocation

•	Scott Smith (since 2014), Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

BOND MARKET INDEX ACCOUNT
Objective: The Account seeks to provide current income.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.25%
Other Expenses	—%
Acquired Fund Fees and Expenses	0.01%
Total Annual Account Operating Expenses	0.26%
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Bond Market Index Account - Class 1	$27	$84	$146	$331
Portfolio Turnover
The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account's portfolio turnover rate was 118.5% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Account uses a passive investment approach known as "sampling" to invest at least 80% of its net assets, plus any borrowings for investment purposes, in investments designed to track the Bloomberg Barclays U.S. Aggregate Bond Index (the "Index") at the time of purchase. The Index is composed of investment grade, fixed rate debt issues with maturities of one year or more, including government securities, corporate securities, and asset-backed and mortgage-backed securities (securitized products). The Index is rebalanced monthly to reflect securities that have dropped out of or entered the Index in the preceding month. Because of the practical difficulties and expense of purchasing all of the securities in the Index, the Account does not purchase all of the securities in the Index. Instead, the Account uses a sampling methodology to purchase securities with generally the same risk and return characteristics of the Index. Under normal circumstances, the Account maintains an average portfolio duration that is in line with the duration of the Index, which as of December 31, 2016 was 5.89 years . Because the Account's portfolio turnover rate during the most recent fiscal year was more than 100%, the Account is considered actively-traded.
Principal Risks
The value of your investment in the Account changes with the value of the Account 's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Index Fund Risk. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by the type of passive investment approach used by a fund (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Portfolio Turnover (Active Trading) Risk. High portfolio turnover (more than 100%) caused by actively trading portfolio securities may result in accelerating the realization of taxable gains and losses, lower fund performance and increased brokerage costs.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
Life of Account returns are measured from the date the Account's shares were first sold (May 15, 2012).

Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q1 ‘16	2.94%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘16	(3.12)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	Life of Account
Bond Market Index Account - Class 1	2.29%	1.63%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	2.65%	2.00%
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Mellon Capital Management Corporation

•	Paul Benson (since 2015), Managing Director, Head of Fixed Income Portfolio Management

•	Gregg Lee (since 2012), Vice President, Senior Portfolio Manager, Fixed Income

•	Nancy G. Rogers (since 2015), Director, Senior Portfolio Manager, Fixed Income

•	Stephanie Shu (since 2015), Director, Senior Portfolio Manager, Fixed Income
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

CORE PLUS BOND ACCOUNT

Objective:	The Account seeks to provide current income and, as a secondary objective, capital appreciation.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Total Annual Account Operating Expenses	0.46%	0.71%
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Core Plus Bond Account - Class 1	$47	$148	$258	$579
Core Plus Bond Account - Class 2	73	227	395	883
Portfolio Turnover
The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 155.1% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds or other debt securities at the time of purchase. The bonds and other debt securities in which the Account invests include intermediate maturity fixed-income securities, which are rated, at the time of purchase, BBB- or higher by S&P Global Ratings ("S&P Global") or Baa3 or higher by Moody's Investors Service, Inc. ("Moody's").
The fixed-income securities in which the Account invests include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including collateralized mortgage obligations); asset-backed securities or mortgage-backed securities (securitized products); corporate bonds; and securities issued or guaranteed by foreign governments payable in U.S. dollars. The Account also invests in foreign securities, and up to 20% of its assets in below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P Global (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). The Account is not managed to a particular maturity. Under normal circumstances, the Account maintains an average portfolio duration that is within ±25% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index, which as of December 31, 2016 was 5.89 years.

The Account actively trades portfolio securities and enters into dollar roll transactions which may involve leverage. The Account utilizes derivative strategies for hedging or managing fixed income exposure. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the Account invests in Treasury futures or interest rate swaps to manage the fixed-income exposure (including for hedging purposes) and credit default swaps to increase or decrease, in an efficient manner, exposures to certain sectors or individual issuers.
During the fiscal year ended December 31, 2016, the average ratings of the Account's fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

51.95% in securities rated Aaa	6.44% in securities rated Ba	0.02% in securities rated C
3.53% in securities rated Aa	3.68% in securities rated B	0.01% in securities rated D
12.60% in securities rated A	1.02% in securities rated Caa	0.65% in securities not rated
20.07% in securities rated Baa	0.03% in securities rated Ca
Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:
Counterparty Risk. Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations.
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

•
Credit Default Swaps. Credit default swaps involve special risks in addition to those associated with swaps generally because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (i.e., full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction.

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Currency Contracts. Derivatives related to currency contracts involve the specific risk of government action through exchange controls that would restrict the ability of the fund to deliver or receive currency.

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Futures and Swaps. Futures and swaps involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the future or swap; possible lack of a liquid secondary market for a future or swap and the resulting inability to close a future or swap when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Hedging Risk. A fund that implements a hedging strategy using derivatives and/or securities could expose the fund to the risk that can arise when a change in the value of a hedge does not match a change in the value of the asset it hedges. In other words, the change in value of the hedge could move in a direction that does not match the change in value of the underlying asset, resulting in a risk of loss to the fund.
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Leverage Risk. Leverage created by borrowing or certain types of transactions or investments may impair the fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the fund’s net asset value, or diminish the fund’s performance.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Portfolio Turnover (Active Trading) Risk. High portfolio turnover (more than 100%) caused by actively trading portfolio securities may result in accelerating the realization of taxable gains and losses, lower fund performance and increased brokerage costs.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the performance of the Account's Class 1 shares from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Account do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Account would be lower if such expenses were included.

For periods prior to the inception date of Class 2 Shares (May 1, 2015), the performance shown in the table for Class 2 shares is based on the performance of the Account's Class 1 shares, adjusted to reflect the fees and expenses of the Class 2 shares. These adjustments for Class 2 shares result in performance for such periods that is no higher than the historical performance of the Class 1 shares, which were first sold on December 18, 1987.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q3 ‘09	9.32%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(8.24)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
Core Plus Bond Account - Class 1	4.09%	3.05%	3.72%
Core Plus Bond Account - Class 2	3.82%	2.79%	3.45%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	2.65%	2.23%	4.34%
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	William C. Armstrong (since 2000), Portfolio Manager

•	Tina Paris (since 2015), Portfolio Manager

•	Timothy R. Warrick (since 2000), Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

DIVERSIFIED BALANCED ACCOUNT

Objective:	The Account seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.05%	0.05%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses(1)	—%	—%
Acquired Fund Fees and Expenses(1)	0.25%	0.25%
Total Annual Account Operating Expenses	0.30%	0.55%
(1) Based on estimated amounts for the current fiscal year (Class 1).
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Diversified Balanced Account - Class 1	$31	$97	$169	$381
Diversified Balanced Account - Class 2	56	176	307	689
Portfolio Turnover
As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 14.1% of the average value of its portfolio.
Principal Investment Strategies
The Account operates as a fund of funds and invests in underlying funds, each of which tracks an index. The assets of the Account are allocated among underlying funds in accordance with the Account's investment objective and based on qualitative and quantitative analyses and the relative market valuations of the underlying funds. The Account typically allocates its assets among the following "underlying funds": Funds of Principal Funds, Inc. ("PFI") - the International Equity Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds - and Accounts of Principal Variable Contracts Funds, Inc. ("PVC") - the Bond Market Index and LargeCap S&P 500 Index Accounts. The Account generally allocates approximately 50% of its assets to the equity index funds to gain broad market capitalization exposure to both U.S. and non-U.S investments and approximately 50% to the Bond Market Index Account for intermediate duration fixed-income exposure. The percentages reflect the extent to which the Account normally invests in the particular market segment represented by the underlying funds, and the asset allocation strategy influences the potential investment risk and reward of the Account. The diversification of the Account is designed to moderate overall price volatility and cushion severe losses in any one investment sector.

Without shareholder approval, Principal Management Corporation ("PMC"), the manager for PVC and PFI, may alter the percentage ranges and/or substitute or remove underlying funds (including investing in other investment companies) when it deems appropriate in order to achieve the Account’s investment objective. The Account is re-balanced monthly.
The Account’s underlying funds utilize derivative strategies. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the underlying funds invest in equity index futures and exchange-traded funds (ETFs) to manage the equity exposure.
Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The principal risks of investing in the Account that are inherent in the fund of funds are:
Funds of Funds Risk
Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the Fund invests ("underlying funds"). The Fund's selection and weighting of asset classes and allocation of investments in underlying funds may cause it to underperform other funds with a similar investment objective. The Fund's performance and risks correspond directly to the performance and risks of the underlying funds in which it invests, proportionately in accordance with the weightings of such investments, and there is no assurance that the underlying funds will achieve their investment objectives. Management of the Fund entails potential conflicts of interest: the Fund invests in affiliated underlying funds; and the Advisor and its affiliates may earn different fees from different underlying funds and may have an incentive to allocate more Fund assets to underlying funds from which they receive higher fees.
Principal Risks due to the Account's Investments in Underlying Funds
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

•
Futures. Futures involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the future; possible lack of a liquid secondary market for a future and the resulting inability to close a future when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns

•	Small and Medium Market Capitalization Companies Risk. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Index Fund Risk. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by the type of passive investment approach used by a fund (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares.
Investment Company Securities Risk. A fund that invests in another investment company (for example, another fund or an exchange-traded fund (“ETF”)) is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
Using the historical performance of the Account’s Class 2 shares, adjusted as described below, the bar chart shows changes in the performance of the Account's Class 1 shares from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Account do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Account would be lower if such expenses were included.
For periods prior to the inception date of Class 1 Shares (May 1, 2017), the performance shown in the bar chart and table for Class 1 shares is based on the performance of the Account's Class 2 shares, adjusted to reflect the fees and expenses of the Class 1 shares. These adjustments for Class 1 shares result in performance for such periods that is no higher than the historical performance of the Class 2 shares, which were first sold on December 30, 2009.
Life of Account results are measured from the date the Account's shares were first sold (December 30, 2009).

Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q3 ‘10	6.79%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘11	(6.34)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	Life of Account
Diversified Balanced Account - Class 1	6.90%	7.34%	7.20%
Diversified Balanced Account - Class 2	6.90%	7.34%	7.20%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	2.65%	2.23%	3.60%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	12.66%
MSCI EAFE Index NR (reflects no deduction for fees, expenses, or taxes)	1.00%	6.53%	3.88%
S&P Midcap 400 Index (reflects no deduction for fees, expenses, or taxes)	20.74%	15.33%	14.02%
S&P Smallcap 600 Index (reflects no deduction for fees, expenses, or taxes)	26.56%	16.62%	15.32%
Diversified Balanced Custom Index (reflects no deduction for fees, expenses, or taxes)	7.52%	8.03%	7.88%
The Bloomberg Barclays U.S. Aggregate Bond Index is used to show performance of domestic, taxable fixed-income securities performance. The S&P 500 Index is used to show large cap U.S. equity market performance. The MSCI EAFE Index NR is used to show international stock performance. The S&P Midcap 400 Index is used to show mid cap U.S. equity market performance. The S&P Smallcap 600 Index is used to show small cap U.S. equity market performance. The custom index (as defined below) is used to show the performance of the various asset classes used by the Account, and the Average Annual Total Returns table shows performance of the components of the custom index. The weightings for the Diversified Balanced Custom Index are 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% S&P 500 Index, 7% MSCI EAFE Index NR, 4% S&P Midcap 400 Index, and 4% S&P Smallcap 600 Index.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2009), Portfolio Manager

•	Randy L. Welch (since 2009), Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

DIVERSIFIED BALANCED MANAGED VOLATILITY ACCOUNT

Objective:	The Account seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk, with an emphasis on managing volatility.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management Fees	0.05%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.01%
Acquired Fund Fees and Expenses	0.33%
Total Annual Account Operating Expenses	0.64%
Expense Reimbursement (1)	—%
Total Annual Account Operating Expenses after Expense Reimbursement	0.64%

(1) Principal Management Corporation ("PMC"), the investment advisor, has contractually agreed to limit the Account’s expenses by paying, if necessary, expenses normally payable by the Account, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.31% for Class 2 shares. It is expected that the expense limit will continue through the period ending April 30, 2018; however, Principal Variable Contracts Funds, Inc. and PMC, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Diversified Balanced Managed Volatility Account - Class 2	$65	$205	$357	$798
Portfolio Turnover
As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 13.6% of the average value of its portfolio.

Principal Investment Strategies
The Account operates as a fund of funds and invests in underlying funds, each of which tracks an index. The assets of the Account are allocated among underlying funds in accordance with the Account's investment objective and based on qualitative and quantitative analyses and the relative market valuations of the underlying funds. The Account typically allocates its assets among the following "underlying funds": Funds of Principal Funds, Inc. ("PFI") - the International Equity Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds - and Accounts of Principal Variable Contracts Funds, Inc. ("PVC") - the Bond Market Index and LargeCap S&P 500 Managed Volatility Index Accounts. The Account generally allocates approximately 50% of its assets to the equity index funds to gain broad market capitalization exposure to both U.S. and non-U.S investments and approximately 50% to the Bond Market Index Account for intermediate duration fixed-income exposure. The percentages reflect the extent to which the Account normally invests in the particular market segment represented by the underlying funds, and the asset allocation strategy influences the potential investment risk and reward of the Account. The diversification of the Account is designed to moderate overall price volatility and cushion severe losses in any one investment sector.
Without shareholder approval, Principal Management Corporation ("PMC"), the manager for PVC and PFI, may alter the percentage ranges and/or substitute or remove underlying funds (including investing in other investment companies) when it deems appropriate in order to achieve the Account's investment objective. The Account is re-balanced monthly.
The Account's underlying funds utilize derivative strategies. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the underlying funds invest in equity index futures and exchange-traded funds (ETFs) to manage the equity exposure. An underlying fund also buys vertical call spreads and vertical put spreads as part of an active strategy intended to reduce volatility. Vertical spreads are the simultaneous purchase and sale of two options of the same type with the same expiration date but two different strike prices. The strike price is the fixed price at which the owner of the option can buy (in the case of a call), or sell (in the case of a put), the underlying security.
Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The principal risks of investing in the Account that are inherent in the fund of funds are:
Funds of Funds Risk
Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the Fund invests ("underlying funds"). The Fund's selection and weighting of asset classes and allocation of investments in underlying funds may cause it to underperform other funds with a similar investment objective. The Fund's performance and risks correspond directly to the performance and risks of the underlying funds in which it invests, proportionately in accordance with the weightings of such investments, and there is no assurance that the underlying funds will achieve their investment objectives. Management of the Fund entails potential conflicts of interest: the Fund invests in affiliated underlying funds; and the Advisor and its affiliates may earn different fees from different underlying funds and may have an incentive to allocate more Fund assets to underlying funds from which they receive higher fees.
Principal Risks due to the Account's Investments in Underlying Funds
Counterparty Risk. Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations.
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

•
Futures. Futures involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the future; possible lack of a liquid secondary market for a future and the resulting inability to close a future when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

•
Options. Options involve specific risks, including: imperfect correlation between the change in market value of the instruments held by the fund and the price of the options, counterparty risk, difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets), and an insufficient liquid secondary market for particular options.

Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns

•	Small and Medium Market Capitalization Companies Risk. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Hedging Risk. A fund that implements a hedging strategy using derivatives and/or securities could expose the fund to the risk that can arise when a change in the value of a hedge does not match a change in the value of the asset it hedges. In other words, the change in value of the hedge could move in a direction that does not match the change in value of the underlying asset, resulting in a risk of loss to the fund.
Index Fund Risk. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by the type of passive investment approach used by a fund (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares.
Investment Company Securities Risk. A fund that invests in another investment company (for example, another fund or an exchange-traded fund (“ETF”)) is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Volatility Mitigation Risk.  Volatility mitigation strategies may increase fund transaction costs, which could increase losses or reduce gains.  These strategies may not protect the fund from market declines and may reduce the fund's participation in market gains.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
Life of Account returns are measured from the date the Account's shares were first sold (October 31, 2013).
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q4 ‘14	2.93%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘15	(3.03)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	Life of Account
Diversified Balanced Managed Volatility Account - Class 2	6.42%	4.75%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	2.65%	2.56%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	11.96%	10.28%
MSCI EAFE Index NR (reflects no deduction for fees, expenses, or taxes)	1.00%	(0.82)%
S&P Midcap 400 Index (reflects no deduction for fees, expenses, or taxes)	20.74%	10.05%
S&P Smallcap 600 Index (reflects no deduction for fees, expenses, or taxes)	26.56%	10.98%
Diversified Balanced Managed Volatility Custom Index (reflects no deduction for fees, expenses, or taxes)	7.52%	4.74%
The Bloomberg Barclays U.S. Aggregate Bond Index is used to show performance of domestic, taxable fixed-income securities performance. The S&P 500 Index is used to show large cap U.S. equity market performance. The MSCI EAFE Index NR is used to show international stock performance. The S&P Midcap 400 Index is used to show mid cap U.S. equity market performance. The S&P Smallcap 600 Index is used to show small cap U.S. equity market performance. The custom index (as defined below) is used to show the performance of the various asset classes used by the Account, and the Average Annual Total Returns table shows performance of the components of the custom index. The weightings for the Diversified Balanced Managed Volatility Custom Index are 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% S&P 500 Index, 7% MSCI EAFE Index NR, 4% S&P Midcap 400 Index, and 4% S&P Smallcap 600 Index.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2013), Portfolio Manager

•	Randy L. Welch (since 2013), Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

DIVERSIFIED BALANCED VOLATILITY CONTROL ACCOUNT

Objective:	The Account seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk, while seeking to control volatility.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management Fees	0.12%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses (1)	0.02%
Acquired Fund Fees and Expenses (1)	0.25%
Total Annual Account Operating Expenses	0.64%
Expense Reimbursement (2)	—%
Total Annual Account Operating Expenses after Expense Reimbursement	0.64%

(1) Based on estimated expenses for the current fiscal year.
(2)  Principal Management Corporation ("PMC"), the investment advisor, has contractually agreed to limit the Account's expenses by paying, if necessary, expenses normally payable by the Account, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.39% for Class 2 shares. It is expected that the expense limit will continue through the period ending April 30, 2018; however, Principal Variable Contracts Funds, Inc. and PMC, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Diversified Balanced Volatility Control Account - Class 2	$65	$205
Portfolio Turnover
The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio); however, the Account does not pay transaction costs when it buys and sells shares of underlying funds. An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. This is a new Account and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategies
The Account operates as a fund of funds and invests in underlying funds. The assets of the Account are allocated among underlying funds in accordance with the Account's investment objective and based on qualitative and quantitative analyses and the relative market valuations of the underlying funds. The Account typically allocates its assets among the following Funds of Principal Funds Inc. ("PFI") - the International Equity Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds; the following Accounts of Principal Variable Contracts Fund, Inc. ("PVC") - the Bond Market Index and LargeCap S&P 500 Index Accounts; and equity index exchange-traded funds (“ETFs”) of Principal Exchange-Traded Funds and/or other fund complexes (collectively, the “Underlying Funds”). The diversification of the Account is designed to moderate overall price volatility and cushion severe losses in any one investment sector.
The Account also invests in cash and cash equivalents (as investments and/or to serve as margin or collateral for derivatives positions) and derivative instruments (primarily exchange-traded futures). A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index.
The Account uses a systematic approach to identify volatility signals in the market and determine whether equity market volatility is below or above average. During periods of lower equity market volatility, the Account generally allocates approximately 50% of its assets to the underlying equity index funds and long positions in ETFs and exchange-traded futures to gain broad market capitalization exposure to both U.S. and non-U.S. equity investments and approximately 50% to the Bond Market Index Account for intermediate duration fixed-income exposure. The percentages reflect the extent to which the Account normally invests in the particular market segment represented by the underlying funds, and the asset allocation strategy influences the potential investment risk and reward of the Account.
During periods of higher equity market volatility, the Account implements a volatility control strategy to hedge its equity exposure. Specifically, the Account invests in cash and/or cash equivalents such as high quality short-term money market investments and/or takes short positions in exchange-traded futures.
Without shareholder approval, PMC, the manager for PVC and PFI, may alter the percentage ranges and strategy allocations and/or substitute or remove underlying funds (including investing in other investment companies) when it deems appropriate in order to achieve the Account's investment objective. For example, during periods of higher equity market volatility, the allocations to the underlying equity funds might be reduced.
Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:
Funds of Funds Risk. Account shareholders bear indirectly their proportionate share of the expenses of the Underlying Funds. The Account's selection and weighting of asset classes and allocation of investments in Underlying Funds may cause it to underperform other funds with a similar investment objective. The Account's performance and risks correspond directly to the performance and risks of the Underlying Funds, proportionately in accordance with the weightings of such investments, and there is no assurance that the Underlying Funds will achieve their investment objectives. Management of the Account entails potential conflicts of interest: the Account invests in affiliated Underlying Funds; and the Advisor and its affiliates may earn different fees from different Underlying Funds and may have an incentive to allocate more Account assets to Underlying Funds from which they receive higher fees.
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

•
Futures. Futures involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the future; possible lack of a liquid secondary market for a future and the resulting inability to close a future when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

Hedging Risk. A fund that implements a hedging strategy using derivatives and/or securities could expose the fund to the risk that can arise when a change in the value of a hedge does not match a change in the value of the asset it hedges. In other words, the change in value of the hedge could move in a direction that does not match the change in value of the underlying asset, resulting in a risk of loss to the fund.
Short Sale Risk. A short sale involves the sale by the fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the fund.
Volatility Mitigation Risk.  Volatility mitigation strategies may increase fund transaction costs, which could increase losses or reduce gains.  These strategies may not protect the fund from market declines and may reduce the fund's participation in market gains.
Principal Risks due to the Account's Investments in Underlying Funds
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

•
Futures. Futures involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the future; possible lack of a liquid secondary market for a future and the resulting inability to close a future when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•	Small and Medium Market Capitalization Companies Risk. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Index Fund Risk. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by the type of passive investment approach used by a fund (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares.
Investment Company Securities Risk. A fund that invests in another investment company (for example, another fund or an exchange-traded fund (“ETF”)) is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.

Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
No performance information is shown below because the Account has not yet had a calendar year of performance. The Account's performance is benchmarked against the Bloomberg Barclays U.S. Aggregate Bond Index. Performance information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2017), Portfolio Manager

•	Jeffrey A. Schwarte (since 2017), Portfolio Manager

•	Randy L. Welch (since 2017), Portfolio Manager
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Thomas L. Kruchten (since 2017), Portfolio Manager

•	Mark R. Nebelung (since 2017), Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

DIVERSIFIED GROWTH ACCOUNT

Objective:	The Account seeks to provide long-term capital appreciation.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management Fees	0.05%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	—%
Acquired Fund Fees and Expenses	0.26%
Total Annual Account Operating Expenses	0.56%
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Diversified Growth Account - Class 2	$57	$179	$313	$701
Portfolio Turnover
As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 11.1% of the average value of its portfolio.
Principal Investment Strategies
The Account operates as a fund of funds and invests in underlying funds, each of which tracks an index. The assets of the Account are allocated among underlying funds in accordance with the Account's investment objective and based on qualitative and quantitative analyses and the relative market valuations of the underlying funds. The Account typically allocates its assets among the following "underlying funds": Funds of Principal Funds, Inc. ("PFI") - the International Equity Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds - and Accounts of Principal Variable Contracts Funds, Inc. ("PVC") – the Bond Market Index and LargeCap S&P 500 Index Accounts. The Account generally allocates approximately 65% of its assets to the equity index funds to gain broad market capitalization exposure to both U.S. and non-U.S investments and approximately 35% to the Bond Market Index Account for intermediate duration fixed-income exposure. The percentages reflect the extent to which the Account normally invests in the particular market segment represented by the underlying funds, and the asset allocation strategy influences the potential investment risk and reward of the Account. The diversification of the Account is designed to moderate overall price volatility and cushion severe losses in any one investment sector.
Without shareholder approval, Principal Management Corporation ("PMC"), the manager for PVC and PFI, may alter the percentage ranges and/or substitute or remove underlying funds (including investing in other investment companies) when it deems appropriate in order to achieve the Account’s investment objective. The Account is re-balanced monthly.

The Account’s underlying funds utilize derivative strategies. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the underlying funds invest in equity index futures and exchange-traded funds (ETFs) to manage the equity exposure.
Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The principal risks of investing in the Account that are inherent in the fund of funds are:
Funds of Funds Risk
Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the Fund invests ("underlying funds"). The Fund's selection and weighting of asset classes and allocation of investments in underlying funds may cause it to underperform other funds with a similar investment objective. The Fund's performance and risks correspond directly to the performance and risks of the underlying funds in which it invests, proportionately in accordance with the weightings of such investments, and there is no assurance that the underlying funds will achieve their investment objectives. Management of the Fund entails potential conflicts of interest: the Fund invests in affiliated underlying funds; and the Advisor and its affiliates may earn different fees from different underlying funds and may have an incentive to allocate more Fund assets to underlying funds from which they receive higher fees.
Principal Risks due to the Account's Investments in Underlying Funds
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

•
Futures. Futures involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the future; possible lack of a liquid secondary market for a future and the resulting inability to close a future when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns

•	Small and Medium Market Capitalization Companies Risk. Investments in small- and medium-sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Index Fund Risk. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by the type of passive investment approach used by a fund (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares.
Investment Company Securities Risk. A fund that invests in another investment company (for example, another fund or an exchange-traded fund (“ETF”)) is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
Life of Account returns are measured from the date the Account's shares were first sold (December 30, 2009).

Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q3 ‘10	8.57%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘11	(9.31)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	Life of Account
Diversified Growth Account - Class 2	8.14%	8.99%	8.38%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	12.66%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	2.65%	2.23%	3.60%
MSCI EAFE Index NR (reflects no deduction for fees, expenses, or taxes)	1.00%	6.53%	3.88%
S&P Midcap 400 Index (reflects no deduction for fees, expenses, or taxes)	20.74%	15.33%	14.02%
S&P Smallcap 600 Index (reflects no deduction for fees, expenses, or taxes)	26.56%	16.62%	15.32%
Diversified Growth Custom Index (reflects no deduction for fees, expenses, or taxes)	8.81%	9.68%	9.01%
The S&P 500 Index is used to show large cap U.S. equity market performance. The Bloomberg Barclays U.S. Aggregate Bond Index is used to show performance of domestic, taxable fixed-income securities performance. The MSCI EAFE Index NR is used to show international stock performance. The S&P Midcap 400 Index is used to show mid cap U.S. equity market performance. The S&P Smallcap 600 Index is used to show small cap U.S. equity market performance. The custom index (as defined below) is used to show the performance of the various asset classes used by the Account, and the Average Annual Total Returns table shows performance of the components of the custom index. The weightings for the Diversified Growth Custom Index are 45% S&P 500 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE Index NR, 5% S&P Midcap 400 Index, and 5% S&P Smallcap 600 Index.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2009), Portfolio Manager

•	Randy L. Welch (since 2009), Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

DIVERSIFIED GROWTH MANAGED VOLATILITY ACCOUNT

Objective:	The Account seeks to provide long-term capital appreciation, with an emphasis on managing volatility.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management Fees	0.05%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	—%
Acquired Fund Fees and Expenses	0.35%
Total Annual Account Operating Expenses	0.65%
Expense Reimbursement (1)	—%
Total Annual Account Operating Expenses after Expense Reimbursement	0.65%

(1)  Principal Management Corporation ("PMC"), the investment advisor, has contractually agreed to limit the Account’s expenses by paying, if necessary, expenses normally payable by the Account, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.31% for Class 2 shares. It is expected that the expense limit will continue through the period ending April 30, 2018; however, Principal Variable Contracts Funds, Inc. and PMC, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Diversified Growth Managed Volatility Account - Class 2	$66	$208	$362	$810
Portfolio Turnover
As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 11.7% of the average value of its portfolio.

Principal Investment Strategies
The Account operates as a fund of funds and invests in underlying funds, each of which tracks an index. The assets of the Account are allocated among underlying funds in accordance with the Account's investment objective and based on qualitative and quantitative analyses and the relative market valuations of the underlying funds. The Account typically allocates its assets among the following "underlying funds": Funds of Principal Funds, Inc. ("PFI") - the International Equity Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds - and Accounts of Principal Variable Contracts Funds, Inc. ("PVC") - the Bond Market Index and LargeCap S&P 500 Managed Volatility Index Accounts. The Account generally allocates approximately 65% of its assets to the equity index funds to gain broad market capitalization exposure to both U.S. and non-U.S investments and approximately 35% to the Bond Market Index Account for intermediate duration fixed-income exposure. The percentages reflect the extent to which the Account normally invests in the particular market segment represented by the underlying funds, and the asset allocation strategy influences the potential investment risk and reward of the Account. The diversification of the Account is designed to moderate overall price volatility and cushion severe losses in any one investment sector.
Without shareholder approval, Principal Management Corporation ("PMC"), the manager for PVC and PFI, may alter the percentage ranges and/or substitute or remove underlying funds (including investing in other investment companies) when it deems appropriate in order to achieve the Account's investment objective. The Account is re-balanced monthly.
The Account's underlying funds utilize derivative strategies. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the underlying funds invest in equity index futures and exchange-traded funds (ETFs) to manage the equity exposure. An underlying fund also buys vertical call spreads and vertical put spreads as part of an active strategy intended to reduce volatility. Vertical spreads are the simultaneous purchase and sale of two options of the same type with the same expiration date but two different strike prices. The strike price is the fixed price at which the owner of the option can buy (in the case of a call), or sell (in the case of a put), the underlying security.
Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The principal risks of investing in the Account that are inherent in the fund of funds are:
Funds of Funds Risk
Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the Fund invests ("underlying funds"). The Fund's selection and weighting of asset classes and allocation of investments in underlying funds may cause it to underperform other funds with a similar investment objective. The Fund's performance and risks correspond directly to the performance and risks of the underlying funds in which it invests, proportionately in accordance with the weightings of such investments, and there is no assurance that the underlying funds will achieve their investment objectives. Management of the Fund entails potential conflicts of interest: the Fund invests in affiliated underlying funds; and the Advisor and its affiliates may earn different fees from different underlying funds and may have an incentive to allocate more Fund assets to underlying funds from which they receive higher fees.
Principal Risks due to the Account's Investments in Underlying Funds
Counterparty Risk. Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations.
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

•
Futures. Futures involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the future; possible lack of a liquid secondary market for a future and the resulting inability to close a future when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

•
Options. Options involve specific risks, including: imperfect correlation between the change in market value of the instruments held by the fund and the price of the options, counterparty risk, difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets), and an insufficient liquid secondary market for particular options.

Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small and Medium Market Capitalization Companies Risk. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Hedging Risk. A fund that implements a hedging strategy using derivatives and/or securities could expose the fund to the risk that can arise when a change in the value of a hedge does not match a change in the value of the asset it hedges. In other words, the change in value of the hedge could move in a direction that does not match the change in value of the underlying asset, resulting in a risk of loss to the fund.
Index Fund Risk. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by the type of passive investment approach used by a fund (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares.
Investment Company Securities Risk. A fund that invests in another investment company (for example, another fund or an exchange-traded fund (“ETF”)) is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.

Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Volatility Mitigation Risk.  Volatility mitigation strategies may increase fund transaction costs, which could increase losses or reduce gains.  These strategies may not protect the fund from market declines and may reduce the fund's participation in market gains.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
Life of Account returns are measured from the date the Account's shares were first sold (October 31, 2013).
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q4 ‘15	3.35%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘15	(4.23)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	Life of Account
Diversified Growth Managed Volatility Account - Class 2	7.56%	5.46%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	11.96%	10.28%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	2.65%	2.56%
MSCI EAFE Index NR (reflects no deduction for fees, expenses, or taxes)	1.00%	(0.82)%
S&P Midcap 400 Index (reflects no deduction for fees, expenses, or taxes)	20.74%	10.05%
S&P Smallcap 600 Index (reflects no deduction for fees, expenses, or taxes)	26.56%	10.98%
Diversified Growth Managed Volatility Custom Index (reflects no deduction for fees, expenses, or taxes)	8.81%	5.46%
The S&P 500 Index is used to show large cap U.S. equity market performance. The Bloomberg Barclays U.S. Aggregate Bond Index is used to show performance of domestic, taxable fixed-income securities performance. The MSCI EAFE Index NR is used to show international stock performance. The S&P Midcap 400 Index is used to show mid cap U.S. equity market performance. The S&P Smallcap 600 Index is used to show small cap U.S. equity market performance. The custom index (as defined below) is used to show the performance of the various asset classes used by the Account, and the Average Annual Total Returns table shows performance of the components of the custom index. The weightings for the Diversified Growth Managed Volatility Custom Index are 45% S&P 500 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE Index NR, 5% S&P Midcap 400 Index, and 5% S&P Smallcap 600 Index.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2013), Portfolio Manager

•	Randy L. Welch (since 2013), Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

DIVERSIFIED GROWTH VOLATILITY CONTROL ACCOUNT

Objective:	The Account seeks to provide long-term capital appreciation, while seeking to control volatility.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management Fees	0.12%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses (1)	0.01%
Acquired Fund Fees and Expenses (1)	0.25%
Total Annual Account Operating Expenses	0.63%
Expense Reimbursement (2)	—%
Total Annual Account Operating Expenses after Expense Reimbursement	0.63%

(1) Based on estimated expenses for the current fiscal year.
(2)   Principal Management Corporation ("PMC"), the investment advisor, has contractually agreed to limit the Account's expenses by paying, if necessary, expenses normally payable by the Account, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.39% for Class 2 shares. It is expected that the expense limit will continue through the period ending April 30, 2018; however, Principal Variable Contracts Funds, Inc. and PMC, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Diversified Growth Volatility Control Account - Class 2	$64	$202
Portfolio Turnover
The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio); however, the Account does not pay transaction costs when it buys and sells shares of underlying funds. An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. This is a new Account and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategies
The Account operates as a fund of funds and invests in underlying funds. The assets of the Account are allocated among underlying funds in accordance with the Account's investment objective and based on qualitative and quantitative analyses and the relative market valuations of the underlying funds. The Account typically allocates its assets among the following Funds of Principal Funds, Inc. ("PFI") - the International Equity Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds; the following Accounts of Principal Variable Contracts Fund, Inc. ("PVC") - the Bond Market Index and LargeCap S&P 500 Index Accounts; and equity index exchange-traded funds (“ETFs”) of Principal Exchange-Traded Funds and/or other fund complexes (collectively, the “Underlying Funds”). The diversification of the Account is designed to moderate overall price volatility and cushion severe losses in any one investment sector.
The Account also invests in cash and cash equivalents (as investments and/or to serve as margin or collateral for derivatives positions) and derivative instruments (primarily exchange-traded futures). A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index.
The Account uses a systematic approach to identify volatility signals in the market and determine whether equity market volatility is below or above average. During periods of lower equity market volatility, the Account generally allocates approximately 65% of its assets to the underlying equity index funds and long positions in ETFs and exchange-traded futures to gain broad market capitalization exposure to both U.S. and non-U.S. equity investments and approximately 35% to the Bond Market Index Account for intermediate duration fixed-income exposure. The percentages reflect the extent to which the Account normally invests in the particular market segment represented by the underlying funds, and the asset allocation strategy influences the potential investment risk and reward of the Account.
During periods of higher equity market volatility, the Account implements a volatility control strategy to hedge its equity exposure. Specifically, the Account invests in cash and/or cash equivalents such as high quality short-term money market investments and/or takes short positions in exchange-traded futures.
Without shareholder approval, PMC, the manager for PVC and PFI, may alter the percentage ranges and strategy allocations and/or substitute or remove underlying funds (including investing in other investment companies) when it deems appropriate in order to achieve the Account's investment objective. For example, during periods of higher equity market volatility, the allocations to the underlying equity funds might be reduced.
Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:
Funds of Funds Risk. Account shareholders bear indirectly their proportionate share of the expenses of the Underlying Funds. The Account's selection and weighting of asset classes and allocation of investments in Underlying Funds may cause it to underperform other funds with a similar investment objective. The Account's performance and risks correspond directly to the performance and risks of the Underlying Funds, proportionately in accordance with the weightings of such investments, and there is no assurance that the Underlying Funds will achieve their investment objectives. Management of the Account entails potential conflicts of interest: the Account invests in affiliated Underlying Funds; and the Advisor and its affiliates may earn different fees from different Underlying Funds and may have an incentive to allocate more Account assets to Underlying Funds from which they receive higher fees.
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

•
Futures. Futures involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the future; possible lack of a liquid secondary market for a future and the resulting inability to close a future when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

Hedging Risk. A fund that implements a hedging strategy using derivatives and/or securities could expose the fund to the risk that can arise when a change in the value of a hedge does not match a change in the value of the asset it hedges. In other words, the change in value of the hedge could move in a direction that does not match the change in value of the underlying asset, resulting in a risk of loss to the fund.
Short Sale Risk. A short sale involves the sale by the fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the fund.
Volatility Mitigation Risk.  Volatility mitigation strategies may increase fund transaction costs, which could increase losses or reduce gains.  These strategies may not protect the fund from market declines and may reduce the fund's participation in market gains.
Principal Risks due to the Account's Investments in Underlying Funds
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

•
Futures. Futures involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the future; possible lack of a liquid secondary market for a future and the resulting inability to close a future when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•	Small and Medium Market Capitalization Companies Risk. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Index Fund Risk. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by the type of passive investment approach used by a fund (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares.
Investment Company Securities Risk. A fund that invests in another investment company (for example, another fund or an exchange-traded fund (“ETF”)) is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
No performance information is shown below because the Account has not yet had a calendar year of performance. The Account's performance is benchmarked against the S&P 500 Index. Performance information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2017), Portfolio Manager

•	Jeffrey A. Schwarte (since 2017), Portfolio Manager

•	Randy L. Welch (since 2017), Portfolio Manager
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Thomas L. Kruchten (since 2017), Portfolio Manager

•	Mark R. Nebelung (since 2017), Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

DIVERSIFIED INCOME ACCOUNT

Objective:	The Account seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation).
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management Fees	0.05%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	—%
Acquired Fund Fees and Expenses	0.25%
Total Annual Account Operating Expenses	0.55%
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Diversified Income Account - Class 2	$56	$176	$307	$689
Portfolio Turnover
As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 19.3% of the average value of its portfolio.
Principal Investment Strategies
The Account operates as a fund of funds and invests in underlying funds, each of which tracks an index. The assets of the Account are allocated among underlying funds in accordance with the Account's investment objective and based on qualitative and quantitative analyses and the relative market valuations of the underlying funds. The Account typically allocates its assets among the following "underlying funds": Funds of Principal Funds, Inc. ("PFI") - the International Equity Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds - and Accounts of Principal Variable Contracts Funds, Inc. ("PVC") – the Bond Market Index and LargeCap S&P 500 Index Accounts. The Account generally allocates approximately 35% of its assets to the equity index funds to gain broad market capitalization exposure to both U.S. and non-U.S investments and approximately 65% to the Bond Market Index Account for intermediate duration fixed-income exposure. The percentages reflect the extent to which the Account normally invests in the particular market segment represented by the underlying funds, and the asset allocation strategy influences the potential investment risk and reward of the Account. The diversification of the Account is designed to moderate overall price volatility and cushion severe losses in any one investment sector.

Without shareholder approval, Principal Management Corporation ("PMC"), the manager for PVC and PFI, may alter the percentage ranges and/or substitute or remove underlying funds (including investing in other investment companies) when it deems appropriate in order to achieve the Account’s investment objective. The Account is re-balanced monthly.
The Account’s underlying funds utilize derivative strategies. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the underlying funds invest in equity index futures and exchange-traded funds (ETFs) to manage the equity exposure.
Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The principal risks of investing in the Account that are inherent in the fund of funds are:
Funds of Funds Risk
Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the Fund invests ("underlying funds"). The Fund's selection and weighting of asset classes and allocation of investments in underlying funds may cause it to underperform other funds with a similar investment objective. The Fund's performance and risks correspond directly to the performance and risks of the underlying funds in which it invests, proportionately in accordance with the weightings of such investments, and there is no assurance that the underlying funds will achieve their investment objectives. Management of the Fund entails potential conflicts of interest: the Fund invests in affiliated underlying funds; and the Advisor and its affiliates may earn different fees from different underlying funds and may have an incentive to allocate more Fund assets to underlying funds from which they receive higher fees.
Principal Risks due to the Account's Investments in Underlying Funds
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

•
Futures. Futures involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the future; possible lack of a liquid secondary market for a future and the resulting inability to close a future when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns

•	Small and Medium Market Capitalization Companies Risk. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Index Fund Risk. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by the type of passive investment approach used by a fund (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares.
Investment Company Securities Risk. A fund that invests in another investment company (for example, another fund or an exchange-traded fund (“ETF”)) is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
Life of Account returns are measured from the date the Account's shares were first sold (May 15, 2012).

Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q1 ‘13	3.23%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘15	(1.85)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	Life of Account
Diversified Income Account - Class 2	5.56%	5.62%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	2.65%	2.00%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.32%
MSCI EAFE Index NR (reflects no deduction for fees, expenses, or taxes)	1.00%	6.86%
S&P Midcap 400 Index (reflects no deduction for fees, expenses, or taxes)	20.74%	14.62%
S&P Smallcap 600 Index (reflects no deduction for fees, expenses, or taxes)	26.56%	16.52%
Diversified Income Custom Index (reflects no deduction for fees, expenses, or taxes)	6.22%	6.11%
The Bloomberg Barclays U.S. Aggregate Bond Index is used to show performance of domestic, taxable fixed-income securities performance. The S&P 500 Index is used to show large cap U.S. equity market performance. The MSCI EAFE Index NR is used to show international stock performance. The S&P Midcap 400 Index is used to show mid cap U.S. equity market performance. The S&P Smallcap 600 Index is used to show small cap U.S. equity market performance. The custom index (as defined below) is used to show the performance of the various asset classes used by the Account, and the Average Annual Total Returns table shows performance of the components of the custom index. The weightings for the Diversified Income Custom Index are 65% Bloomberg Barclays U.S. Aggregate Bond Index, 25% S&P 500 Index, 4% MSCI EAFE Index NR, 3% S&P Midcap 400 Index, and 3% S&P Smallcap 600 Index.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2012), Portfolio Manager

•	Randy L. Welch (since 2012), Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

DIVERSIFIED INTERNATIONAL ACCOUNT

Objective:	The Account seeks long-term growth of capital.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.06%	0.06%
Total Annual Account Operating Expenses	0.91%	1.16%
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Diversified International Account - Class 1	$93	$290	$504	$1,120
Diversified International Account - Class 2	118	368	638	1,409
Portfolio Turnover
The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 56.8% of the average value of its portfolio.
Principal Investment Strategies
The Account invests primarily in foreign equity securities. The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency, but the Account typically invests in foreign securities of at least 30 countries. Primary consideration is given to securities of corporations of developed areas, such as Japan, Western Europe, Canada, Australia, Hong Kong, Singapore and New Zealand; however, the Account also invests in emerging market securities. The Account invests in equity securities regardless of market capitalization (small, medium or large) and style (growth or value).
Principal Risks
The value of your investment in the Account changes with the value of the Account 's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:
Emerging Markets Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small and Medium Market Capitalization Companies Risk. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the performance of the Account's Class 1 shares from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
For periods prior to the inception date of Class 2 Shares (January 8, 2007), the performance shown in the table for Class 2 shares is based on the performance of the Account's Class 1 shares, adjusted to reflect the fees and expenses of the Class 2 shares. These adjustments for Class 2 shares result in performance for such periods that is no higher than the historical performance of the Class 1 shares, which were first sold on May 2, 1994.

Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	21.14%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘08	(24.01)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
Diversified International Account - Class 1	0.36%	6.30%	0.82%
Diversified International Account - Class 2	0.11%	6.03%	0.55%
MSCI ACWI Ex-U.S. Index (reflects no deduction for fees, expenses, or taxes)	4.50%	5.00%	0.96%
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Paul H. Blankenhagen (since 2003), Portfolio Manager

•	Juliet Cohn (since 2004), Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

EQUITY INCOME ACCOUNT

Objective:	The Account seeks to provide current income and long-term growth of income and capital.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.49%	0.49%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Total Annual Account Operating Expenses	0.50%	0.75%
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Equity Income Account - Class 1	$51	$160	$280	$628
Equity Income Account - Class 2	77	240	417	930
Portfolio Turnover
The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 17.1% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities at the time of each purchase. The Account usually invests in equity securities of companies with large and medium market capitalizations. For this Account, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000® Value Index (as of December 31, 2016, this range was between approximately $394.9 million and $634.4 billion). The Account invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Account also invests in real estate investment trusts and securities of foreign issuers.
Principal Risks
The value of your investment in the Account changes with the value of the Account 's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•	Medium Market Capitalization Companies Risk . Investments in medium-sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Real Estate Investment Trusts (“REITs”) Risk. In addition to risks associated with investing in real estate securities, REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. Investment in REITs also involves risks similar to risks of investing in small market capitalization companies, such as limited financial resources, less frequent and limited volume trading, and may be subject to more abrupt or erratic price movements than larger company securities. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
Performance reflects the performance of a predecessor fund.

Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q3 ‘09	13.88%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(19.89)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
Equity Income Account - Class 1	15.72%	12.53%	6.31%
Equity Income Account - Class 2	15.43%	12.24%	6.05%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	17.34%	14.80%	5.72%
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Edge Asset Management, Inc.

•	Daniel R. Coleman (since 2010), Head of Equities, Portfolio Manager

•	David W. Simpson (since 2008), Portfolio Manager

•	Nedret Vidinli (since 2017), Associate Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

GOVERNMENT & HIGH QUALITY BOND ACCOUNT

Objective:	The Account seeks to provide a high level of current income consistent with safety and liquidity.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Total Annual Account Operating Expenses	0.51%	0.76%
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Government & High Quality Bond Account - Class 1	$52	$164	$285	$640
Government & High Quality Bond Account - Class 2	78	243	422	942
Portfolio Turnover
The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 25.8% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by the U.S. government, its agencies or instrumentalities or securities that are rated, at the time of purchase, AAA by S&P Global Ratings ("S&P Global") or Aaa by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, in the opinion of the Sub-Advisor of comparable quality including but not limited to mortgage securities such as agency and non-agency collateralized mortgage obligations, and other obligations that are secured by mortgages or mortgage-backed securities (securitized products). Under normal circumstances, the Account maintains an average portfolio duration that is within ±25% of the duration of the Bloomberg Barclays Fixed-Rate MBS Index, which as of December 31, 2016 was 4.60 years. The Account is not managed to a particular maturity. The Account also invests in mortgage-backed securities that are not issued by the U.S. government, its agencies or instrumentalities or not rated AAA by S&P Global, AAA by Fitch, or Aaa by Moody's (or of comparable quality), including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities.

Principal Risks
The value of your investment in the Account changes with the value of the Account 's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
Performance reflects the performance of a predecessor fund.

Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 ‘10	3.28%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘16	(1.96)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
Government & High Quality Bond Account - Class 1	1.80%	2.09%	4.00%
Government & High Quality Bond Account - Class 2	1.54%	1.85%	3.74%
Bloomberg Barclays MBS Fixed Rate Index (reflects no deduction for fees, expenses, or taxes)	1.67%	2.07%	4.31%
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Edge Asset Management, Inc.

•	John R. Friedl (since 2010), Portfolio Manager

•	Ryan P. McCann (since 2010), Portfolio Manager

•	Scott J. Peterson (since 2010), Portfolio Manager

•	Greg L. Tornga (since 2011), Head of Fixed Income and Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

INCOME ACCOUNT

Objective:	The Account seeks to provide a high level of current income consistent with preservation of capital.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Total Annual Account Operating Expenses	0.51%	0.76%
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Income Account - Class 1	$52	$164	$285	$640
Income Account - Class 2	78	243	422	942
Portfolio Turnover
The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 8.1% of the average value of its portfolio.
Principal Investment Strategies
The Account invests primarily in a diversified pool of fixed-income securities including corporate securities, U.S. government securities, and mortgage-backed securities (securitized products) (including collateralized mortgage obligations), up to 35% of which may be in below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated, at the time of purchase, Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") and BB+ or lower by S&P Global Ratings ("S&P Global") (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). Under normal circumstances, the Account maintains an average portfolio duration that is within ±25% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index, which as of December 31, 2016 was 5.89 years. The Account is not managed to a particular maturity. The Account also invests in foreign securities.

During the fiscal year ended December 31, 2016, the average ratings of the Account's fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

38.90% in securities rated Aaa	3.58% in securities rated Ba	0.01% in securities rated C
3.02% in securities rated Aa	3.84% in securities rated B	0.00% in securities rated D
18.19% in securities rated A	1.90% in securities rated Caa	1.15% in securities not rated
29.26% in securities rated Baa	0.15% in securities rated Ca
Principal Risks
The value of your investment in the Account changes with the value of the Account 's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
Performance reflects the performance of a predecessor fund.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	7.98%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘08	(4.21)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
Income Account - Class 1	5.72%	4.04%	5.46%
Income Account - Class 2	5.52%	3.78%	5.22%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	2.65%	2.23%	4.34%
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Edge Asset Management, Inc.

•	John R. Friedl (since 2005), Portfolio Manager

•	Ryan P. McCann (since 2010), Portfolio Manager

•	Scott J. Peterson (since 2010), Portfolio Manager

•	Greg L. Tornga (since 2011), Head of Fixed Income and Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

INTERNATIONAL EMERGING MARKETS ACCOUNT

Objective:	The Account seeks long-term growth of capital.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.18%	0.18%
Total Annual Account Operating Expenses	1.43%	1.68%
Expense Reimbursement(1)	(0.08)%	(0.08)%
Total Annual Account Operating Expenses after Expense Reimbursement	1.35%	1.60%

(1) Principal Management Corporation ("PMC"), the investment advisor, has contractually agreed to limit the Account’s expenses by paying, if necessary, expenses normally payable by the Account, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.35% for Class 1 and 1.60% for Class 2 shares. It is expected that the expense limits will continue through the period ending April 30, 2018; however, Principal Variable Contracts Funds, Inc. and PMC, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
International Emerging Markets Account - Class 1	$137	$445	$774	$1,706
International Emerging Markets Account - Class 2	163	522	905	1,980
Portfolio Turnover
The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 115.0% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies at the time of each purchase. The Account considers a security to be tied economically to an emerging market country (an "emerging market security") if the issuer of the security has its principal place of business or principal office in an emerging market country, has its principal securities trading market in an emerging market country, or derives a majority of its revenue from emerging market countries. The Account actively trades portfolio securities.

Here, "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the MSCI Emerging Markets Index or Bloomberg Barclays Emerging Markets USD Aggregate Bond Index). These countries generally exclude the United States, Canada, Japan, Australia, Hong Kong, Singapore, New Zealand, and most nations located in Western Europe. The Account invests in equity securities regardless of market capitalization (small, medium or large) and style (growth or value).
Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:
Emerging Markets Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns

•	Small and Medium Market Capitalization Companies Risk. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Portfolio Turnover (Active Trading) Risk. High portfolio turnover (more than 100%) caused by actively trading portfolio securities may result in accelerating the realization of taxable gains and losses, lower fund performance and increased brokerage costs.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund’s redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.

The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Account do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Account would be lower if such expenses were included.
For periods prior to the inception date of Class 2 Shares (May 1, 2015), the performance shown in the table for Class 2 shares is based on the performance of the Account's Class 1 shares, adjusted to reflect the fees and expenses of the Class 2 shares. These adjustments for Class 2 shares result in performance for such periods that is no higher than the historical performance of the Class 1 shares, which were first sold on October 24, 2000.
During 2016, the Account experienced a significant one-time gain of approximately $0.07 per share as the result of a settlement in a litigation proceeding. If such gain had not been recognized, the total return amounts expressed herein would have been lower.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	29.44%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘08	(29.34)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year		5 Years		10 Years
International Emerging Markets Account - Class 1	9.40%	(1)	0.81%	(1)	0.94%	(1)
International Emerging Markets Account - Class 2	9.13%	(1)	0.56%	(1)	0.71%	(1)
MSCI Emerging Markets NR Index (reflects no deduction for fees, expenses, or taxes)	11.19%		1.28%		1.84%
(1)  During 2016, the Account experienced a significant one-time gain of approximately $0.07 per share as the result of a settlement in a litigation proceeding. If such gain had not been recognized, the total return amounts expressed herein would have been lower.

Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Mihail Dobrinov (since 2007), Portfolio Manager

•	Alan Wang (since 2014), Portfolio Manager

•	Mohammed Zaidi (since 2012), Portfolio Manager

Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

LARGECAP GROWTH ACCOUNT

Objective:	The Account seeks long-term growth of capital.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.68%	0.68%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Total Annual Account Operating Expenses	0.69%	0.94%
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
LargeCap Growth Account - Class 1	$70	$221	$384	$859
LargeCap Growth Account - Class 2	96	300	520	1,155
Portfolio Turnover
The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 78.2% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. For this Account, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000® Growth Index (as of December 31, 2016, this range was between approximately $394.9 million and $634.4 billion). The Account invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.
Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
For periods prior to the inception date of Class 2 Shares (January 8, 2007), the performance shown in the table for Class 2 shares is based on the performance of the Account's Class 1 shares, adjusted to reflect the fees and expenses of the Class 2 shares. These adjustments for Class 2 shares result in performance for such periods that is no higher than the historical performance of the Class 1 shares, which were first sold on May 2, 1994.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q1 ‘12	17.54%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(25.99)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
LargeCap Growth Account - Class 1	(5.13)%	11.61%	5.73%
LargeCap Growth Account - Class 2	(5.38)%	11.34%	5.47%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	7.08%	14.50%	8.33%

Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Columbus Circle Investors

•	Thomas J. Bisighini (since 2009), Managing Director/Co-Portfolio Manager

•	Anthony Rizza (since 2005), Senior Managing Director/Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

LARGECAP GROWTH ACCOUNT I

Objective:	The Account seeks long-term growth of capital.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.76%	0.76%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.02%	0.02%
Total Annual Account Operating Expenses	0.78%	1.03%
Fee Waiver (1)	(0.02)%	(0.02)%
Total Annual Account Operating Expenses after Fee Waiver	0.76%	1.01%
(1) Principal Management Corporation ("PMC"), the investment advisor, has contractually agreed to limit the Account's Management Fees through the period ending April 30, 2018. The fee waiver will reduce the Account's Management Fees by 0.016% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Variable Contracts Funds, Inc. and PMC, the parties to the agreement, may mutually agree to terminate the fee waiver prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
LargeCap Growth Account I - Class 1	$78	$247	$431	$964
LargeCap Growth Account I - Class 2	103	326	567	1,258
Portfolio Turnover
The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 36.8% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. For this Account, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000® Growth Index (as of December 31, 2016, this range was between approximately $394.9 million and $634.4 billion). The Account invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.
Principal Management Corporation invests between 10% and 30% of the Account's assets in equity securities in an attempt to match or exceed the performance of the Russell 1000® Growth Index by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index. The Account's remaining assets are managed by the sub-advisors.

Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund’s redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Account do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Account would be lower if such expenses were included.
For periods prior to the inception date of Class 2 Shares (May 1, 2015), the performance shown in the table for Class 2 shares is based on the performance of the Account's Class 1 shares adjusted to reflect the fees and expenses of the Class 2 shares. These adjustments for Class 2 shares result in performance for such periods that is no higher than the historical performance of the Class 1 shares, which were first sold on June 1, 1994.

Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	19.90%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(22.69)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
LargeCap Growth Account I - Class 1	1.26%	13.43%	8.22%
LargeCap Growth Account I - Class 2	1.07%	13.17%	7.96%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	7.08%	14.50%	8.33%
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2009), Portfolio Manager

•	Randy L. Welch (since 2009), Portfolio Manager
Sub-Advisors:
Brown Advisory, LLC
T. Rowe Price Associates, Inc.
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

LARGECAP S&P 500 INDEX ACCOUNT

Objective:	The Account seeks long-term growth of capital.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	—%	—%
Total Annual Account Operating Expenses	0.25%	0.50%
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
LargeCap S&P 500 Index Account - Class 1	$26	$80	$141	$318
LargeCap S&P 500 Index Account - Class 2	51	160	280	628
Portfolio Turnover
The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 6.4% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that compose the Standard & Poor's ("S&P") 500 Index (the "Index") at the time of each purchase. The Index is designed to represent U.S equities with risk/return characteristics of the large cap universe, which include growth and value stocks. As of December 31, 2016, the market capitalization range of the companies comprising the Index was between approximately $2.4 billion and $617.6 billion. Each component stock of the Index is weighted in proportion to its total market value. The Index is rebalanced quarterly.
The Account employs a passive investment approach designed to attempt to track the performance of the Index. In seeking its objective, the Account typically employs a replication strategy which involves investing in all the securities that make up the Index, in the same proportion as the Index.
The Account utilizes derivative strategies and exchange-traded funds ("ETFs"). A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the Account invests in index futures and equity ETFs on a daily basis to gain exposure to the Index in an effort to minimize tracking error relative to the benchmark.

Note:
“Standard & Poor's 500" and "S&P 500®" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by PMC. The Account is not sponsored, endorsed, sold, or promoted by S&P Global and S&P Global makes no representation regarding the advisability of investing in the Account.

Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

•
Futures. Futures contracts involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Index Fund Risk. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by the type of passive investment approach used by a fund (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares.
Investment Company Securities Risk. A fund that invests in another investment company (for example, another fund or an exchange-traded fund (“ETF”)) is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Account do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Account would be lower if such expenses were included.

For periods prior to the inception date of Class 2 Shares (May 1, 2015), the performance shown in the table for Class 2 shares is based on the performance of the Account's Class 1 shares, adjusted to reflect the fees and expenses of the Class 2 shares. These adjustments for Class 2 shares result in performance for such periods that is no higher than the historical performance of the Class 1 shares, which were first sold on May 3, 1999.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	15.69%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(22.01)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
LargeCap S&P 500 Index Account - Class 1	11.59%	14.29%	6.63%
LargeCap S&P 500 Index Account - Class 2	11.30%	14.01%	6.38%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Manager:
Principal Global Investors, LLC

•	Thomas L. Kruchten (since 2011), Research Analyst and Portfolio Manager

•	Jeffrey A. Schwarte (since 2016), Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

LARGECAP S&P 500 MANAGED VOLATILITY INDEX ACCOUNT

Objective:	The Account seeks long-term growth of capital, with an emphasis on managing volatility.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.45%
Other Expenses	0.01%
Acquired Fund Fees and Expenses	0.01%
Total Annual Account Operating Expenses	0.47%
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
LargeCap S&P 500 Managed Volatility Index Account - Class 1	$48	$151	$263	$591
Portfolio Turnover
The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account's performance. During the most recent fiscal year, the Account's portfolio turnover rate was 4.8% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that compose the S&P 500 Index at the time of each purchase. The Index is designed to represent U.S. equities with risk/return characteristics of the large cap universe, which include growth and value stocks. As of December 31, 2016, the market capitalization range of the Index was between approximately $2.4 billion and $617.6 billion. The index is rebalanced quarterly.
In part, the Account employs a passive investment approach designed to attempt to track the performance of the Index. In seeking its objective, the Account typically employs a replication strategy which involves investing in all the securities that make up the Index, in the same proportion as the Index. The Account also uses derivative strategies and exchange-traded funds ("ETFs"). A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, this portion of the Account invests in index futures and ETFs on a daily basis to gain exposure to the Index in an effort to minimize tracking error relative to the benchmark.
The Account also employs an active volatility management strategy that buys vertical put spreads and vertical call spreads on the S&P 500 Index, S&P 500 Index futures, and an S&P 500 Index ETF. Vertical spreads are the simultaneous purchase and sale of two options of the same type with the same expiration date but two different strike prices. The strike price is the fixed price at which the owner of the option can buy (in the case of a call), or sell (in the case of a put), the underlying security. This strategy seeks to produce gains regardless of the directional movement of the S&P 500 Index and mitigate volatility.

Note:
“Standard & Poor's 500" and "S&P 500®" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by PMC. The Account is not sponsored, endorsed, sold, or promoted by S&P Global and S&P Global makes no representation regarding the advisability of investing in the Account.

Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

•
Futures. Futures involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the future; possible lack of a liquid secondary market for a future and the resulting inability to close a future when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

•
Options. Options involve specific risks, including: imperfect correlation between the change in market value of the instruments held by the fund and the price of the options, counterparty risk, difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets), and an insufficient liquid secondary market for particular options.

Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Hedging Risk. A fund that implements a hedging strategy using derivatives and/or securities could expose the fund to the risk that can arise when a change in the value of a hedge does not match a change in the value of the asset it hedges. In other words, the change in value of the hedge could move in a direction that does not match the change in value of the underlying asset, resulting in a risk of loss to the fund.
Index Fund Risk. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by the type of passive investment approach used by a fund (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares.
Investment Company Securities Risk. A fund that invests in another investment company (for example, another fund or an exchange-traded fund (“ETF”)) is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Volatility Mitigation Risk. Volatility mitigation strategies may increase fund transaction costs, which could increase losses or reduce gains. These strategies may not protect the fund from market declines and may reduce the fund's participation in market gains.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
Life of Account returns are measured from the date the Account's shares were first sold (October 31, 2013).
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q4 ‘15	6.62%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘15	(6.02)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	Life of Account
LargeCap S&P 500 Managed Volatility Index Account - Class 1	10.33%	8.73%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	11.96%	10.28%
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisors and Portfolio Manager:
Principal Global Investors, LLC

•	Thomas L. Kruchten (since 2013), Research Analyst and Portfolio Manager

•	Jeffrey A. Schwarte (since 2016), Portfolio Manager
Spectrum Asset Management, Inc.

•	L. Phillip Jacoby, IV (since 2013), Chief Investment Officer and Back-up Portfolio Manager

•	Manu Krishnan (since 2013), Vice President and Back-up Portfolio Manager

•	Kevin Nugent (since 2013), Vice President and Primary Portfolio Manager

Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

LARGECAP VALUE ACCOUNT

Objective:	The Account seeks long-term growth of capital.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Total Annual Account Operating Expenses	0.61%	0.86%
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
LargeCap Value Account - Class 1	$62	$195	$340	$762
LargeCap Value Account - Class 2	88	274	477	1,061
Portfolio Turnover
The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 106.3% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. For this Account, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000 ® Value Index (as of December 31, 2016 , this range was between approximately $394.9 million and $634.4 billion ). The Account invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Account actively trades portfolio securities.
Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Portfolio Turnover (Active Trading) Risk. High portfolio turnover (more than 100%) caused by actively trading portfolio securities may result in accelerating the realization of taxable gains and losses, lower fund performance and increased brokerage costs.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund’s redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Account do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Account would be lower if such expenses were included.
For periods prior to the inception date of Class 2 Shares (May 1, 2015), the performance shown in the table for Class 2 shares is based on the performance of the Account's Class 1 shares, adjusted to reflect the fees and expenses of the Class 2 shares. These adjustments for Class 2 shares result in performance for such periods that is no higher than the historical performance of the Class 1 shares, which were first sold on May 13, 1970.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q3 ‘09	15.93%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(21.55)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
LargeCap Value Account - Class 1	8.17%	13.03%	4.84%
LargeCap Value Account - Class 2	7.89%	12.75%	4.58%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	17.34%	14.80%	5.72%
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Joel Fortney (since 2014), Portfolio Manager

•	Christopher Ibach (since 2015), Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

MIDCAP ACCOUNT

Objective:	The Account seeks long-term growth of capital.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.53%	0.53%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Total Annual Account Operating Expenses	0.54%	0.79%
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
MidCap Account - Class 1	$55	$173	$302	$677
MidCap Account - Class 2	81	252	439	978
Portfolio Turnover
The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 13.6% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations at the time of each purchase. For this Account, companies with medium market capitalizations are those with market capitalizations within the range of companies comprising the Russell Midcap® Index (as of December 31, 2016, this range was between approximately $394.9 million and $57.0 billion). The Account invests in foreign securities.
The Account invests in equity securities with growth and/or value characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Account does not have a policy of preferring one of these categories over the other.

Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small and Medium Market Capitalization Companies Risk. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
For periods prior to the inception date of Class 2 Shares (September 9, 2009), the performance shown in the table for Class 2 shares is based on the performance of the Account's Class 1 shares, adjusted to reflect the fees and expenses of the Class 2 shares. These adjustments for Class 2 shares result in performance for such periods that is no higher than the historical performance of the Class 1 shares, which were first sold on December 18, 1987.

Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	18.19%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(23.92)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
MidCap Account - Class 1	10.37%	15.19%	10.18%
MidCap Account - Class 2	10.11%	14.90%	9.89%
Russell Midcap Index (reflects no deduction for fees, expenses, or taxes)	13.80%	14.72%	7.86%
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	K. William Nolin (since 2000), Portfolio Manager

•	Tom Rozycki (since 2013), Portfolio Manager
Purchase and Sale of Account Shares
Effective as of the close of the New York Stock Exchange on August 15, 2013, the MidCap Account is no longer available for purchase from new contractholders of variable products invested in the MidCap Account. See the section General Information About an Account - Purchase of Account Shares - MidCap Account for additional information.
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

MULTI-ASSET INCOME ACCOUNT

Objective:	The Account seeks current income.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.03%	0.03%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	6.44%	17.65%
Acquired Fund Fees and Expenses	0.81%	0.81%
Total Annual Account Operating Expenses	7.28%	18.74%
Expense Reimbursement (1)	(6.39)%	(17.60)%
Total Annual Account Operating Expenses after Expense Reimbursement	0.89%	1.14%

(1)  Principal Management Corporation ("PMC"), the investment advisor, has contractually agreed to limit the Account’s expenses by paying, if necessary, expenses normally payable by the Account, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.08% for Class 1 and 0.33% for Class 2 shares. It is expected that the expense limits will continue through the period ending April 30, 2018; however, Principal Variable Contracts Funds, Inc. and PMC, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Multi-Asset Income Account - Class 1	$91	$1,572	$2,987	$6,251
Multi-Asset Income Account - Class 2	116	3,492	6,005	9,820
Portfolio Turnover
As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During the most recent fiscal year, The Account's portfolio turnover rate was 61.0% of the average value of its portfolio.
Principal Investment Strategies
The Account is a fund of funds and invests in shares of Principal Funds, Inc. ("PFI"). In pursuing its investment objective, the Account's underlying funds consist of domestic and foreign equity funds, fixed-income funds, and other funds that aim to offer diversification beyond traditional equity and fixed income securities. The diversification of the Account is designed to moderate overall price volatility and cushion severe losses in any one investment sector.

Under normal circumstances, the Account allocates a majority of its assets to underlying funds that invest in fixed income securities (including high-yield bonds, preferred securities, commercial mortgage-backed securities (“CMBS”)(securitized products)) and a portion of its assets to underlying funds that invest in equity securities (including equity securities of domestic and foreign companies principally engaged in the real estate industry, including real estate investment trusts, and growth and value equities of domestic and foreign companies, including those in emerging markets).  These investments may be denominated in foreign currencies. The Account invests in these types of underlying funds in an effort to provide incremental fixed-income yields over a portfolio of government securities and equity dividend yields, while diversifying the fixed-income risks. The Account’s underlying funds utilize derivative strategies. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the underlying funds invest in swaps, including interest rate, credit default and/or total return swaps, and Treasury futures to efficiently manage the fixed-income exposure.
The Account allocates its investments among the underlying funds based on qualitative and quantitative analysis. Without shareholder approval, the Account may alter the allocations and/or add, substitute or remove underlying funds (including investing in other investment companies) when it deems appropriate.
Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The principal risks of investing in the Account that are inherent in the fund of funds are:
Funds of Funds Risk
Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the Fund invests ("underlying funds"). The Fund's selection and weighting of asset classes and allocation of investments in underlying funds may cause it to underperform other funds with a similar investment objective. The Fund's performance and risks correspond directly to the performance and risks of the underlying funds in which it invests, proportionately in accordance with the weightings of such investments, and there is no assurance that the underlying funds will achieve their investment objectives. Management of the Fund entails potential conflicts of interest: the Fund invests in affiliated underlying funds; and the Advisor and its affiliates may earn different fees from different underlying funds and may have an incentive to allocate more Fund assets to underlying funds from which they receive higher fees.
Principal Risks due to the Account's Investments in Underlying Funds
Counterparty Risk. Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations.
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

•
Credit Default Swaps. Credit default swaps involve special risks in addition to those associated with swaps generally because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (i.e., full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction.

•
Currency Contracts. Derivatives related to currency contracts involve the specific risk of government action through exchange controls that would restrict the ability of the fund to deliver or receive currency.

•
Forward Contracts, Futures and Swaps. Forward contracts, futures, and swaps involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the forward contract, future or swap; possible lack of a liquid secondary market for a forward contract, future or swap and the resulting inability to close a forward contract, future or swap when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

Emerging Markets Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small and Medium Market Capitalization Companies Risk. Investments in small- and medium-sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Industry Concentration Risk. A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic and other factors affecting that industry or group of industries.

•
Real Estate. A fund concentrating in the real estate industry can be subject to the risks associated with direct ownership of real estate, securities of companies in the real estate industry, and/or real estate investment trusts.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Preferred Securities Risk. Preferred securities are securities with a lower priority claim on assets or earnings than bonds and other debt instruments in a company's capital structure, and therefore can be subject to greater credit and liquidation risk than more senior debt instruments. In addition, preferred securities are subject to other risks, such as limited or no voting rights, deferring or skipping distributions, interest rate risk, and redeeming the security prior to the stated maturity date.

Real Estate Investment Trusts (“REITs”) Risk. In addition to risks associated with investing in real estate securities, REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. Investment in REITs also involves risks similar to risks of investing in small market capitalization companies, such as limited financial resources, less frequent and limited volume trading, and may be subject to more abrupt or erratic price movements than larger company securities. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
Life of Account returns are measured from the date the Account's shares were first sold (July 28, 2015).
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 ‘16	3.44%
Lowest return for a quarter during the period of the bar chart above:	Q4 '16	(0.58)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	Life of Account
Multi-Asset Income Account - Class 1	7.96%	3.43%
Multi-Asset Income Account - Class 2	7.65%	3.15%
Bloomberg Barclays Global Credit Index (reflects no deduction for fees, expenses, or taxes)	5.43%	2.65%
MSCI ACWI Value Index (reflects no deduction for fees, expenses, or taxes)	12.57%	4.42%
Bloomberg Barclays Global High Yield Index (reflects no deduction for fees, expenses, or taxes)	14.27%	6.88%
Multi-Asset Income Blended Index (reflects no deduction for fees, expenses, or taxes)	10.61%	4.66%
The blended index is used to show the performance of the various asset classes used by the Account, and the Average Annual Total Returns table shows performance of the components of the blended index. The weightings for the Multi-Asset Income Blended Index are 35% Bloomberg Barclays Global Credit Index, 35% MSCI ACWI Value Index, and 30% Bloomberg Barclays Global High Yield Index.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Matthew Annenberg (since 2015), Managing Director, Asset Allocation

•	Scott W. Smith (since 2015), Portfolio Manager, Asset Allocation
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL CAPITAL APPRECIATION ACCOUNT

Objective:	The Account seeks to provide long-term growth of capital.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.62%	0.62%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Total Annual Account Operating Expenses	0.63%	0.88%
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Principal Capital Appreciation Account - Class 1	$64	$202	$351	$786
Principal Capital Appreciation Account - Class 2	90	281	488	1,084
Portfolio Turnover
The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account's performance. During the most recent fiscal year, the Account's portfolio turnover rate was 33.7% of the average value of its portfolio.
Principal Investment Strategies
The Account invests primarily in equity securities of companies with any market capitalization, but has a greater exposure to large market capitalization companies than small or medium market capitalization companies.
The Account invests in equity securities with value and/or growth characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Account does not have a policy of preferring one of these categories over the other.

Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small and Medium Market Capitalization Companies Risk. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund’s redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
Performance reflects the performance of a predecessor fund.

Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	16.33%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(22.70)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
Principal Capital Appreciation Account - Class 1	9.11%	13.61%	7.48%
Principal Capital Appreciation Account - Class 2	8.85%	13.34%	7.21%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	12.74%	14.67%	7.07%
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Edge Asset Management, Inc.

•	Daniel R. Coleman (since 2010), Head of Equities, Portfolio Manager

•	Theodore Jayne (since 2015), Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT

Objective:	The Account seeks current income, and as a secondary objective, capital appreciation.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees (1)	0.00%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.61%
Total Annual Account Operating Expenses	0.64%

(1) Management Fees in the table have been restated to reflect current fees.
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Principal LifeTime Strategic Income Account – Class 1	$65	$205	$357	$798
Portfolio Turnover
As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 28.5% of the average value of its portfolio.
Principal Investment Strategies
The Account invests according to an asset allocation strategy designed for investors primarily seeking current income and secondarily capital appreciation. The Account's asset allocation is designed for investors who are approximately 15 years beyond the normal retirement age of 65. The Account is a fund of funds that invests in shares of Principal Funds, Inc. ("PFI") and of Principal Variable Contracts, Inc. ("PVC"). Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The diversification of the Account is designed to moderate overall price volatility and cushion severe losses in any one investment sector.
Principal Management Corporation (“PMC”), with assistance from Principal Global Investors, LLC ("PGI"), develops, implements and monitors the Account's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Account assets to be allocated to a particular asset class. PMC selects the underlying funds for each asset class and the target weights for each underlying fund. PMC, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Account or changes in market forces or Account circumstances. PMC may add, remove, or substitute underlying funds at any time.

In selecting underlying funds and target weights, PMC considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Account must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of large market capitalization companies, fixed-income securities, domestic and foreign securities, securities denominated in foreign currencies, investment companies (including index funds), derivatives, mortgage-backed securities (securitized products), and U.S. government and U.S. government-sponsored securities. The underlying funds engage in derivative transactions to gain exposure to a variety of securities or asset classes or attempt to reduce risk. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use futures, options, swaps (including, for example, credit default, interest rate, and currency swaps) and forwards.

Principal LifeTime Accounts

Target allocations over time*

Fixed Income 53%
Real Assets/Other** 3%
U.S. Equity 30%
Non-U.S. Equity 14%
80% Fixed Income
0% Real Assets/Other**
14% U.S. Equity
6% Non-U.S. Equity
% of total assets
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
50 45 40 35 30 25 20 15 10 5 0 5 10 15 20
Target date
(assumed retirement)
Years to retirement
Years after retirement
Fixed Income
Real Assets/Other**
U.S. Equity
Non-U.S. Equity

*As of October 31, 2016

**Shareholders receive exposure to real assets and alternative investment strategies through certain underlying funds.

Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:
Funds of Funds Risk
Account shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the Account invests ("underlying funds"). The Account's selection and weighting of asset classes and allocation of investments in underlying funds may cause it to underperform other funds with a similar investment objective. The Fund's performance and risks correspond directly to the performance and risks of the underlying funds in which it invests, proportionately in accordance with the weightings of such investments, and there is no assurance that the underlying funds will achieve their investment objectives. Management of the Account entails potential conflicts of interest: the Account invests in affiliated underlying funds; and the Advisor and its affiliates may earn different fees from different underlying funds and may have an incentive to allocate more Fund assets to underlying funds from which they receive higher fees.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
Principal Risks due to the Account's Investments in Underlying Funds
Counterparty Risk. Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations.
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

•
Credit Default Swaps. Credit default swaps involve special risks in addition to those associated with swaps generally because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (i.e., full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction.

•
Forward Contracts, Futures and Swaps. Forward contracts, futures and swaps involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the forward contract, future or swap; possible lack of a liquid secondary market for a forward contract, future or swap and the resulting inability to close a forward contract, future or swap when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

•
Options. Options involve specific risks, including: imperfect correlation between the change in market value of the instruments held by the fund and the price of the options, counterparty risk, difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets), and an insufficient liquid secondary market for particular options.

Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Index Fund Risk. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by the type of passive investment approach used by a fund (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	10.25%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(12.55)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
Principal LifeTime Strategic Income Account - Class 1	4.77%	4.58%	2.91%
S&P Target Date Retirement Income Index (reflects no deduction for fees, expenses, or taxes)	5.01%	4.66%	3.89%
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2007), Portfolio Manager

•	Jeffrey R. Tyler (since 2011), Portfolio Manager

•	Randy L. Welch (since 2007), Portfolio Manager
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Matthew Annenberg (since 2013), Managing Director, Asset Allocation
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME 2010 ACCOUNT

Objective:	The Account seeks a total return consisting of long-term growth of capital and current income.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees (1)	0.00%
Other Expenses	0.02%
Acquired Fund Fees and Expenses	0.66%
Total Annual Account Operating Expenses	0.68%

(1) Management Fees in the table have been restated to reflect current fees.
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Principal LifeTime 2010 Account - Class 1	$69	$218	$379	$847
Portfolio Turnover
As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 28.9% of the average value of its portfolio.
Principal Investment Strategies
The Account operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Account’s name. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account is a fund of funds and invests in shares of Principal Funds, Inc. ("PFI") and of Principal Variable Contracts Funds, Inc. ("PVC"). Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The diversification of the Account is designed to moderate overall price volatility and cushion severe losses in any one investment sector.
Principal Management Corporation (“PMC”), with assistance from Principal Global Investors, LLC ("PGI"), develops, implements and monitors the Account's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Account assets to be allocated to a particular asset class. PMC selects the underlying funds for each asset class and the target weights for each underlying fund. PMC, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Account or changes in market forces or Account circumstances. PMC may add, remove, or substitute underlying funds at any time.

In selecting underlying funds and target weights, PMC considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Account must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of large market capitalization companies, fixed-income securities, domestic and foreign securities, securities denominated in foreign currencies, investment companies (including index funds), derivatives, mortgage-backed and asset-backed securities (securitized products), and U.S. government and U.S. government-sponsored securities. The underlying funds engage in derivative transactions to gain exposure to a variety of securities or asset classes or attempt to reduce risk. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use futures, options, swaps (including, for example, credit default, interest rate, and currency swaps) and forwards.
Approximately 15 years after its target year, the Account's underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders. It is expected that at the target date in the Account’s name, the shareholder will begin gradually withdrawing the account's value.

Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:
Funds of Funds Risk
Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the Fund invests ("underlying funds"). The Fund's selection and weighting of asset classes and allocation of investments in underlying funds may cause it to underperform other funds with a similar investment objective. The Fund's performance and risks correspond directly to the performance and risks of the underlying funds in which it invests, proportionately in accordance with the weightings of such investments, and there is no assurance that the underlying funds will achieve their investment objectives. Management of the Fund entails potential conflicts of interest: the Fund invests in affiliated underlying funds; and the Advisor and its affiliates may earn different fees from different underlying funds and may have an incentive to allocate more Fund assets to underlying funds from which they receive higher fees.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
Principal Risks due to the Account's Investments in Underlying Funds
Counterparty Risk. Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations.
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

•
Credit Default Swaps. Credit default swaps involve special risks in addition to those associated with swaps generally because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (i.e., full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction.

•
Forward Contracts, Futures and Swaps. Forward contracts, futures and swaps involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the forward contract, future or swap; possible lack of a liquid secondary market for a forward contract, future or swap and the resulting inability to close a forward contract, future or swap when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

•
Options. Options involve specific risks, including: imperfect correlation between the change in market value of the instruments held by the fund and the price of the options, counterparty risk, difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets), and an insufficient liquid secondary market for particular options.

Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Index Fund Risk. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by the type of passive investment approach used by a fund (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	14.48%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(17.06)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
Principal LifeTime 2010 Account - Class 1	5.25%	6.19%	3.42%
S&P Target Date 2010 Index (reflects no deduction for fees, expenses, or taxes)	5.82%	5.75%	4.21%
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2007), Portfolio Manager

•	Jeffrey R. Tyler (since 2011), Portfolio Manager

•	Randy L. Welch (since 2007), Portfolio Manager
Sub-Advisor and Portfolio Manager:
Principal Global Investors, LLC

•	Matthew Annenberg (since 2013), Managing Director, Asset Allocation
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME 2020 ACCOUNT

Objective:	The Account seeks a total return consisting of long-term growth of capital and current income.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees (1)	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Acquired Fund Fees and Expenses	0.70%	0.70%
Total Annual Account Operating Expenses	0.71%	0.96%
(1) Management Fees in the table have been restated to reflect current fees.
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Principal LifeTime 2020 Account - Class 1	$73	$227	$395	$883
Principal LifeTime 2020 Account - Class 2	98	306	531	1,178
Portfolio Turnover
As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 17.7% of the average value of its portfolio.
Principal Investment Strategies
The Account operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Account’s name. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account is a fund of funds and invests in shares of Principal Funds, Inc. ("PFI") and of Principal Variable Contracts Funds, Inc. ("PVC"). Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The diversification of the Account is designed to moderate overall price volatility and cushion severe losses in any one investment sector.

Principal Management Corporation (“PMC”), with assistance from Principal Global Investors, LLC ("PGI"), develops, implements and monitors the Account's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Account assets to be allocated to a particular asset class. PMC selects the underlying funds for each asset class and the target weights for each underlying fund. PMC, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Account or changes in market forces or Account circumstances. PMC may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, PMC considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Account must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of small, medium, and large market capitalization companies, fixed-income securities, domestic and foreign securities, securities denominated in foreign currencies, investment companies (including index funds), derivatives, and U.S. government and U.S. government-sponsored securities. The underlying funds engage in derivative transactions to gain exposure to a variety of securities or asset classes or attempt to reduce risk. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use futures, options, swaps (including, for example, credit default, interest rate, and currency swaps) and forwards.
Approximately 15 years after its target year, the Account's underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders. It is expected that at the target date in the Account’s name, the shareholder will begin gradually withdrawing the account's value.

Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:
Funds of Funds Risk
Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the Fund invests ("underlying funds"). The Fund's selection and weighting of asset classes and allocation of investments in underlying funds may cause it to underperform other funds with a similar investment objective. The Fund's performance and risks correspond directly to the performance and risks of the underlying funds in which it invests, proportionately in accordance with the weightings of such investments, and there is no assurance that the underlying funds will achieve their investment objectives. Management of the Fund entails potential conflicts of interest: the Fund invests in affiliated underlying funds; and the Advisor and its affiliates may earn different fees from different underlying funds and may have an incentive to allocate more Fund assets to underlying funds from which they receive higher fees.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
Principal Risks due to the Account's Investments in Underlying Funds
Counterparty Risk. Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations.
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

•
Credit Default Swaps. Credit default swaps involve special risks in addition to those associated with swaps generally because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (i.e., full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction.

•
Forward Contracts, Futures and Swaps. Forward contracts, futures and swaps involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the forward contract, future or swap; possible lack of a liquid secondary market for a forward contract, future or swap and the resulting inability to close a forward contract, future or swap when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

•
Options. Options involve specific risks, including: imperfect correlation between the change in market value of the instruments held by the fund and the price of the options, counterparty risk, difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets), and an insufficient liquid secondary market for particular options.

Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small and Medium Market Capitalization Companies Risk. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Index Fund Risk. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by the type of passive investment approach used by a fund (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.

The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
For periods prior to the inception date of Class 2 Shares (May 1, 2015), the performance shown in the table for Class 2 shares is based on the performance of the Account's Class 1 shares, adjusted to reflect the fees and expenses of the Class 2 shares. These adjustments for Class 2 shares result in performance for such periods that is no higher than the historical performance of the Class 1 shares, which were first sold on August 30, 2004.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	16.15%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(18.82)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
Principal LifeTime 2020 Account - Class 1	5.76%	8.03%	3.96%
Principal LifeTime 2020 Account - Class 2	5.56%	7.77%	3.73%
S&P Target Date 2020 Index (reflects no deduction for fees, expenses, or taxes)	7.22%	7.66%	4.68%
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2007), Portfolio Manager

•	Jeffrey R. Tyler (since 2011), Portfolio Manager

•	Randy L. Welch (since 2007), Portfolio Manager
Sub-Advisor and Portfolio Manager:
Principal Global Investors, LLC

•	Matthew Annenberg (since 2013), Managing Director, Asset Allocation
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME 2030 ACCOUNT

Objective:	The Account seeks a total return consisting of long-term growth of capital and current income.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees (1)	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Acquired Fund Fees and Expenses	0.71%	0.71%
Total Annual Account Operating Expenses	0.72%	0.97%
(1) Management Fees in the table have been restated to reflect current fees.
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Principal LifeTime 2030 Account - Class 1	$74	$230	$401	$894
Principal LifeTime 2030 Account - Class 2	99	309	536	1,190
Portfolio Turnover
As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 22.4% of the average value of its portfolio.
Principal Investment Strategies
The Account operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Account’s name. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account is a fund of funds and invests in shares of Principal Funds, Inc. ("PFI") and of Principal Variable Contracts Funds, Inc. ("PVC"). Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The diversification of the Account is designed to moderate overall price volatility and cushion severe losses in any one investment sector.

Principal Management Corporation (“PMC”), with assistance from Principal Global Investors, LLC ("PGI"), develops, implements and monitors the Account's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Account assets to be allocated to a particular asset class. PMC selects the underlying funds for each asset class and the target weights for each underlying fund. PMC, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Account or changes in market forces or Account circumstances. PMC may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, PMC considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Account must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of small, medium, and large market capitalization companies, fixed-income securities, domestic and foreign securities, securities denominated in foreign currencies, investment companies (including index funds), derivatives, and U.S. government and U.S. government-sponsored securities. The underlying funds engage in derivative transactions to gain exposure to a variety of securities or asset classes or attempt to reduce risk. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use futures, options, swaps (including, for example, credit default, interest rate, and currency swaps) and forwards.
Approximately 15 years after its target year, the Account's underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders. It is expected that at the target date in the Account's name, the shareholder will begin gradually withdrawing the account's value.

Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:
Funds of Funds Risk
Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the Fund invests ("underlying funds"). The Fund's selection and weighting of asset classes and allocation of investments in underlying funds may cause it to underperform other funds with a similar investment objective. The Fund's performance and risks correspond directly to the performance and risks of the underlying funds in which it invests, proportionately in accordance with the weightings of such investments, and there is no assurance that the underlying funds will achieve their investment objectives. Management of the Fund entails potential conflicts of interest: the Fund invests in affiliated underlying funds; and the Advisor and its affiliates may earn different fees from different underlying funds and may have an incentive to allocate more Fund assets to underlying funds from which they receive higher fees.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
Principal Risks due to the Account's Investments in Underlying Funds
Counterparty Risk. Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations.
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

•
Credit Default Swaps. Credit default swaps involve special risks in addition to those associated with swaps generally because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (i.e., full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction.

•
Forward Contracts, Futures and Swaps. Forward contracts, futures and swaps involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the forward contract, future or swap; possible lack of a liquid secondary market for a forward contract, future or swap and the resulting inability to close a forward contract, future or swap when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

•
Options. Options involve specific risks, including: imperfect correlation between the change in market value of the instruments held by the fund and the price of the options, counterparty risk, difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets), and an insufficient liquid secondary market for particular options.

Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small and Medium Market Capitalization Companies Risk. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Index Fund Risk. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by the type of passive investment approach used by a fund (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
For periods prior to the inception date of Class 2 Shares (May 1, 2015), the performance shown in the table for Class 2 shares is based on the performance of the Account's Class 1 shares, adjusted to reflect the fees and expenses of the Class 2 shares. These adjustments for Class 2 shares result in performance for such periods that is no higher than the historical performance of the Class 1 shares, which were first sold on August 30, 2004.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	16.66%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(20.20)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
Principal LifeTime 2030 Account - Class 1	5.87%	8.84%	4.06%
Principal LifeTime 2030 Account - Class 2	5.56%	8.56%	3.83%
S&P Target Date 2030 Index (reflects no deduction for fees, expenses, or taxes)	8.35%	9.05%	4.82%
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2007), Portfolio Manager

•	Jeffrey R. Tyler (since 2011), Portfolio Manager

•	Randy L. Welch (since 2007), Portfolio Manager
Sub-Advisor and Portfolio Manager:
Principal Global Investors, LLC

•	Matthew Annenberg (since 2013), Managing Director, Asset Allocation

Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME 2040 ACCOUNT

Objective:	The Account seeks a total return consisting of long-term growth of capital and current income.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees (1)	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses	0.69%	0.69%
Total Annual Account Operating Expenses	0.71%	0.96%
(1) Management Fees in the table have been restated to reflect current fees.
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Principal LifeTime 2040 Account - Class 1	$73	$227	$395	$883
Principal LifeTime 2040 Account - Class 2	98	306	531	1,178
Portfolio Turnover
As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 30.4% of the average value of its portfolio.
Principal Investment Strategies
The Account operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Account’s name. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account is a fund of funds and invests in shares of Principal Funds, Inc. ("PFI") and of Principal Variable Contracts Funds, Inc. ("PVC"). Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The diversification of the Account is designed to moderate overall price volatility and cushion severe losses in any one investment sector.

Principal Management Corporation (“PMC”), with assistance from Principal Global Investors, LLC ("PGI"), develops, implements and monitors the Account's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Account assets to be allocated to a particular asset class. PMC selects the underlying funds for each asset class and the target weights for each underlying fund. PMC, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Account or changes in market forces or Account circumstances. PMC may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, PMC considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Account must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of small, medium, and large market capitalization companies, fixed-income securities, domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), derivatives and U.S. government and U.S. government-sponsored securities. The underlying funds engage in derivative transactions to gain exposure to a variety of securities or asset classes or attempt to reduce risk. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use equity index futures and options.
Approximately 15 years after its target year, the Account's underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders. It is expected that at the target date in the Account’s name, the shareholder will begin gradually withdrawing the account's value.

Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:
Funds of Funds Risk
Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the Fund invests ("underlying funds"). The Fund's selection and weighting of asset classes and allocation of investments in underlying funds may cause it to underperform other funds with a similar investment objective. The Fund's performance and risks correspond directly to the performance and risks of the underlying funds in which it invests, proportionately in accordance with the weightings of such investments, and there is no assurance that the underlying funds will achieve their investment objectives. Management of the Fund entails potential conflicts of interest: the Fund invests in affiliated underlying funds; and the Advisor and its affiliates may earn different fees from different underlying funds and may have an incentive to allocate more Fund assets to underlying funds from which they receive higher fees.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
Principal Risks due to the Account's Investments in Underlying Funds
Counterparty Risk. Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations.
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

•
Futures. Futures involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the future; possible lack of a liquid secondary market for a future and the resulting inability to close a future when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

•
Options. Options involve specific risks, including: imperfect correlation between the change in market value of the instruments held by the fund and the price of the options, counterparty risk, difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets), and an insufficient liquid secondary market for particular options.

Emerging Markets Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small and Medium Market Capitalization Companies Risk. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Index Fund Risk. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by the type of passive investment approach used by a fund (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
For periods prior to the inception date of Class 2 Shares (May 1, 2015), the performance shown in the table for Class 2 shares is based on the performance of the Account's Class 1 shares, adjusted to reflect the fees and expenses of the Class 2 shares. These adjustments for Class 2 shares result in performance for such periods that is no higher than the historical performance of the Class 1 shares, which were first sold on August 30, 2004.

Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	17.52%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(21.31)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
Principal LifeTime 2040 Account - Class 1	5.45%	9.67%	4.26%
Principal LifeTime 2040 Account - Class 2	5.16%	9.40%	4.03%
S&P Target Date 2040 Index (reflects no deduction for fees, expenses, or taxes)	9.23%	10.00%	4.92%
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2007), Portfolio Manager

•	Jeffrey R. Tyler (since 2011), Portfolio Manager

•	Randy L. Welch (since 2007), Portfolio Manager
Sub-Advisor and Portfolio Manager:
Principal Global Investors, LLC

•	Matthew Annenberg (since 2013), Managing Director, Asset Allocation
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME 2050 ACCOUNT

Objective:	The Account seeks a total return consisting of long-term growth of capital and current income.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees (1)	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.03%	0.03%
Acquired Fund Fees and Expenses	0.71%	0.71%
Total Annual Account Operating Expenses	0.74%	0.99%
(1) Management Fees in the table have been restated to reflect current fees.
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Principal LifeTime 2050 Account - Class 1	$76	$237	$411	$918
Principal LifeTime 2050 Account - Class 2	101	315	547	1,213
Portfolio Turnover
As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 33.1% of the average value of its portfolio.
Principal Investment Strategies
The Account operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Account’s name. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account is a fund of funds and invests in shares of Principal Funds, Inc. ("PFI") and of Principal Variable Contracts Funds, Inc. ("PVC"). Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The diversification of the Account is designed to moderate overall price volatility and cushion severe losses in any one investment sector.

Principal Management Corporation (“PMC”), with assistance from Principal Global Investors, LLC ("PGI"), develops, implements and monitors the Account's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Account assets to be allocated to a particular asset class. PMC selects the underlying funds for each asset class and the target weights for each underlying fund. PMC, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Account or changes in market forces or Account circumstances. PMC may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, PMC considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Account must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of small, medium, and large market capitalization companies, fixed-income securities, domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), and derivatives. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use equity index futures and options.
Approximately 15 years after its target year, the Account's underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders. It is expected that at the target date in the Account’s name, the shareholder will begin gradually withdrawing the account's value.

Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:
Funds of Funds Risk
Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the Fund invests ("underlying funds"). The Fund's selection and weighting of asset classes and allocation of investments in underlying funds may cause it to underperform other funds with a similar investment objective. The Fund's performance and risks correspond directly to the performance and risks of the underlying funds in which it invests, proportionately in accordance with the weightings of such investments, and there is no assurance that the underlying funds will achieve their investment objectives. Management of the Fund entails potential conflicts of interest: the Fund invests in affiliated underlying funds; and the Advisor and its affiliates may earn different fees from different underlying funds and may have an incentive to allocate more Fund assets to underlying funds from which they receive higher fees.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
Principal Risks due to the Account's Investments in Underlying Funds
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

•
Futures. Futures involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the future; possible lack of a liquid secondary market for a future and the resulting inability to close a future when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

•
Options. Options involve specific risks, including: imperfect correlation between the change in market value of the instruments held by the fund and the price of the options, counterparty risk, difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets), and an insufficient liquid secondary market for particular options.

Emerging Markets Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small and Medium Market Capitalization Companies Risk. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Index Fund Risk. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by the type of passive investment approach used by a fund (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
For periods prior to the inception date of Class 2 Shares (May 1, 2015), the performance shown in the table for Class 2 shares is based on the performance of the Account's Class 1 shares, adjusted to reflect the fees and expenses of the Class 2 shares. These adjustments for Class 2 shares result in performance for such periods that is no higher than the historical performance of the Class 1 shares, which were first sold on August 30, 2004.

Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	17.92%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(22.08)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
Principal LifeTime 2050 Account - Class 1	5.58%	10.03%	4.29%
Principal LifeTime 2050 Account - Class 2	5.24%	9.76%	4.05%
S&P Target Date 2050 Index (reflects no deduction for fees, expenses, or taxes)	9.74%	10.60%	4.99%
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2007), Portfolio Manager

•	Jeffrey R. Tyler (since 2011), Portfolio Manager

•	Randy L. Welch (since 2007), Portfolio Manager
Sub-Advisor and Portfolio Manager:
Principal Global Investors, LLC

•	Matthew Annenberg (since 2013), Managing Director, Asset Allocation
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL LIFETIME 2060 ACCOUNT

Objective:	The Account seeks a total return consisting of long-term growth of capital and current income.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees (1)	0.00%
Other Expenses	0.24%
Acquired Fund Fees and Expenses	0.71%
Total Annual Account Operating Expenses	0.95%
Expense Reimbursement (2)	(0.14)%
Total Annual Account Operating Expenses after Expense Reimbursement	0.81%

(1) Management Fees in the table have been restated to reflect current fees.
(2)    Principal Management Corporation ("PMC"), the investment advisor, has contractually agreed to limit the Account’s expenses by paying, if necessary, expenses normally payable by the Account, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.10% for Class 1 shares. It is expected that the expense limit will continue through the period ending April 30, 2018; however, Principal Variable Contracts, Inc. and PMC, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Principal LifeTime 2060 Account - Class 1	$83	$289	$512	$1,154
Portfolio Turnover
As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 43.1% of the average value of its portfolio.
Principal Investment Strategies
The Account operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Account’s name. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account is a fund of funds and invests in shares of Principal Funds, Inc. ("PFI") and of Principal Variable Contracts Funds, Inc. ("PVC"). Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities. The diversification of the Account is designed to moderate overall price volatility and cushion severe losses in any one investment sector.

Principal Management Corporation (“PMC”), with assistance from Principal Global Investors, LLC ("PGI"), develops, implements and monitors the Account's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Account assets to be allocated to a particular asset class. PMC selects the underlying funds for each asset class and the target weights for each underlying fund. PMC, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Account or changes in market forces or Account circumstances. PMC may add, remove, or substitute underlying funds at any time.
In selecting underlying funds and target weights, PMC considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Account must invest in a specific asset class or underlying fund.
The underlying funds invest in growth and value stocks of small, medium, and large market capitalization companies, fixed-income securities, domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), and derivatives. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The underlying funds principally use equity index futures and options.
Approximately 15 years after its target year, the Account's underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders. It is expected that at the target date in the Account’s name, the shareholder will begin gradually withdrawing the account's value.
Principal Risks

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:
Funds of Funds Risk
Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the Fund invests ("underlying funds"). The Fund's selection and weighting of asset classes and allocation of investments in underlying funds may cause it to underperform other funds with a similar investment objective. The Fund's performance and risks correspond directly to the performance and risks of the underlying funds in which it invests, proportionately in accordance with the weightings of such investments, and there is no assurance that the underlying funds will achieve their investment objectives. Management of the Fund entails potential conflicts of interest: the Fund invests in affiliated underlying funds; and the Advisor and its affiliates may earn different fees from different underlying funds and may have an incentive to allocate more Fund assets to underlying funds from which they receive higher fees.
Target Date Fund Risk. A target date fund should not be selected based solely on age or retirement date because there is no guarantee that this fund will provide adequate income at or through retirement.
Principal Risks due to the Account's Investments in Underlying Funds
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

•
Futures. Futures involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the future; possible lack of a liquid secondary market for a future and the resulting inability to close a future when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.

•
Options. Options involve specific risks, including: imperfect correlation between the change in market value of the instruments held by the fund and the price of the options, counterparty risk, difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets), and an insufficient liquid secondary market for particular options.

Emerging Markets Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small and Medium Market Capitalization Companies Risk. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Currency Risk.  Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Index Fund Risk. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by the type of passive investment approach used by a fund (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
Life of Account returns are measured from the date the Account's shares were first sold (May 1, 2013).
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q3 ‘16	4.28%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘15	(7.54)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	Life of Account
Principal LifeTime 2060 Account - Class 1	5.52%	6.97%
S&P Target Date 2060+ Index (reflects no deduction for fees, expenses, or taxes)	10.08%	7.91%
S&P Target Date 2055 Index (reflects no deduction for fees, expenses, or taxes)	9.94%	7.91%
Effective December 31, 2016, the Account’s primary benchmark changed from S&P Target Date 2055 Index to the S&P Target Date 2060+ Index because of the recent availability of the index which more closely aligns with the investment approach of the Account.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	James W. Fennessey (since 2013), Portfolio Manager

•	Jeffrey R. Tyler (since 2013), Portfolio Manager

•	Randy L. Welch (since 2013), Portfolio Manager
Sub-Advisor and Portfolio Manager:
Principal Global Investors, LLC

•	Matthew Annenberg (since 2013), Managing Director, Asset Allocation
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

REAL ESTATE SECURITIES ACCOUNT

Objective:	The Account seeks to generate a total return.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.88%	0.88%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Total Annual Account Operating Expenses	0.89%	1.14%
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Real Estate Securities Account - Class 1	$91	$284	$493	$1,096
Real Estate Securities Account - Class 2	116	362	628	1,386
Portfolio Turnover
The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 31.3% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry at the time of each purchase. A real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts ("REITs") and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies as well as those whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.
REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. REITs are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code.
The Account invests in value equity securities, an investment strategy that emphasizes buying securities that appear to be undervalued. The Account concentrates its investments (invest more than 25% of its net assets) in securities in the real estate industry.
The Account is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Account's share price than would occur in a more diversified fund.

Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Industry Concentration Risk. A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic and other factors affecting that industry or group of industries.

•
Real Estate. A fund concentrating in the real estate industry can be subject to the risks associated with direct ownership of real estate, securities of companies in the real estate industry, and/or real estate investment trusts.

Non-Diversification Risk. A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security’s poor performance.
Real Estate Investment Trusts (“REITs”) Risk. In addition to risks associated with investing in real estate securities, REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. Investment in REITs also involves risks similar to risks of investing in small market capitalization companies, such as limited financial resources, less frequent and limited volume trading, and may be subject to more abrupt or erratic price movements than larger company securities. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund’s redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

For periods prior to the inception date of Class 2 Shares (January 8, 2007), the performance shown in the table for Class 2 shares is based on the performance of the Account's Class 1 shares, adjusted to reflect the fees and expenses of the Class 2 shares. These adjustments for Class 2 shares result in performance for such periods that is no higher than the historical performance of the Class 1 shares, which were first sold on May 1, 1998.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q3 ‘09	33.51%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(34.16)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
Real Estate Securities Account - Class 1	5.85%	12.31%	5.72%
Real Estate Securities Account - Class 2	5.53%	12.02%	5.45%
MSCI US REIT Index (reflects no deduction for fees, expenses, or taxes)	8.60%	11.86%	4.96%
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Real Estate Investors, LLC

•	Keith Bokota (since 2013), Portfolio Manager

•	Anthony Kenkel (since 2012), Portfolio Manager

•	Kelly D. Rush (since 2000), Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

SAM (STRATEGIC ASSET MANAGEMENT) BALANCED PORTFOLIO

Objective:	The Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.23%	0.23%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	—%	—%
Acquired Fund Fees and Expenses	0.74%	0.74%
Total Annual Account Operating Expenses	0.97%	1.22%
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
SAM Balanced Portfolio - Class 1	$99	$309	$536	$1,190
SAM Balanced Portfolio - Class 2	124	387	670	1,477
Portfolio Turnover
As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio); however, the Account does pay such transaction costs when it buys and sells other investments. Also, an underlying fund pays transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover for the underlying fund may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 16.5% of the average value of its portfolio.
Principal Investment Strategies
The SAM Portfolios operate as funds of funds and invest principally in shares of Principal Funds, Inc. and Class 1 shares of Principal Variable Contracts Funds, Inc. equity funds, fixed-income funds and specialty funds (“Underlying Funds”). The Sub-Advisor generally categorizes the Underlying Fund based on its investment profile. Each SAM Portfolio typically allocates its assets among Underlying Funds, and within predetermined percentage ranges, as determined by the Sub-Advisor in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. The diversification of the Portfolio is designed to moderate overall price volatility and cushion severe losses in any one investment sector.

The Portfolio:

•
Generally invests between 20% and 60% of its assets in fixed-income funds, and less than 40% in any one fixed-income fund; such fixed-income funds generally invest in fixed income instruments such as real estate securities, mortgage-backed securities and other securitized products, government and government-sponsored securities, and corporate bonds;

•
Generally invests between 40% and 80% of its assets in equity funds that invest in small, medium, and large market capitalization domestic and foreign companies, with growth and/or value characteristics, and less than 30% in any one equity fund; and

•
Generally invests less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund. Such specialty funds generally offer unique combinations of traditional equity securities and fixed-income securities or use alternative investment strategies that aim to offer diversification beyond traditional equity and fixed-income securities and include investments in such assets as infrastructure, commodities, currencies, and public timber companies.

The Portfolio may temporarily exceed the applicable percentage ranges for short periods, and the Sub-Advisor may alter the percentage ranges when it deems appropriate.
Principal Risks
The value of your investment in the Portfolio changes with the value of the Portfolio's investments. Many factors affect that value, and it is possible to lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The principal risks of investing in the Portfolio that are inherent in the fund of funds are:
Funds of Funds Risk
Portfolio shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the Portfolio invests ("underlying funds"). The Portfolio's selection and weighting of asset classes and allocation of investments in underlying funds may cause it to underperform other funds with a similar investment objective. The Portfolio's performance and risks correspond directly to the performance and risks of the underlying funds in which it invests, proportionately in accordance with the weightings of such investments, and there is no assurance that the underlying funds will achieve their investment objectives. Management of the Portfolio entails potential conflicts of interest: the Portfolio invests in affiliated underlying funds; and the Advisor and its affiliates may earn different fees from different underlying funds and may have an incentive to allocate more Portfolio assets to underlying funds from which they receive higher fees.
Principal Risks due to the Portfolio's Investments in Underlying Funds
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small and Medium Market Capitalization Companies Risk. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account’s performance from year to year. The table shows how the Account’s average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
Performance reflects the performance of a predecessor fund.

Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	13.21%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(14.58)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
SAM Balanced Portfolio - Class 1	6.82%	8.47%	5.52%
SAM Balanced Portfolio - Class 2	6.62%	8.21%	5.26%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	12.74%	14.67%	7.07%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	2.65%	2.23%	4.34%
MSCI EAFE Index NR (reflects no deduction for fees, expenses, or taxes)	1.00%	6.53%	0.75%
SAM Balanced Blended Index (reflects no deduction for fees, expenses, or taxes)	7.04%	8.54%	5.40%
Performance of a blended index shows how the Portfolio’s performance compares to a blend of indices with similar investment objectives. Performance of the components of the blended index is also shown. The weightings for SAM Balanced Blended Index are 45% Russell 3000® Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index, and 15% MSCI EAFE Index NR. The custom or blended index returns reflect the allocation in effect for the time period(s) for which the fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Edge Asset Management, Inc.

•	Charles D. Averill (since 2010), Portfolio Manager

•	Todd A. Jablonski (since 2010), Chief Investment Officer and Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

SAM (STRATEGIC ASSET MANAGEMENT) CONSERVATIVE BALANCED PORTFOLIO

Objective:	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.23%	0.23%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	—%	—%
Acquired Fund Fees and Expenses	0.67%	0.67%
Total Annual Account Operating Expenses	0.90%	1.15%
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
SAM Conservative Balanced Portfolio - Class 1	$92	$287	$498	$1,108
SAM Conservative Balanced Portfolio - Class 2	117	365	633	1,398
Portfolio Turnover
As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio); however, the Account does pay such transaction costs when it buys and sells other investments. Also, an underlying fund pays transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover for the underlying fund may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 19.8% of the average value of its portfolio.
Principal Investment Strategies
The SAM Portfolios operate as funds of funds and invest principally in shares of Principal Funds, Inc. and Class 1 shares of Principal Variable Contracts Funds, Inc. equity funds, fixed-income funds and specialty funds (“Underlying Funds”). The Sub-Advisor generally categorizes the Underlying Fund based on its investment profile. Each SAM Portfolio typically allocates its assets among Underlying Funds, and within predetermined percentage ranges, as determined by the Sub-Advisor in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. The diversification of the Portfolio is designed to moderate overall price volatility and cushion severe losses in any one investment sector.

The Portfolio:

•
Generally invests between 40% and 80% of its assets in fixed-income funds, and less than 40% in any one fixed-income fund; such fixed-income funds generally invest in fixed income instruments such as high yield securities (or “junk” bonds), real estate securities, mortgage-backed securities and other securitized products, government and government-sponsored securities, and corporate bonds;

•
Generally invests between 20% and 60% of its assets in equity funds, and less than 30% in any one equity fund; such equity funds generally invest in domestic and foreign equity securities regardless of market capitalization (small, medium or large) and style (growth or value); and

•
Generally invests less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund; such specialty funds generally offer unique combinations of traditional equity securities and fixed-income securities or use alternative investment strategies that aim to offer diversification beyond traditional equity and fixed-income securities and include investments in such assets as infrastructure, commodities, currencies, and public timber companies.

The Portfolio may temporarily exceed these percentage ranges for short periods, and the Sub-Advisor may alter the percentage ranges when it deems appropriate.
Principal Risks
The value of your investment in the Portfolio changes with the value of the Portfolio's investments. Many factors affect that value, and it is possible to lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The principal risks of investing in the Portfolio that are inherent in the fund of funds are:
Funds of Funds Risk
Portfolio shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the Portfolio invests ("underlying funds"). The Portfolio's selection and weighting of asset classes and allocation of investments in underlying funds may cause it to underperform other funds with a similar investment objective. The Portfolio's performance and risks correspond directly to the performance and risks of the underlying funds in which it invests, proportionately in accordance with the weightings of such investments, and there is no assurance that the underlying funds will achieve their investment objectives. Management of the Portfolio entails potential conflicts of interest: the Portfolio invests in affiliated underlying funds; and the Advisor and its affiliates may earn different fees from different underlying funds and may have an incentive to allocate more Portfolio assets to underlying funds from which they receive higher fees.
Principal Risks due to the Portfolio's Investments in Underlying Funds
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small and Medium Market Capitalization Companies Risk. Investments in small- and medium-sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates. .
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
Performance reflects the performance of a predecessor fund.

Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	11.00%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(10.39)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
SAM Conservative Balanced Portfolio - Class 1	6.37%	6.81%	5.29%
SAM Conservative Balanced Portfolio - Class 2	6.08%	6.55%	5.03%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	2.65%	2.23%	4.34%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	12.74%	14.67%	7.07%
MSCI EAFE Index NR (reflects no deduction for fees, expenses, or taxes)	1.00%	6.53%	0.75%
SAM Conservative Balanced Blended Index (reflects no deduction for fees, expenses, or taxes)	5.62%	6.45%	5.16%
Performance of a blended index shows how the Portfolio’s performance compares to a blend of indices with similar investment objectives. Performance of the components of the blended index is also shown. The weightings for SAM Conservative Balanced Blended Index are 60% Bloomberg Barclays U.S. Aggregate Bond Index, 30% Russell 3000® Index, and 10% MSCI EAFE Index NR. The custom or blended index returns reflect the allocation in effect for the time period(s) for which the fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Edge Asset Management, Inc.

•	Charles D. Averill (since 2010), Portfolio Manager

•	Todd A. Jablonski (since 2010), Chief Investment Officer and Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

SAM (STRATEGIC ASSET MANAGEMENT) CONSERVATIVE GROWTH PORTFOLIO

Objective:	The Portfolio seeks to provide long-term capital appreciation.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.23%	0.23%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	—%	—%
Acquired Fund Fees and Expenses	0.77%	0.77%
Total Annual Account Operating Expenses	1.00%	1.25%
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
SAM Conservative Growth Portfolio – Class 1	$102	$318	$552	$1,225
SAM Conservative Growth Portfolio - Class 2	127	397	686	1,511
Portfolio Turnover
As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio); however, the Account does pay such transaction costs when it buys and sells other investments. Also, an underlying fund pays transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover for the underlying fund may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 25.5% of the average value of its portfolio.
Principal Investment Strategies
The SAM Portfolios operate as funds of funds and invest principally in shares of Principal Funds, Inc. and Class 1 shares of Principal Variable Contracts Funds, Inc. equity funds, fixed-income funds and specialty funds (“Underlying Funds”). The Sub-Advisor generally categorizes the Underlying Fund based on its investment profile. Each SAM Portfolio typically allocates its assets among Underlying Funds, and within predetermined percentage ranges, as determined by the Sub-Advisor in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. The diversification of the Portfolio is designed to moderate overall price volatility and cushion severe losses in any one investment sector.

The Portfolio:

•
Generally invests between 0% and 40% of its assets in fixed-income funds, and less than 30% in any one fixed-income fund; such fixed-income funds generally invest in fixed-income instruments such as government and government-sponsored securities and corporate bonds;

•
Generally invests between 60% and 100% of its assets in equity funds that invest in growth and/or value stocks issued by small, medium, and large market capitalization domestic and foreign companies, and less than 40% in any one such equity fund; and

•
Generally invests less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund; such specialty funds generally offer unique combinations of traditional equity securities and fixed-income securities or use alternative investment strategies that aim to offer diversification beyond traditional equity and fixed-income securities and include investments in such assets as infrastructure, commodities, currencies, and public timber companies.

The Portfolio may temporarily exceed the applicable percentage ranges for short periods, and the Sub-Advisor may alter the percentage ranges when it deems appropriate.
Principal Risks
The value of your investment in the Portfolio changes with the value of the Portfolio's investments. Many factors affect that value, and it is possible to lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The principal risks of investing in the Portfolio that are inherent in the fund of funds are:
Funds of Funds Risk
Portfolio shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the Portfolio invests ("underlying funds"). The Portfolio's selection and weighting of asset classes and allocation of investments in underlying funds may cause it to underperform other funds with a similar investment objective. The Portfolio's performance and risks correspond directly to the performance and risks of the underlying funds in which it invests, proportionately in accordance with the weightings of such investments, and there is no assurance that the underlying funds will achieve their investment objectives. Management of the Portfolio entails potential conflicts of interest: the Portfolio invests in affiliated underlying funds; and the Advisor and its affiliates may earn different fees from different underlying funds and may have an incentive to allocate more Portfolio assets to underlying funds from which they receive higher fees.
Principal Risks due to the Portfolio's Investments in Underlying Funds
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small and Medium Market Capitalization Companies Risk. Investments in small and medium-sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account’s performance from year to year. The table shows how the Account’s average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
Performance reflects the performance of a predecessor fund.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	14.61%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(19.24)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
SAM Conservative Growth Portfolio - Class 1	7.00%	9.82%	5.35%
SAM Conservative Growth Portfolio - Class 2	6.76%	9.54%	5.09%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	12.74%	14.67%	7.07%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	2.65%	2.23%	4.34%
MSCI EAFE Index NR (reflects no deduction for fees, expenses, or taxes)	1.00%	6.53%	0.75%
SAM Conservative Growth Blended Index (reflects no deduction for fees, expenses, or taxes)	8.42%	10.60%	5.52%
Performance of a blended index shows how the Portfolio’s performance compares to a blend of indices with similar investment objectives. Performance of the components of the blended index is also shown. The weightings for SAM Conservative Growth Blended Index are 60% Russell 3000® Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index and 20% MSCI EAFE Index NR. The custom or blended index returns reflect the allocation in effect for the time period(s) for which the fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Edge Asset Management, Inc.

•	Charles D. Averill (since 2010), Portfolio Manager

•	Todd A. Jablonski (since 2010), Chief Investment Officer and Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

SAM (STRATEGIC ASSET MANAGEMENT) FLEXIBLE INCOME PORTFOLIO

Objective:	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation).
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.23%	0.23%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	—%	—%
Acquired Fund Fees and Expenses	0.58%	0.58%
Total Annual Account Operating Expenses	0.81%	1.06%
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
SAM Flexible Income Portfolio - Class 1	$83	$259	$450	$1,002
SAM Flexible Income Portfolio - Class 2	108	337	585	1,294
Portfolio Turnover
As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio); however, the Account does pay such transaction costs when it buys and sells other investments. Also, an underlying fund pays transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover for the underlying fund may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 17.1% of the average value of its portfolio.
Principal Investment Strategies
The SAM Portfolios operate as funds of funds and invest principally in shares of Principal Funds, Inc. and Class 1 shares of Principal Variable Contracts Funds, Inc. equity funds, fixed-income funds and specialty funds (“Underlying Funds”). The Sub-Advisor generally categorizes the Underlying Fund based on its investment profile. Each SAM Portfolio typically allocates its assets among Underlying Funds, and within predetermined percentage ranges, as determined by the Sub-Advisor in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. The diversification of the Portfolio is designed to moderate overall price volatility and cushion severe losses in any one investment sector.

The Portfolio:

•
Generally invests between 55% and 95% of its assets in fixed-income funds, and less than 40% in any one fixed-income fund; such fixed-income funds generally invest in fixed income instruments such as high yield securities (or “junk” bonds), real estate securities, mortgage-backed securities and other securitized products, government and government-sponsored securities, and corporate bonds;

•	Generally invests between 5% and 45% of its assets in equity funds that invest in value equity securities issued by domestic and foreign companies, and less than 30% in any one such equity fund; and

•
Generally invests less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund; such specialty funds generally offer unique combinations of traditional equity securities and fixed-income securities or use alternative investment strategies that aim to offer diversification beyond traditional equity and fixed-income securities and include investments in such assets as infrastructure, commodities, currencies, and public timber companies.

The Portfolio may temporarily exceed these percentage ranges for short periods, and the Sub-Advisor may alter the percentage ranges when it deems appropriate.
Principal Risks
The value of your investment in the Portfolio changes with the value of the Portfolio's investments. Many factors affect that value, and it is possible to lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The principal risks of investing in the Portfolio that are inherent in the fund of funds are:
Funds of Funds Risk
Portfolio shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the Portfolio invests ("underlying funds"). The Portfolio's selection and weighting of asset classes and allocation of investments in underlying funds may cause it to underperform other funds with a similar investment objective. The Portfolio's performance and risks correspond directly to the performance and risks of the underlying funds in which it invests, proportionately in accordance with the weightings of such investments, and there is no assurance that the underlying funds will achieve their investment objectives. Management of the Portfolio entails potential conflicts of interest: the Portfolio invests in affiliated underlying funds; and the Advisor and its affiliates may earn different fees from different underlying funds and may have an incentive to allocate more Portfolio assets to underlying funds from which they receive higher fees.
Principal Risks due to the Portfolio's Investments in Underlying Funds
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
Performance reflects the performance of a predecessor fund.

Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	10.44%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(6.95)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
SAM Flexible Income Portfolio - Class 1	7.04%	5.95%	5.29%
SAM Flexible Income Portfolio - Class 2	6.73%	5.68%	5.02%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	2.65%	2.23%	4.34%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	12.74%	14.67%	7.07%
MSCI EAFE Index NR (reflects no deduction for fees, expenses, or taxes)	1.00%	6.53%	0.75%
SAM Flexible Income Blended Index (reflects no deduction for fees, expenses, or taxes)	4.67%	4.97%	4.98%
Performance of a blended index shows how the Portfolio’s performance compares to a blend of indices with similar investment objectives. Performance of the components of the blended index is also shown. The weightings for SAM Flexible Income Blended Index are 75% Bloomberg Barclays U.S. Aggregate Bond Index, 20% Russell 3000® Index, and 5% MSCI EAFE Index NR. The custom or blended index returns reflect the allocation in effect for the time period(s) for which the fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Edge Asset Management, Inc.

•	Charles D. Averill (since 2010), Portfolio Manager

•	Todd A. Jablonski (since 2010), Chief Investment Officer and Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

SAM (STRATEGIC ASSET MANAGEMENT) STRATEGIC GROWTH PORTFOLIO

Objective:	The Portfolio seeks to provide long-term capital appreciation.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.23%	0.23%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	—%	—%
Acquired Fund Fees and Expenses	0.77%	0.77%
Total Annual Account Operating Expenses	1.00%	1.25%
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
SAM Strategic Growth Portfolio - Class 1	$102	$318	$552	$1,225
SAM Strategic Growth Portfolio - Class 2	127	397	686	1,511
Portfolio Turnover
As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio); however, the Account does pay such transaction costs when it buys and sells other investments. Also, an underlying fund pays transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover for the underlying fund may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 23.4% of the average value of its portfolio.
Principal Investment Strategies
The SAM Portfolios operate as funds of funds and invest principally in shares of Principal Funds, Inc. and Class 1 shares of Principal Variable Contracts Funds, Inc. equity funds, fixed-income funds and specialty funds (“Underlying Funds”). The Sub-Advisor generally categorizes the Underlying Fund based on its investment profile. Each SAM Portfolio typically allocates its assets among Underlying Funds, and within predetermined percentage ranges, as determined by the Sub-Advisor in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. The diversification of the Portfolio is designed to moderate overall price volatility and cushion severe losses in any one investment sector.

The Portfolio:

•
Generally invests between 75% and 100% of its assets in equity funds that invest in growth and/or value stocks issued by domestic or foreign small, medium, and large market capitalization companies, and less than 50% in any one such equity fund; and

•
Generally invests less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund; such specialty funds generally offer unique combinations of traditional equity securities and fixed-income securities or use alternative investment strategies that aim to offer diversification beyond traditional equity and fixed-income securities and include investments in such assets as infrastructure, commodities, currencies, and public timber companies.

The Portfolio may temporarily exceed the applicable percentage ranges for short periods, and the Sub-Advisor may alter the percentage ranges when it deems appropriate.
Principal Risks
The value of your investment in the Portfolio changes with the value of the Portfolio's investments. Many factors affect that value, and it is possible to lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The principal risks of investing in the Portfolio that are inherent in the fund of funds are:
Funds of Funds Risk
Portfolio shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the Portfolio invests ("underlying funds"). The Portfolio's selection and weighting of asset classes and allocation of investments in underlying funds may cause it to underperform other funds with a similar investment objective. The Portfolio's performance and risks correspond directly to the performance and risks of the underlying funds in which it invests, proportionately in accordance with the weightings of such investments, and there is no assurance that the underlying funds will achieve their investment objectives. Management of the Portfolio entails potential conflicts of interest: the Portfolio invests in affiliated underlying funds; and the Advisor and its affiliates may earn different fees from different underlying funds and may have an incentive to allocate more Portfolio assets to underlying funds from which they receive higher fees.
Principal Risks due to the Portfolio's Investments in Underlying Funds
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small and Medium Market Capitalization Companies Risk. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account’s performance from year to year. The table shows how the Account’s average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
Performance reflects the performance of a predecessor fund.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q3 ‘09	15.95%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(22.38)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
SAM Strategic Growth Portfolio - Class 1	6.15%	10.80%	5.25%
SAM Strategic Growth Portfolio - Class 2	5.90%	10.52%	4.99%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	12.74%	14.67%	7.07%
MSCI EAFE Index NR (reflects no deduction for fees, expenses, or taxes)	1.00%	6.53%	0.75%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	2.65%	2.23%	4.34%
SAM Strategic Growth Blended Index (reflects no deduction for fees, expenses, or taxes)	9.28%	12.04%	5.46%
Performance of a blended index shows how the Portfolio’s performance compares to a blend of indices with similar investment objectives. Performance of the components of the blended index is also shown. The weightings for SAM Strategic Growth Blended Index are 70% Russell 3000® Index, 25% MSCI EAFE Index NR and 5% Bloomberg Barclays U.S. Aggregate Bond Index. The custom or blended index returns reflect the allocation in effect for the time period(s) for which the fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.

Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Edge Asset Management, Inc.

•	Charles D. Averill (since 2010), Portfolio Manager

•	Todd A. Jablonski (since 2010), Chief Investment Officer and Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

SHORT-TERM INCOME ACCOUNT

Objective:	The Account seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Total Annual Account Operating Expenses	0.51%	0.76%
Expense Reimbursement (1)	(0.01)%	(0.01)%
Total Annual Account Operating Expenses after Expense Reimbursement	0.50%	0.75%

(1)    Principal Management Corporation ("PMC"), the investment advisor, has contractually agreed to reduce the Account's expenses by 0.01% through the period ending April 30, 2018. It is expected that the expense reimbursement will continue through the period disclosed; however, Principal Variable Contracts Funds, Inc. and PMC, the parties to the agreement, may mutually agree to terminate the expense reimbursement prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Short-Term Income Account - Class 1	$51	$163	$284	$640
Short-Term Income Account - Class 2	77	242	421	941
Portfolio Turnover
The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account's performance. During the most recent fiscal year, the Account's portfolio turnover rate was 48.6% of the average value of its portfolio.
Principal Investment Strategies
The Account invests primarily in high quality short-term bonds and other fixed-income securities that, at the time of purchase, are rated BBB- or higher by S&P Global Ratings ("S&P Global") or Baa3 or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, in the opinion of the Sub-Advisor of comparable quality. Under normal circumstances, the Account maintains an effective maturity of five years or less and an average portfolio duration that is within ±15% of the duration of the Bloomberg Barclays Credit 1-3 Year Index which as of December 31, 2016 was 1.87 years. The Account's investments also include corporate securities, U.S. and foreign government securities, mortgage-backed and asset-backed securities (securitized products), and real estate investment trust ("REIT") securities. The Account invests in securities denominated in foreign currencies and in securities of foreign issuers.

Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Real Estate Investment Trusts (“REITs”) Risk. In addition to risks associated with investing in real estate securities, REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. Investment in REITs also involves risks similar to risks of investing in small market capitalization companies, such as limited financial resources, less frequent and limited volume trading, and may be subject to more abrupt or erratic price movements than larger company securities. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund's redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
Performance reflects the performance of a predecessor fund.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	3.23%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(2.03)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
Short-Term Income Account - Class 1	2.14%	2.13%	2.98%
Short-Term Income Account - Class 2	2.01%	1.90%	2.73%
Bloomberg Barclays Credit 1-3 Year Index (reflects no deduction for fees, expenses, or taxes)	2.11%	1.84%	3.25%
Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Edge Asset Management, Inc.

•	John R. Friedl (since 2010), Portfolio Manager

•	Ryan P. McCann (since 2010), Portfolio Manager

•	Scott J. Peterson (since 2010), Portfolio Manager

•	Greg L. Tornga (since 2011), Head of Fixed Income and Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

SMALLCAP ACCOUNT

Objective:	The Account seeks long-term growth of capital.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.82%	0.82%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Account Operating Expenses	0.84%	1.09%
Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
SmallCap Account - Class 1	$86	$268	$466	$1,037
SmallCap Account - Class 2	111	347	601	1,329
Portfolio Turnover
The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 57.1% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations at the time of each purchase. For this Account, companies with small market capitalizations are those with market capitalizations within the range of companies comprising the Russell 2000® Index (as of December 31, 2016, this range was between approximately $20.4 million and $10.3 billion).
The Account invests in equity securities with value and/or growth characteristics and constructs an investment portfolio that has a blend of equity securities with these characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Account does not have a policy of preferring one of these categories over the other.
Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small and Medium Market Capitalization Companies Risk. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the fund, or the events that the portfolio manager believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information online at www.principal.com.
The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.
For periods prior to the inception date of Class 2 Shares (February 17, 2015), the performance shown in the table for Class 2 shares is based on the performance of the Fund's Class 1 shares, adjusted to reflect the fees and expenses of the Class 2 shares. These adjustments for Class 2 shares result in performance for such periods that is no higher than the historical performance of the Class 1 shares, which were first sold on May 1, 1998.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q4 ‘11	18.26%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(26.33)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
SmallCap Account - Class 1	17.39%	15.84%	7.21%
SmallCap Account - Class 2	17.15%	15.57%	6.96%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	21.31%	14.46%	7.07%

Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Phil Nordhus (since 2006), Portfolio Manager

•	Brian W. Pattinson (since 2011), Portfolio Manager
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
Each Account's investment objective is described in the summary section for each Account. The summary section also describes each Account's principal investment strategies, including the types of securities in which each Account invests, and the principal risks of investing in each Account. The principal investment strategies are not the only investment strategies available to each Account, but they are the ones each Account primarily uses to achieve its investment objective.
Except for Fundamental Restrictions described in the Fund's Statement of Additional Information ("SAI"), the Board of Directors may change any Account's objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Account. If there is a material change to an Account's investment objective or investment strategies, you should consider whether the Account remains an appropriate investment for you. There is no guarantee that each Account will meet its objective.
Each Account is designed to be a portion of an investor's portfolio. No Account is intended to be a complete investment program. Investors should consider the risks of the Account before making an investment; it is possible to lose money by investing in an Account.
Active Management
The performance of a fund that is actively managed will reflect in part the ability of those managing the investments of the fund to make investment decisions that are suited to achieving the fund's investment objective. Actively-managed funds may invest differently from the benchmark against which the Fund's performance is compared. When making decisions about whether to buy or sell equity securities, considerations may include, among other things, a company’s strength in fundamentals, its potential for earnings growth over time, its ability to navigate certain macroeconomic environments, the current price of its securities relative to their perceived worth and relative to others in its industry, and analysis from computer models. When making decisions about whether to buy or sell fixed-income investments, considerations may include, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates, a range of economic, political and financial factors, the balance between supply and demand for certain asset classes, the credit quality of individual issuers, the fundamental strengths of corporate and municipal issuers, and other general market conditions.
An active fund's investment performance depends upon the successful allocation of the fund's assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that these allocation techniques and decisions will produce the desired results. It is possible to lose money on an investment in a fund as a result of these allocation decisions. If a fund's investment strategies do not perform as expected, the fund could underperform other funds with similar investment objectives or lose money. Moreover, buying and selling securities to adjust the fund’s asset allocation may increase portfolio turnover and generate transaction costs.
Passive Management (Index Funds)
Index funds use a passive, or indexing, investment approach. Pure index funds do not attempt to manage market volatility, use defensive strategies, or reduce the effect of any long-term periods of poor stock or bond performance. Some index funds attempt to fully replicate their relevant target index by investing primarily in the securities held by the index in approximately the same proportion of the weightings in the index. However, because of the difficulty of executing some relatively small securities trades, other index funds may use a "sampling" approach and may not be invested in the less heavily weighted securities held by the index. Some index funds may invest in index futures and/or exchange-traded funds on a daily basis to gain exposure to the index in an effort to minimize tracking error relative to the benchmark.
It is unlikely that an index fund's performance will perfectly correlate with the performance of the fund's relevant index. An index fund's ability to match the performance of its index may be affected by many factors, such as fund expenses, the timing of cash flows into and out of the fund, changes in securities markets, and changes in the composition of the index.

Liquidity
Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair its ability to sell particular securities or close derivative positions at an advantageous price. Accounts with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, high yield bonds and bank loans or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
Liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the fund.
Market Volatility and Securities Issuers
The value of a fund's portfolio securities may decrease in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If a fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. It is possible to lose money when investing in a fund.
Temporary Defensive Measures
From time to time, as part of its investment strategy, an Account may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes, which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock. There is no limit on the extent to which an Account may take temporary defensive measures. In taking such measures, an Account may lose the benefit of upswings and may limit its ability to meet, or fail to achieve, its investment objective.
Strategy and Risk Table
The following table lists each Account and identifies whether the strategies and risks discussed in this section (listed in alphabetical order) are principal, non-principal (meaning they are relevant to an Account but to a lesser degree than those designated as principal), or not applicable for each Account. The risks described below for each Account that operates as a fund of funds (as identified in the table) include risks at both the fund of funds level and underlying funds level. Each fund is also subject to the risks of any underlying funds in which it invests.
The SAI contains additional information about investment strategies and their related risks.
The term “Account,” as used in this section, includes any of the underlying funds of Principal Funds, Inc. in which a fund of funds may invest from time to time, at the discretion of Principal Management Corporation ("PMC") or the Sub-Advisor.

INVESTMENT STRATEGIES AND RISKS	BALANCED	BOND MARKET INDEX	CORE PLUS BOND	DIVERSIFIED BALANCED
Bank Loans (also known as Senior Floating Rate Interests)	Non-Principal	Not Applicable	Non-Principal	Not Applicable
Contingent Convertible Securities ("CoCos")	Non-Principal	Not Applicable	Non-Principal	Not Applicable
Convertible Securities	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Counterparty Risk	Non-Principal	Non-Principal	Principal	Non-Principal
Derivatives	Non-Principal	Non-Principal	Principal	Principal
Emerging Markets	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Equity Securities	Principal	Not Applicable	Not Applicable	Principal
• Growth Stock	Principal	Not Applicable	Not Applicable	Principal
• Small and Medium Market Capitalization Companies	Principal	Not Applicable	Not Applicable	Principal
• Value Stock	Principal	Not Applicable	Not Applicable	Principal
Fixed-Income Securities	Principal	Principal	Principal	Principal
Foreign Currency	Principal	Non-Principal	Principal	Non-Principal
Foreign Securities	Principal	Non-Principal	Principal	Non-Principal
Fund of Funds	Not Applicable	Not Applicable	Not Applicable	Principal
Hedging	Non-Principal	Not Applicable	Principal	Non-Principal
High Yield Securities	Principal	Not Applicable	Principal	Not Applicable
Industry Concentration	Not Applicable	Non-Principal(1)	Not Applicable	Not Applicable
Investment Company Securities	Non-Principal	Not Applicable	Not Applicable	Principal
Leverage	Non-Principal	Non-Principal	Principal	Non-Principal
Master Limited Partnerships ("MLPs")	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Municipal Obligations and AMT-Subject Bonds	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Portfolio Duration	Principal	Principal	Principal	Principal
Portfolio Turnover (Active Trading)	Principal	Principal	Principal	Non-Principal
Preferred Securities	Non-Principal	Not Applicable	Non-Principal	Not Applicable
Real Estate Investment Trusts ("REITS")	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Securities	Principal	Principal	Principal	Principal
Redemption Risk	Not Applicable	Principal	Principal	Principal
Royalty Trusts	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Securitized Products	Principal	Principal	Principal	Principal
Short Sales	Not Applicable	Not Applicable	Not Applicable	Not Applicable
U.S. Government and U.S. Government Sponsored Securities	Principal	Principal	Principal	Principal
Volatility Mitigation	Not Applicable	Not Applicable	Non-Principal	Not Applicable

(1)	An Index Account may concentrate its investments in a particular industry only to the extent that the relevant index is so concentrated.

INVESTMENT STRATEGIES AND RISKS	DIVERSIFIED BALANCED MANAGED VOLATILITY	DIVERSIFIED BALANCED VOLATILITY CONTROL	DIVERSIFIED GROWTH	DIVERSIFIED GROWTH MANAGED VOLATILITY
Bank Loans (also known as Senior Floating Rate Interests)	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Contingent Convertible Securities ("CoCos")	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Counterparty Risk	Principal	Not Applicable	Non-Principal	Principal
Derivatives	Principal	Principal	Principal	Principal
Emerging Markets	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Equity Securities	Principal	Principal	Principal	Principal
• Growth Stock	Principal	Not Applicable	Principal	Principal
• Small and Medium Market Capitalization Companies	Principal	Principal	Principal	Principal
• Value Stock	Principal	Not Applicable	Principal	Principal
Fixed-Income Securities	Principal	Principal	Principal	Principal
Foreign Currency	Non-Principal	Non-Principal	Principal	Principal
Foreign Securities	Non-Principal	Non-Principal	Principal	Principal
Fund of Funds	Principal	Principal	Principal	Principal
Hedging	Principal	Principal	Non-Principal	Principal
High Yield Securities	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Industry Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Investment Company Securities	Principal	Principal	Principal	Principal
Leverage	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships ("MLPs")	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Municipal Obligations and AMT-Subject Bonds	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Portfolio Duration	Principal	Principal	Principal	Principal
Portfolio Turnover (Active Trading)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Real Estate Investment Trusts ("REITS")	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Securities	Principal	Principal	Principal	Principal
Redemption Risk	Principal	Principal	Principal	Principal
Royalty Trusts	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Securitized Products	Principal	Principal	Principal	Principal
Short Sales	Not Applicable	Principal	Not Applicable	Not Applicable
U.S. Government and U.S. Government Sponsored Securities	Principal	Principal	Principal	Principal
Volatility Mitigation	Principal	Principal	Not Applicable	Principal

INVESTMENT STRATEGIES AND RISKS	DIVERSIFIED GROWTH VOLATILITY CONTROL	DIVERSIFIED INCOME	DIVERSIFIED INTERNATIONAL	EQUITY INCOME
Bank Loans (also known as Senior Floating Rate Interests)	Not Applicable	Not Applicable	Not Applicable	Non-Principal
Contingent Convertible Securities ("CoCos")	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Counterparty Risk	Not Applicable	Non-Principal	Non-Principal	Not Applicable
Derivatives	Principal	Principal	Non-Principal	Not Applicable
Emerging Markets	Non-Principal	Non-Principal	Principal	Non-Principal
Equity Securities	Principal	Principal	Principal	Principal
• Growth Stock	Not Applicable	Principal	Principal	Non-Principal
• Small and Medium Market Capitalization Companies	Principal	Principal	Principal	Principal
• Value Stock	Not Applicable	Principal	Principal	Principal
Fixed-Income Securities	Principal	Principal	Non-Principal	Non-Principal
Foreign Currency	Principal	Non-Principal	Principal	Principal
Foreign Securities	Principal	Non-Principal	Principal	Principal
Fund of Funds	Principal	Principal	Not Applicable	Not Applicable
Hedging	Principal	Non-Principal	Non-Principal	Not Applicable
High Yield Securities	Not Applicable	Not Applicable	Not Applicable	Non-Principal
Industry Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Investment Company Securities	Principal	Principal	Non-Principal	Non-Principal
Leverage	Non-Principal	Non-Principal	Non-Principal	Not Applicable
Master Limited Partnerships ("MLPs")	Not Applicable	Not Applicable	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Portfolio Duration	Principal	Principal	Not Applicable	Not Applicable
Portfolio Turnover (Active Trading)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Not Applicable	Not Applicable	Non-Principal	Non-Principal
Real Estate Investment Trusts ("REITs")	Non-Principal	Non-Principal	Non-Principal	Principal
Real Estate Securities	Principal	Principal	Non-Principal	Principal
Redemption Risk	Principal	Principal	Principal	Principal
Royalty Trusts	Not Applicable	Not Applicable	Non-Principal	Non-Principal
Securitized Products	Principal	Principal	Not Applicable	Not Applicable
Short Sales	Principal	Not Applicable	Not Applicable	Not Applicable
U.S. Government and U.S. Government Sponsored Securities	Principal	Principal	Non-Principal	Not Applicable
Volatility Mitigation	Principal	Not Applicable	Not Applicable	Not Applicable

INVESTMENT STRATEGIES AND RISKS	GOVERNMENT & HIGH QUALITY BOND	INCOME	INTERNATIONAL EMERGING MARKETS	LARGECAP GROWTH
Bank Loans (also known as Senior Floating Rate Interests)	Not Applicable	Non-Principal	Not Applicable	Not Applicable
Contingent Convertible Securities ("CoCos")	Not Applicable	Non-Principal	Not Applicable	Not Applicable
Convertible Securities	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Counterparty Risk	Non-Principal	Non-Principal	Non-Principal	Not Applicable
Derivatives	Non-Principal	Non-Principal	Non-Principal	Not Applicable
Emerging Markets	Not Applicable	Non-Principal	Principal	Not Applicable
Equity Securities	Not Applicable	Non-Principal	Principal	Principal
• Growth Stock	Not Applicable	Non-Principal	Principal	Principal
• Small and Medium Market Capitalization Companies	Not Applicable	Non-Principal	Principal	Non-Principal
• Value Stock	Not Applicable	Non-Principal	Principal	Non-Principal
Fixed-Income Securities	Principal	Principal	Non-Principal	Non-Principal
Foreign Currency	Not Applicable	Principal	Principal	Not Applicable
Foreign Securities	Not Applicable	Principal	Principal	Non-Principal
Fund of Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Hedging	Non-Principal	Non-Principal	Non-Principal	Not Applicable
High Yield Securities	Non-Principal	Principal	Not Applicable	Not Applicable
Industry Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Investment Company Securities	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Leverage	Non-Principal	Non-Principal	Non-Principal	Not Applicable
Master Limited Partnerships ("MLPs")	Not Applicable	Not Applicable	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Non-Principal	Non-Principal	Not Applicable	Not Applicable
Portfolio Duration	Principal	Principal	Not Applicable	Not Applicable
Portfolio Turnover (Active Trading)	Non-Principal	Non-Principal	Principal	Non-Principal
Preferred Securities	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Real Estate Investment Trusts (REITs)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Securities	Principal	Principal	Non-Principal	Non-Principal
Redemption Risk	Principal	Principal	Principal	Principal
Royalty Trusts	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Securitized Products	Principal	Principal	Not Applicable	Not Applicable
Short Sales	Not Applicable	Not Applicable	Not Applicable	Not Applicable
U.S. Government and U.S. Government Sponsored Securities	Principal	Principal	Non-Principal	Not Applicable
Volatility Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable

INVESTMENT STRATEGIES AND RISKS	LARGECAP GROWTH I	LARGECAP S&P 500 INDEX	LARGECAP S&P 500 MANAGED VOLATILITY INDEX	LARGECAP VALUE
Bank Loans (also known as Senior Floating Rate Interests)	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Contingent Convertible Securities ("CoCos")	Not Applicable	Not Applicable	Not Applicable	Non-Principal
Convertible Securities	Non-Principal	Not Applicable	Not Applicable	Non-Principal
Counterparty Risk	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Derivatives	Non-Principal	Principal	Principal	Non-Principal
Emerging Markets	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Equity Securities	Principal	Principal	Principal	Principal
• Growth Stock	Principal	Principal	Principal	Non-Principal
• Small and Medium Market Capitalization Companies	Non-Principal	Non-Principal	Not Applicable	Non-Principal
• Value Stock	Non-Principal	Principal	Principal	Principal
Fixed-Income Securities	Non-Principal	Not Applicable	Not Applicable	Non-Principal
Foreign Currency	Non-Principal	Not Applicable	Not Applicable	Non-Principal
Foreign Securities	Non-Principal	Not Applicable	Not Applicable	Non-Principal
Fund of Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Hedging	Non-Principal	Not Applicable	Principal	Non-Principal
High Yield Securities	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Industry Concentration	Not Applicable	Non-Principal(1)	Non-Principal(1)	Not Applicable
Investment Company Securities	Non-Principal	Principal	Principal	Non-Principal
Leverage	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships ("MLPs")	Non-Principal	Not Applicable	Not Applicable	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Portfolio Duration	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Portfolio Turnover (Active Trading)	Non-Principal	Non-Principal	Non-Principal	Principal
Preferred Securities	Non-Principal	Not Applicable	Not Applicable	Non-Principal
Real Estate Investment Trusts (REITs)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Redemption Risk	Principal	Principal	Principal	Principal
Royalty Trusts	Non-Principal	Not Applicable	Not Applicable	Non-Principal
Securitized Products	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Short Sales	Not Applicable	Not Applicable	Not Applicable	Not Applicable
U.S. Government and U.S. Government Sponsored Securities	Not Applicable	Not Applicable	Non-Principal	Non-Principal
Volatility Mitigation	Not Applicable	Not Applicable	Principal	Not Applicable

(1)	An Index Account may concentrate its investments in a particular industry only to the extent that the relevant index is so concentrated.

INVESTMENT STRATEGIES AND RISKS	MIDCAP	MULTI-ASSET INCOME	PRINCIPAL CAPITAL APPRECIATION	PRINCIPAL LIFETIME STRATEGIC INCOME
Bank Loans (also known as Senior Floating Rate Interests)	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Contingent Convertible Securities ("CoCos")	Not Applicable	Non-Principal	Not Applicable	Non-Principal
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Counterparty Risk	Not Applicable	Principal	Not Applicable	Principal
Derivatives	Non-Principal	Principal	Not Applicable	Principal
Emerging Markets	Not Applicable	Principal	Non-Principal	Non-Principal
Equity Securities	Principal	Principal	Principal	Principal
• Growth Stock	Principal	Principal	Principal	Principal
• Small and Medium Market Capitalization Companies	Principal	Principal	Principal	Non-Principal
• Value Stock	Principal	Principal	Principal	Principal
Fixed-Income Securities	Non-Principal	Principal	Non-Principal	Principal
Foreign Currency	Principal	Principal	Not Applicable	Principal
Foreign Securities	Principal	Principal	Non-Principal	Principal
Fund of Funds	Not Applicable	Principal	Not Applicable	Principal
Hedging	Non-Principal	Non-Principal	Not Applicable	Non-Principal
High Yield Securities	Not Applicable	Principal	Non-Principal	Non-Principal
Industry Concentration	Not Applicable	Principal	Not Applicable	Not Applicable
Investment Company Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Leverage	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Master Limited Partnerships ("MLPs")	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Not Applicable	Non-Principal	Not Applicable	Non-Principal
Portfolio Duration	Not Applicable	Principal	Not Applicable	Principal
Portfolio Turnover (Active Trading)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Principal	Non-Principal	Non-Principal
Real Estate Investment Trusts ("REITs"	Non-Principal	Principal	Non-Principal	Non-Principal
Real Estate Securities	Non-Principal	Principal	Non-Principal	Principal
Redemption Risk	Principal	Principal	Principal	Principal
Royalty Trusts	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Securitized Products	Not Applicable	Principal	Not Applicable	Principal
Short Sales	Not Applicable	Not Applicable	Not Applicable	Non-Principal
U.S. Government and U.S. Government Sponsored Securities	Not Applicable	Non-Principal	Not Applicable	Principal
Volatility Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable

INVESTMENT STRATEGIES AND RISKS	PRINCIPAL LIFETIME 2010	PRINCIPAL LIFETIME 2020	PRINCIPAL LIFETIME 2030	PRINCIPAL LIFETIME 2040
Bank Loans (also known as Senior Floating Rate Interests)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Contingent Convertible Securities ("CoCos")	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Counterparty Risk	Principal	Principal	Principal	Principal
Derivatives	Principal	Principal	Principal	Principal
Emerging Markets	Non-Principal	Non-Principal	Non-Principal	Principal
Equity Securities	Principal	Principal	Principal	Principal
• Growth Stock	Principal	Principal	Principal	Principal
• Small and Medium Market Capitalization Companies	Non-Principal	Principal	Principal	Principal
• Value Stock	Principal	Principal	Principal	Principal
Fixed-Income Securities	Principal	Principal	Principal	Principal
Foreign Currency	Principal	Principal	Principal	Principal
Foreign Securities	Principal	Principal	Principal	Principal
Fund of Funds	Principal	Principal	Principal	Principal
Hedging	Non-Principal	Non-Principal	Non-Principal	Non-Principal
High Yield Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Industry Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Investment Company Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Leverage	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships ("MLPs")	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Portfolio Duration	Principal	Principal	Principal	Principal
Portfolio Turnover (Active Trading)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Investment Trusts ("REITs")	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Securities	Principal	Non-Principal	Non-Principal	Non-Principal
Redemption Risk	Principal	Principal	Principal	Principal
Royalty Trusts	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Securitized Products	Principal	Non-Principal	Non-Principal	Non-Principal
Short Sales	Non-Principal	Non-Principal	Non-Principal	Non-Principal
U.S. Government and U.S. Government Sponsored Securities	Principal	Principal	Principal	Principal
Volatility Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable

INVESTMENT STRATEGIES AND RISKS	PRINCIPAL LIFETIME 2050	PRINCIPAL LIFETIME 2060	REAL ESTATE SECURITIES	SAM BALANCED
Bank Loans (also known as Senior Floating Rate Interests)	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Contingent Convertible Securities ("CoCos")	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Counterparty Risk	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Derivatives	Principal	Principal	Non-Principal	Non-Principal
Emerging Markets	Principal	Principal	Not Applicable	Non-Principal
Equity Securities	Principal	Principal	Principal	Principal
• Growth Stock	Principal	Principal	Non-Principal	Principal
• Small and Medium Market Capitalization Companies	Principal	Principal	Non-Principal	Principal
• Value Stock	Principal	Principal	Principal	Principal
Fixed-Income Securities	Principal	Principal	Non-Principal	Principal
Foreign Currency	Principal	Principal	Not Applicable	Principal
Foreign Securities	Principal	Principal	Non-Principal	Principal
Fund of Funds	Principal	Principal	Not Applicable	Principal
Hedging	Non-Principal	Non-Principal	Non-Principal	Non-Principal
High Yield Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Industry Concentration	Not Applicable	Not Applicable	Principal	Not Applicable
Investment Company Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Leverage	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships ("MLPs")	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Portfolio Duration	Principal	Principal	Not Applicable	Principal
Portfolio Turnover (Active Trading)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Investment Trusts ("REITs")	Non-Principal	Non-Principal	Principal	Non-Principal
Real Estate Securities	Non-Principal	Non-Principal	Principal	Principal
Redemption Risk	Principal	Principal	Principal	Principal
Royalty Trusts	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Securitized Products	Non-Principal	Non-Principal	Non-Principal	Principal
Short Sales	Non-Principal	Non-Principal	Not Applicable	Non-Principal
U.S. Government and U.S. Government Sponsored Securities	Non-Principal	Non-Principal	Not Applicable	Principal
Volatility Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable

INVESTMENT STRATEGIES AND RISKS	SAM CONSERVATIVE BALANCED	SAM CONSERVATIVE GROWTH	SAM FLEXIBLE INCOME	SAM STRATEGIC GROWTH
Bank Loans (also known as Senior Floating Rate Interests)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Contingent Convertible Securities ("CoCos")	Non-Principal	Non-Principal	Non-Principal	Not Applicable
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Counterparty Risk	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Derivatives	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Emerging Markets	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Equity Securities	Principal	Principal	Principal	Principal
• Growth Stock	Principal	Principal	Non-Principal	Principal
• Small and Medium Market Capitalization Companies	Principal	Principal	Non-Principal	Principal
• Value Stock	Principal	Principal	Principal	Principal
Fixed-Income Securities	Principal	Principal	Principal	Non-Principal
Foreign Currency	Principal	Principal	Principal	Principal
Foreign Securities	Principal	Principal	Principal	Principal
Fund of Funds	Principal	Principal	Principal	Principal
Hedging	Non-Principal	Non-Principal	Non-Principal	Non-Principal
High Yield Securities	Principal	Non-Principal	Principal	Non-Principal
Industry Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Investment Company Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Leverage	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships ("MLPs")	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Portfolio Duration	Principal	Principal	Principal	Non-Principal
Portfolio Turnover (Active Trading)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Investment Trusts ("REITs")	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Securities	Principal	Non-Principal	Principal	Non-Principal
Redemption Risk	Principal	Principal	Principal	Principal
Royalty Trusts	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Securitized Products	Principal	Non-Principal	Principal	Non-Principal
Short Sales	Non-Principal	Non-Principal	Non-Principal	Non-Principal
U.S. Government and U.S. Government Sponsored Securities	Principal	Principal	Principal	Non-Principal
Volatility Mitigation	Not Applicable	Not Applicable	Not Applicable	Not Applicable

INVESTMENT STRATEGIES AND RISKS	SHORT-TERM INCOME	SMALLCAP
Bank Loans (also known as Senior Floating Rate Interests)	Not Applicable	Not Applicable
Contingent Convertible Securities ("CoCos")	Non-Principal	Not Applicable
Convertible Securities	Non-Principal	Non-Principal
Counterparty Risk	Non-Principal	Not Applicable
Derivatives	Non-Principal	Non-Principal
Emerging Markets	Non-Principal	Not Applicable
Equity Securities	Not Applicable	Principal
• Growth Stock	Not Applicable	Principal
• Small and Medium Market Capitalization Companies	Not Applicable	Principal
• Value Stock	Not Applicable	Principal
Fixed-Income Securities	Principal	Non-Principal
Foreign Currency	Principal	Not Applicable
Foreign Securities	Principal	Non-Principal
Fund of Funds	Not Applicable	Not Applicable
Hedging	Non-Principal	Non-Principal
High Yield Securities	Non-Principal	Not Applicable
Industry Concentration	Not Applicable	Not Applicable
Investment Company Securities	Non-Principal	Non-Principal
Leverage	Non-Principal	Non-Principal
Master Limited Partnerships ("MLPs")	Not Applicable	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Non-Principal	Not Applicable
Portfolio Duration	Principal	Not Applicable
Portfolio Turnover (Active Trading)	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal
Real Estate Investment Trusts ("REITs")	Principal	Non-Principal
Real Estate Securities	Principal	Non-Principal
Redemption Risk	Principal	Not Applicable
Royalty Trusts	Non-Principal	Non-Principal
Securitized Products	Principal	Not Applicable
Short Sales	Not Applicable	Not Applicable
U.S. Government and U.S. Government Sponsored Securities	Principal	Non-Principal
Volatility Mitigation	Not Applicable	Not Applicable

Bank Loans (also known as Senior Floating Rate Interests)
Bank loans typically hold the most senior position in the capital structure of a business entity (the "Borrower"), are secured by specific collateral, and have a claim on the Borrower's assets and/or stock that is senior to that held by the Borrower's unsecured subordinated debtholders and stockholders. The proceeds of bank loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Most bank loans that will be purchased by a fund are rated below-investment-grade (sometimes called “junk”) or will be comparable if unrated, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Most bank loans are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them. Bank loan interests may not be considered “securities,” and purchasers therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
The primary and secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause a fund to be unable to realize full value and thus cause a material decline in a fund's net asset value. Because transactions in bank loans may be subject to extended settlement periods, a fund may not receive proceeds from the sale of a bank loan for a period of time after the sale.  As a result, sale proceeds may not be available to make additional investments or to meet a fund’s redemption obligations for a period of time after the sale of the bank loans, which could lead to a fund having to sell other investments, borrow to meet obligations, or borrow to remain fully invested while awaiting settlement.
Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major U.S. banks.
Bank loans generally are subject to mandatory and/or optional prepayment. Because of these prepayment conditions and because there may be significant economic incentives for the borrower to repay, prepayments may occur.
Contingent Convertible Securities ("CoCos")
Contingent convertible securities (“CoCos”) are hybrid debt securities that are a form of preferred securities. Cocos are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern if the conversion trigger were not exercised. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to, the following:

•
The occurrence of a conversion event is inherently unpredictable and depends on many factors, some of which will be outside the issuer’s control. Because of the uncertainty regarding whether a conversion event will occur, it may be difficult to predict when, if at all, a CoCo will be converted to equity, and a fund may suffer losses as a result.

•
CoCos may have no stated maturity and fully discretionary coupons. This means coupon (i.e., interest) payments can be canceled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses, without causing a default.

•
CoCos are usually issued in the form of subordinated debt instruments to provide the appropriate regulatory capital treatment. If an issuer liquidates, dissolves or winds-up before a conversion to equity has occurred, the rights and claims of the holders of the CoCos (such as a fund) against the issuer generally rank junior to the claims of holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities after a conversion event (i.e., a “trigger”), each holder will be further subordinated.

•
The value of CoCos is unpredictable and is influenced by many factors including, without limitation: the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; supply and demand for CoCos; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Due to these features, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer's decision to write down, write off or convert a CoCo may be outside an account's control, and an account may suffer a complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence.
Convertible Securities
Convertible securities are usually fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. Convertible securities could also include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers. Convertible securities allow a fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-income securities.
Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
Depending on the features of the convertible security, a fund will treat a convertible security as a fixed-income security, equity security, or preferred security for purposes of investment policies and limitations because of the unique characteristics of convertible securities. Funds that invest in convertible securities may invest in convertible securities that are below investment grade. Many convertible securities are relatively illiquid.
Counterparty Risk
Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, a fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the fund. In addition, a fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed to systemic risks.
Derivatives
Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. A fund may invest in certain derivative strategies to earn income, manage or adjust the risk profile of the fund, replace more direct investments, or obtain exposure to certain markets. A fund may enter into forward commitment agreements, which call for the fund to purchase or sell a security on a future date at a fixed price. A fund may also enter into contracts to sell its investments either on demand or at a specific interval.
The risks associated with derivative investments include:

•	increased volatility of a fund and/or the failure of the investment to mitigate volatility as intended;

•	the inability of those managing investments of the fund to predict correctly the direction of securities prices, interest rates, currency exchange rates, asset values, and other economic factors;

•	losses caused by unanticipated market movements, which may be substantially greater than a fund's initial investment and are potentially unlimited;

•	the possibility that there may be no liquid secondary market, which may make it difficult or impossible to close out a position when desired;

•	the possibility that the counterparty may fail to perform its obligations; and

•	the inability to close out certain hedged positions to avoid adverse tax consequences.

There are many different types of derivatives and many different ways to use them. The specific derivatives that are principal strategies of each Account are listed in its Account Summary.

•
Commodity Index-Linked Notes are derivative debt instruments issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations with principal and/or coupon payments linked to the performance of commodity indices. These notes expose a fund to movements in commodity prices. They are also subject to credit, counterparty, and interest rate risk. Commodity index-linked notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity index. At the maturity of the note, a fund may receive more or less principal than it originally invested. A fund may also receive interest payments on the note that are less than the stated coupon interest payments.

•
Credit Default Swap Agreements may be entered into by a fund as a "buyer" or "seller" of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps can increase credit risk because a fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

•
Foreign Currency Contracts (such as foreign currency options and foreign currency forward and swap agreements) may be used by funds to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of a fund to deliver or receive currency.

•
Forwards, futures contracts and options thereon (including commodities futures); options (including put or call options); and swap agreements and over-the-counter swap agreements (e.g., interest rate swaps, total return swaps and credit default swaps) may be used by funds for hedging purposes in order to try to mitigate or protect against potential losses due to changing interest rates, securities prices, asset values, currency exchange rates, and other market conditions; non-hedging purposes to seek to increase the fund’s income or otherwise enhance return; and as a low-cost method of gaining exposure to a particular market without investing directly in those securities or assets.

These derivative investments are subject to special risk considerations, particularly the imperfect correlation between the change in market value of the instruments held by a fund and the price of the derivative instrument. If a fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, even when it may be disadvantageous to do so. Options and Swap Agreements also involve counterparty risk. With respect to options, there may be difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets) and an insufficient liquid secondary market for particular options.

•
Index/structured securities. Certain derivative securities are described more accurately as index/structured securities, which are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Emerging Markets
The Fund considers a security to be tied economically to an emerging market country (an “emerging market security”) if the issuer of the security has its principal place of business or principal office in an emerging market country, has its principal securities trading market in an emerging market country, or derives a majority of its revenue from emerging market countries.
Usually, the term “emerging market country” (also called a "developing country") means any country that is considered to be an emerging country by the international financial community (including the MSCI Emerging Markets Index or Bloomberg Barclays Emerging Markets USD Aggregate Bond Index). These countries generally exclude the U.S., Canada, Japan, Hong Kong, Singapore, Australia, New Zealand, and most nations located in Western Europe.

Investments in companies of emerging market countries are subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;

•	a smaller market for these securities and low or nonexistent trading volume that results in a lack of liquidity and greater price volatility;

•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;

•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	relatively new capital market structure or market-oriented economy;

•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

•	restrictions that may make it difficult or impossible for a fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and

•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.
In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies, currencies, interest rates, and securities markets of those countries.
Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.
Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Equity Securities
Equity securities include common stocks, convertible securities, depositary receipts, rights (an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects.
Some funds focus their investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company's outstanding equity securities. The market capitalization of companies in a fund’s portfolios and their related indexes will change over time, and a fund will not automatically sell a security just because it falls outside of the market capitalization range of its index(es).
Growth Stock
The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, a fund that holds substantial investments in growth stocks may underperform other funds that invest more broadly or favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.

Small and Medium Market Capitalization Companies
Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. The net asset value of a fund that invests a substantial portion of its assets in small company stocks may therefore be more volatile than the shares of a fund that invests solely in larger company stocks. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.
Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.
Value Stock
Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize the stock's intrinsic worth. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, a fund that holds substantial investments in value stocks may underperform other funds that invest more broadly or favor different investment styles.
Fixed-Income Securities
Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (examples include corporate bonds, convertible securities, mortgage-backed securities, U.S. government securities and asset-backed securities). The issuer of a fixed-income security generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund's income. Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.
Fixed-income securities are also affected by the credit quality of the issuer. Investment-grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.
Funds may invest in fixed-income securities of companies with small- or medium-sized market capitalizations. Investments in companies with smaller market capitalizations may involve greater risks, price volatility (wide, rapid fluctuations), and less liquidity than investments in larger, more mature companies.
Foreign Currency
Certain of a fund’s investments will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to a fund in foreign currencies. In addition, funds may engage in foreign currency transactions for both hedging and investment purposes, as well as to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The value of foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. Transactions in non-U.S. currencies are also subject to many of the risks of investing in foreign (non-U.S.) securities; for example, changes in foreign economies and political climates are more likely to affect a fund that has foreign currency exposure than a fund that invests exclusively in U.S. companies and currency. There also may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
A fund may incur costs in connection with conversions between various currencies. In addition, a fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a fund declares and pays a dividend, or between the time when a fund accrues and pays an operating expense in U.S. dollars. To protect against a change in the foreign currency exchange rate between the date on which a fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, a fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate.
Currency hedging involves some of the same general risks and considerations as other transactions with similar instruments (i.e., derivative instruments) and hedging. Currency transactions are also subject to additional risks. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Settlement of a currency forward contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.
Foreign Securities
The Fund considers a security to be tied economically to countries outside the U.S. (a “foreign security”) if the issuer of the security has its principal place of business or principal office outside the U.S., has its principal securities trading market outside the U.S., or derives a majority of its revenue from outside the U.S.
Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.
Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If a fund is unable to make intended security purchases due to settlement problems, the fund may miss attractive investment opportunities. In addition, a fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund's investments in those countries. In addition, a fund may also suffer losses due to differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a fund.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may reduce the liquidity of a fund's portfolio. The fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.
A fund may invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities risks to which they relate.
If a fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the fund than a fund that is not over-weighted in that region.
Fund of Funds
The performance and risks of a fund of funds directly correspond to the performance and risks of the underlying funds in which the fund invests.
As of December 31, 2016, the Principal LifeTime Accounts, SAM Portfolios, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, and Multi-Asset Income Account assets were allocated among the underlying funds as identified in the following tables.

Underlying Fund	Diversified Balanced Account	Diversified Balanced Managed Volatility Account	Diversified Growth Account	Diversified Growth Managed Volatility Account	Diversified Income Account
Bond Market Index Account	50.4%	50.3%	35.3%	35.2%	65.3%
International Equity Index Fund	7.0%	7.0%	10.0%	10.0%	4.0%
LargeCap S&P 500 Index Account	34.6%	—	44.6%	—	24.7%
LargeCap S&P 500 Managed Volatility Index Account	—	34.7%	—	44.8%	—
MidCap S&P 400 Index Fund	4.0%	4.0%	5.1%	5.0%	3.0%
SmallCap S&P 600 Index Fund	4.0%	4.0%	5.0%	5.0%	3.0%
Total	100%	100%	100%	100%	100%

Underlying Fund	Principal LifeTime Strategic Income Account	Principal LifeTime 2010 Account	Principal LifeTime 2020 Account	Principal LifeTime 2030 Account	Principal LifeTime 2040 Account	Principal LifeTime 2050 Account	Principal LifeTime 2060 Account
Blue Chip Fund	3.6%	3.0%	4.2%	4.7%	2.2%	3.9%	3.2%
Bond Market Index Fund	10.9%	8.7%	7.0%	5.0%	4.4%	2.3%	1.5%
Core Plus Bond Account	23.6%	18.1%	17.6%	12.5%	8.2%	4.4%	2.8%
Diversified International Fund	2.7%	4.1%	5.9%	7.5%	9.1%	10.1%	10.5%
Diversified Real Asset Fund	—	2.6%	2.7%	2.6%	2.6%	2.6%	2.3%
Equity Income Fund	3.6%	2.9%	4.1%	3.6%	2.8%	3.0%	3.1%
Global Diversified Income Fund	10.1%	9.0%	6.8%	4.4%	—	—	—
Global Multi-Strategy Fund	6.5%	5.3%	4.7%	3.4%	—	—	—
Global Opportunities Fund	1.6%	3.2%	4.9%	6.4%	3.8%	4.1%	4.3%
Global Real Estate Securities Fund	—	—	0.9%	1.7%	1.1%	1.4%	1.5%
High Yield Fund I	—	—	—	—	3.0%	1.9%	2.0%
Inflation Protection Fund	7.5%	6.0%	3.5%	2.2%	—	—	—
International Emerging Markets Fund	—	0.6%	0.7%	1.0%	1.2%	1.2%	1.2%
International Small Company Fund	—	—	—	0.5%	1.6%	1.7%	1.8%
LargeCap Growth Fund I	—	2.7%	4.1%	6.2%	10.7%	10.7%	11.4%
LargeCap S&P 500 Index Fund	3.0%	4.5%	7.1%	9.4%	11.5%	12.4%	12.7%
LargeCap Value Fund	—	—	—	3.1%	3.8%	3.6%	4.2%
LargeCap Value Fund III	—	2.8%	4.1%	4.7%	7.0%	7.4%	7.8%
MidCap Fund	2.6%	2.3%	3.4%	5.3%	—	—	—
MidCap Growth Fund III	—	—	—	—	4.8%	5.3%	5.4%
MidCap Value Fund III	—	2.0%	3.0%	3.1%	5.2%	5.7%	5.8%
Origin Emerging Markets Fund	—	0.5%	0.7%	0.9%	1.1%	1.2%	1.1%
Overseas Fund	2.9%	4.3%	5.7%	7.1%	9.2%	9.9%	10.7%
Real Estate Securities Fund	—	—	0.6%	0.9%	1.6%	1.8%	1.8%
Short-Term Income Account	20.5%	15.7%	5.4%	—	—	—	—
SmallCap Growth Fund I	0.4%	0.8%	1.4%	1.8%	2.5%	2.5%	2.3%
SmallCap Value Fund II	0.5%	0.9%	1.5%	2.0%	2.6%	2.9%	2.6%
Total	100%	100%	100%	100%	100%	100%	100%

Underlying Fund	Balanced Portfolio	Conservative Balanced Portfolio	Conservative Growth Portfolio	Flexible Income Portfolio	Strategic Growth Portfolio	Multi-Asset Income Account
Blue Chip Fund	4.6%	2.0%	5.9%	—	—	—
Diversified International Fund	10.8%	7.6%	14.5%	2.9%	18.4%	—
Diversified Real Asset Fund	—	—	2.4%	—	—	—
EDGE MidCap Fund	2.1%	1.8%	2.7%	—	2.3%	—
Equity Income Account	11.3%	7.2%	11.7%	9.2%	11.7%	—
Equity Income Fund	—	—	—	—	—	6.5%
Global Diversified Income Fund	2.0%	3.3%	—	6.5%	—	44.2%
Global Multi-Strategy Fund	7.7%	5.1%	2.8%	—	2.0%	—
Global Real Estate Securities Fund	2.4%	1.9%	1.9%	2.3%	3.7%	6.3%
Government & High Quality Bond Account	5.1%	10.2%	2.3%	10.2%	—	—
High Yield Fund	2.1%	5.0%	1.5%	7.4%	—	15.3%
Income Account	12.6%	20.1%	5.2%	30.4%	—	—
Inflation Protection Fund	1.7%	2.4%	—	4.2%	—	—
International Emerging Markets Fund	2.3%	1.6%	—	0.9%	—	—
International Fund I	—	—	—	—	—	5.9%
International Small Company Fund	1.1%	0.7%	1.4%	—	1.9%	—
LargeCap Growth Fund	5.2%	4.3%	7.6%	3.0%	11.7%	—
LargeCap Value Fund	6.7%	5.8%	11.4%	3.2%	11.3	—
MidCap Account	4.8%	2.2%	6.6%	—	—	—
Multi-Manager Equity Long/Short Fund	—	—	2.8%	—	2.2%	—
Origin Emerging Markets Fund	—	—	3.3%	—	6.3%	—
Preferred Securities Fund	2.0%	1.4%	1.5%	1.5%	—	14.0%
Principal Capital Appreciation Fund	3.5%	2.7%	5.1%	—	15.5%	—
Principal EDGE Active Income ETF	1.1%	2.5%	—	2.8%	3.9%	—
Principal U.S. Small Cap Index ETF	1.4%	1.1%	2.2%	—	3.2%	—
Real Estate Debt Income Fund	1.0%	1.0%	—	1.9%	1.0%	7.8%
Short-Term Income Fund	3.9%	6.8%	1.5%	9.2%	—	—
Small-MidCap Dividend Income Fund	4.6%	3.3%	5.7%	4.4%	4.9%	—
Total	100%	100%	100%	100%	100%	100%
The Diversified Balanced Volatility Control and Diversified Growth Volatility Control Accounts are new since December 31, 2016.
A fund of funds indirectly bears its pro-rata share of the expenses of the underlying funds in which it invests, as well as directly incurring expenses. Therefore, investment in a fund of funds is more costly than investing directly in shares of the underlying funds. Generally, if an underlying fund offers multiple classes of shares for investment by funds of funds, the Funds will purchase shares of the class with the lowest expense ratio (expressed as a percent of average net assets on an annualized basis) at the time of purchase.
If you are considering investing in a Principal LifeTime Account, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Account is managed with the assumption that the investor will invest in a Principal LifeTime Account whose stated date is closest to the date the shareholder retires. Choosing a fund targeting an earlier date represents a more conservative choice; choosing a fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Accounts are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

There are five SAM (Strategic Asset Management) Portfolios: Flexible Income, Conservative Balanced, Balanced, Conservative Growth and Strategic Growth. The SAM Portfolios offer long-term investors different asset allocation strategies having different levels of potential investment risk and reward. The SAM Portfolios share the same risks but often with different levels of exposure. In general, relative to the other Portfolios:

•	the Balanced Portfolio should offer investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk,

•
the Conservative Balanced Portfolio should offer investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk,

•
the Conservative Growth Portfolio should offer investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk,

•	the Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk, and

•	the Strategic Growth Portfolio should offer investors the potential for a high level of capital growth, and a corresponding level of principal risk.
Funds of funds can be subject to payment in kind liquidity risk: If an underlying fund pays a redemption request by the fund wholly or partly by a distribution-in-kind of portfolio securities rather than in cash, the fund may hold such portfolio securities until those managing the investments of the fund determine that it is appropriate to dispose of them.
Management of funds of funds entails potential conflicts of interest: a fund of fund may invest in affiliated underlying funds; and those who manage the fund's investments and their affiliates may earn different fees from different underlying funds and may have an incentive to allocate more fund of fund assets to underlying funds from which they receive higher fees.
Hedging
Hedging is a strategy that can be used to limit or offset investment risk. The success of a fund’s hedging strategy will be subject to the ability of those managing the fund's investments to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a fund’s hedging strategy will also be subject to the ability of those managing the fund's investments to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, those managing the fund's investments may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a fund from achieving the intended hedge or expose a fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
High Yield Securities
Below investment grade bonds, which are rated at the time of purchase Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") and BB+ or lower by S&P Global Ratings ("S&P Global") (if the bond has been rated by only one of those agencies, that rating will determine if the bond is below investment grade; if the bond has not been rated by either of those agencies, those managing investments of the fund will determine whether the bond is of a quality comparable to those rated below investment grade), are sometimes referred to as high yield or "junk bonds" and are considered speculative. Such securities could be in default at time of purchase. Each fund of funds may invest in underlying funds that may invest in such securities.
Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, under certain circumstances, such securities may be less liquid than higher rated debt securities.
Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a fund may incur additional expenses to seek recovery. To the extent that such high yield issuers undergo a corporate restructuring, such high yield securities may become exchanged for or converted into reorganized equity of the underlying issuer. High yield bonds oftentimes include complex legal covenants that impose various degrees of restriction on the issuer’s ability to take certain actions, such as distribute cash to equity holders, incur additional indebtedness, and dispose of assets. To the extent that a bond indenture or loan agreement does not contain sufficiently protective covenants or otherwise permits the issuer to take certain actions to the detriment of the holder of the fixed-income security, the underlying value of such fixed-income security may decline.
The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.
The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a fund, the fund may retain the security if those managing the investments of the fund think it is in the best interest of shareholders.
Industry Concentration
A fund that concentrates its investments (invests more than 25% of its net assets) in a particular industry (or group of industries) is more exposed to the overall condition of the particular industry than a fund that invests in a wider variety of industries. A particular industry could be affected by economic, business, supply-and-demand, political, or regulatory factors. Companies within the same industry could react similarly to such factors. As a result, a fund’s concentration in a particular industry would increase the possibility that the fund’s performance will be affected by such factors.
Investment Company Securities
Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds ("ETFs"), and other open-end investment companies, represent interests in professionally managed portfolios that may invest in a variety of instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves generally the same risks as investing directly in the underlying instruments. Investing in ETFs involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Shares of ETFs may trade at prices other than NAV.
A fund that invests in another investment company is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Fund and its shareholders would, in effect, absorb two levels of fees with respect to investments in other investment companies.
A fund may invest in affiliated underlying funds, and those who manage such fund's investments and their affiliates may earn different fees from different underlying funds and may have an incentive to allocate more fund assets to underlying funds from which they receive higher fees.

Leverage
If a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, these instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The net asset value of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the fund to pay interest. Leveraging may cause a fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that a fund is not able to close out a leveraged position because of market illiquidity, a fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.
Master Limited Partnerships ("MLPs")
A master limited partnership ("MLP") that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. For example, the business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Many MLPs are also subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities.
MLPs tend to pay relatively higher distributions than other types of companies. The amount of cash that an MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLP's level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.
Certain benefits derived from investment in MLPs depend largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. MLPs taxed as partnerships file a partnership tax return for U.S. federal, state, and local income tax purposes and communicate the Fund's allocable share of the MLP's income, gains, losses, deductions, and expenses via a "Schedule K-1."
If, as a result of a change in current law or a change in an MLP's business, an MLP was treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced which may diminish the Fund’s return on investment.
Municipal Obligations and AMT-Subject Bonds
The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer's full taxing authority; generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.
AMT-subject bonds are municipal obligations issued to finance certain "private activities," such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax ("AMT") and will also give rise to corporate alternative minimum taxes. See "Tax Considerations" for a discussion of the tax consequences of investing in the fund.
Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the fund to purchase sufficient amounts of tax-exempt securities.

Portfolio Duration
Average duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Duration is an estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. For example, if a fund has an average duration of 4 years and interest rates rise by 1%, the value of the bonds held by the fund will decline by approximately 4%, and if the interest rates decline by 1%, the value of the bonds held by the fund will increase by approximately 4%. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.
Portfolio Turnover (Active Trading)
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds with high turnover rates (more than 100%) are considered actively-traded and often have higher transaction costs (which are paid by the fund), and may lower the fund's performance. High portfolio turnover can result in a lower capital gain distribution due to higher transaction costs added to the basis of the assets or can result in lower ordinary income distributions to shareholders when the transaction costs cannot be added to the basis of assets.  Both events reduce fund performance.
Please consider all the factors when you compare the turnover rates of different funds. You should also be aware that the "total return" line in the Financial Highlights section reflects portfolio turnover costs.
Preferred Securities
Preferred securities include preferred stock and various types of subordinated debt and convertible securities, including contingent convertible securities ("CoCos"). Preferred securities may pay fixed rate or adjustable rate dividends and generally have "preference" over common stock in the payment of dividends, but are junior to the issuer's senior debt in a liquidation of the issuer's assets. Preference would mean that a company must pay on its preferred securities before paying on its common stock, and that any claims of the preferred security holder would typically be ahead of common stockholders' claims on assets in a corporate liquidation.
Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed income securities; the fixed-income payments are expected to be the primary source of long-term investment return. While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. In addition, an issuer of preferred securities may have the right to redeem the securities before their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may reduce the return of the security held by the fund. Preferred securities may be subject to provisions that allow an issuer, under certain circumstances to skip (indefinitely) or defer (possibly up to 10 years) distributions. If a fund owns a preferred security that is deferring its distribution, the fund may be required to report income for tax purposes while it is not receiving any income.
Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment includes securities that are listed on the New York Stock Exchange (exchange traded), which trade and are quoted with accrued dividend or interest income, and which are often callable at par value five years after their original issuance date. The institutional segment includes $1,000 par value securities that are not exchange-listed (over the counter), which trade and are quoted on a “clean” price, i.e., without accrued dividend or interest income, and which often have a minimum of 10 years of call protection from the date of their original issuance. Preferred securities can also be issued by real estate investment trusts and involve risks similar to those associated with investing in real estate investment trust companies.

Real Estate Investment Trusts ("REITs")
Real estate investment trust securities ("REITs") involve certain unique risks in addition to the risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. A fund that invests in a REIT is subject to the REIT’s expenses, including management fees, and will remain subject to the fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.
Investment in REITs also involves risks similar to those associated with investing in small market capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.
Real Estate Securities
Investing in securities of companies in the real estate industry subjects a fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets, mining, lumber and/or paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.
Redemption Risk
An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund. Moreover, a fund of fund’s redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
PMC is the advisor to the Principal LifeTime Funds, Principal LifeTime Hybrid Funds, Real Estate Allocation Fund, SAM Portfolios, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Balanced Volatility Control Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Growth Volatility Control Account, PVC Diversified Income Account, PVC Multi-Asset Income Account and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Funds and the PVC Multi-Asset Income Account, Principal Real Estate Investors, LLC, ("Principal-REI") is sub-advisor to the Real Estate Allocation Fund, and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios. PGI, Principal-REI or Edge also serves as Sub-Advisor to some or all of the underlying funds. PMC, PGI, Principal-REI and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds that it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

As of December 31, 2016, Principal LifeTime Accounts, SAM Portfolios, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, and Diversified Income Account owned the following percentages, in the aggregate, of the outstanding shares of the underlying funds listed below:

Account	Total Percentage of Outstanding Shares Owned
Bond Market Index	99.81%
Core Plus Bond	22.99%
Equity Income	33.80%
Government & High Quality Bond	35.54%
Income	94.06%
LargeCap S&P 500 Index	90.38%
LargeCap S&P 500 Managed Volatility Index	100.00%
MidCap	10.42%
Short-Term Income	12.65%
The Diversified Balanced Volatility Control and Diversified Growth Volatility Control Accounts are new since December 31, 2016.
Royalty Trusts
A royalty trust generally acquires an interest in natural resource or chemical companies and distributes the income it receives to its investors. A sustained decline in demand for natural resource and related products could adversely affect royalty trust revenues and cash flows. Such a decline could result from a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand. Rising interest rates could harm the performance and limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Fund shareholders will indirectly bear their proportionate share of the royalty trusts' expenses.
Securitized Products
Securitized products are fixed income instruments that represent interests in underlying pools of collateral or assets. The value of the securitized product is derived from the performance, value, and cash flows of the underlying asset(s). The fund’s investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Prepayment risk may make it difficult to calculate the average life of a fund’s investment in securitized products. Securitized products are generally issued as pass-through certificates, which represent the right to receive principal and interest payments collected on the underlying pool of assets, which are passed through to the security holder. Therefore, repayment depends on the cash flows generated by the underlying pool of assets. The securities may be rated as investment-grade or below-investment-grade.

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Mortgage-backed securities (“MBS”) represent an interest in a pool of underlying mortgage loans secured by real property. MBS are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. If interest rates fall and the underlying loans are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, rising interest rates tend to discourage refinancings and the underlying loans may be prepaid more slowly than expected, reducing a fund’s potential to reinvest the principal in higher yielding securities and extending the duration of the underlying loans. In addition, when market conditions result in an increase in default rates on the underlying loans and the foreclosure values of the underlying real estate is less than the outstanding amount due on the underlying loan, collection of the full amount of accrued interest and principal on these investments may be doubtful. The risk of such defaults is generally higher in the case of underlying mortgage pools that include sub-prime mortgages (mortgages granted to borrowers whose credit histories would not support conventional mortgages).

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Commercial mortgage-backed securities (“CMBS”) represent an interest in a pool of underlying commercial mortgage loans secured by real property such as retail, office, hotel, multi-family, and industrial properties.

Certain CMBS are issued in several classes with different levels of yield and credit protection, and the CMBS class in which a fund invests usually influences the interest rate, credit, and prepayment risks.

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Asset-backed securities (“ABS”) are backed by non-mortgage assets such as company receivables, truck and auto loans, student loans, leases and credit card receivables. ABS entail credit risk. They also may present a risk that, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid interest or principal.

Short Sales
A fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution) with the hope of purchasing the same security at a later date at a lower price. A fund may also take a short position in a derivative instrument, such as a future, forward or swap. If the market price of the security or derivatives increases, the fund will suffer a (potentially unlimited) loss when it replaces the security or derivative at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, a fund may not always be able to borrow the security at a particular time or at an acceptable price. Before a fund replaces a borrowed security, it is required to designate on its books cash or liquid assets as collateral to cover the fund’s short position, marking the collateral to market daily. This obligation limits a fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential fund gains and increase potential fund losses.
Certain funds may also invest the proceeds received from short selling securities, which creates additional leverage. Using such leverage allows the fund to use the proceeds to purchase additional securities, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. Leverage also magnifies the volatility of changes in the value of the fund’s portfolio. The effect of the use of leverage by the fund in a market that moves adversely to its investments could result in substantial losses to the fund, which would be greater than if the fund were not leveraged. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited.
The short sale proceeds utilized by a fund to leverage investments are collateralized by all or a portion of such fund’s portfolio. Accordingly, a fund may pledge securities in order to effect short sales, utilize short sale proceeds or otherwise obtain leverage for investment or other purposes. Should the securities pledged to brokers to secure the fund’s margin accounts decline in value, the fund could be subject to a “margin call”, pursuant to which the fund must either deposit additional funds or securities with the broker or suffer mandatory liquidation of all or a portion of the pledged securities to compensate for the decline in value. The banks and dealers that provide leverage to the fund have discretion to change the fund’s margin requirements at any time. Changes by counterparties in the foregoing may result in large margin calls, loss of leverage and forced liquidations of positions at disadvantageous prices. The utilization of short sale proceeds for leverage will cause the fund to be subject to higher transaction fees and other costs.
U.S. Government and U.S. Government-Sponsored Securities
U.S. Government securities, such as Treasury bills, notes and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise.
Although U.S. Government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. Government.
There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. The value and liquidity of U.S. Government securities may be affected adversely by changes in the ratings of those securities.

Volatility Mitigation
Volatility mitigation strategies may increase fund transaction costs, which could increase losses or reduce gains.  These strategies may not protect the fund from market declines and may reduce the fund’s participation in market gains.
PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

MANAGEMENT OF THE FUND
The Manager
Principal Management Corporation (“PMC”) serves as the manager for the Fund. Through the Management Agreement with the Fund, PMC provides investment advisory services and certain corporate administrative services to the Fund. For some of the Accounts, some of these services are provided by PMC doing business as "Principal Portfolio Strategies".
PMC is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. PMC’s address is 711 High Street, Des Moines, IA 50392.
PMC provides investment advisory services with respect to 10-30% of the assets of the LargeCap Growth Account I. The remaining assets in this Account will be managed by the sub-advisor(s) named in the prospectus.
PMC provides these investment advisory services through a portfolio manager who functions as a co-employee of PMC and Principal Global Investors, LLC ("PGI") under an investment service agreement. Through the agreement, the portfolio manager has access to PGI's equity management processes, systems, staff, proprietary quantitative model, portfolio construction disciplines, experienced portfolio management, and quantitative research staff. This portfolio manager also has access to PGI's trading staff and trade execution capabilities along with PGI's order management system, pre- and post-trade compliance system, portfolio accounting system and performance attribution and risk management system. Thomas L. Kruchten is the lead portfolio manager for the 10-30% of the assets to which PMC provides investment advisory services. Please see the section about Principal Global Investors, LLC for more information about Mr. Kruchten.
PMC provides investment advisory services to the Diversified Balanced, Diversified Balanced Managed Volatility, Diversified Growth, Diversified Growth Managed Volatility, and Diversified Income Accounts. The portfolio managers are James W. Fennessey and Randy L. Welch. They operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.
PMC provides investment advisory services to the Diversified Balanced Volatility Control and Diversified Growth Volatility Control Accounts. The portfolio managers are James W. Fennessey, Jeffrey A. Schwarte (who functions as a co-employee of Principal and Principal Global Investors, LLC ("PGI") under an investment service agreement) and Randy L. Welch. They operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.
PMC provides a substantial part of the investment advisory services to each of the Principal LifeTime Accounts directly, while engaging PGI as a sub-advisor to assist in providing those investment advisory services. The portfolio managers PMC has appointed for each Principal LifeTime Account are James W. Fennessey, Jeffrey R. Tyler, and Randy L. Welch. The portfolio manager PGI has appointed for each Principal LifeTime Account is Matthew D. Annenberg. Messrs. Fennessey, Tyler, Welch, and Annenberg work as a team, sharing day-to-day management of the Principal LifeTime Accounts; however, Mr. Tyler has ultimate decision making authority.
James W. Fennessey joined Principal® in 2000. He is the Head of the Manager Research Team that is responsible for analyzing, interpreting, and coordinating investment performance data and evaluation of the investment managers under the due diligence process that monitors investment managers used by the Principal Funds. Mr. Fennessey earned a B.S. in Business Administration, with an emphasis in Finance, and a minor in Economics from Truman State University. He has earned the right to use the Chartered Financial Analyst designation.
Jeffrey A. Schwarte joined Principal® in 1993. He earned a bachelor’s degree in Accounting from the University of Northern Iowa. Mr. Schwarte is a CPA and has earned the right to use the Chartered Financial Analyst designation.
Jeffrey R. Tyler joined Principal® in 2011. Prior to that, Mr. Tyler was the Chief Investment Officer at EXOS Partners. He earned a B.A. in Business Economics and Accounting from the University of California, Santa Barbara and a Master of Management in Finance and Economics from the J.L. Kellogg Graduate School of Management, Northwestern University. Mr. Tyler has earned the right to use the Chartered Financial Analyst designation.
Randy L. Welch joined Principal® in 1989 and oversees the functions of the Manager Selection & Investment Support Team, which includes investment manager research, investment consulting, performance analysis, and attribution. He is also responsible for the due diligence process that monitors investment managers on Principal's platform. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. Mr. Welch earned a B.A. in Business/Finance from Grand View College and an M.B.A. from Drake University.

Cash Management Program
The LargeCap Growth Account I participates in a cash management program, which is executed by PMC. Any Account in the cash management program has cash available in its portfolio to meet redemption requests and to pay expenses. Additionally, such an Account receives cash when shareholders purchase shares. Pursuant to this program, an Account invests its cash in money market investments and in stock index futures contracts reflecting the Account's market capitalization to gain exposure to the market. Stock index futures provide returns similar to those of common stocks. PMC believes that, over the long term, this strategy will enhance the investment performance of any participating Account.

The Sub-Advisors
PMC has signed contracts with various Sub-Advisors. Under the sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of PMC to provide investment advisory services to the portion of the assets of a specific Account allocated to it by PMC. For these services, PMC pays the Sub-Advisor a fee.
PMC or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.
Some of the Sub-Advisors may enter into co-employee agreements, investment service agreements, dual employee agreements, or other similar agreements with advisers with which they are affiliated. Through the agreements, the Sub-Advisor’s portfolio manager usually is accorded access to the portfolio management processes, systems, staff, proprietary quantitative model, portfolio construction disciplines, experienced portfolio management, and quantitative research staff of the affiliated investment advisory firm. Likewise, through the agreements, the portfolio manager usually has access to the trading staff and trade execution capabilities along with the order management system, pre- and post-trade compliance system, portfolio accounting system and performance attribution and risk management system of the affiliated investment advisory firm.
Several of the Accounts have multiple Sub-Advisors. For those Accounts, a team at PMC, consisting of James Fennessey and Randy Welch, determines the portion of the Account’s assets each Sub-Advisor will manage and may, from time-to-time, reallocate Account assets between the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors occur as a Sub-Advisor liquidates assets in the normal course of portfolio management or with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors. This team shares equally in the day-to-day portfolio management responsibility and agrees on allocation decisions.
The Account summaries identified the portfolio managers and the Accounts they manage. Additional information about the portfolio managers follows. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Account.

Sub-Advisor:
Brown Advisory, LLC (“Brown”), 901 South Bond Street, Suite 400, Baltimore, Maryland 21231, is a registered investment adviser that works with institutions, corporations, nonprofits, families and individuals.

Brown is the sub-advisor for a portion of the assets of the LargeCap Growth Account I.

Sub-Advisor:
Columbus Circle Investors (“CCI”), Metro Center, One Station Place, Stamford, CT 06902, founded in 1975, manages growth-oriented portfolios in Large Cap, Mid Cap, SMID, and Small Cap categories for domestic equities. CCI specializes in the management of discretionary accounts for a variety of organizations. CCI also offers advisory services for mutual funds and high net worth individuals.

CCI is the sub-advisor for the LargeCap Growth Account.
Anthony Rizza is the lead Portfolio Manager, and Thomas J. Bisighini, as Co-Portfolio Manager, has responsibility for research and supports Mr. Rizza on the day-to-day management of the Account.
Thomas J. Bisighini has been with CCI since 2004. He earned a B.S. from Bentley College and an M.B.A. in Finance from Fordham University. Mr. Bisighini has earned the right to use the Chartered Financial Analyst designation.
Anthony Rizza has been with CCI since 1991. He earned a B.S. in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Edge Asset Management, Inc. (“Edge”), 601 Union Street, Suite 2200, Seattle, WA 98101-1377, has been in the business of investment management since 1944.
Edge is the sub-advisor for the Equity Income, Government & High Quality Bond, Income, Principal Capital Appreciation, and Short-Term Income Accounts and the SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income, and SAM Strategic Growth Portfolios.
The portfolio managers operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.
Charles D. Averill has been with Edge since 1990 and has worked at Edge since 1990. He earned a bachelor’s degree in Economics from Reed College and an M.A. in Economics from Princeton University. Mr. Averill has earned the right to use the Chartered Financial Analyst designation.
Daniel R. Coleman has been with Edge since 2001 and has held various investment management roles on the equity team, including Portfolio Manager and some senior management roles. He earned a bachelor's degree in Finance from the University of Washington and an M.B.A. from New York University.
John R. Friedl has been with Edge since 1998. He earned a B.A. in Communications and History from the University of Washington and a master's degree in Finance from Seattle University. Mr. Friedl has earned the right to use the Chartered Financial Analyst designation.
Todd A. Jablonski has been with Edge since 2010. He earned a bachelor’s degree in Economics from the University of Virginia and an M.B.A. with an emphasis in Quantitative Finance from New York University's Stern School of Business. Mr. Jablonski has earned the right to use the Chartered Financial Analyst designation.
Theodore Jayne has been a Portfolio Manager with Edge since 2015. Prior to joining Edge, he was a Managing Director and Portfolio Manager at Wellington Management Company LLP from 1998 to 2014. He earned a bachelor’s degree in Anthropology from Harvard University. Mr. Jayne has earned the right to use the Chartered Financial Analyst designation.
Ryan P. McCann has been a Portfolio Manager for Edge since 2010. He earned a B.A. in Business Administration from Washington State University. Mr. McCann has earned the right to use the Chartered Financial Analyst designation.
Scott J. Peterson has been with Edge since 2002. He earned a bachelor’s degree in Mathematics from Brigham Young University and an M.B.A. from New York University’s Stern School of Business. Mr. Peterson has earned the right to use the Chartered Financial Analyst designation.

David W. Simpson has been with Edge since 2003. He earned a bachelor's degree from the University of Illinois and an M.B.A. in Finance from the University of Wisconsin. Mr. Simpson has earned the right to use the Chartered Financial Analyst designation.
Gregory L. Tornga has been with Edge since 2011. He earned a bachelor’s degree from the University of Michigan and an M.B.A. from the Argyros School of Business at Chapman University. Mr. Tornga has earned the right to use the Chartered Financial Analyst designation.
Nedret Vidinli has been with Edge since 2010. He earned his bachelor’s degree in Business Administration at Drake University and an M.B.A. at Benedictine University. Mr. Vidinli has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:
Mellon Capital Management Corporation (“Mellon Capital”), 50 Fremont Street, Suite 3900, San Francisco, CA 94105, specializes in providing domestic and global asset allocation strategies, traditional and enhanced indexing, active equity and fixed income strategies, alternative investments, currency strategies, active commodities, and overlay strategies.

Mellon Capital is the sub-advisor for the Bond Market Index Account.
The day-to-day portfolio management is shared by multiple portfolio managers who work as a team. Gregg Lee is the lead portfolio manager.
Paul Benson joined Mellon Capital in 2005. He earned a B.A. from the University of Michigan, Ann Arbor. He has earned the right to use the Chartered Financial Analyst designation.
Gregg Lee joined Mellon Capital in 1989. He earned a B.S. from the University of California at Davis in Managerial Economics. He has earned the right to use the Chartered Financial Analyst designation.
Nancy G. Rogers joined Mellon Capital in 1987. She earned a B.S. in Marketing and Finance and an M.B.A. from Drexel University. She has earned the right to use the Chartered Financial Analyst designation.
Stephanie Shu joined Mellon Capital in 2001. She earned a B.S. in Operations Research and Statistics from Fudan University, Shanghai, China and an M.S. from Texas A&M  University. She has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:
Principal Global Investors, LLC (“PGI”), 711 High Street, Des Moines, IA 50392, manages equity and fixed-income investments, primarily for institutional investors. PGI's other primary asset management office is in New York, with asset management offices of affiliate advisors in several non-U.S. locations including London, Sydney and Singapore.

PGI is the sub-advisor for the Balanced, Core Plus Bond, Diversified International, International Emerging Markets, LargeCap S&P 500 Index, LargeCap Value, MidCap, Multi-Asset Income, Principal LifeTime Strategic Income, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime 2060, and SmallCap Accounts, a portion of the assets of Diversified Balanced Volatility Control and Diversified Growth Volatility Control Accounts, and the passive index strategy portion of the LargeCap S&P 500 Managed Volatility Index Account.
As reflected in the Account summaries, the day-to-day portfolio management, for some Accounts, is shared by multiple portfolio managers. In each such case, except the MidCap Account and where noted in the Management of the Funds section describing the management of the Principal LifeTime Accounts, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. For the MidCap Account, Mr. Nolin and Mr. Rozycki work as a team, sharing day-to-day management of the Account; however, Mr. Nolin has ultimate decision making authority. Mr. Rozycki may execute trades in Mr. Nolin’s absence.
Matthew D. Annenberg has been with PGI since 2012. Prior to PGI, he was Managing Director at K2 Advisors from 2009 to 2012. He earned a bachelor's degree in Finance from Harvard College. Mr. Annenberg has earned the right to use the Chartered Financial Analyst designation.

William C. Armstrong has been with PGI since 1992. He earned a bachelor’s degree from Kearney State College and an M.B.A. from the University of Iowa. Mr. Armstrong has earned the right to use the Chartered Financial Analyst designation.
Paul H. Blankenhagen has been with PGI since 1992. He earned a bachelor’s degree in Finance from Iowa State University and a master’s degree from Drake University. Mr. Blankenhagen has earned the right to use the Chartered Financial Analyst designation.
Juliet Cohn has been with PGI since 2003. As a co-employee of PGI and Principal Global Investors (Europe) Limited (“PGI Europe”), Ms. Cohn manages Principal Fund assets as an employee of PGI. She earned a bachelor's degree in Mathematics from Trinity College, Cambridge, England.
Mihail Dobrinov has been with PGI since 1995. He earned an M.B.A. in Finance from the University of Iowa and a law degree from Sofia University, Bulgaria. Mr. Dobrinov has earned the right to use the Chartered Financial Analyst designation.
Joel Fortney has been with PGI since 2001. He earned a bachelor's degree in Finance from the University of Iowa and an M.B.A. from University of Chicago Booth School of Business. Mr. Fortney has earned the right to use the Chartered Financial Analyst designation.
Christopher Ibach has been with PGI since 2000. He earned an M.B.A. in Finance and a bachelor's degree in Electrical Engineering from the University of Iowa. Mr. Ibach has earned the right to use the Chartered Financial Analyst designation.
Thomas L. Kruchten has been with PGI since 2005. He earned a B.A. in Finance from the University of Northern Iowa. Mr. Kruchten has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Society of Iowa.
Mark R. Nebelung has been with PGI since 1997. As a co-employee of PGI and Principal Global Investors (Europe) Limited (“PGI Europe”), Mr. Nebelung manages Principal Fund assets as an employee of PGI. He earned his bachelor's degree in Actuarial Science and Statistics from the University of Waterloo, Canada. He has earned the right to use the Chartered Financial Analyst designation.
K. William Nolin has been with PGI since 1993. He earned a bachelor’s degree in Finance from the University of Iowa and an M.B.A. from the Yale School of Management. Mr. Nolin has earned the right to use the Chartered Financial Analyst designation.
Phil Nordhus has been with PGI since 1990. He earned a bachelor’s degree in Economics from Kansas State University and an M.B.A. from Drake University. Mr. Nordhus has earned the right to use the Chartered Financial Analyst designation.
Tina Paris has been with PGI since 2001. She earned a bachelor's degree in Finance and Economics from the University of Northern Iowa and an M.B.A with an emphasis in Finance from the University of Iowa. Ms. Paris has earned the right to use the Chartered Financial Analyst designation.
Brian W. Pattinson has been with PGI since 1994. He earned a bachelor's degree and an M.B.A. in Finance from the University of Iowa. Mr. Pattinson has earned the right to use the Chartered Financial Analyst designation.
Tom Rozycki has been with PGI since 2001. He earned a bachelor’s degree in Finance from Drake University. Mr. Rozycki has earned the right to use the Chartered Financial Analyst designation.
Jeffrey A. Schwarte has been with PGI since 1993. He earned a bachelor’s degree in Accounting from the University of Northern Iowa. Mr. Schwarte is a CPA and has earned the right to use the Chartered Financial Analyst designation.
Scott Smith has been with PGI since 1999. He earned a bachelor’s degree in Finance from Iowa State University.
Alan Wang has been with PGI since 2012. As a co-employee of PGI and Principal Global Investors (Hong Kong) Limited, Mr. Wang manages Principal Fund assets as an employee of PGI. From 2008 to 2012, he was with Ping An of China Asset Management (Hong Kong). He earned a bachelor’s degree in Economics and International Finance from Renmin University of China and an M.B.A. from the University of Iowa. Mr. Wang has earned the right to use the Chartered Financial Analyst designation.

Timothy R. Warrick has been with PGI since 1990. He earned a bachelor’s degree in Accounting and Economics from Simpson College and an M.B.A. in Finance from Drake University. Mr. Warrick has earned the right to use the Chartered Financial Analyst designation.
Mohammed Zaidi has been with PGI since 2012. As a co-employee of PGI and PGI Europe, Mr. Zaidi manages Principal Fund assets as an employee of PGI.  From 2006 to 2012, he was with Martin Currie Investment Management. He earned a bachelor’s degree in Economics from the Wharton School of the University of Pennsylvania and an M.B.A. from Massachusetts Institute of Technology, Sloan School of Management.

Sub-Advisor:
Principal Real Estate Investors, LLC (“Principal - REI”), 711 High Street, Des Moines, IA 50392, was founded in 2000 and manages commercial real estate across the spectrum of public and private equity and debt investments, primarily for institutional investors.

Principal - REI is the sub-advisor for the Real Estate Securities Account.
The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.
Keith Bokota has been with Principal - REI since 2007. He earned a bachelor’s degree in Finance and International Business from Georgetown University. Mr. Bokota has earned the right to use the Chartered Financial Analyst designation.
Anthony Kenkel has been with Principal - REI since 2005. He earned a bachelor’s degree in Finance from Drake University and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Kenkel has earned the right to use the Chartered Financial Analyst and Financial Risk Manager designations.
Kelly D. Rush has been with Principal - REI since 2000 and the predecessor firms since 1987. He earned a B.A. in Finance and an M.B.A. in Business Administration from the University of Iowa. Mr. Rush has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:
Spectrum Asset Management, Inc. (“Spectrum”), 2 High Ridge Park, Stamford, CT 06905, founded in 1987, manages portfolios of preferred securities for corporate, pension fund, insurance and endowment clients, open-end and closed-end mutual funds, and separately managed account programs for high net worth individual investors as well as providing volatility mitigation solutions for some client portfolios.

Spectrum is the sub-advisor for the active volatility mitigation strategy portion of the LargeCap S&P 500 Managed Volatility Index Account.
Mr. Nugent is the primary portfolio manager and is responsible for the overall volatility mitigation strategy and day-to-day portfolio management of this strategy.
L. Phillip Jacoby, IV joined Spectrum in 1995 and is Chief Investment Officer of Spectrum and Chairman of the Investment Committee. Mr. Jacoby earned a B.S. in Finance from the Boston University School of Management.
Manu Krishnan joined Spectrum in 2004. Mr. Krishnan earned a B.S. in Mechanical Engineering from the College of Engineering, Osmania University, India, an M.S. in Mechanical Engineering from the University of Delaware, and an M.B.A. in Finance from Cornell University. Mr. Krishnan has earned the right to use the Chartered Financial Analyst designation.
Kevin Nugent joined Spectrum in 2012. Prior to that, Mr. Nugent was with Bishop Asset Management, LLC. He earned a B.A. from Ohio Wesleyan University.

Sub-Advisor:	T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, MD 21202, has over 75 years of investment management experience.
T. Rowe Price is the sub-advisor for a portion of the assets of the LargeCap Growth Account I.

Fees Paid to PMC
Each Account pays PMC a fee for its services, which includes the fee PMC pays to the Sub-Advisor.
The fee the Accounts paid (as a percentage of the Account’s average daily net assets) for the fiscal year ended December 31, 2016 was:

Balanced	0.60%	LargeCap Value	0.60%
Bond Market Index	0.25%	MidCap	0.53%
Core Plus Bond	0.45%	Multi-Asset Income	0.03%
Diversified Balanced	0.05%	Principal Capital Appreciation	0.62%
Diversified Balanced Managed Volatility	0.05%	Principal LifeTime 2010 (1)	0.00%
Diversified Balanced Volatility Control	0.12%	Principal LifeTime 2020 (1)	0.00%
Diversified Growth	0.05%	Principal LifeTime 2030 (1)	0.00%
Diversified Growth Managed Volatility	0.05%	Principal LifeTime 2040 (1)	0.00%
Diversified Growth Volatility Control	0.12%	Principal LifeTime 2050 (1)	0.00%
Diversified Income	0.05%	Principal LifeTime 2060 (1)	0.00%
Diversified International	0.85%	Principal LifeTime Strategic Income (1)	0.00%
Equity Income	0.49%	Real Estate Securities	0.88%
Government & High Quality Bond	0.50%	SAM Balanced	0.23%
Income	0.50%	SAM Conservative Balanced	0.23%
International Emerging Markets	1.25%	SAM Conservative Growth	0.23%
LargeCap Growth	0.68%	SAM Flexible Income	0.23%
LargeCap Growth I	0.76%	SAM Strategic Growth	0.23%
LargeCap S&P 500 Index	0.25%	Short-Term Income	0.50%
LargeCap S&P 500 Index Managed Volatility	0.45%	SmallCap	0.82%
(1) Management fees have been restated to reflect current fees. Effective March 1, 2016, the Management Fees were reduced.
Availability of the discussions regarding the basis for the Board of Directors approval of various management and sub-advisory agreements is as follows:

Annual Report to Shareholders for the period ending December 31, 2016
Fund	Management Agreement	Sub-Advisory Agreement
All Accounts	X	X
Voluntary Waivers
PMC has voluntarily agreed to limit the expenses of Diversified Balanced Account, Diversified Growth Account, and Diversified Income Account by paying, if necessary, expenses normally payable by the Account, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.31% for all Accounts. The expense limits may be terminated at any time.
Manager of Managers
The Fund operates as a Manager of Managers. Under the conditions of an order previously received from the SEC (the "unaffiliated order"), the Fund and PMC may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with PMC, without obtaining shareholder approval. PMC may, without obtaining shareholder approval:

•	hire one or more Sub-Advisors;

•	change Sub-Advisors; and

•	reallocate management fees between itself and Sub-Advisors.

The SEC has granted an amended exemptive order that expands the relief of the unaffiliated order to allow PMC to enter into and materially amend agreements with wholly-owned affiliated sub-advisors (affiliated sub-advisors which are at least 95% owned, directly or indirectly, by PMC or an affiliated person of PMC) (the "wholly-owned order").
Further, the Fund has applied to the SEC for another amended exemptive order, which if granted would allow PMC to also enter into and materially amend agreements with majority-owned affiliated sub-advisors (affiliated sub-advisors which are at least 50% owned, directly or indirectly, by PMC or an affiliated person of PMC) (the "majority-owned order"). There is no assurance, however, that the SEC will grant the majority-owned order.
PMC has ultimate responsibility for the investment performance of each Account that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Account will rely on the unaffiliated order, the wholly-owned order, the majority-owned order, or any future order until it receives approval from its shareholders (or, in the case of a new Account, the Account’s sole initial shareholder before the Account is available to the other purchasers). The shareholders of the Diversified Balanced Volatility Control, Diversified Growth Volatility Control, and Multi-Asset Income Accounts have approved reliance, and the Accounts intend to rely, on the majority-owned order, should the SEC grant that relief in the future, and the wholly-owned order. The shareholders of all other Accounts have approved the Accounts' reliance on the unaffiliated order and intend to rely on it.
PRICING OF ACCOUNT SHARES
Each Account’s shares are bought and sold at the current net asset value (“NAV”) per share. Each Account’s NAV is calculated each day the New York Stock Exchange (“NYSE”) is open (shares are not priced on the days on which the NYSE is closed for trading). The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The NAV is determined at the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after we receive the order in proper form.
The Accounts will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 3:00 p.m. Central Time, if the particular disruption directly affects only the NYSE.
For all Accounts the NAV is calculated by:

•	taking the current market value of the total assets of the Account

•	subtracting liabilities of the Account

•	dividing the remainder proportionately into the classes of the Account

•	subtracting the liability of each class

•	dividing the remainder by the total number of shares outstanding for that class.
With respect to the Accounts that operate as funds of funds, which invest in other registered investment company Accounts and Funds, each Account’s or Portfolio’s NAV is calculated based on the NAV of such other registered investment company Accounts and Funds in which the Account or Portfolio invests.
Notes:

•
If market quotations are not readily available for a security owned by an Account, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

•
An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day before the close of the NYSE. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Securities traded outside of the Western Hemisphere are valued using a fair value policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Account for the purpose of engaging in market timing or arbitrage transactions.

•
The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Account or by an underlying Account or Fund may change on days when shareholders are unable to purchase or redeem shares.

•
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS
The Accounts earn dividends, interest, and other income from investments and distribute this income (less expenses) as dividends. The Accounts also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Diversified Balanced Volatility Control and Diversified Growth Volatility Control Accounts normally make dividends and capital gain distributions at least biannually, in August and December. The other Accounts normally make dividends and capital gain distributions at least annually, in August. Dividends and capital gain distributions are automatically reinvested in additional shares of the Account making the distribution.
TAX CONSIDERATIONS
The Fund intends to comply with applicable variable asset diversification regulations. If the Fund fails to comply with such regulations, contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.
Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.
Contract owners are urged to consult their tax advisors regarding the status of their contracts under state and local tax laws.
DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION
Distribution and/or Service (12b-1) Fees. Principal Funds Distributor, Inc. ("PFD" or the "Distributor") is the distributor for the shares of the Fund. The Distributor is an affiliate of Principal Life Insurance Company, a subsidiary of Principal Financial Group, Inc. and a member of Principal®.
The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act for the Class 2 shares of the Accounts. Under the 12b-1 Plan, each Account makes payments from its assets attributable to the Class 2 shares to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plan are made by the Fund to the Distributor pursuant to the 12b-1 Plan regardless of the expenses incurred by the Distributor.
When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers are Class 2 shareholders for sales support services and for providing services to shareholders of that share class. Financial intermediaries may include, among others, broker-dealers, registered investment advisers, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies.
Because Rule 12b-1 fees are paid out of Account assets and are ongoing fees, over time they will increase the cost of your investment in the Accounts and may cost you more than other types of sales charges.
The maximum annualized Rule 12b-1 fee for distribution related expenses and/or for providing services to shareholders (as a percentage of average daily net assets) for the Class 2 shares of each of the Accounts is 0.25%.
Payments under the 12b-1 Plan will not automatically terminate for Accounts that are closed to new investors or to additional purchases by existing shareholders. The Fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 Plan if the Board directs the closure of an Account.

Payments to Financial Professionals and Their Firms. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the Accounts. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Accounts as investment options. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Financial Professionals who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Accounts pay to the Distributor. Individual Financial Professionals may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.
Ongoing Payments. In the case of Class 2 shares, and pursuant to the Rule 12b-1 Plan applicable to the Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Accounts. In addition, the Distributor or PMC may make from its own resources ongoing payments to an insurance company, which payments will generally not exceed 0.27% of the average net assets of the Accounts held by the insurance company in its separate accounts. The payments are for distribution support and/or administrative services and may be made with respect to either or both classes of shares of the Accounts.
Other Payments to Intermediaries. In addition to any commissions that may be paid at the time of sale and ongoing payments, the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Accounts, or may sell shares of the Accounts to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year’s sales of applicable variable annuities and variable life insurance contracts that may be funded by account shares, or 0.25% of the current year’s sales of Account shares to retirement plans by that financial intermediary.
Additionally, in some cases the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, due diligence trips, training and marketing efforts related to the Accounts for the financial intermediary's personnel and/or their clients and potential clients. Such activities may be sponsored by financial intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses.
For more information, see the Statement of Additional Information (SAI). See also the section titled "Payments to Broker-Dealers and Other Financial Intermediaries" in each Account Summary.
Your variable life insurance or variable annuity contract or your retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in the Prospectus. The amount and applicability of any insurance contract fee are determined and disclosed separately within the prospectus for your insurance contract.
The payments described in this prospectus may create a conflict of interest by influencing your Financial Professional or your financial intermediary to recommend one variable annuity, variable life insurance policy or mutual fund over another, or to recommend one Account or share class of the Fund over another Account or share class. Ask your Financial Professional or visit your financial intermediary's website for more information about the total amounts paid to them by PMC and its affiliates, and by sponsors of other investment companies your Financial Professional may recommend to you.
Your financial intermediary may charge you additional fees other than those disclosed in this prospectus. Ask your Financial Professional about any fees and commissions they charge.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Accounts.
The Accounts that operate as funds of funds, as shareholders in the underlying funds, bear their pro rata share of the operating expenses incurred by each underlying fund. The investment return of each fund of funds is net of the underlying funds’ operating expenses.
Each Account pays ongoing fees to the Manager and others who provide services to the Account. These fees include:

•	Management Fee – Through the Management Agreement with the Account, PMC has agreed to provide investment advisory services and corporate administrative services to the Account.

•
Distribution Fee— Each of the Accounts with Class 2 shares has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class 2 shares. Under the plan, Class 2 shares of each Account pay a distribution fee based on the average daily net asset value (NAV) of the Account. These fees pay distribution and other expenses for sale of Account shares and for services provided to shareholders. Because they are ongoing fees, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

•	Other Expenses – A portion of expenses that are allocated to all classes of the Account.

•	Acquired Fund Fees and Expenses - fees and expenses charged by other investment companies in which an Account invests a portion of its assets.
GENERAL INFORMATION ABOUT AN ACCOUNT
Frequent Trading and Market Timing (Abusive Trading Practices)
The Accounts are not designed for, and do not knowingly accommodate, frequent purchases and redemptions (“excessive trading”) of Account shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase shares of these Accounts.
Frequent purchases and redemptions pose a risk to the Accounts because they may:

•	Disrupt the management of the Accounts by:

•	forcing the Account to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Account and

•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Account; and

•	Increase expenses of the Account due to:

•	increased broker-dealer commissions and

•	increased recordkeeping and related costs.
If we are not able to identify such excessive trading practices, the Accounts and their shareholders may be harmed. The harm of undetected excessive trading in shares of the underlying Accounts in which the funds of funds invest could flow through to the funds of funds as they would for any fund shareholder.
Certain Accounts may be at greater risk of harm due to frequent purchase and redemptions. For example, those Accounts that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International and International Emerging Market Accounts. The Fund has adopted fair valuation procedures. These procedures are intended to discourage market timing transactions in shares of the Accounts.
As the Accounts are only available through variable annuity or variable life contracts or to qualified retirement plans, the Fund must rely on the insurance company that issues the contract, or the trustees or administrators of qualified retirement plans, (“intermediary”) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that the intermediary will identify and prevent excessive trading in all instances. When an intermediary identifies excessive trading, it will act to curtail such trading in a fair and uniform manner. If an intermediary is unable to identify such abusive trading practices, the abuses described above may negatively impact the Accounts.

If an intermediary, or the Fund, deems excessive trading practices to be occurring, it will take action that may include, but is not limited to:

•	Rejecting exchange instructions from a shareholder or other person authorized by the shareholder to direct exchanges;

•
Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier, or by telephone;

•	Limiting the dollar amount of an exchange and/or the number of exchanges during a year;

•
Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and

•	Taking such other action as directed by the Fund.
The Fund Board of Directors has found the imposition of a redemption fee with respect to redemptions from Class 1 and Class 2 shares of the Accounts is neither necessary nor appropriate in light of measures taken by intermediaries through which such shares are currently available. Each intermediary’s excessive trading policies and procedures will be reviewed by Fund management prior to making shares of the Fund available through such intermediary to determine whether, in management’s opinion, such procedures are reasonably designed to prevent excessive trading in Fund shares.
In order to prevent excessive trading, the Fund has reserved the right to accept or reject, without prior written notice, any exchange requests (an exchange request is a redemption request coupled with a request to purchase shares with the proceeds of the redemption; such restriction applies to the purchase of fund shares in an exchange request and does not restrict a shareholder from requesting a redemption). In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, the intermediary will reverse an exchange (within one business day of the exchange) and return the account holdings to the positions held prior to the exchange. The intermediary will give you notice in writing in this instance.
Eligible Purchasers
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive, or bonus plan established by Principal Life or any subsidiary or affiliate of such company, for employees of such company, subsidiary, or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.
Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life and by other insurance companies as well as for certain qualified plans. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts, variable annuity separate accounts, and qualified plan investors to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund’s Board of Directors monitors events in order to identify any material conflicts between such policy owners, contract holders, and qualified plan investors. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners, those given by contract holders, and those given by qualified plan investors. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts or qualified plans, which could have adverse consequences.
PMC may recommend to the Board, and the Board may elect, to close certain Accounts or share classes to new investors or close certain Accounts or share classes to new and existing investors.

Purchase of Account Shares
Principal Variable Contracts Funds, Inc. offers funds in two share classes: 1 and 2. Funds available in multiple share classes have the same investments, but differing expenses. Classes 1 and 2 shares are available in this prospectus.
Shares are purchased from the Fund’s principal underwriter (“Distributor”) on any business day (normally any day when the New York Stock Exchange is open for regular trading) upon request through the insurance company issuing the variable annuity, variable life contract, or the trustees or administrators of the qualified retirement plan offering the Account. There are no sales charges on shares of the Accounts; however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.
The Fund, at its discretion, may permit the purchase of shares using securities as consideration (a purchase in-kind) in accordance with procedures approved by the Fund’s Board of Directors. Each Account will value securities used to purchase its shares using the same method the Account uses to value its portfolio securities as described in this prospectus.
Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.

Note:
No salesperson, broker-dealer or other person is authorized to give information or make representations     about an Account other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by Principal Variable Contracts Funds, Inc., an Account, PMC, any Sub-Advisor, or Principal Funds Distributor, Inc.

MidCap Account
Effective as of the close of the New York Stock Exchange on August 15, 2013, the MidCap Account (the “Account”) was no longer available for purchases from new contract holders of variable products invested in the Account.

•	Contract holders as of August 15, 2013, may continue to select this investment option.

•	Funds of funds may continue to invest in the Account.

•	Investors who have a direct investment in the MidCap Strategy may, subject to the approval of the Distributor, purchase shares in the Account.
At the sole discretion of the Distributor, the Account may permit certain types of investors to open new accounts, impose further restrictions on purchases, or reject any purchase orders, all without prior notice.
Sale of Account Shares
Variable contracts owners should refer to the variable contract product prospectus for details on how to allocate policy or contract value. Qualified plan participants should refer to the qualified plan documents.
Each Account sells its shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) upon request through the insurance company issuing the variable annuity, variable life contract, or the trustees or administrators of the qualified retirement plan offering the Account. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Account in proper and complete form.
Sale proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended up to seven days, as permitted by federal securities law, during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for reasons other than weekends and holidays or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.
If payments are delayed and the instruction is not canceled by the shareholder’s written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.
In addition, payments on surrender requests submitted before a related premium payment made by check has cleared may be delayed up to seven days. This permits payment to be collected on the check.

Distributions in Kind. The Fund may determine that it would be detrimental to the remaining shareholders of an Account to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the accounts may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Account’s portfolio in lieu of cash. If an Account pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Account will value securities used to pay redemptions in kind using the same method the Account uses to value its portfolio securities as described in this prospectus.
Restricted Transfers
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.
Financial Statements
Shareholders will receive an annual financial statement for the Fund, audited by the Fund’s independent registered public accounting firm. Shareholders will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS
The following financial highlights tables are intended to help you understand the Account's financial performance for the periods shown. Certain information reflects returns for a single Account share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Account (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Account's financial statements, is included in Principal Variable Contracts Funds, Inc. Annual Report to Shareholders for the fiscal year ended December 31, 2016, which is available upon request, and incorporated by reference into the SAI.
To request a free copy of the latest annual or semi-annual report for the Fund, you may telephone 1-800-222-5852.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Dividends and Distributions
BALANCED ACCOUNT
Class 1 shares
2016	$17.70	$0.31	$0.69	$1.00	($0.37)	($1.01)	($1.38)
2015	19.26	0.33	(0.21)	0.12	(0.35)	(1.33)	(1.68)
2014	18.01	0.30	1.28	1.58	(0.33)	–	(0.33)
2013	15.35	0.27	2.69	2.96	(0.30)	–	(0.30)
2012	13.86	0.30	1.50	1.80	(0.31)	–	(0.31)
BOND MARKET INDEX ACCOUNT
Class 1 shares
2016	10.20	0.19	0.05	0.24	(0.19)	–	(0.19)
2015	10.34	0.18	(0.17)	0.01	(0.15)	–	(0.15)
2014	9.88	0.17	0.40	0.57	(0.11)	–	(0.11)
2013	10.21	0.13	(0.39)	(0.26)	(0.07)	–	(0.07)
2012(c)	10.00	0.08	0.13	0.21	–	–	–
CORE PLUS BOND ACCOUNT(f)
Class 1 shares
2016	11.05	0.32	0.14	0.46	(0.36)	–	(0.36)
2015	11.46	0.32	(0.37)	(0.05)	(0.36)	–	(0.36)
2014	11.24	0.31	0.28	0.59	(0.37)	–	(0.37)
2013	11.74	0.32	(0.43)	(0.11)	(0.39)	–	(0.39)
2012	11.35	0.36	0.48	0.84	(0.45)	–	(0.45)
Class 2 shares
2016	11.03	0.29	0.14	0.43	(0.35)	–	(0.35)
2015(g)	11.62	0.19	(0.42)	(0.23)	(0.36)	–	(0.36)
DIVERSIFIED BALANCED ACCOUNT
Class 2 shares
2016	14.11	0.22	0.75	0.97	(0.18)	(0.14)	(0.32)
2015	14.39	0.19	(0.17)	0.02	(0.14)	(0.16)	(0.30)
2014	13.66	0.16	0.85	1.01	(0.13)	(0.15)	(0.28)
2013	12.28	0.15	1.43	1.58	(0.04)	(0.16)	(0.20)
2012	11.30	0.06	1.03	1.09	(0.11)	–	(0.11)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Period from May 15, 2012 date operations commenced, through December 31, 2012.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Effective May 1, 2016, Bond & Mortgage Securities Account changed its name to Core Plus Bond Account.
(g)	Period from May 1, 2015 date operations commenced, through December 31, 2015.
(h)	Does not include expenses of the investment companies in which the Account invests.
(i)	Excludes expense reimbursement from Manager.

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$17.32	5.68%	$41,813	0.67%	– %	1.79%	107.7%
17.70	0.42	44,254	0.66	–	1.72	114.8
19.26	8.81	50,588	0.65	–	1.61	119.8
18.01	19.48	51,633	0.66	–	1.65	147.3
15.35	13.05	49,151	0.65	–	1.99	154.7

10.25	2.29	2,184,608	0.25	–	1.86	118.5
10.20	0.13	1,937,655	0.25	–	1.77	154.0
10.34	5.75	1,734,803	0.26	–	1.68	195.7
9.88	(2.56)	1,264,213	0.26	–	1.26	225.8
10.21	2.10 (d)	753,130	0.26 (e)	–	1.27 (e)	160.6 (e)

11.15	4.09	292,436	0.46	–	2.79	155.1
11.05	(0.48)	290,032	0.46	–	2.80	177.2
11.46	5.24	321,735	0.45	–	2.74	205.6
11.24	(0.86)	316,177	0.45	–	2.79	204.8
11.74	7.54	342,051	0.45	–	3.12	218.2

11.11	3.82	232	0.71	–	2.55	155.1
11.03	(2.03)(d)	28	0.71 (e)	–	2.58 (e)	177.2 (e)

14.76	6.90	1,099,647	0.30 (h)	0.30 (h),(i)	1.51	14.1
14.11	0.16	1,031,111	0.30 (h)	0.30 (h),(i)	1.29	14.3
14.39	7.41	1,011,106	0.30 (h)	0.30 (h),(i)	1.11	9.0
13.66	12.95	856,784	0.30 (h)	0.30 (h),(i)	1.16	10.1
12.28	9.71	581,734	0.30 (h)	0.30 (h),(i)	0.52	56.6

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Dividends and Distributions
DIVERSIFIED BALANCED MANAGED VOLATILITY ACCOUNT
Class 2 shares
2016	$10.72	$0.16	$0.53	$0.69	($0.08)	($0.06)	($0.14)
2015	10.88	0.10	(0.09)	0.01	(0.09)	(0.08)	(0.17)
2014	10.18	0.27	0.43	0.70	–	–	–
2013(e)	10.00	0.13	0.05	0.18	–	–	–
DIVERSIFIED GROWTH ACCOUNT
Class 2 shares
2016	15.08	0.24	0.98	1.22	(0.19)	(0.18)	(0.37)
2015	15.40	0.21	(0.18)	0.03	(0.16)	(0.19)	(0.35)
2014	14.60	0.19	0.94	1.13	(0.14)	(0.19)	(0.33)
2013	12.54	0.20	2.04	2.24	(0.06)	(0.12)	(0.18)
2012	11.33	0.09	1.22	1.31	(0.10)	–	(0.10)
DIVERSIFIED GROWTH MANAGED VOLATILITY ACCOUNT
Class 2 shares
2016	10.79	0.16	0.66	0.82	(0.07)	(0.08)	(0.15)
2015	10.99	0.09	(0.08)	0.01	(0.11)	(0.10)	(0.21)
2014	10.27	0.31	0.41	0.72	–	–	–
2013(e)	10.00	0.26	0.01	0.27	–	–	–
DIVERSIFIED INCOME ACCOUNT
Class 2 shares
2016	11.87	0.19	0.47	0.66	(0.12)	(0.07)	(0.19)
2015	12.03	0.15	(0.12)	0.03	(0.10)	(0.09)	(0.19)
2014	11.38	0.12	0.66	0.78	(0.06)	(0.07)	(0.13)
2013	10.54	0.11	0.75	0.86	(0.01)	(0.01)	(0.02)
2012(i)	10.00	0.06	0.48	0.54	–	–	–

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Account invests.
(e)	Period from October 31, 2013 date operations commenced, through December 31, 2013.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Excludes expense reimbursement from Manager.
(i)	Period from May 15, 2012 date operations commenced, through December 31, 2012.

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$11.27	6.42%	$168,756	0.31%(c),(d)	– %	1.48%	13.6%
10.72	0.01	138,384	0.31 (c),(d)	–	0.90	14.1
10.88	6.89	84,527	0.31 (c),(d)	–	2.54	8.1
10.18	1.80 (f)	887	0.31 (c),(d),(g)	–	7.97 (g)	6.6 (g)

15.93	8.14	3,588,901	0.30 (d)	0.30 (d),(h)	1.53	11.1
15.08	0.17	3,201,495	0.30 (d)	0.30 (d),(h)	1.37	10.7
15.40	7.83	2,880,722	0.30 (d)	0.30 (d),(h)	1.25	7.1
14.60	17.95	2,202,857	0.30 (d)	0.30 (d),(h)	1.49	7.7
12.54	11.63	1,218,171	0.30 (d)	0.30 (d),(h)	0.76	42.6

11.46	7.56	313,672	0.30 (c),(d)	–	1.49	11.7
10.79	0.06	252,611	0.30 (c),(d)	–	0.82	11.5
10.99	7.06	151,672	0.31 (c),(d)	–	2.92	8.0
10.27	2.70 (f)	3,988	0.31 (c),(d),(g)	–	15.10 (g)	127.3 (g)

12.34	5.56	254,001	0.30 (d)	0.30 (d),(h)	1.56	19.3
11.87	0.16	198,762	0.30 (d)	0.30 (d),(h)	1.25	20.1
12.03	6.89	168,562	0.31 (d)	0.31 (d),(h)	1.06	18.7
11.38	8.14	112,037	0.31 (d)	0.31 (d),(h)	0.96	27.0
10.54	5.40 (f)	54,787	0.31 (d),(g)	0.32 (d),(g),(h)	0.87 (g)	12.1 (g)

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Dividends and Distributions
DIVERSIFIED INTERNATIONAL ACCOUNT
Class 1 shares
2016	$13.68	$0.24	($0.18)	$0.06	($0.32)	$–	($0.32)
2015	14.08	0.26	(0.29)	(0.03)	(0.37)	–	(0.37)
2014	14.87	0.24	(0.70)	(0.46)	(0.33)	–	(0.33)
2013	12.89	0.24	2.09	2.33	(0.35)	–	(0.35)
2012	11.12	0.27	1.76	2.03	(0.26)	–	(0.26)
Class 2 shares
2016	13.78	0.20	(0.18)	0.02	(0.28)	–	(0.28)
2015	14.19	0.21	(0.29)	(0.08)	(0.33)	–	(0.33)
2014	14.97	0.21	(0.70)	(0.49)	(0.29)	–	(0.29)
2013	12.96	0.22	2.10	2.32	(0.31)	–	(0.31)
2012	11.18	0.23	1.76	1.99	(0.21)	–	(0.21)
EQUITY INCOME ACCOUNT
Class 1 shares
2016	21.67	0.57	2.77	3.34	(0.64)	(1.17)	(1.81)
2015	23.12	0.58	(1.46)	(0.88)	(0.57)	–	(0.57)
2014	21.00	0.57	2.09	2.66	(0.54)	–	(0.54)
2013	17.03	0.54	4.04	4.58	(0.61)	–	(0.61)
2012	15.53	0.54	1.47	2.01	(0.51)	–	(0.51)
Class 2 shares
2016	21.52	0.51	2.75	3.26	(0.58)	(1.17)	(1.75)
2015	22.96	0.52	(1.45)	(0.93)	(0.51)	–	(0.51)
2014	20.87	0.51	2.07	2.58	(0.49)	–	(0.49)
2013	16.92	0.49	4.02	4.51	(0.56)	–	(0.56)
2012	15.43	0.49	1.46	1.95	(0.46)	–	(0.46)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$13.42	0.36%	$243,997	0.91%	1.77%	56.8%
13.68	(0.35)	273,300	0.88	1.80	48.2
14.08	(3.21)	429,194	0.86	1.64	62.1
14.87	18.40	501,094	0.87	1.78	79.5
12.89	18.44	464,751	0.87	2.23	76.0

13.52	0.11	1,362	1.16	1.50	56.8
13.78	(0.65)	1,360	1.13	1.47	48.2
14.19	(3.41)	1,266	1.11	1.38	62.1
14.97	18.18	1,458	1.12	1.61	79.5
12.96	18.01	1,643	1.12	1.95	76.0

23.20	15.72	525,829	0.50	2.54	17.1
21.67	(3.93)	513,126	0.49	2.54	10.7
23.12	12.80	599,407	0.48	2.57	11.6
21.00	27.30	630,542	0.48	2.83	18.0
17.03	13.01	578,099	0.49	3.26	20.8

23.03	15.43	24,197	0.75	2.29	17.1
21.52	(4.15)	23,215	0.74	2.29	10.7
22.96	12.46	25,491	0.73	2.32	11.6
20.87	27.02	24,810	0.73	2.58	18.0
16.92	12.72	22,844	0.74	3.01	20.8

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Dividends and Distributions
GOVERNMENT & HIGH QUALITY BOND ACCOUNT
Class 1 shares
2016	$10.16	$0.33	($0.14)	$0.19	($0.37)	$–	($0.37)
2015	10.44	0.27	(0.19)	0.08	(0.35)	(0.01)	(0.36)
2014	10.33	0.27	0.25	0.52	(0.41)	–	(0.41)
2013	10.87	0.27	(0.39)	(0.12)	(0.42)	–	(0.42)
2012	10.90	0.33	0.09	0.42	(0.45)	–	(0.45)
Class 2 shares
2016	10.17	0.31	(0.15)	0.16	(0.35)	–	(0.35)
2015	10.45	0.25	(0.18)	0.07	(0.34)	(0.01)	(0.35)
2014	10.34	0.24	0.25	0.49	(0.38)	–	(0.38)
2013	10.88	0.25	(0.39)	(0.14)	(0.40)	–	(0.40)
2012	10.90	0.30	0.10	0.40	(0.42)	–	(0.42)
INCOME ACCOUNT
Class 1 shares
2016	10.24	0.38	0.21	0.59	(0.49)	–	(0.49)
2015	10.78	0.39	(0.46)	(0.07)	(0.47)	–	(0.47)
2014	10.68	0.43	0.16	0.59	(0.49)	–	(0.49)
2013	11.22	0.46	(0.43)	0.03	(0.57)	–	(0.57)
2012	10.71	0.53	0.48	1.01	(0.50)	–	(0.50)
Class 2 shares
2016	10.20	0.36	0.21	0.57	(0.47)	–	(0.47)
2015	10.73	0.36	(0.45)	(0.09)	(0.44)	–	(0.44)
2014	10.63	0.40	0.16	0.56	(0.46)	–	(0.46)
2013	11.17	0.43	(0.43)	–	(0.54)	–	(0.54)
2012	10.66	0.50	0.47	0.97	(0.46)	–	(0.46)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$9.98	1.80%	$247,620	0.51%	3.25%	25.8%
10.16	0.79	286,659	0.51	2.61	21.9
10.44	5.08	314,509	0.51	2.56	19.1
10.33	(1.03)	379,351	0.51	2.58	45.3
10.87	3.91	432,172	0.51	2.98	41.4

9.98	1.54	2,307	0.76	3.02	25.8
10.17	0.67	1,837	0.76	2.37	21.9
10.45	4.75	916	0.76	2.31	19.1
10.34	(1.30)	931	0.76	2.33	45.3
10.88	3.70	1,143	0.76	2.73	41.4

10.34	5.72	228,874	0.51	3.66	8.1
10.24	(0.71)	254,751	0.51	3.62	12.6
10.78	5.55	275,597	0.51	3.95	16.6
10.68	0.40	269,330	0.51	4.22	12.8
11.22	9.57	292,756	0.51	4.78	14.7

10.30	5.52	2,695	0.76	3.40	8.1
10.20	(0.92)	2,445	0.76	3.38	12.6
10.73	5.26	3,036	0.76	3.71	16.6
10.63	0.10	3,390	0.76	3.97	12.8
11.17	9.28	3,875	0.76	4.55	14.7

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Dividends and Distributions
INTERNATIONAL EMERGING MARKETS ACCOUNT
Class 1 shares
2016	$12.88	$0.14	$1.08	$1.22	($0.16)	$–	($0.16)
2015	15.21	0.17	(2.25)	(2.08)	(0.25)	–	(0.25)
2014	15.94	0.20	(0.78)	(0.58)	(0.15)	–	(0.15)
2013	17.14	0.19	(1.07)	(0.88)	(0.32)	–	(0.32)
2012	14.38	0.22	2.75	2.97	(0.21)	–	(0.21)
Class 2 shares
2016	12.86	0.12	1.06	1.18	(0.15)	–	(0.15)
2015(e)	16.74	0.08	(3.71)	(3.63)	(0.25)	–	(0.25)
LARGECAP GROWTH ACCOUNT
Class 1 shares
2016	25.79	0.11	(1.43)	(1.32)	(0.07)	–	(0.07)
2015	24.60	0.06	1.17	1.23	(0.04)	–	(0.04)
2014	22.26	0.03	2.44	2.47	(0.13)	–	(0.13)
2013	16.87	0.07	5.61	5.68	(0.29)	–	(0.29)
2012	14.48	0.12	2.32	2.44	(0.05)	–	(0.05)
Class 2 shares
2016	25.69	0.04	(1.42)	(1.38)	(0.02)	–	(0.02)
2015	24.53	–	1.16	1.16	–	–	–
2014	22.20	(0.03)	2.44	2.41	(0.08)	–	(0.08)
2013	16.83	0.02	5.59	5.61	(0.24)	–	(0.24)
2012	14.43	0.08	2.32	2.40	–	–	–
LARGECAP GROWTH ACCOUNT I
Class 1 shares
2016	26.33	0.01	0.34	0.35	–	(2.13)	(2.13)
2015	28.70	0.02	2.26	2.28	(0.07)	(4.58)	(4.65)
2014	32.58	0.03	2.46	2.49	(0.04)	(6.33)	(6.37)
2013	24.77	0.04	8.75	8.79	(0.11)	(0.87)	(0.98)
2012	21.30	0.10	3.39	3.49	(0.02)	–	(0.02)
Class 2 shares
2016	26.29	(0.05)	0.35	0.30	–	(2.13)	(2.13)
2015(e)	30.30	(0.03)	0.67	0.64	(0.07)	(4.58)	(4.65)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	During 2016, the Account experienced a significant one-time gain of approximately $0.07/share as the result of a settlement in a litigation proceeding.
If such gain had not been recognized, the total return amounts expressed herein would have been lower.
(d)	Reflects Manager's contractual expense limit.
(e)	Period from May 1, 2015 date operations commenced, through December 31, 2015.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Total return is calculated using the traded net asset value which may differ from the reported net asset value.
The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$13.94	9.40%(c)	$85,677	1.40%(d)	1.07%	115.0%
12.88	(13.81)	85,434	1.37	1.18	97.3
15.21	(3.75)	103,091	1.38	1.28	106.9
15.94	(5.03)	113,305	1.39	1.19	118.2
17.14	20.80	152,545	1.34	1.40	97.4

13.89	9.13 (c)	125	1.65 (d)	0.90	115.0
12.86	(21.81)(f)	41	1.62 (g)	0.90 (g)	97.3 (g)

24.40	(5.13)	96,198	0.69	0.43	78.2
25.79	4.98	118,385	0.69	0.23	47.1
24.60	11.12	123,091	0.69	0.13	67.2
22.26	33.91	100,140	0.69	0.37	70.1
16.87	16.85	210,351	0.69	0.73	62.6

24.29	(5.38)	923	0.94	0.17	78.2
25.69	4.73	1,090	0.94	(0.01)	47.1
24.53	10.85	661	0.94	(0.11)	67.2
22.20	33.64 (h)	712	0.94	0.10	70.1
16.83	16.56 (h)	604	0.94	0.47	62.6

24.55	1.26	244,058	0.76 (d)	0.04	36.8
26.33	7.77	252,386	0.76 (d)	0.07	38.6
28.70	8.61	239,629	0.76 (d)	0.11	38.9
32.58	36.14	260,034	0.75 (d)	0.12	36.9
24.77	16.38	240,585	0.76 (d)	0.42	36.9

24.46	1.07	127	1.01 (d)	(0.21)	36.8
26.29	1.94 (f)	501	1.01 (d),(g)	(0.19)(g)	38.6 (g)

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Dividends and Distributions
LARGECAP S&P 500 INDEX ACCOUNT
Class 1 shares
2016	$14.41	$0.29	$1.36	$1.65	($0.25)	($0.37)	($0.62)
2015	14.63	0.27	(0.09)	0.18	(0.22)	(0.18)	(0.40)
2014	13.38	0.24	1.51	1.75	(0.18)	(0.32)	(0.50)
2013	10.34	0.22	3.07	3.29	(0.15)	(0.10)	(0.25)
2012	9.06	0.20	1.20	1.40	(0.11)	(0.01)	(0.12)
Class 2 shares
2016	14.39	0.26	1.35	1.61	(0.25)	(0.37)	(0.62)
2015(c)	15.07	0.17	(0.45)	(0.28)	(0.22)	(0.18)	(0.40)
LARGECAP S&P 500 MANAGED VOLATILITY INDEX ACCOUNT
Class 1 shares
2016	11.27	0.19	0.96	1.15	(0.12)	(0.15)	(0.27)
2015	11.22	0.16	(0.07)	0.09	–	(0.04)	(0.04)
2014	10.46	0.14	1.09	1.23	(0.08)	(0.39)	(0.47)
2013(g)	10.00	0.03	0.45	0.48	(0.02)	–	(0.02)
LARGECAP VALUE ACCOUNT
Class 1 shares
2016	29.19	0.55	1.76	2.31	(0.56)	(0.91)	(1.47)
2015	33.80	0.53	(0.80)	(0.27)	(0.53)	(3.81)	(4.34)
2014	36.13	0.51	3.19	3.70	(0.80)	(5.23)	(6.03)
2013	28.33	0.53	8.11	8.64	(0.84)	–	(0.84)
2012	24.20	0.56	3.92	4.48	(0.35)	–	(0.35)
Class 2 shares
2016	29.14	0.45	1.78	2.23	(0.53)	(0.91)	(1.44)
2015(c)	34.24	0.31	(1.07)	(0.76)	(0.53)	(3.81)	(4.34)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Period from May 1, 2015 date operations commenced, through December 31, 2015.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Reflects Manager's contractual expense limit.
(g)	Period from October 31, 2013 date operations commenced, through December 31, 2013.

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$15.44	11.59%	$2,262,283	0.25%	1.96%	6.4%
14.41	1.14	2,033,459	0.25	1.82	6.3
14.63	13.29	1,863,035	0.25	1.74	2.8
13.38	32.04	1,490,352	0.25	1.81	7.4
10.34	15.50	916,593	0.26	2.02	3.3

15.38	11.30	766	0.50	1.74	6.4
14.39	(1.95)(d)	161	0.50 (e)	1.78 (e)	6.3 (e)

12.15	10.33	198,548	0.46 (f)	1.63	4.8
11.27	0.83	161,654	0.47 (f)	1.46	5.5
11.22	11.77	97,236	0.49 (f)	1.29	24.6
10.46	4.85 (d)	7,339	0.49 (e),(f)	1.82 (e)	74.7 (e)

30.03	8.17	140,994	0.61	1.90	106.3
29.19	(1.09)	153,060	0.61	1.66	81.3
33.80	11.17	170,673	0.61	1.45	104.3
36.13	30.83	167,702	0.61	1.64	140.8
28.33	18.58	222,357	0.61	2.09	115.0

29.93	7.89	66	0.86	1.58	106.3
29.14	(2.52)(d)	20	0.86 (e)	1.56 (e)	81.3 (e)

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Dividends and Distributions
MIDCAP ACCOUNT
Class 1 shares
2016	$55.24	$0.33	$5.30	$5.63	($0.24)	($9.67)	($9.91)
2015	60.79	0.22	1.19	1.41	(0.32)	(6.64)	(6.96)
2014	59.37	0.36	6.96	7.32	(0.32)	(5.58)	(5.90)
2013	47.20	0.28	15.31	15.59	(0.82)	(2.60)	(3.42)
2012	40.51	0.46	7.35	7.81	(0.40)	(0.72)	(1.12)
Class 2 shares
2016	54.97	0.20	5.27	5.47	(0.08)	(9.67)	(9.75)
2015	60.54	0.07	1.17	1.24	(0.17)	(6.64)	(6.81)
2014	59.16	0.21	6.93	7.14	(0.18)	(5.58)	(5.76)
2013	47.06	0.15	15.25	15.40	(0.70)	(2.60)	(3.30)
2012	40.39	0.35	7.33	7.68	(0.29)	(0.72)	(1.01)
MULTI-ASSET INCOME ACCOUNT
Class 1 shares
2016	9.72	0.66	0.11	0.77	(0.23)	(0.02)	(0.25)
2015(d)	10.00	0.24	(0.52)	(0.28)	–	–	–
Class 2 shares
2016	9.71	0.46	0.28	0.74	(0.23)	(0.02)	(0.25)
2015(d)	10.00	0.23	(0.52)	(0.29)	–	–	–

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from July 28, 2015 date operations commenced, through December 31, 2015.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$50.96	10.37%	$576,634	0.54%	0.62%	13.6%
55.24	1.64	617,437	0.53	0.37	26.3
60.79	12.99	676,836	0.53	0.60	21.6
59.37	33.93	649,893	0.53	0.52	12.4
47.20	19.44	560,842	0.55	1.03	21.5

50.69	10.11	14,985	0.79	0.38	13.6
54.97	1.37	15,243	0.78	0.12	26.3
60.54	12.70	15,960	0.78	0.35	21.6
59.16	33.58	15,105	0.78	0.27	12.4
47.06	19.16	12,179	0.80	0.79	21.5

10.24	7.96	183	0.08 (c)	6.46	61.0
9.72	(2.80)(e)	10	0.08 (c),(f)	5.67 (f)	0.0 (f)

10.20	7.65	10	0.33 (c)	4.57	61.0
9.71	(2.90)(e)	10	0.33 (c),(f)	5.41 (f)	0.0 (f)

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Dividends and Distributions
PRINCIPAL CAPITAL APPRECIATION ACCOUNT
Class 1 shares
2016	$22.35	$0.30	$1.73	2.03	($0.26)	($0.18)	($0.44)
2015	22.31	0.30	0.20	0.50	(0.06)	(0.40)	(0.46)
2014	24.45	0.24	2.52	2.76	(0.81)	(4.09)	(4.90)
2013	23.75	0.30	6.63	6.93	(1.86)	(4.37)	(6.23)
2012	21.36	0.35	2.58	2.93	(0.26)	(0.28)	(0.54)
Class 2 shares
2016	22.14	0.24	1.72	1.96	(0.21)	(0.18)	(0.39)
2015	22.11	0.23	0.21	0.44	(0.01)	(0.40)	(0.41)
2014	24.27	0.18	2.50	2.68	(0.75)	(4.09)	(4.84)
2013	23.62	0.21	6.60	6.81	(1.79)	(4.37)	(6.16)
2012	21.23	0.29	2.58	2.87	(0.20)	(0.28)	(0.48)
PRINCIPAL LIFETIME 2010 ACCOUNT
Class 1 shares
2016	12.18	0.27	0.37	0.64	(0.27)	(0.07)	(0.34)
2015	12.60	0.25	(0.39)	(0.14)	(0.28)	–	(0.28)
2014	12.29	0.25	0.34	0.59	(0.28)	–	(0.28)
2013	11.36	0.27	0.94	1.21	(0.28)	–	(0.28)
2012	10.36	0.26	0.95	1.21	(0.21)	–	(0.21)
PRINCIPAL LIFETIME 2020 ACCOUNT
Class 1 shares
2016	12.64	0.26	0.47	0.73	(0.25)	(0.46)	(0.71)
2015	13.77	0.24	(0.37)	(0.13)	(0.36)	(0.64)	(1.00)
2014	13.62	0.33	0.44	0.77	(0.33)	(0.29)	(0.62)
2013	12.00	0.30	1.59	1.89	(0.27)	–	(0.27)
2012	10.64	0.26	1.30	1.56	(0.20)	–	(0.20)
Class 2 shares
2016	12.61	0.23	0.48	0.71	(0.24)	(0.46)	(0.70)
2015(e)	14.26	0.27	(0.92)	(0.65)	(0.36)	(0.64)	(1.00)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Portfolio turnover rate excludes approximately $1,237,000 of purchases from portfolio realignment from the acquisition of LargeCap Blend Account II.
(d)	Does not include expenses of the investment companies in which the Account invests.
(e)	Period from May 1, 2015 date operations commenced, through December 31, 2015.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$23.94	9.11%	$147,193	0.63%	1.31%	33.7%
22.35	2.18	154,732	0.64	1.33	22.1 (c)
22.31	12.45	33,190	0.66	1.02	8.6
24.45	32.65	32,077	0.65	1.18	6.7
23.75	13.83	145,393	0.64	1.51	6.2

23.71	8.85	7,420	0.88	1.06	33.7
22.14	1.94	7,517	0.89	1.05	22.1 (c)
22.11	12.19	6,891	0.91	0.77	8.6
24.27	32.27	6,362	0.90	0.85	6.7
23.62	13.57	5,238	0.89	1.26	6.2

12.48	5.25	42,641	0.02 (d)	2.16	28.9
12.18	(1.17)	41,132	0.04 (d)	2.00	24.6
12.60	4.81	47,312	0.04 (d)	2.02	41.3
12.29	10.81	48,775	0.04 (d)	2.25	36.5
11.36	11.79	47,361	0.06 (d)	2.39	28.3

12.66	5.76	186,646	0.01 (d)	2.03	17.7
12.64	(1.13)	190,987	0.03 (d)	1.79	27.6
13.77	5.75	211,470	0.03 (d)	2.40	31.9
13.62	15.97	227,985	0.03 (d)	2.35	49.6
12.00	14.76	208,355	0.04 (d)	2.28	24.4

12.62	5.56	26	0.26 (d)	1.83	17.7
12.61	(4.74)(f)	25	0.28 (d),(g)	3.11 (g)	27.6 (g)

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Dividends and Distributions
PRINCIPAL LIFETIME 2030 ACCOUNT
Class 1 shares
2016	$11.45	$0.22	$0.45	$0.67	($0.19)	($0.48)	($0.67)
2015	12.34	0.20	(0.30)	(0.10)	(0.32)	(0.47)	(0.79)
2014	14.05	0.36	0.45	0.81	(0.31)	(2.21)	(2.52)
2013	12.10	0.32	1.95	2.27	(0.25)	(0.07)	(0.32)
2012	10.64	0.25	1.40	1.65	(0.19)	–	(0.19)
Class 2 shares
2016	11.43	0.27	0.37	0.64	(0.19)	(0.48)	(0.67)
2015(d)	12.85	0.25	(0.88)	(0.63)	(0.32)	(0.47)	(0.79)
PRINCIPAL LIFETIME 2040 ACCOUNT
Class 1 shares
2016	13.53	0.22	0.51	0.73	(0.20)	(0.54)	(0.74)
2015	14.50	0.22	(0.31)	(0.09)	(0.36)	(0.52)	(0.88)
2014	14.94	0.42	0.49	0.91	(0.31)	(1.04)	(1.35)
2013	12.39	0.35	2.41	2.76	(0.21)	–	(0.21)
2012	10.78	0.23	1.56	1.79	(0.18)	–	(0.18)
Class 2 shares
2016	13.51	0.45	0.24	0.69	(0.19)	(0.54)	(0.73)
2015(d)	15.14	0.18	(0.93)	(0.75)	(0.36)	(0.52)	(0.88)
PRINCIPAL LIFETIME 2050 ACCOUNT
Class 1 shares
2016	13.07	0.21	0.52	0.73	(0.18)	(0.56)	(0.74)
2015	14.18	0.20	(0.26)	(0.06)	(0.38)	(0.67)	(1.05)
2014	14.96	0.40	0.50	0.90	(0.34)	(1.34)	(1.68)
2013	12.28	0.34	2.55	2.89	(0.21)	–	(0.21)
2012	10.64	0.24	1.57	1.81	(0.17)	–	(0.17)
Class 2 shares
2016	13.05	0.31	0.37	0.68	(0.16)	(0.56)	(0.72)
2015(d)	14.84	0.18	(0.92)	(0.74)	(0.38)	(0.67)	(1.05)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Account invests.
(d)	Period from May 1, 2015 date operations commenced, through December 31, 2015.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$11.45	5.87%	$123,825	0.01%(c)	1.89%	22.4%
11.45	(1.05)	116,691	0.04 (c)	1.67	31.3
12.34	6.06	116,965	0.04 (c)	2.67	23.9
14.05	18.96	108,794	0.04 (c)	2.43	58.6
12.10	15.58	92,672	0.05 (c)	2.20	18.5

11.40	5.56	92	0.26 (c)	2.37	22.4
11.43	(5.14)(e)	26	0.29 (c),(f)	3.22 (f)	31.3 (f)

13.52	5.45	49,980	0.02 (c)	1.68	30.4
13.53	(0.85)	45,261	0.04 (c)	1.52	24.2
14.50	6.21	42,304	0.05 (c)	2.83	21.1
14.94	22.42	36,934	0.05 (c)	2.55	67.2
12.39	16.71	25,647	0.08 (c)	1.98	30.1

13.47	5.16	131	0.27 (c)	3.34	30.4
13.51	(5.18)(e)	10	0.29 (c),(f)	1.97 (f)	24.2 (f)

13.06	5.58	26,674	0.03 (c)	1.64	33.1
13.07	(0.69)	23,502	0.05 (c)	1.46	26.6
14.18	6.21	21,796	0.06 (c)	2.70	28.5
14.96	23.72	22,002	0.06 (c)	2.48	68.0
12.28	17.07	16,352	0.11 (c)	2.01	17.7

13.01	5.24	94	0.28 (c)	2.39	33.1
13.05	(5.25)(e)	35	0.30 (c),(f)	2.03 (f)	26.6 (f)

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Dividends and Distributions
PRINCIPAL LIFETIME 2060 ACCOUNT
Class 1 shares
2016	$11.75	$0.18	$0.46	$0.64	($0.13)	($0.38)	($0.51)
2015	12.19	0.20	(0.28)	(0.08)	(0.15)	(0.21)	(0.36)
2014	11.58	0.39	0.25	0.64	(0.01)	(0.02)	(0.03)
2013(e)	10.00	0.38	1.20	1.58	–	–	–
PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
Class 1 shares
2016	11.15	0.26	0.27	0.53	(0.28)	–	(0.28)
2015	11.51	0.25	(0.35)	(0.10)	(0.26)	–	(0.26)
2014	11.29	0.23	0.29	0.52	(0.30)	–	(0.30)
2013	11.04	0.26	0.29	0.55	(0.30)	–	(0.30)
2012	10.25	0.30	0.68	0.98	(0.19)	–	(0.19)
REAL ESTATE SECURITIES ACCOUNT
Class 1 shares
2016	22.20	0.31	1.09	1.40	(0.32)	(1.98)	(2.30)
2015	22.33	0.34	0.57	0.91	(0.34)	(0.70)	(1.04)
2014	17.08	0.29	5.28	5.57	(0.32)	–	(0.32)
2013	16.63	0.35	0.33	0.68	(0.23)	–	(0.23)
2012	14.39	0.21	2.26	2.47	(0.23)	–	(0.23)
Class 2 shares
2016	22.29	0.28	1.06	1.34	(0.29)	(1.98)	(2.27)
2015	22.45	0.34	0.53	0.87	(0.33)	(0.70)	(1.03)
2014	17.18	0.27	5.27	5.54	(0.27)	–	(0.27)
2013	16.72	0.30	0.34	0.64	(0.18)	–	(0.18)
2012	14.46	0.17	2.26	2.43	(0.17)	–	(0.17)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Account invests.
(e)	Period from May 1, 2013 date operations commenced, through December 31, 2013.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$11.88	5.52%	$2,644	0.10%(c),(d)	1.55%	43.1%
11.75	(0.75)	2,097	0.13 (c),(d)	1.65	30.3
12.19	5.58	825	0.13 (c),(d)	3.28	43.2
11.58	15.80 (f)	28	0.13 (c),(d),(g)	5.31 (g)	79.4 (g)

11.40	4.77	24,741	0.03 (d)	2.29	28.5
11.15	(0.95)	24,452	0.05 (d)	2.21	24.4
11.51	4.57	30,016	0.05 (d)	2.01	39.8
11.29	5.11	31,164	0.05 (d)	2.35	25.1
11.04	9.65	32,756	0.07 (d)	2.79	34.0

21.30	5.85	158,760	0.89	1.38	31.3
22.20	4.21	159,292	0.89	1.54	22.8
22.33	32.82	166,701	0.89	1.48	15.7
17.08	4.10	128,601	0.89	1.96	22.1
16.63	17.17	133,069	0.90	1.33	44.1

21.36	5.53	4,215	1.14	1.26	31.3
22.29	4.00	1,994	1.14	1.56	22.8
22.45	32.44	492	1.14	1.37	15.7
17.18	3.87	271	1.14	1.72	22.1
16.72	16.86	257	1.15	1.08	44.1

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Dividends and Distributions
SAM BALANCED PORTFOLIO
Class 1 shares
2016	$14.69	$0.30	$0.70	$1.00	($0.32)	($0.93)	($1.25)
2015	16.51	0.30	(0.38)	(0.08)	(0.49)	(1.25)	(1.74)
2014	18.53	0.47	0.73	1.20	(0.52)	(2.70)	(3.22)
2013	16.33	0.47	2.37	2.84	(0.43)	(0.21)	(0.64)
2012	14.76	0.41	1.46	1.87	(0.11)	(0.19)	(0.30)
Class 2 shares
2016	14.55	0.27	0.69	0.96	(0.28)	(0.93)	(1.21)
2015	16.37	0.26	(0.38)	(0.12)	(0.45)	(1.25)	(1.70)
2014	18.39	0.43	0.73	1.16	(0.48)	(2.70)	(3.18)
2013	16.22	0.41	2.35	2.76	(0.38)	(0.21)	(0.59)
2012	14.66	0.36	1.46	1.82	(0.07)	(0.19)	(0.26)
SAM CONSERVATIVE BALANCED PORTFOLIO
Class 1 shares
2016	11.52	0.31	0.42	0.73	(0.30)	(0.45)	(0.75)
2015	12.60	0.29	(0.36)	(0.07)	(0.41)	(0.60)	(1.01)
2014	13.39	0.41	0.40	0.81	(0.42)	(1.18)	(1.60)
2013	12.49	0.40	1.00	1.40	(0.37)	(0.13)	(0.50)
2012	11.47	0.37	0.90	1.27	(0.10)	(0.15)	(0.25)
Class 2 shares
2016	11.41	0.27	0.42	0.69	(0.27)	(0.45)	(0.72)
2015	12.48	0.27	(0.36)	(0.09)	(0.38)	(0.60)	(0.98)
2014	13.28	0.38	0.38	0.76	(0.38)	(1.18)	(1.56)
2013	12.39	0.36	1.00	1.36	(0.34)	(0.13)	(0.47)
2012	11.38	0.33	0.90	1.23	(0.07)	(0.15)	(0.22)
SAM CONSERVATIVE GROWTH PORTFOLIO
Class 1 shares
2016	17.22	0.30	0.90	1.20	(0.26)	(0.94)	(1.20)
2015	19.02	0.26	(0.41)	(0.15)	(0.43)	(1.22)	(1.65)
2014	20.60	0.48	0.97	1.45	(0.39)	(2.64)	(3.03)
2013	17.04	0.40	3.50	3.90	(0.34)	–	(0.34)
2012	14.99	0.33	1.79	2.12	(0.07)	–	(0.07)
Class 2 shares
2016	17.02	0.25	0.89	1.14	(0.21)	(0.94)	(1.15)
2015	18.82	0.21	(0.40)	(0.19)	(0.39)	(1.22)	(1.61)
2014	20.42	0.42	0.97	1.39	(0.35)	(2.64)	(2.99)
2013	16.89	0.34	3.49	3.83	(0.30)	–	(0.30)
2012	14.87	0.28	1.77	2.05	(0.03)	–	(0.03)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$14.44	6.82%	$672,562	0.23%(c)	2.07%	16.5%
14.69	(0.81)	732,937	0.23 (c)	1.88	26.1
16.51	6.82	826,908	0.23 (c)	2.64	16.4
18.53	17.68	913,823	0.23 (c)	2.68	46.7
16.33	12.75	812,380	0.23 (c)	2.60	9.1

14.30	6.62	97,047	0.48 (c)	1.88	16.5
14.55	(1.08)	96,511	0.48 (c)	1.66	26.1
16.37	6.59	99,852	0.48 (c)	2.44	16.4
18.39	17.32	102,716	0.48 (c)	2.37	46.7
16.22	12.47	95,208	0.48 (c)	2.32	9.1

11.50	6.37	183,830	0.23 (c)	2.64	19.8
11.52	(0.78)	193,585	0.23 (c)	2.38	28.2
12.60	6.22	206,621	0.23 (c)	3.10	21.2
13.39	11.53	212,247	0.23 (c)	3.10	35.6
12.49	11.19	190,310	0.24 (c)	3.07	15.7

11.38	6.08	17,477	0.48 (c)	2.39	19.8
11.41	(0.93)	17,774	0.48 (c)	2.19	28.2
12.48	5.92	16,731	0.48 (c)	2.87	21.2
13.28	11.25	16,140	0.48 (c)	2.77	35.6
12.39	10.91	15,911	0.49 (c)	2.73	15.7

17.22	7.00	194,284	0.23 (c)	1.73	25.5
17.22	(1.09)	193,966	0.23 (c)	1.40	29.1
19.02	7.43	198,465	0.23 (c)	2.40	19.4
20.60	23.07	179,850	0.23 (c)	2.10	48.5
17.04	14.18	143,547	0.24 (c)	2.00	12.5

17.01	6.76	108,247	0.48 (c)	1.49	25.5
17.02	(1.34)	103,771	0.48 (c)	1.17	29.1
18.82	7.14	102,757	0.48 (c)	2.11	19.4
20.42	22.82	99,013	0.48 (c)	1.82	48.5
16.89	13.81	84,306	0.49 (c)	1.76	12.5

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Dividends and Distributions
SAM FLEXIBLE INCOME PORTFOLIO
Class 1 shares
2016	$12.27	$0.42	$0.44	$0.86	($0.43)	($0.25)	($0.68)
2015	13.22	0.40	(0.56)	(0.16)	(0.47)	(0.32)	(0.79)
2014	13.72	0.49	0.33	0.82	(0.52)	(0.80)	(1.32)
2013	13.38	0.49	0.51	1.00	(0.48)	(0.18)	(0.66)
2012	12.42	0.48	0.83	1.31	(0.15)	(0.20)	(0.35)
Class 2 shares
2016	12.17	0.38	0.44	0.82	(0.40)	(0.25)	(0.65)
2015	13.12	0.37	(0.56)	(0.19)	(0.44)	(0.32)	(0.76)
2014	13.62	0.45	0.33	0.78	(0.48)	(0.80)	(1.28)
2013	13.29	0.46	0.50	0.96	(0.45)	(0.18)	(0.63)
2012	12.34	0.44	0.83	1.27	(0.12)	(0.20)	(0.32)
SAM STRATEGIC GROWTH PORTFOLIO
Class 1 shares
2016	18.70	0.30	0.85	1.15	(0.28)	(1.03)	(1.31)
2015	21.00	0.29	(0.56)	(0.27)	(0.47)	(1.56)	(2.03)
2014	23.55	0.56	1.33	1.89	(0.38)	(4.06)	(4.44)
2013	18.74	0.40	4.70	5.10	(0.29)	–	(0.29)
2012	16.26	0.29	2.23	2.52	(0.04)	–	(0.04)
Class 2 shares
2016	18.50	0.26	0.83	1.09	(0.23)	(1.03)	(1.26)
2015	20.80	0.24	(0.55)	(0.31)	(0.43)	(1.56)	(1.99)
2014	23.38	0.49	1.32	1.81	(0.33)	(4.06)	(4.39)
2013	18.61	0.33	4.68	5.01	(0.24)	–	(0.24)
2012	16.15	0.24	2.22	2.46	–	–	–
SHORT-TERM INCOME ACCOUNT
Class 1 shares
2016	2.54	0.05	–	0.05	(0.05)	–	(0.05)
2015	2.59	0.04	(0.02)	0.02	(0.07)	–	(0.07)
2014	2.59	0.05	(0.01)	0.04	(0.04)	–	(0.04)
2013	2.61	0.04	(0.01)	0.03	(0.05)	–	(0.05)
2012	2.54	0.05	0.08	0.13	(0.06)	–	(0.06)
Class 2 shares
2016	2.53	0.04	0.01	0.05	(0.05)	–	(0.05)
2015	2.58	0.04	(0.02)	0.02	(0.07)	–	(0.07)
2014	2.59	0.04	(0.01)	0.03	(0.04)	–	(0.04)
2013	2.60	0.04	(0.01)	0.03	(0.04)	–	(0.04)
2012	2.53	0.04	0.08	0.12	(0.05)	–	(0.05)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$12.45	7.04	$196,393	0.23 (c)	3.32	17.1
12.27	(1.31)	200,828	0.23 (c)	3.05	25.2
13.22	6.03	215,309	0.23 (c)	3.55	18.8
13.72	7.75	214,572	0.23 (c)	3.57	29.7
13.38	10.64	215,628	0.24 (c)	3.69	11.7

12.34	6.73	20,085	0.48 (c)	3.06	17.1
12.17	(1.55)	21,108	0.48 (c)	2.85	25.2
13.12	5.80	19,836	0.48 (c)	3.27	18.8
13.62	7.46	19,464	0.48 (c)	3.36	29.7
13.29	10.34	19,667	0.49 (c)	3.41	11.7

18.54	6.15	145,083	0.23 (c)	1.61	23.4
18.70	(1.62)	142,227	0.23 (c)	1.45	37.9
21.00	8.68	138,863	0.23 (c)	2.50	20.4
23.55	27.40	121,049	0.23 (c)	1.89	62.5
18.74	15.52	90,348	0.24 (c)	1.61	13.9

18.33	5.90	103,870	0.48 (c)	1.41	23.4
18.50	(1.87)	95,775	0.48 (c)	1.19	37.9
20.80	8.35	96,446	0.48 (c)	2.21	20.4
23.38	27.09	87,689	0.48 (c)	1.57	62.5
18.61	15.23	71,997	0.49 (c)	1.36	13.9

2.54	2.14	170,538	0.50 (d)	1.91	48.6
2.54	0.71	160,833	0.49 (d)	1.63	57.0
2.59	1.73	267,674	0.49 (d)	1.74	54.3
2.59	1.14	256,561	0.48 (d)	1.65	54.7
2.61	5.00	262,427	0.49 (d)	1.95	59.1

2.53	2.01	2,072	0.75 (d)	1.65	48.6
2.53	0.59	1,485	0.74 (d)	1.39	57.0
2.58	1.02	913	0.74 (d)	1.49	54.3
2.59	1.25	838	0.73 (d)	1.40	54.7
2.60	4.67	1,269	0.74 (d)	1.72	59.1

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Dividends and Distributions
SMALLCAP ACCOUNT
Class 1 shares
2016	$13.55	$0.15	$2.15	$2.30	($0.04)	($0.60)	($0.64)
2015	13.99	0.05	(0.03)	0.02	(0.01)	(0.45)	(0.46)
2014	13.79	0.02	0.64	0.66	(0.05)	(0.41)	(0.46)
2013	9.36	0.04	4.43	4.47	(0.04)	–	(0.04)
2012	8.16	0.07	1.13	1.20	–	–	–
Class 2 shares
2016	13.52	0.11	2.15	2.26	(0.01)	(0.60)	(0.61)
2015(d)	14.49	0.02	(0.53)	(0.51)	(0.01)	(0.45)	(0.46)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Effective May 1, 2016, SmallCap Blend Account changed its name to SmallCap Account.
(d)	Period from February 17, 2015 date operations commenced, through December 31, 2015.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$15.21	17.39%	$209,911	0.83%	1.08%	57.1%
13.55	(0.10)	205,344	0.83	0.33	63.3
13.99	4.89	64,682	0.87	0.16	67.0
13.79	47.81	64,785	0.87	0.38	78.1
9.36	14.71	47,469	0.89	0.76	94.5

15.17	17.15	4,938	1.08	0.80	57.1
13.52	(3.76)(e)	4,523	1.08 (f)	0.13 (f)	63.3 (f)

APPENDIX A – INDEX ABBREVIATIONS

Some of the indices in the prospectus are identified with abbreviations. The abbreviations for those indices are spelled out below:

Index Name shown in the Average Annual Total Returns Table	Full Index Name
Bloomberg Barclays MBS Fixed Rate Index	Bloomberg Barclays Mortgage Backed Securities Index
MSCI Emerging Markets NR Index	Morgan Stanley Capital International Emerging Markets Net Dividend Total Return Dollar Index
MSCI EAFE Index NR	Morgan Stanley Capital International Europe, Australasia, and Far East Index Net Dividend Total Return Dollar Index
MSCI ACWI Ex-U.S	Morgan Stanley Capital International All Country World Index Ex-U.S.
MSCI US REIT Index	Morgan Stanley Capital International United States Real Estate Investment Trust Index

APPENDIX B – DESCRIPTION OF BOND RATINGS
Moody's Investors Service, Inc. Rating Definitions:
Long-Term Obligation Ratings
Ratings assigned on Moody's global long-term obligation rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.1
1 For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investor’s expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
NOTE: Moody's appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, issuers, financial companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also by subject to contractually allowable write-downs of principal that could result in impairment. Together the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
SHORT-TERM NOTES: Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Issuers rated Prime-1 (or related supporting institutions) have a superior ability to repay short-term debt obligations.
Issuers rated Prime-2 (or related supporting institutions) have a strong ability to repay short-term debt obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability to repay short-term promissory obligations.
Issuers rated Not Prime do not fall within any of the Prime rating categories.
US MUNICIPAL SHORT-TERM DEBT: The Municipal Investment Grade (MIG) scale is used to rate US municipal bonds of up to three years maturity. MIG ratings are divided into three levels - MIG 1 through MIG 3 - while speculative grade short-term obligations are designed SG.
MIG 1 denotes superior credit quality, afforded excellent protection from established cash flows, reliable liquidity support, or broad-based access to the market for refinancing.
MIG 2 denotes strong credit quality with ample margins of protection, although not as large as in the preceding group.
MIG 3 notes are of acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established
SG denotes speculative-grade credit quality and may lack sufficient margins of protection.
Description of S&P Global Ratings' Credit Rating Definitions:
S&P Global's credit rating, both long-term and short-term, is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific obligation. This assessment takes into consideration obligors such as guarantors, insurers, or lessees.
The credit rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are statements of opinion as of the date they are expressed furnished by the issuer or obtained by S&P Global from other sources S&P Global considers reliable. S&P Global does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of default - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

LONG-TERM CREDIT RATINGS:

AAA:	Obligations rated ‘AAA’ have the highest rating assigned by S&P Global. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	Obligations rated ‘AA’ differ from the highest-rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:
Obligations rated ‘A’ have a strong capacity to meet financial commitment on the obligation although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB:
Obligations rated ‘BBB’ exhibit adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitment on the obligation.

BB, B, CCC,	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded, on balance, as having significant

CC, and C:
speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest degree of speculation. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB:
Obligations rated ‘BB’ are less vulnerable to nonpayment than other speculative issues. However it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:
Obligations rated ‘B’ are more vulnerable to nonpayment than ‘BB’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair this capacity.

CCC:
Obligations rated ‘CCC’ are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. If adverse business, financial, or economic conditions occur, the obligor is not likely to have the capacity to meeting its financial commitment on the obligation.

CC:
Obligations rated ‘CC’ are currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global expects default to be a virtual certainty, regardless of anticipated time to default.

C:	The rating ‘C’ is highly vulnerable to nonpayment, the obligation is expected to have lower relative seniority or lower ultimate recovery compared to higher rated obligations.

D:
Obligations rated ‘D’ are in default, or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. This rating will also be used upon filing for bankruptcy petition or the taking or similar action and where default is a virtual certainty. If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P Global does not rate a particular type of obligation as a matter of policy.
SHORT-TERM CREDIT RATINGS: Short-Term credit ratings are forward-looking opinions of the likelihood of timely payment of obligations having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A-1:
This is the highest category. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:
Issues carrying this designation are somewhat more susceptible to the adverse effects of the changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:
Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet it financial commitment on the obligation.

B:
Issues rated ‘B’ are regarded as vulnerable and have significant speculative characteristics. The obligor has capacity to meet financial commitments; however, it faces major ongoing uncertainties which could lead to obligor’s inadequate capacity to meet its financial obligations.

C:
This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation.

D:
This rating indicates that the issue is either in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. This rating will also be used upon filing for bankruptcy petition or the taking or similar action and where default is a virtual certainty. If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

MUNICIPAL SHORT-TERM NOTE RATINGS: S&P Global rates U.S. municipal notes with a maturity of less than three years as follows:

SP-1:	A strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service is given a "+" designation.

SP-2:	A satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

SP-3:	A speculative capacity to pay principal and interest.
Fitch, Inc. Rating Definitions:
Fitch’s credit ratings are forward looking and typically attempt to assess the likelihood of repayment by the obligor at “ultimate/final maturity” and thus material changes in economic conditions and expectations (for a particular issuer) may result in a rating change. Credit ratings are opinions on relative credit quality and not a predictive measure of specific default probability.
Investment Grade

AAA:
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:
Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:
High credit quality. ‘A’ ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:
Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB:
Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

D:	Default. ‘D’ ratings indicate an issuer has entered into bankruptcy filings, administration, receivership, liquidation or which has otherwise ceased business.
Note: The modifiers “+” or “-“may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:	High short-term default risk. Default is a real possibility.

RD:
Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D:	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate issuers with speculative grade ratings.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1:	Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2:	Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3:	Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4:	Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5:	Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6:	Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

ADDITIONAL INFORMATION
Additional information about the Fund is available in the Statement of Additional Information dated May 1, 2017, which is incorporated by reference into this prospectus. Additional information about the Fund's investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semiannual reports can be obtained free of charge by writing Principal Funds, P.O. Box 8024, Boston, MA 02266-8024. In addition, the Fund makes its Statement of Additional Information and annual and semiannual reports available, free of charge, on our website www.principalfunds.com/prospectuses-pvc. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-222-5852.
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520.
PVC has entered into a management agreement with Principal Management Corporation (“PMC”). PVC and/or PMC, on behalf of the Accounts, enter into contractual arrangements with various parties, including, among others, the Funds’ sub-advisors, distributor, transfer agent and custodian, who provide services to the Account. These arrangements are between PVC and/or PMC and the applicable service provider. Shareholders are not parties to, or intended to be third-party beneficiaries of, any of these arrangements. Such arrangements are not intended to create in any individual shareholder or group of shareholders any right, including the right to enforce such arrangements against the service providers or to seek any remedy thereunder against PMC or any other service provider, either directly or on behalf of PVC or any Account.
This prospectus provides information that you should consider in determining whether to purchase shares of an Account. This prospectus, the Statement of Additional Information, or the contracts that are exhibits to PVC’s registration statement are not intended to give rise to any agreement or contract between PVC and/or any Account and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.
The U.S. government does not insure or guarantee an investment in any of the Accounts.
Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, Principal Bank or any other financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Variable Contracts Funds, Inc. SEC File 811-01944

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
("PVC" or the "Fund")
Class 1 and Class 2 Shares
Statement of Additional Information
dated May 1, 2017
This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund’s prospectus. This prospectus, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus dated May 1, 2017 for the Fund's Classes 1 and 2 shares.
Incorporation by Reference: The audited financial statements, schedules of investments and auditor's report included in the Fund's Annual Report to Shareholders, for the fiscal year ended December 31, 2016, are hereby incorporated by reference into and are legally a part of this SAI.
For a free copy of the current prospectus, semiannual or annual report, call 1-800-222-5852 or write:
Principal Variable Contracts Funds, Inc.
P. O. Box 8024
Boston, MA 02266-8024
The Principal Variable Contracts Funds, Inc. prospectus may be viewed at www.principalfunds.com/prospectuses-pvc.

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FUND HISTORY
Principal Variable Contracts Funds, Inc. (“PVC” or the "Fund") was organized as Principal Variable Contracts Fund, Inc. on May 27, 1997 as a Maryland corporation. The Fund changed its name to Principal Variable Contracts Funds, Inc. effective May 17, 2008.
On January 12, 2007, the Fund acquired WM Trust I, WM Trust II, and WM Strategic Asset Management Portfolios, LLC.
Classes offered by each Account are shown in the following table:

Share Class
Account Name	1	2
Balanced	X
Bond Market Index	X
Core Plus Bond	X	X
Diversified Balanced	X	X
Diversified Balanced Managed Volatility		X
Diversified Balanced Volatility Control		X
Diversified Growth		X
Diversified Growth Managed Volatility		X
Diversified Growth Volatility Control		X
Diversified Income		X
Diversified International	X	X
Equity Income	X	X
Government & High Quality Bond	X	X
Income	X	X
International Emerging Markets	X	X
LargeCap Growth	X	X
LargeCap Growth I	X	X
LargeCap S&P 500 Index	X	X
LargeCap S&P 500 Managed Volatility Index	X
LargeCap Value	X	X
MidCap	X	X
Multi-Asset Income	X	X
Principal Capital Appreciation	X	X
Principal LifeTime Strategic Income	X
Principal LifeTime 2010	X
Principal LifeTime 2020	X	X
Principal LifeTime 2030	X	X
Principal LifeTime 2040	X	X
Principal LifeTime 2050	X	X
Principal LifeTime 2060	X
Real Estate Securities	X	X
SAM (Strategic Asset Management) Balanced	X	X
SAM (Strategic Asset Management) Conservative Balanced	X	X
SAM (Strategic Asset Management) Conservative Growth	X	X
SAM (Strategic Asset Management) Flexible Income	X	X
SAM (Strategic Asset Management) Strategic Growth	X	X
Short-Term Income	X	X
SmallCap	X	X

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Each class has different expenses. Because of these different expenses, the investment performance of the classes will vary.
Principal Management Corporation (“PMC” or the “Manager”) may recommend to the Board, and the Board may elect, to close certain accounts to new investors or close certain accounts to new and existing investors. The Manager may make such a recommendation when an account approaches a size where additional investments in the Account have the potential to adversely impact Account performance and make it increasingly difficult to keep the Account fully invested in a manner consistent with its investment objective. PMC may also recommend to the Board, and the Board may elect, to close certain share classes to new or new and existing investors.
DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS
The Fund is a registered, open-end management investment company, commonly called a mutual fund. The Fund consists of multiple investment portfolios which are referred to as "Accounts." Each portfolio operates for many purposes as if it were an independent mutual fund. Each portfolio has its own investment objective, strategy, and management team. Each of the Accounts is diversified except the Real Estate Securities Account which is non-diversified.
Fund Policies
The investment objectives, investment strategies and the principal risks of each Account are described in the Prospectus. This Statement of Additional Information contains supplemental information about those strategies and risks and the types of securities that those managing an Account's investments can select for each Account. Additional information is also provided about the strategies that each Account may use to try to achieve its objective.
The composition of each Account and the techniques and strategies that those managing an Account's investments may use in selecting securities will vary over time. An Account is not required to use all of the investment techniques and strategies available to it in seeking its goals.
Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.
The investment objective of each Account and, except as described below as “Fundamental Restrictions,” the investment strategies described in this Statement of Additional Information and the prospectus are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Account. The Investment Company Act of 1940, as amended, (“1940 Act”) provides that “a vote of a majority of the outstanding voting securities” of an Account means the affirmative vote of the lesser of (1) more than 50% of the outstanding Account shares, or (2) 67% or more of the Account shares present at a meeting, if more than 50% of the outstanding Account shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of an Account will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.
The By-laws of the Fund set the quorum requirement (a quorum must be present at a meeting of shareholders for business to be transacted). The By-laws of the Fund state that a quorum is “The presence in person or by proxy of one-third of the shares of each Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund.”
With the exception of the diversification test required by the Internal Revenue Code, the Accounts will not consider collateral held in connection with securities lending activities when applying any of the following fundamental restrictions or any other investment restriction set forth in each Account’s prospectus or Statement of Additional Information.
Fundamental Restrictions
Each of the following numbered restrictions for the Accounts (which includes the Strategic Asset Management Portfolios) is a matter of fundamental policy and may not be changed without shareholder approval. Each:

1)
Account may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2)
Account may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

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3)
Account may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Account reserves freedom of action to hold and to sell real estate acquired as a result of the Account’s ownership of securities.

4)
Account may not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5)	Account may not make loans except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6)
Account, except the Real Estate Securities Account, has elected to be treated as a “diversified” investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7)	Account may not act as an underwriter of securities, except to the extent that the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

8)
Account may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This restriction does not apply to the Real Estate Securities Account (the restriction applies to the Bond Market Index Account, LargeCap S&P 500 Index Account, and LargeCap S&P 500 Managed Volatility Index Account except to the extent that the related Index is also so concentrated).

The Real Estate Securities Account will concentrate its investments in a particular industry or group of industries as described in the prospectus.
Non-Fundamental Restrictions
Each of the Accounts, except the Diversified Balanced, Diversified Balanced Managed Volatility, Diversified Balanced Volatility Control, Diversified Growth, Diversified Growth Managed Volatility, Diversified Growth Volatility Control, Diversified Income, Multi-Asset Income Accounts, Principal LifeTime Accounts, and Strategic Asset Management Portfolios, has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

1)
Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law or regulatory authority having jurisdiction, from time to time.

2)
Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions that involve any future payment obligation, as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by any regulatory authority having jurisdiction, from time to time, are not deemed to be pledges, mortgages, hypothecations, or other encumbrances.

3)	Invest in companies for the purpose of exercising control or management.

4)
Invest more than 25% of its assets in foreign securities, except that the Diversified International, and International Emerging Markets Accounts each may invest up to 100% of its assets in foreign securities. The Bond Market Index, LargeCap S&P 500 Index and LargeCap S&P 500 Managed Volatility Index Accounts may invest in foreign securities to the extent that the relevant index is so invested. The Government & High Quality Bond Account may not invest in foreign securities.

5)	Invest more than 5% of its total assets in real estate limited partnership interests (except Real Estate Securities Account).

6)
Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization and except as permitted by the 1940 Act, SEC rules adopted under the 1940 Act or exemptions granted by the Securities and Exchange Commission. The Account may purchase securities of closed-end investment companies in the open market where no underwriter or dealer’s commission or profit, other than a customary broker’s commission, is involved.

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Each Account (except the Balanced, Diversified Balanced, Diversified Balanced Managed Volatility, Diversified Balanced Volatility Control, Diversified Growth, Diversified Growth Managed Volatility, Diversified Growth Volatility Control, Diversified Income, Diversified International, Income, Multi-Asset Income, Principal Capital Appreciation, and Short-Term Income Accounts, and each of the Principal LifeTime Accounts and Strategic Asset Management Portfolios) has also adopted the non-fundamental policy, pursuant to SEC Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the type of investments, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. For purposes of testing this requirement and other requirements with respect to foreign currency investments, each Account will count forward foreign currency contracts and similar investments that have economic characteristics similar or equivalent to investing in foreign currency directly; such value will be determined using the Account’s Investments in cash and/or cash equivalents to the extent such instruments are used to cover the Account’s exposure under such forward foreign currency contracts and similar instruments. This policy applies at the time of purchase. The Account will provide 60 days' notice to shareholders prior to implementing a change in this policy for the Account. For purposes of this non-fundamental restriction, the Fund tests market capitalization ranges monthly.
Each of the Principal LifeTime Accounts and Strategic Asset Management Portfolios and the Diversified Balanced, Diversified Balanced Managed Volatility, Diversified Balanced Volatility Control, Diversified Growth, Diversified Growth Managed Volatility, Diversified Growth Volatility Control, Diversified Income and Multi-Asset Income Accounts have also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each such Account’s and each Strategic Asset Management Portfolio’s present policy to:

1)
Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions that involve any future payment obligation, as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by any regulatory authority having jurisdiction, from time to time, by the underlying funds are not deemed to be pledges, mortgages, hypothecations, or other encumbrances.

2)	Invest in companies for the purpose of exercising control or management.
Investment Strategies and Risks Related to Borrowing and Senior Securities, Commodity-Related Investments and Industry Concentration
Borrowing and Senior Securities
Under the 1940 Act, a fund that borrows money is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. If an Account invests the proceeds of borrowing, borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Account's portfolio. If an Account invests the proceeds of borrowing, money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. An Account also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Pursuant to SEC staff interpretations of the 1940 Act, a fund that purchases securities or makes other investments that have a leveraging effect on the fund (for example, reverse repurchase agreements) must segregate assets to render them not available for sale or other disposition in an amount equal to the amount the fund owes pursuant to the terms of the security or other investment.
Commodity-Related Investments
Pursuant to a claim for exclusion filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Accounts under Rule 4.5, the Accounts are not deemed to be “commodity pools” or “commodity pool operators” under the Commodity Exchange Act (“CEA”). The Accounts are therefore not subject to registration under the CEA. The CFTC recently amended Rule 4.5 “Exclusion for certain otherwise regulated persons from the definition of the term ‘commodity pool operator.’” Rule 4.5 provides that an investment company does not meet the definition of “commodity pool” or “commodity pool operator” if its use of futures contracts, options on futures contracts and swaps is sufficiently limited that the Accounts can fall within one of two exclusions set out

6

in Rule 4.5. The Accounts intend to limit their use of futures contracts, options on futures contracts and swaps to the degree necessary to fall within one of the two exclusions. If any of the Accounts is unable to do so, it may incur expenses to comply with the CEA and rules the CFTC has adopted under it.
Industry Concentration
“Concentration” means an Account invests more than 25% of its net assets in a particular industry or group of industries. To monitor compliance with the policy regarding industry concentration, the Accounts may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard (GICS), the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or any other reasonable industry classification system. The Accounts interpret their policies with respect to concentration in a particular industry to apply only to direct investments in the securities of issuers in a particular industry. For purposes of this restriction, government securities such as treasury securities or mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to the Accounts' industry concentration restrictions. The Accounts view their investments in tax-exempt municipal securities as not representing interests in any particular industry or group of industries. For information about municipal securities, see the Municipal Obligations section.
Other Investment Strategies and Risks
Commodity Index-Linked Notes
A commodity index-linked note is a type of structured note that is a derivative instrument. Over the long term, the returns on a fund's investments in commodity index-linked notes are expected to exhibit low or negative correlation with stocks and bonds, which means the prices of commodity-linked notes may move in a different direction than investments in traditional equity and debt securities. As an example, during periods of rising inflation, debt securities have historically tended to decrease in value and the prices of certain commodities, such as oil and metals, have historically tended to increase. The reverse may be true during "bull markets," when the value of traditional securities such as stocks and bonds is increasing. Under such economic conditions, a fund's investments in commodity index-linked notes may be expected not to perform as well as investments in traditional securities. There can be no assurance, however, that derivative instruments will perform in that manner in the future and, at certain times in the past, the price movements of commodity-linked investments have been parallel to debt and equity securities. If commodities prices move in tandem with the prices of financial assets, they may not provide overall portfolio diversification benefits.
Convertible Securities
A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.
If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

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A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by an Account is called for redemption, the Account would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on an Account's ability to achieve its investment objective.
Synthetic Convertibles
A “synthetic” convertible security may be created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when such a combination may better achieve an Account’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, an Account may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.
An Account also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Account in turn assumes credit risk associated with the convertible note.
Corporate Reorganizations
Accounts may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of those managing the Account's investments, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by an Account.
In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount: significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer

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or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of those managing an Account's investments, which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offer or proposal as well as the dynamics of the business climate when the offer or proposal is in process.
Cyber Security Issues
The Fund and its service providers may be subject to cyber security risks. Those risks include, among others, theft, misuse or corruption of data maintained online or digitally; denial of service attacks on websites; the loss or unauthorized release of confidential and proprietary information; operational disruption; or various other forms of cyber security breaches. Cyber-attacks against or security breakdowns of the Fund and its service providers may harm the Fund and its shareholders, potentially resulting in, among other things, financial losses, the inability of Account shareholders to transact business, inability to calculate a fund’s NAV, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance and remediation costs. Cyber security risks may also affect issuers of securities in which an Account invests, potentially causing the Account’s investment in such issuers to lose value. Despite risk management processes, there can be no guarantee that an Account will avoid losses relating to cyber security risks or other information security breaches.
Derivatives
Options on Securities and Securities Indices
The Accounts (except the Principal LifeTime Accounts, SAM Portfolios, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account and Multi-Asset Income Account) may each write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Account invests. The Accounts may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities which the Account plans to purchase, or to generate additional revenue.

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Exchange-Traded Options. An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that an Account would have to exercise the option in order to consummate the transaction.

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Over the Counter ("OTC") Options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. An OTC option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, an Account is at risk that the other party to the transaction will default on its obligations or will not permit the Account to terminate the transaction before its scheduled maturity. While an Account will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with such Account, there can be no assurance that an Account will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

Writing Call and Put Options. When an Account writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When an Account writes a put option, it gives the purchaser of the option the right to sell to the Account a specific security at a specified price at any time before the option expires. In both situations, the Account receives a premium from the purchaser of the option.
The premium received by an Account reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the period until the expiration of the option and interest rates. The premium generates additional income for the Account if the option expires unexercised or is closed out at a profit. By writing a call, an Account limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, an Account assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.

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The Accounts usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Account deposits and maintains with its custodian or segregates on the Account's records, cash, or other liquid assets with a value at least equal to the market value of the option that was written.
Once an Account has written an option, it may terminate its obligation before the option is exercised. The Account executes a closing transaction by purchasing an option of the same series as the option previously written. The Account has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.
Purchasing Call and Put Options. When an Account purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Account is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. For a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.
When an Account purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Account is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.
Once an Account purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Account has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.
Options on Securities Indices. Each Account may purchase and sell put and call options on any securities index based on securities in which the Account may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Accounts engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When an Account writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of those managing the Account's investments, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.
Index Warrants. Accounts may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If an Account were not to exercise an index warrant prior to its expiration, then the Account would lose the amount of the purchase price paid by it for the warrant. An Account will normally use index warrants in a manner similar to its use of options on securities indices.

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Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Accounts generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If an Account is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If an Account is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. An Account's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.
Futures Contracts and Options on Futures Contracts
The Accounts (except the Principal LifeTime Accounts, SAM Portfolios, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account and Multi-Asset Income Account) may each purchase and sell futures contracts of many types, including for example, futures contracts covering indexes, financial instruments, and foreign currencies. Each Account may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. The Commodity Futures Trading Commission regulates futures contracts, options on futures contracts, and the commodity exchanges on which they are traded. Through the purchase and sale of futures contracts and related options, an Account may seek to hedge against a decline in the value of securities owned by the Account or an increase in the price of securities that the Account plans to purchase. Each Account may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the market. Each Account may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.
Futures Contracts. An Account may purchase or sell a futures contract to gain exposure to a particular market asset without directly purchasing that asset. When an Account sells a futures contract based on a financial instrument, the Account is obligated to deliver that kind of instrument at a specified future time for a specified price. When an Account purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Account realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Accounts usually liquidate futures contracts on financial instruments, by entering into an offsetting transaction before the settlement date, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.
A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).
When an Account purchases or sells a futures contract, it pays a commission to the futures commission merchant through which the Account executes the transaction. When entering into a futures transaction, the Account does not pay the execution price, as it does when it purchases a security, or a premium, as it does when it purchases an option. Instead, the Account deposits an amount of cash or other liquid assets (generally about 5% of the futures contract amount) with its futures commission merchant. This amount is known as "initial margin." In contrast to the use of margin account to purchase securities, the Account's deposit of initial margin does not constitute the borrowing of money to finance the transaction in the futures contract. The initial margin represents a good faith deposit that helps assure the Account's performance of the transaction. The futures commission merchant returns the initial margin to the Account upon termination of the futures contract if the Account has satisfied all its contractual obligations.

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Subsequent payments to and from the futures commission merchant, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Account realizes a loss or gain.
In using futures contracts, an Account may seek to establish with more certainty than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Account proposes to acquire. An Account, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Account's debt securities decline in value and thereby keeps the Account's net asset value from declining as much as it otherwise would. An Account may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When an Account is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts.
When increases in the prices of equities are expected, an Account may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.
Options on Futures Contracts. Accounts may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.
Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if an Account anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.
If an Account purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Account is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.
When an Account writes an option on a futures contract, the premium paid by the purchaser is deposited with the Account's custodian. The Account must maintain with its futures commission merchant all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the futures commission merchant, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Account if the option is exercised.

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Risks Associated with Futures Transactions. There are many risks associated with transactions in futures contracts and related options. The value of the assets that are the subject of the futures contract may not move in the anticipated direction. An Account's successful use of futures contracts is subject to the ability of those managing the Account's investments to predict correctly the factors affecting the market values of the Account's portfolio securities. For example, if an Account is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Account and the prices of those debt securities instead increases, the Account loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Account, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.
Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Account enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Account continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Account has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Account may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Account's ability effectively to hedge its portfolio.
Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
Debt-Linked and Equity-Linked Securities
The Accounts may invest in debt-linked and equity-linked securities. The investment results of such instruments are intended to correspond generally to the performance of one or more specified equity or debt securities, or of a specific index or analogous “basket” of equity or debt securities. Therefore, investing in these instruments involves risks similar to the risks of investing in the underlying stocks or bonds directly. In addition, an Account bears the risk that the issuer of an equity- or debt-linked security may default on its obligations under the instrument. Equity- and debt-linked securities are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments as well as structured notes. Like many derivatives and structured notes, equity- and debt-linked securities may be considered illiquid, potentially limiting an Account’s ability to dispose of them.
Hybrid Instruments
A hybrid instrument is a type of derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be economically similar to a combination of a bond and a call option on oil.

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Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Account to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of an Account.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable and therefore are subject to many of the same risks as investments in those underlying securities, instruments or commodities.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, an Account’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Spread Transactions
The Accounts (except the Principal LifeTime Accounts, SAM Portfolios, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account and Multi-Asset Income Account) may each engage in spread trades, which typically represent a simultaneous purchase and sale of two different contracts designed to capture the change in the relationship in price between the two contracts. Spread transactions are typically accompanied by lower margin requirements and lower volatility than an outright purchase. Each Account may purchase spread options. The purchase of a covered spread option gives the Account the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Account does not own, but which is used as a benchmark. The risk to the Account in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The security covering the spread option is maintained in segregated accounts either with the Account's custodian or on the Account's records. The Accounts do not consider a security covered by a spread option to be "pledged" as that term is used in the Account's policy limiting the pledging or mortgaging of assets. The purchase of spread options can be used to protect each Account against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities.
Swap Agreements and Options on Swap Agreements
Each Account may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent an Account may invest in foreign currency-denominated securities, it may also invest in currency swap agreements and currency exchange rate swap agreements. An Account may also enter into options on swap agreements (“swap options”).
An Account may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; to protect against currency fluctuations; as a duration management technique; to protect against any increase in the price of securities an Account anticipates purchasing at a later date; to gain exposure to one or more securities, currencies, or interest rates; to take advantage of perceived mispricing in the securities markets; or to gain exposure to certain markets in the most economical way possible.

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Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index.

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Interest rate swaps. Interest rate swaps involve the exchange by an Account with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Forms of swap agreements also include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

•	Currency swaps. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies.

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Index swaps. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 Index) or in some other investment (such as U.S. Treasury Securities).

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Total return swaps. A total return swap is an agreement to make payments of the total return from a specified asset or instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another specified asset or instrument. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant asset or instrument increases, but receive payments from the other party if the value of that asset or instrument decreases.

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Commodity swap agreements. Consistent with an Account's investment objectives and general investment policies, certain of the Accounts may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, an Account will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, an Account may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, an Account may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, an Account may be required to pay a higher fee at each swap reset date.

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Credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. An Account may be either the buyer or seller in a credit default swap transaction. If an Account is a buyer and no event of default occurs, the Account will lose its investment and recover nothing. However, if an event of default occurs, the Account (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, an Account receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, an Account may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular

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investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.
The Accounts may invest in derivative instruments that provide exposure to one or more credit default swaps. For example, an Account may invest in a derivative instrument known as the Loan-Only Credit Default Swap Index (“LCDX”), a tradable index with 100 equally-weighted underlying single-name loan-only credit default swaps (“LCDS”). Each underlying LCDS references an issuer whose loans trade in the secondary leveraged loan market. An Account can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). While investing in these types of derivatives will increase the universe of debt securities to which an Account is exposed, such investments entail additional risks that are not typically associated with investments in other debt securities. Credit default swaps and other derivative instruments related to loans are subject to the risks associated with loans generally, as well as the risks of derivative transactions.

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Investment Pools. The Accounts may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with a smaller investment than would be required to invest directly in the individual securities. They also may be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that an Account invests in pools of swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. In addition to the risks associated with investing in swaps generally, an Account bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as an Account. Interests in privately offered investment pools of swaps may be considered illiquid.

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Contracts for differences. “Contracts for differences” are swap arrangements in which an Account may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or “baskets” of securities. For example, as to one of the baskets, an Account’s return is based on theoretical long futures positions in the securities comprising that basket, and as to the other basket, an Account’s return is based on theoretical short futures positions in the securities comprising that other basket. The notional sizes of the baskets will not necessarily be the same, which can give rise to investment leverage. An Account may also use actual long and short futures positions to achieve the market exposure(s) as contracts for differences. An Account may enter into swaps and contracts for differences for investment return, hedging, risk management and for investment leverage.

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Swaptions. A swap option (also known as “swaptions”) is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The buyer and seller of the swap option agree on the strike price, length of the option period, the term of the swap, notional amount, amortization and frequency of settlement. An Account may engage in swap options for hedging purposes or in an attempt to manage and mitigate credit and interest rate risk. Each Account may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, imperfect correlation between movements of the price of the swap options and the price of the securities, indices or other assets serving as reference instruments for the swap option, reducing the effectiveness of the instrument for hedging or investment purposes.

Obligations under Swap Agreements. The swap agreements the Accounts enter into settle in cash and, therefore, provide for calculation of the obligations of the parties to the agreement on a “net basis.” Consequently, an Account's current obligations (or rights) under such a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). An Account's current obligations under such a swap agreement will be accrued daily (offset against any amounts owed to the Account) and any accrued but unpaid

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net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by those managing the account's investments in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Account's portfolio. Obligations under swap agreements for which the Account segregates assets will not be construed to be “senior securities” for purposes of the Account's investment restriction concerning senior securities.
Risks associated with Swap Agreements. Swaps can be highly volatile and may have a considerable impact on an Account’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. Whether an Account's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of those managing an Account's investments to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, an Account bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Accounts will enter into swap agreements only with counterparties that present minimal credit risks, as determined by those managing the account's investments. Certain restrictions imposed on the Accounts by the Internal Revenue Code may limit the Accounts' ability to use swap agreements.
Depending on the terms of the particular option agreement, an Account will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When an Account purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when an Account writes a swap option, upon exercise of the option the Account will become obligated according to the terms of the underlying agreement.
Liquidity of Swap Agreements. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid. The liquidity of swap agreements will be determined by those managing the account's investments based on various factors, including:

•	the frequency of trades and quotations,

•	the number of dealers and prospective purchasers in the marketplace,

•	dealer undertakings to make a market,

•	the nature of the security (including any demand or tender features), and

•	the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).
Such determination will govern whether a swap will be deemed to be within each Account's restriction on investments in illiquid securities.
Valuing Swap Agreements. For purposes of applying the Accounts’ investment policies and restrictions (as stated in the Prospectuses and this Statement of Additional Information) swap agreements are generally valued by the Accounts at market value. In the case of a credit default swap, however, in applying certain of the Accounts’ investment policies and restrictions, each Account will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Accounts’ other investment policies and restrictions. For example, an Account may value credit default swaps at full exposure value for purposes of the Account’s credit quality guidelines because such value reflects the Account’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Account is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Account for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

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Permissible Uses of Futures and Options on Futures Contracts
Each Account may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Account's exposure to various currency, commodity, equity, or fixed-income markets. Each Account (except the Principal LifeTime Accounts, SAM Portfolios, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account and Multi-Asset Income Account) may engage in futures trading in an effort to generate returns. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Account determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Account or which it expects to purchase. In pursuing traditional hedging activities, each Account may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Account owns. Each Account may purchase futures contracts or calls on futures contracts to protect the Account against an increase in the price of securities the Account intends to purchase before it is in a position to do so. When an Account purchases a futures contract, or writes a call option on a futures contract, it segregates liquid assets that, when added to the value of assets deposited with the futures commission merchant as margin, are equal to the market value of the contract.
Limitations on the Use of Futures, Options on Futures Contracts, and Swaps
Pursuant to a claim for exclusion filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Accounts under Rule 4.5, the Accounts are not deemed to be “commodity pools” or “commodity pool operators” under the Commodity Exchange Act (“CEA”). The Accounts are therefore not subject to registration under the CEA. Rule 4.5 provides that a an investment company does not meet the definition of “commodity pool” or “commodity pool operator” if its use of futures contracts, options on futures contracts and swaps is sufficiently limited that the Accounts can fall within one of two exclusions set out in Rule 4.5. The Accounts intend to limit their use of futures contracts, options on futures contracts and swaps to the degree necessary to fall within one of the two exclusions.
Risk of Potential Government Regulation of Derivatives
It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent a fund from using such instruments as a part of its investment strategy, and could ultimately prevent a fund from being able to achieve its investment objective. It is difficult to predict the effects future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a fund to use certain instruments as a part of its investment strategy. For instance, in December 2015, the SEC proposed new regulations applicable to a mutual fund’s use of derivatives and related instruments.
If adopted as proposed, these regulations could significantly limit or impact a fund's ability to invest in derivatives and related instruments, limit a fund's ability to employ certain strategies that use derivatives and/or adversely affect the fund's performance, efficiency in implementing strategies, and ability to pursue their investment objectives. Limits or restrictions applicable to the counterparties with which the funds engage in derivative transactions could also prevent the funds from using certain instruments.
Fixed-Income Securities
Funding Agreements
The Accounts may invest in Guaranteed Investment Contracts (“GICs”) and similar funding agreements. In connection with these investments, an Account makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to an Account on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company. GICs are considered illiquid securities and will be subject to any limitations on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. Generally, funding agreements are not assignable or transferable without the permission of the issuing company, and an active secondary market in some funding agreements does not currently exist. Investments in GICs are subject to the risks associated with fixed-income instruments generally, and are specifically subject to the credit risk associated with an investment in the issuing insurance company.

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Inflation-Indexed Bonds
The Accounts may invest in inflation-indexed bonds or inflation protected debt securities, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon. Inflation-indexed securities issued by the U.S. Treasury (Treasury Inflation Protected Securities or TIPS) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Step-Coupon Securities
The Accounts may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for an Account to dispose of them or determine their current value.
"Stripped" Securities
The Accounts may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government, or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, an Account may fail to recoup fully its investments in IOs. Stripped securities may be illiquid. Stripped securities may be considered derivative securities.
Structured Notes
The Accounts may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or

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factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.
Structured notes can serve many different purposes in the management of an Account. For example, they can be used to increase an Account’s exposure to changes in the value of assets that an Account would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They also can be used to hedge the risks associated with other investments an Account holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of an Account’s portfolio as a whole. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments.
Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of an Account’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Structured notes also may be more difficult to accurately price than less complex securities and instruments or more traditional debt securities. Many structured notes have limited or no liquidity, so that an Account would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the analysis of those managing the fund's investments of the issuer’s creditworthiness and financial prospects, and of their forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities apply. Structured notes may be considered derivative securities.
Zero-Coupon Securities
The Accounts may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.
Foreign Currency Transactions
Options on Foreign Currencies
An Account may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. An Account may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, an Account may buy put options on the foreign currency. If the value of the currency declines, an Account will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio. Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, an Account may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to an Account from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, an Account could sustain losses or lesser gains on

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transactions in foreign currency options that would require an Account to forgo a portion or all of the benefits of advantageous changes in those rates.
An Account also may write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, an Account could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by an Account occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, an Account could write a put option on the relevant currency which, if rates move in the manner projected by an Account, will expire unexercised and allow an Account to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and an Account would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, an Account also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.
Futures on Currency
A foreign currency future provides for the future sale by one party and purchase by another party of a specified quantity of foreign currency at a specified price and time. A public market exists in futures contracts covering a number of foreign currencies. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.
Forward Foreign Currency Exchange Contracts
The Accounts may, but are not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts and exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.
The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which an Account is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, an Account may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.
Those managing the fund's investments also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, an Account may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.
An Account segregates liquid assets in an amount equal to (1) at least its daily marked-to-market (net) obligation (i.e., its daily net liability, if any) with respect to forward currency contracts that are cash settled and (2) the net notional value with respect to forward currency contracts that are not cash settled. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.

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Foreign Securities
Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. Dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.
Asia-Pacific Countries
In addition to the risks of foreign investing and the risks of investing in emerging markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. In the Asia-Pacific markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region, such as Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision- making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and/or (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy.
An additional risk common to most such countries is that the economy is heavily export-oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on a Fund. The rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
China
Investing in China involves special considerations, including: the risk of nationalization or expropriation of assets or confiscatory taxation; greater governmental involvement in and control over the economy, interest rates and currency exchange rates; controls on foreign investment and limitations on repatriation of invested capital; greater social, economic and political uncertainty; dependency on exports and the corresponding importance of international trade; and currency exchange rate fluctuations. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government's actions in this respect may not be transparent or predictable. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. These and other factors may decrease the value and liquidity of a fund's investments.
Europe
The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. Certain funds may invest in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange

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rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the emerging markets countries. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU, including, with respect to the latter, the United Kingdom (the "UK"), which is a significant market in the global economy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of investments in the region.
The UK’s vote to leave the EU (referred to as "Brexit") could cause business disruptions and uncertainty and thus adversely impact the financial results and operations of various European companies and economies. The effect on the UK’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the UK determines which EU laws to replace or replicate. Additionally, Brexit could lead to global economic uncertainty and result in significant volatility in the global stock markets and currency exchange rate fluctuations.
Japan
Japanese investments may be significantly affected by events influencing Japan’s economy and the exchange rate between the Japanese yen and the U.S. Dollar. Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. Japan is heavily dependent on exports and foreign oil. Japan is located in a seismically active area, and in 2011 experienced an earthquake of a sizable magnitude and a tsunami that significantly affected important elements of its infrastructure and resulted in a nuclear crisis. Since these events, Japan’s financial markets have fluctuated dramatically. The full extent of the impact of these events on Japan’s economy and on foreign investment in Japan is difficult to estimate. Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia.
Latin America
Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. In addition, the political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. Certain Latin American countries may also have managed currencies which are maintained at artificial levels to the U.S. Dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

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High Yield Securities
Some Accounts invest a portion of their assets in bonds that are rated below investment grade (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P Global (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, those managing the fund's investments will determine whether the bond is of a quality comparable to those rated below investment grade). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Account would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. Issuers of high yield securities may be involved in restructurings or bankruptcy proceedings that may not be successful.  If an issuer defaults, it may not be able to pay all or a portion of interest and principal owed to the Account, it may exchange the high yield securities owned by the Account for other securities, including equities, and/or the Account may incur additional expenses while seeking recovery of its investment. Some Accounts may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. Those managing the fund's investments will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Account has with regard to high yield bonds unless those managing the fund's investments deem such securities to be the equivalent of investment grade bonds. Some of the high yield securities consist of Rule 144A securities. High yield securities may contain any type of interest rate payment or reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and those with auction rate features.
Initial Public Offerings ("IPOs")
An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.
When an Account's asset base is small, a significant portion of the Account's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account's assets grow, the effect of the Account's investments in IPOs on the Account's performance probably will decline, which could reduce the Account's performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period. This may increase the turnover of the Account's portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.
Interfund Lending and Borrowing
The SEC has granted an exemption permitting Principal Funds to borrow money from and lend money to each other for temporary or emergency purposes. The loans are subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies. Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The Board is responsible for overseeing and periodically reviewing the interfund lending program.

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Inverse Floating Rate and Other Variable and Floating Rate Instruments
The Accounts may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. These instruments may also include leveraged inverse floating rate debt instruments, or “inverse floaters”. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or interest to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Certain of these investments may be illiquid. The absence of an active secondary market with respect to these investments could make it difficult for an Account to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that an Account is not entitled to exercise its demand rights, and an Account could, for these or other reasons, suffer a loss with respect to such instruments.
Master Limited Partnerships (“MLPs”)
An MLP is an entity that is generally taxed as a partnership for federal income tax purposes and that derives each year at least 90% of its gross income from "Qualifying Income". Qualifying Income includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP's organization as a partnership and compliance with the Qualifying Income rules generally eliminates federal tax at the entity level.
An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.
The business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/ or marketed. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because, although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids. The costs of natural gas pipeline MLPs to perform services may exceed the negotiated rates under “negotiated rate” contracts. Processing MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices. The MLP industry in general could be hurt by market perception that MLP's performance and valuation are directly tied to commodity prices.
Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

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Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids ("NGLs"). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.
Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.
MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission ("FERC"), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline. Certain MLPs regulated by the FERC have the right, but are not obligated, to redeem common units held by an investor who is not subject to U.S. federal income taxation. The financial condition and results of operations of an MLP that redeems its common units could be adversely impacted.
MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.
MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal “Superfund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.
MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.
Municipal Obligations and AMT-Subject Bonds
Municipal Obligations are obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including municipal utilities, or multi-state agencies or authorities. The interest on Municipal Obligations is exempt from federal income tax in the opinion of bond counsel to the issuer. Three major classifications of Municipal Obligations are: Municipal Bonds, that generally have a maturity at the time of issue of one year or more; Municipal Notes, that generally have a maturity at the time of issue of six months to three years; and Municipal Commercial Paper, that generally has a maturity at the time of issue of 30 to 270 days.

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The term "Municipal Obligations" includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and electric utilities. Other public purposes for which Municipal Obligations are issued include refunding outstanding obligations, obtaining funds for general operating expenses, and lending such funds to other public institutions and facilities. To the extent that an Account invests a significant portion of its assets in municipal obligations issued in connection with a single project, the Account likely will be affected by the economic, business or political environment of the project.
AMT-Subject Bonds are industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. They are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer, even though the interest may be subject to the federal alternative minimum tax.
Municipal Bonds
Municipal Bonds may be either "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source (e.g., the user of the facilities being financed), but not from the general taxing power. Industrial development bonds and pollution control bonds in most cases are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The payment of the principal and interest on industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Accounts may also invest in "moral obligation" bonds that are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.
Municipal Commercial Paper
Municipal Commercial Paper refers to short-term obligations of municipalities that may be issued at a discount and may be referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing. Generally they are repaid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
Municipal Notes
Municipal Notes usually are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes, or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated revenues. Other notes include "Construction Loan Notes" issued to provide construction financing for specific projects, and "Bank Notes" issued by local governmental bodies and agencies to commercial banks as evidence of borrowings. Some notes ("Project Notes") are issued by local agencies under a program administered by the U.S. Department of Housing and Urban Development. Project Notes are secured by the full faith and credit of the United States.

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Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

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Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

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Construction Loan Notes are issued to provide construction financing for specific projects. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

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Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

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Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

Other Municipal Obligations
Other kinds of Municipal Obligations are occasionally available in the marketplace, and the fund may invest in such other kinds of obligations to the extent consistent with its investment objective and limitations. Such obligations may be issued for different purposes and with different security than those mentioned.
Stand-By Commitments
Accounts may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a broker-dealer, dealer, or bank would agree to purchase, at the relevant Account's option, a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a put option acquired by an Account with respect to a particular municipal security held in the Account's portfolio.
The amount payable to an Account upon its exercise of a stand-by commitment normally would be 1) the acquisition cost of the municipal security (excluding any accrued interest that the Account paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Account owned the security, plus, 2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Account. Absent unusual circumstances, the Account would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal obligation.
An Account's right to exercise a stand-by commitment would be unconditional and unqualified. Although an Account could not transfer a stand-by commitment, it could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the funds without the payment of any direct or indirect consideration. The Accounts may, however, pay for stand-by commitments if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held in an Account's portfolio would not exceed 0.50% of the value of an Account's total assets calculated immediately after each stand-by commitment is acquired.
The Accounts intend to enter into stand-by commitments only with broker-dealers, dealers, or banks that those managing the fund's investments believe present minimum credit risks. An Account's ability to exercise a stand-by commitment will depend upon the ability of the issuing institution to pay for the underlying securities at the time the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to an Account will be evaluated on an ongoing basis by those managing the fund's investments.

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An Account intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its right thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security. Each stand-by commitment will be valued at zero in determining net asset value. Should an Account pay directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by an Account will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of an Account's portfolio.
Variable and Floating Rate Obligations
Certain Municipal Obligations, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and debt instruments issued by domestic banks or corporations may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permitting the fund to redeem at par.
An Account's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Account elects to redeem the instrument and the date redemption proceeds are due which affects the ability of the issuer to pay the instrument at par value. Those managing the fund's investments monitor on an ongoing basis the pricing, quality, and liquidity of such instruments and similarly monitor the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the Account treats the maturity of each variable rate demand obligation as the longer of a) the notice period required before the Account is entitled to payment of the principal amount through demand or b) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.
Accounts may purchase participation interests in variable rate Municipal Obligations (such as industrial development bonds). A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that its participation interest bears to the total principal amount of the Municipal Obligation. An Account has the right to demand payment on seven days' notice, for all or any part of the Account's participation interest in the Municipal Obligation, plus accrued interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Account.
Risks of Municipal Obligations
The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. Each Account's ability to achieve its investment objective also depends on the continuing ability of the issuers of the Municipal Obligations in which it invests to meet their obligation for the payment of interest and principal when due.
Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act. They are also subject to federal or state laws, if any, which extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals will be introduced in the future. If such a proposal was enacted, the ability of the fund to pay "exempt interest" dividends may be adversely affected. The fund would reevaluate its investment objective and policies and consider changes in its structure.

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Pay-in-Kind Securities
The Accounts may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on various factors, such as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.
Portfolio Turnover (Active Trading)
Portfolio turnover is a measure of how frequently a portfolio’s securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio’s purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.
It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.
Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio’s holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.
Higher portfolio turnover rates generally increase transaction costs that are expenses of the Account. Active trading may generate short-term gains (losses) for taxable shareholders. The following Accounts had significant variation in portfolio turnover rates over the two most recently completed fiscal years:

Account/Portfolio	2016	2015	Explanation
Equity Income	17.1%	10.7%	2016 turnover levels were higher than 2015 largely due to transactions associated with issuer acquisitions and takeovers. In addition, 2015 turnover was lower than historical trends.
LargeCap Growth	78.2%	47.1%	2016 turnover level is more consistent with the historical average; in addition, the portfolio management team repositioned the portfolio, resulting in additional transactions.
Multi-Asset Income	61.0%	—%	2016 turnover level reflects full calendar period as the Account was incepted in July 2015.
Principal Capital Appreciation	33.7%	22.1%	2016 turnover levels trended higher due to transactions associated with issuer acquisitions and takeovers, as well as an effort to reduce the number of issuers in the portfolio.
Preferred Securities
Preferred securities include: traditional preferred securities, hybrid-preferred securities, $25 par hybrid preferred securities, U.S. dividend received deduction (“DRD”) preferred stock, fixed rate and floating rate adjustable preferred securities, step-up preferred securities, public and 144A $1000 par capital securities including U.S. agency subordinated debt issues, tier 2 fixed and floating rate capital securities, alternative tier 1 securities, contingent capital notes, contingent convertible securities ("CoCos"), trust originated preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, public income notes, and other trust preferred securities.

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Traditional Preferred Securities. Traditional preferred securities may be issued by an entity taxable as a corporation and pay fixed or floating rate dividends. However, these claims are subordinated to more senior creditors, including senior debt holders. “Preference” means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. Preferred securities share many investment characteristics with both common stock and bonds.

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Hybrid or Trust Preferred Securities. Hybrid-preferred securities are debt instruments that have characteristics similar to those of traditional preferred securities (characteristics of both subordinated debt and preferred stock). Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing instruments with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated business trusts or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid preferred holders generally have claims to assets in a corporate liquidation that are senior to those of traditional preferred securities but subordinate to those of senior debt holders. Certain subordinated debt and senior debt issues that have preferred characteristics are also considered to be part of the broader preferred securities market.

Preferred securities may be issued by trusts (likely one that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company) or other special purpose entities established by operating companies, and are therefore not direct obligations of operating companies. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its preferred securities to purchase, for example, subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure may be that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a fund, to sell their holdings. The condition of the financial institution can be looked to identify the risks of trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as an Account.

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Floating rate preferred securities. Floating rate preferred securities provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the short-term interest rate. Because of the interest rate reset feature, floating rate securities provide the Account with a certain degree of protection against rising interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.

If a portion of an Account’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the fund may be eligible for the corporate dividends-received deduction for corporate shareholders. In addition, distributions reported by an Account as derived from qualified dividend income (“QDI”) will be taxed in the hands of individuals at the reduced rates applicable to net capital gains, provided certain holding period and other requirements are met by both the shareholder and the fund. Dividend income that an Account receives from REITs, if any, will generally not be treated as QDI and will not qualify for the corporate dividends-received deduction. It is unclear the extent to which distributions an Account receives from investments in certain preferred securities will be eligible for treatment as QDI or for the corporate dividends-received deduction. A fund cannot predict at this time what portion, if any, of its dividends will qualify for the corporate dividends-received deduction or be eligible for the reduced rates of taxation applicable to QDI.

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Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. U.S. REITs are allowed to eliminate corporate level federal tax so long as they meet certain requirements of the Internal Revenue Code. Foreign REITs ("REIT-like") entities may have similar tax treatment in their respective countries. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make and/or invests in construction, development, and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are not diversified, are dependent upon management skill, are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. In addition, foreign REIT-like entities will be subject to foreign securities risks. (See "Foreign Securities").
Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks
The Accounts may invest in repurchase and reverse repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected fund bears a risk of loss. To minimize such risks, the fund enters into repurchase agreements only with parties those managing the fund's investments deem creditworthy (those that are large, well-capitalized, and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.
In a repurchase agreement, an Account purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause an Account to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, an Account may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to each Account's limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by those managing the fund's investments.
An Account may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will maintain cash or appropriate liquid assets to cover its obligation under the agreement. The Accounts will enter into reverse repurchase agreements only with parties that those managing the fund's investments deem creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account's intent to segregate assets in the amount of the reverse repurchase obligation minimizes this effect.

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A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction an Account sells a mortgage-related security, such as a security issued by the Government National Mortgage Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Account pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Account enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Account, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to an Account generally must: 1) be collateralized by the same types of underlying mortgages; 2) be issued by the same agency and be part of the same program; 3) have a similar original stated maturity; 4) have identical net coupon rates; 5) have similar market yields (and therefore price); and 6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
An Account's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Account.
An Account also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Account's repurchase of the underlying security. An Account will typically segregate liquid assets equal in value to the amount of the Account's commitment to repurchase the security subject to the sale-buyback.
Restricted and Illiquid Securities
An Account may experience difficulty in valuing and selling illiquid securities and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) commercial paper issued pursuant to Section 4(2) of the 1933 Act, (7) thinly-traded securities, and (8) securities whose resale is restricted under the federal securities laws or contractual provisions (including restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers). Generally, restricted securities may be sold only in a public offering for which a registration statement has been filed and declared effective or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, an Account that owns restricted securities may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Account may be permitted to sell a restricted security. If adverse market conditions were to develop during such a period, the Account might obtain a less favorable price than existed when it decided to sell.
Illiquid and restricted securities are priced at fair value as determined in good faith by or under the direction of the Directors. As described above, each of the Accounts has adopted investment restrictions that limit investments in illiquid securities. The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities that may be resold under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.

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Securitized Products - Mortgage- and Asset-Backed Securities
The yield characteristics of the mortgage- and asset-backed securities in which the Accounts may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Account purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Account purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Account are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.
In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.
The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation (“CMO”) may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity, and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.
The Accounts may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.
Short Sales
A short sale involves the sale by the fund of a security that it does not own with the expectation of covering settlement by purchasing the same security at a later date at a lower price. The fund may also enter into a short position by using a derivative instrument, such as a future, forward, or swap agreement. If the price of the security or derivative increases prior to the time the fund is required to replace the borrowed security, then the fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the broker. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the value of the investment.
A “short sale against the box” is a technique that involves selling either a security owned by the fund, or a security equivalent in kind and amount to the security sold short that the fund has the right to obtain, at no additional cost, for delivery at a specified date in the future. A fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short against the box increases prior to the scheduled delivery date, a fund will lose money.

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Supranational Entities
The Accounts may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (also known as the World Bank) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.
Synthetic Securities
Incidental to other transactions in fixed income securities and/or for investment purposes, an Account also may combine options on securities with cash, cash equivalent investments or other fixed income securities in order to create “synthetic” securities which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain non-U.S. governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to non-U.S. withholding taxes). An Account also may purchase forward non-U.S. exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic non-U.S. currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in non-U.S. markets or possess undesirable characteristics. The use of synthetic bonds and other synthetic securities may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Synthetic securities may increase other Account risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.
Temporary Defensive Measures/Money Market Instruments
All of the Accounts may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity, or in adverse market conditions. Following are descriptions of the types of money market instruments that the Accounts may purchase:

•	U.S. Government Securities - Securities issued or guaranteed by the U.S. government, including treasury bills, notes, and bonds.

•	U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.

•	U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan Banks, and Federal Intermediate Credit Banks.

•	U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.
Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

•
Bank Obligations - Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of those managing the fund's investments, are of comparable quality. The Account may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

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Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose an Account to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality. An Account only buys short-term instruments where the risks of adverse governmental action are believed by those managing the fund's investments to be minimal. An Account considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Account.
A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, an Account occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer, or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

•	Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.

•	Short-term Corporate Debt - Corporate notes, bonds, and debentures that at the time of purchase have 397 days or less remaining to maturity.

•
Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.

•	Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.
Warrants and Rights
The Accounts may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.

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When-Issued, Delayed Delivery, and Forward Commitment Transactions
Each of the Accounts may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Account will segregate until the settlement date assets determined to be liquid by those managing the fund's investments in accordance with procedures established by the Board of Directors, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities an Account has committed to purchase prior to the time delivery of the securities is made, although an Account may earn income on securities it has segregated.
When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Account assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Account is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Account's other investments. If the Account remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When the Account has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Account does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Account could miss a favorable price or yield opportunity or could suffer a loss. An Account may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery, or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Accounts may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.
LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Overall responsibility for directing the business and affairs of PVC rests with the Board of Directors, who are elected by PVC's shareholders. In addition to serving on the Board of PVC, each Director serves on the Board of Principal Funds, Inc. (“PFI”) and as a Trustee on the Board of Principal Exchange-Traded Funds (the "Trust"). The Board is responsible for overseeing the operations of PVC in accordance with the provisions of the 1940 Act, other applicable laws and PVC’s charter. The Board elects the officers of PVC to supervise its day-to-day operations. The Board meets in regularly scheduled meetings eight times throughout the year. Board meetings may occur in-person or by telephone. In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. Board members who are Independent Directors meet annually to consider renewal of PVC's advisory contracts. The Board is currently composed of ten members, eight of whom are Independent Directors. Each Director has significant prior senior management and/or board experience.
The Chairman of the Board is an interested person of PVC. The Independent Directors of PVC have appointed a lead Independent Director whose role is to review and approve, with the Chairman, the agenda for each Board meeting and facilitate communication among PVC's Independent Directors as well as communication among the Independent Directors, management of PVC and the full Board. PVC has determined that the Board's leadership structure is appropriate given the characteristics and circumstances of PVC, including such items as the number of series or portfolios that comprise PVC, the variety of asset classes those series reflect, the net assets of PVC, the committee structure of the Board and the distribution arrangements of PVC. The appropriateness of this structure is enhanced by PVC’s Board Committees, which are described below, and the allocation of responsibilities among them.
The Directors were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence and ability to work effectively with other Board members, a commitment to the interests of shareholders and, for each Independent Director, a demonstrated willingness to take an independent and questioning view of management. In addition to these general qualifications, the Board seeks members who will build upon the diversity of the Board. In addition to those qualifications, the following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion that each person identified below should serve as a Director for PVC. As required by rules the SEC has adopted under the 1940 Act, PVC's Independent Directors select and nominate all candidates for Independent Director positions.

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Independent Directors
Elizabeth Ballantine. Ms. Ballantine has served as a Director of PVC and PFI since 2004 and as a Trustee of the Trust since 2014. Through her professional training and experience as an attorney and her experience as a director and investment consultant, Ms. Ballantine is experienced in financial, investment and regulatory matters.
Leroy T. Barnes, Jr. Mr. Barnes has served as a Director of PFI and PVC since 2012 and as a Trustee of the Trust since 2014. From 2001-2005, Mr. Barnes served as Vice President and Treasurer of PG&E Corporation. From 1997-2001, Mr. Barnes served as Vice President and Treasurer of Gap, Inc. Through his education and employment experience and experience as a director, Mr. Barnes is experienced with financial, accounting, regulatory and investment matters.
Craig Damos. Mr. Damos has served as a Director of PVC and PFI since 2008 and as a Trustee of the Trust since 2014. Since 2011, Mr. Damos has served as the President of The Damos Company (consulting services). Mr. Damos served as President and Chief Executive Officer of Weitz Company from 2006-2010 and Vertical Growth Officer from 2004-2006. From 2000-2004, he served as the Chief Financial Officer of Weitz Company. From 2005-2008, Mr. Damos served as a director of West Bank. Through his education, experience as a director of Principal Funds and employment experience, Mr. Damos is experienced with financial, accounting, regulatory and investment matters.
Mark A. Grimmett. Mr. Grimmett has served as a Director of PVC and PFI since 2004 and as a Trustee of the Trust since 2014. He is a Certified Public Accountant. From 1996-2015, Mr. Grimmett served as the Chief Financial Officer for Merle Norman Cosmetics, Inc. Through his service as a director of Principal Funds, his education and his employment experience, Mr. Grimmett is experienced with financial, accounting, regulatory and investment matters.
Fritz Hirsch. Mr. Hirsch has served as a Director of PVC and PFI since 2005 and as a Trustee of the Trust since 2014. From 1983-1985, he served as Chief Financial Officer of Sassy, Inc. From 1986-2009, Mr. Hirsch served as President and Chief Executive Officer of Sassy, Inc. From 2011-2015, Mr. Hirsch served as CEO of MAM USA. Through his experience as a director of the Principal Funds and employment experience, Mr. Hirsch is experienced with financial, accounting, regulatory and investment matters.
Tao Huang. Mr. Huang has served as a Director of PFI and PVC since 2012 and as a Trustee of the Trust since 2014. From 1996-2000, Mr. Huang served as Chief Technology Officer of Morningstar, Inc. and from 1998-2000 as President of the International Division of Morningstar. From 2000-2011, Mr. Huang served as Chief Operating Officer of Morningstar. Through his education and employment experience, Mr. Huang is experienced with technology, financial, regulatory and investment matters.
Karen (“Karrie”) McMillan. Ms. McMillan has served as a Director of PVC and PFI and as a Trustee of the Trust since 2014. From 2007-2014, Ms. McMillan served as general counsel to the Investment Company Institute. Prior to that (from 1999-2007), she worked as an attorney in private practice, specializing in the mutual fund industry. From 1991-1999, she served in various roles as counsel at the Securities and Exchange Commission, Division of Investment Management, including as Assistant Chief Counsel. Through her professional education and experience as an attorney, she is experienced in financial, investment and regulatory matters.
Elizabeth A. Nickels. Ms. Nickels has served as a Director of PFI and PVC and as a Trustee of the Trust since September 2015. Ms. Nickels currently serves as a director of SpartanNash and Spectrum Health System. From 2014 to 2016, she served as a director of Charlotte Russe; from 2014 to 2015, she served as a director of Follet Corporation; and from 2013 to 2015, she served as a director of PetSmart. Ms. Nickels was formerly employed by Herman Miller, Inc. in several capacities: from 2012 to 2014, as the Executive Director of the Herman Miller Foundation; from 2007 to 2012, as President of Herman Miller Healthcare; and from 2000 to 2007, as Chief Financial Officer. Through her education and employment experience, she is experienced with financial, accounting and regulatory matters.

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Interested Directors
Michael J. Beer. Mr. Beer has served as a Director of PFI and PVC since 2012 and as a Trustee of the Trust since 2013, and has served as Chief Executive Officer and President of PFI and PVC since 2015. From 2001-2015, Mr. Beer served as Executive Vice President of PFI and PVC. Mr. Beer also served as Executive Vice President (2008-2015), Chief Operating Officer (2008-2015) and director of PMC. Mr. Beer has also served as the President and a director of PSI and PSS. Prior to working for PMC, Mr. Beer worked for Wells Fargo and Deloitte Touche. Through his education and employment experience, Mr. Beer is experienced with financial, accounting, regulatory and investment matters.
Nora M. Everett. Ms. Everett has served as a Director of PFI and PVC since 2008, as a Trustee of the Trust since 2014, and as Chair of the PFI and PVC board since 2012. From 2011-2015, she served as Chair and President of PMC. From 2004-2008, Ms. Everett was Senior Vice President and Deputy General Counsel at Principal®. From 2001-2004, she was Vice President and Counsel at Principal®. Through her professional training, experience as an attorney, her service as a director of Principal Funds and her employment experience, Ms. Everett is experienced with financial, regulatory and investment matters.
Risk oversight forms part of the Board's general oversight of PVC and is addressed as part of various Board and Committee activities. As part of its regular oversight of PVC, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, sub-advisors, PVC's Chief Compliance Officer, the independent registered public accounting firm for PVC, and internal auditors for PMC or its affiliates, as appropriate, regarding risks faced by PVC. The Board, with the assistance of Fund management and PMC, reviews investment policies and risks in connection with its review of PVC's performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of PVC's compliance program and reports to the Board regarding compliance matters for PVC and its principal service providers. In addition, as part of the Board's periodic review of PVC's advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a PMC valuation committee comprised of PVC officers and officers of PMC and has approved and periodically reviews valuation policies applicable to valuing PVC's shares.
The Board has established the following committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks PVC faces.
Committee membership is identified on the following pages. Each committee must report its activities to the Board on a regular basis. As used in this SAI, the “Fund Complex” refers to all series of Principal Funds, Inc., Principal Variable Contracts Funds, Inc., and Principal Exchange-Traded Funds.
15(c) Committee
The Committee’s primary purpose is to assist the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The Committee responsibilities include requesting and reviewing materials. The 15(c) Committee held five meetings during the last fiscal year.
Audit Committee
The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund Complex's accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of 1) the integrity of the Fund Complex's financial statements; 2) the Fund Complex's compliance with certain legal and regulatory requirements; 3) the independent registered public accountants' qualifications and independence; and 4) the performance of the Fund Complex's independent registered public accountants. The Audit Committee also provides an open avenue of communication among the independent registered public accountants, the Manager's internal auditors, Fund Complex management, and the Board. The Audit Committee held eight meetings during the last fiscal year.
Executive Committee
The Committee's primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex except the power to 1) authorize dividends or distributions on stock; 2) issue stock, except as permitted by law 3) recommend to the stockholders any action which requires stockholder approval; 4) amend the bylaws; or 5) approve any merger or share exchange which does not require stockholder approval. The Executive Committee held no meetings during the last fiscal year.

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Nominating and Governance Committee
The Committee's primary purpose is to oversee the structure and efficiency of the Board and the committees established by the Board. The Committee responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters.
The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not "interested persons" of the Fund Complex for election to the Board. Generally, the Committee requests director nominee suggestions from the committee members and management. In addition, the Committee will consider Director candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to Principal Variable Contracts Funds, Inc. at 711 High Street, Des Moines, IA 50392. When evaluating a person as a potential nominee to serve as an Independent Director, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers these factors in evaluating the composition of the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees. The Nominating and Governance Committee held five meetings during the last fiscal year.
Operations Committee
The Committee's primary purpose is to oversee the provision of administrative and distribution services to the Fund Complex, communications with the Fund Complex's shareholders, and review and oversight of the Fund Complex's operations. The Operations Committee held four meetings during the last fiscal year.
Management Information
The following table presents certain information regarding the Directors of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those Directors who are “interested persons” (as defined in the 1940 Act) of the Fund (the “Interested Directors”) and those Directors who are Independent Directors. All Directors serve as directors for each of the investment companies sponsored by Principal Life Insurance Company (“Principal Life”): the Fund, Principal Funds, Inc., and Principal Exchange-Traded Funds.

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The following directors are considered to be Independent Directors.

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as Director	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Elizabeth Ballantine 711 High Street Des Moines, IA 50392 1948	Director Member Nominating and Governance Committee	Since 2004	Principal, EBA Associates (consulting and investments)	127	Durango Herald, Inc.; McClatchy Newspapers, Inc.

Leroy T. Barnes, Jr. 711 High Street Des Moines, IA 50392 1951	Director Member Audit Committee	Since 2012	Retired	127	McClatchy Newspapers, Inc.; Herbalife Ltd.; Frontier Communications, Inc.

Craig Damos 711 High Street Des Moines, IA 50392 1954	Director Member 15(c) Committee Member Audit Committee	Since 2008	President, The Damos Company (consulting services)	127	Hardin Construction

Mark A. Grimmett 711 High Street Des Moines, IA 50392 1960	Director Member 15(c) Committee Member Executive Committee Member Nominating and Governance Committee	Since 2004	Formerly, Executive Vice President and CFO, Merle Norman Cosmetics, Inc. (cosmetics manufacturing)	127	None

Fritz S. Hirsch 711 High Street Des Moines, IA 50392 1951	Director Member 15(c) Committee Member Operations Committee	Since 2005	Formerly, CEO, MAM USA (manufacturer of infant and juvenile products).	127	Focus Products Group (housewares); MAM USA

Tao Huang 711 High Street Des Moines, IA 50392 1962	Director Member 15(c) Committee Member Operations Committee	Since 2012	Retired	127	Armstrong World Industries, Inc. (manufacturing)

Karen ("Karrie”) McMillan 711 High Street Des Moines, IA 50392 1961	Director Member Operations Committee	Since 2014	Managing Director, Patomak Global Partners, LLC (financial services consulting). Formerly, General Counsel, Investment Company Institute	127	None

Elizabeth A. Nickels 711 High Street Des Moines, IA 50392 1962	Director Member Audit Committee	Since 2015	Formerly Executive Director, Herman Miller Foundation; Formerly President, Herman Miller Healthcare	127	Charlotte Russe; Follet Corporation; PetSmart; SpartanNash; Spectrum Health Systems

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The following directors are considered to be Interested Directors because they are affiliated persons of Principal Management Corporation (“PMC” or the “Manager”), Principal Funds Distributor, Inc. (“PFD” or “the “Distributor”) and/or the Fund’s principal underwriter, or Principal Securities, Inc. ("PSI"), the Fund’s former principal underwriter.

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Positions with the Manager and its affiliates; Principal Occupation(s) During Past 5 Years** (unless noted otherwise)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Michael J. Beer Des Moines, IA 50392 1961	Chief Executive Officer President Director Member Executive Committee	Since 2015 Since 2015 Since 2012 Since 2001	Chief Executive Officer, PFD Director, PFD (since 2015) VP/Mutual Funds & Broker Dealer, PLIC (2001-2014) VP/Chief Operating Officer Principal Funds, PLIC (2014-2015) Executive Director/Principal Funds & Trust, PLIC (since 2015) President & Chief Executive Officer, PMC (since 2015) EVP/Chief Operating Officer, PMC (2008-2015) Chair, PMC (since 2015) Director, PMC (2006-2015) Director, PSI (2005-2015) President, PSI (2005-2015) Chairman, PSS (since 2015) Director, PSS (2007-2015) President, PSS (2007-2015) Executive Vice President, PSS (since 2015)	127	None

Nora M. Everett Des Moines, IA 50392 1959	Chair Director Member Executive Committee	Since 2012 Since 2008	Director, Finisterre (since 2011) Director, Origin (since 2011) Chairman, PFA (2010-2015) Chairman, PFD (2011-2015) President/RIS, PLIC (since 2015) Senior Vice President/RIS, PLIC (2008-2015) Chairman, PMC (2011-2015) President, PMC (2008-2015) Director, PSI (2008-2011, and since 2015) Chief Executive Officer, PSI (2009-2015) Chairman, PSI (2011-2015) Chairman, PSS (2011-2015)	127	None
**    Abbreviations used:

•	Finisterre Capital LLP (Finisterre)

•	Origin Asset Management LLP (Origin)

•	Principal Financial Advisors, Inc. (PFA)

•	Principal Securities, Inc. (PSI) formerly Princor Financial Services Corporation

•	Principal Funds Distributor, Inc. (PFD)

•	Principal Life Insurance Company (PLIC)

•	Principal Management Corporation (PMC)

•	Principal Shareholder Services, Inc. (PSS)

42

Officers of the Fund
The following table presents certain information regarding the officers of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board of Directors. Each officer of the Fund has the same position with Principal Funds, Inc. and Principal Exchange-Traded Funds.

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Michael J. Beer Des Moines, IA 50392 1961	Chief Executive Officer (since 2015) President (since 2015) Director (since 2012) Member Executive Committee
Chief Executive Officer, PFD
Director, PFD (since 2015)
VP/Mutual Funds & Broker Dealer, PLIC (2001-2014)
VP/Chief Operating Officer Principal Funds, PLIC (2014-2015)
Executive Director/Principal Funds & Trust, PLIC (since 2015)
President & Chief Executive Officer, PMC (since 2015)
EVP/Chief Operating Officer, PMC (2008-2015)
Chair, PMC (since 2015)
Director, PMC (2006-2015)
Director, PSI (2005-2015)
President, PSI (2005-2015)
Chairman, PSS (since 2015)
Director, PSS (2007-2015)
President, PSS (2007-2015)
Executive Vice President, PSS (since 2015)

Randy L. Bergstrom Des Moines, IA 50392 1955	Assistant Tax Counsel (since 2005)	Counsel, PGI Counsel, PLIC

Jennifer A. Block Des Moines, IA 50392 1973	Assistant Counsel (since 2010) Assistant Secretary (since 2015)	Counsel, PFD (2009-2013) Counsel, PLIC Counsel, PMC (2009-2013, 2014-present) Counsel, PSI (2009-2013) Counsel, PSS (2009-2013)

Tracy Bollin Des Moines, IA 50392 1970	Chief Financial Officer (since 2014)
Chief Financial Officer, PFA (2010-2015)
Senior Vice President, PFD (since 2015)
Chief Financial Officer, PFD (since 2010)
Senior Vice President, PMC (since 2015)
Chief Financial Officer, PMC (2010-2015)
Director, PMC (since 2015)
Chief Financial Officer, PSI (2010-2015)
Director, PSS (since 2015)
President, PSS (since 2015)
Chief Financial Officer, PSS (2010-2015)

David J. Brown Des Moines, IA 50392 1960	Chief Compliance Officer (since 2004)	Senior Vice President, PFD Chief Compliance Officer-Funds, PLIC (since 2016) Vice President/Compliance, PLIC (2004-2016) Senior Vice President, PMC Senior Vice President, PSI Senior Vice President, PSS

Nora M. Everett Des Moines, IA 50392 1959	Chair (since 2012) Director (since 2008) Member Executive Committee
Director, Finisterre (since 2011)
Director, Origin (since 2011)
Chairman, PFA (2010-2015)
Chairman, PFD (2011-2015)
President/RIS, PLIC (since 2015)
Senior Vice President/RIS, PLIC (2008-2015)
Chairman, PMC (2011-2015)
President, PMC (2008-2015)
Director, PSI (2008-2011, and since 2015)
Chief Executive Officer, PSI (2009-2015)
Chairman, PSI (2011-2015)
Chairman, PSS (2011-2015)

43

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Gina L. Graham Des Moines, IA 50392 1965	Treasurer (since 2016)
Vice President/Treasurer, PFA (since 2016)
Vice President/Treasurer, PFD (since 2016)
Vice President/Treasurer, PGI (since 2016)
Vice President/Treasurer, PLIC (since 2016)
Vice President/Treasurer, PMC (since 2016)
Vice President/Treasurer, Principal-REI (since 2016)
Vice President/Treasurer, PSI (since 2016)
Vice President/Treasurer, PSS (since 2016)

Carolyn F. Kolks Des Moines, IA 50392 1962	Assistant Tax Counsel (since 2005)	Counsel, PGI Counsel, PLIC

Layne A. Rasmussen Des Moines, IA 50392 1958	Vice President (since 2005)	Vice President/Controller, PMC

Sara L. Reece Des Moines, IA 50392 1975	Vice President, Controller (since 2016)	Director - Accounting, PLIC (since 2015) Assistant Financial Controller, PLIC (prior to 2015)

Greg Reymann Des Moines, IA 50392 1958	Assistant Counsel (since 2014)
Assistant General Counsel, PLIC (since 2014)
Assistant General Counsel, PMC (since 2015)
Assistant General Counsel, TAMG (2013-2014)
Vice President/CFTC Principal, TAM (2013-2014)
VP, Chief Compliance Officer and Chief Risk Officer, TAM (2010-2012)

Teri R. Root Des Moines, IA 50392 1979	Deputy Chief Compliance Officer(since 2015)	Vice President and Chief Compliance Officer, PMC (since 2015) Compliance Officer, PMC (2010-2013) Vice President, PSS (since 2015)

Britney L. Schnathorst Des Moines, IA 50392 1981	Assistant Counsel (since 2014)	Counsel, PLIC (since 2013) Prior thereto, Attorney in Private Practice

Adam U. Shaikh Des Moines, IA 50392 1972	Assistant Counsel (since 2006)	Counsel, PFD (2006-2013) Counsel, PLIC Counsel, PMC (2007-2013, 2014-present) Counsel, PSI (2007-2013) Counsel, PSS (2007-2013)

Dan L. Westholm Des Moines, IA 50392 1966	Assistant Treasurer (since 2006)
Assistant Vice President/Treasury, PFA (since 2013)
Director-Treasury, PFA (2011-2013)
Assistant Vice President/Treasury, PFD (since 2013)
Director-Treasury, PFD (2011-2013)
Assistant Vice President/Treasury, PLIC (since 2014)
Director-Treasury, PLIC (2007-2014)
Director-Treasury, PMC (2003-2013)
Assistant Vice President/Treasury, PMC (since 2013)
Assistant Vice President/Treasury, PSI (since 2013)
Director-Treasury, PSI (2011-2013)
Assistant Vice President/Treasury, PSS (since 2013)
Director-Treasury, PSS (2007-2013)

Beth C. Wilson Des Moines, IA 50392 1956	Vice President and Secretary (since 2007)	Director and Secretary-Funds, PLIC Vice President, PMC (2007-2013)

Clint Woods Des Moines, IA 50392 1961	Vice President (since 2016) Counsel (since 2015)
Vice President, Associate General Counsel, Governance Officer, and Assistant Corporate Secretary, PLIC (since 2015)
Assistant General Counsel, Assistant Corporate Secretary, and Governance Officer, PLIC (2013-2015)
Associate General Counsel, AEGON (2003-2012)

**    Abbreviations used:

•	AEGON USA Investment Management, LLC (AEGON)

•	Finisterre Capital LLP (Finisterre)

•	Origin Asset Management LLP (Origin)

•	Post Advisory Group, LLC (Post)

•	Principal Financial Advisors, Inc. (PFA)

•	Principal Securities, Inc. (PSI) formerly Princor Financial Services Corporation

•	Principal Funds Distributor, Inc. (PFD)

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•	Principal Global Investors, LLC (PGI)

•	Principal Life Insurance Company (PLIC)

•	Principal Management Corporation (PMC)

•	Principal Real Estate Investors, LLC (Principal-REI)

•	Principal Shareholder Services, Inc. (PSS)

•	Spectrum Asset Management, Inc. (Spectrum)

•	Transamerica Asset Management, Inc. (TAM)

•	Transamerica Asset Management Group (TAMG)
The following tables set forth the aggregate dollar range of the equity securities of the investment companies within the Fund Complex which were beneficially owned by the Directors as of December 31, 2016. As of that date, Directors did not own shares of Accounts not listed.
For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Directors who are “interested persons” are eligible to participate in an employee benefit program which invests in Principal Funds, Inc. Directors who beneficially owned shares of the series of the Principal Variable Contracts Funds, Inc. did so through variable life insurance and variable annuity contracts. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

A	$0

B	$1 up to and including $10,000

C	$10,001 up to and including $50,000

D	$50,001 up to and including $100,000

E	$100,001 or more

Independent Directors (not Considered to be "Interested Persons")

PVC Account *	Ballantine	Barnes	Damos	Grimmett	Hirsch	Huang	McMillan	Nickels
SAM Strategic Growth	A	A	A	A	A	A	A	A
Total Fund Complex	E	E	E	E	E	E	E	E
*    Directors own shares of Principal Variable Contracts Funds, Inc. through variable annuity contracts or variable life policies.
Directors Considered to be "Interested Persons"

PVC Account *	Beer	Everett
SAM Strategic Growth	E	A
Total Fund Complex	E	E
* Directors own shares of Principal Variable Contracts Funds, Inc. through variable annuity contracts or variable life policies.
Compensation. The Fund does not pay any remuneration to its Directors or officers who are employed by the Manager or its affiliates. The Fund's Board of Directors annually considers a proposal to reimburse the Manager for certain expenses, including a portion of the Chief Compliance Officer's compensation. If the proposal is adopted, these amounts are allocated across all Funds based on relative net assets of each portfolio.
Each Director who is not an “interested person” received compensation for service as a member of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount, the number of meetings attended, and expenses incurred. Director compensation and related expenses are allocated to each of the Accounts based on the net assets of each relative to combined net assets of all of the investment companies sponsored by Principal Life.

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The following table provides information regarding the compensation received by the Independent Directors from the Fund and from the Fund Complex during the fiscal year ended December 31, 2016. On that date, there were 3 funds (with a total of 126 portfolios) in the Fund Complex. The Fund does not provide retirement benefits to any of the Directors.

Director	The Fund*	Fund Complex
Elizabeth Ballantine	$23,387	$264,300
Leroy Barnes	$24,524	$275,250
Craig Damos	$25,305	$286,200
Mark A. Grimmett	$27,486	$308,500
Fritz Hirsch	$25,816	$289,750
Tao Huang	$24,479	$274,750
Karen ("Karrie") McMillan	$24,013	$269,500
Elizabeth A. Nickels	$23,967	$293,633

*	The Diversified Balanced Volatility Control and Diversified Growth Volatility Control Accounts are new since the most fiscal year ended December 31, 2016.
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Advisors
The Manager of the Fund is Principal Management Corporation (“PMC”), a wholly owned subsidiary of Principal Financial Services, Inc. PMC is an affiliate of Principal Life. The address of PMC is 711 High Street, Des Moines, IA 50392.
PMC was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.
PMC provides investment advisory services with respect to 10-30% of the assets of the LargeCap Growth Account I.
PMC provides investment advisory services to the Diversified Balanced, Diversified Balanced Managed Volatility, Diversified Growth, Diversified Growth Managed Volatility, and Diversified Income Accounts.
PMC also provides investment advisory services to each of the Diversified Balanced Volatility Control, Diversified Growth Volatility Control, and Principal LifeTime Accounts directly, while engaging a Sub-Advisor to assist in managing those Accounts.
The LargeCap Growth Account I participates in a cash management program, which is executed by PMC. Each Account in the cash management program invests its cash in money market investments and in stock index futures contracts reflecting the Account’s market capitalization to gain exposure to the market.
PMC has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of PMC to provide investment advisory services for a specific Account. For these services, PMC pays each Sub-Advisor a fee.

Sub-Advisor:	Brown Advisory, LLC (“Brown”) is a wholly-owned subsidiary of Brown Advisory Management, LLC.

Account(s):	a portion of the assets of LargeCap Growth I

Sub-Advisor:	Columbus Circle Investors ("CCI") is an affiliate of PGI, which is a member of Principal®.

Account(s):	LargeCap Growth

Sub-Advisor:	Edge Asset Management, Inc. ("Edge") is an affiliate of PMC and a member of Principal®.

Account(s):
Equity Income, Government & High Quality Bond, Income, Principal Capital Appreciation, Short-Term Income, SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income, and SAM Strategic Growth

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Sub-Advisor:
Mellon Capital Management Corporation (“Mellon Capital”) is directly owned by MBC Investments Corporation, a Delaware holding company. MBC Investments Corporation is directly owned by The Bank of New York Mellon Corporation.

Account(s):	Bond Market Index

Sub-Advisor:	Principal Global Investors, LLC (“PGI”), is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of PMC, and a member of Principal®.

Account(s):
Balanced, Core Plus Bond, Diversified International, International Emerging Markets, LargeCap S&P 500 Index, LargeCap Value, MidCap, Multi-Asset Income, Principal LifeTime Strategic Income, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime 2060, SmallCap, and a portion of the assets of Diversified Balanced Volatility Control, Diversified Growth Volatility Control, and LargeCap S&P 500 Managed Volatility Index

Sub-Advisor:	Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly owned subsidiary of Principal Life, an affiliate of PMC, and a member of Principal®.

Account(s):	Real Estate Securities

Sub-Advisor:	Spectrum Asset Management, Inc. ("Spectrum"), is an indirect subsidiary of Principal Life, an affiliate of PGI and a member of Principal®.

Account(s):	a portion of the assets of the LargeCap S&P 500 Managed Volatility Index

Sub-Advisor:	T. Rowe Price Associates, Inc. ("T. Rowe Price") is a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company.

Account(s):	a portion of the assets of LargeCap Growth I
Affiliated Persons of the Fund Who are Affiliated Persons of the Advisor
For information about affiliated persons of the Fund who are also affiliated persons of PMC or affiliated advisors, see the Interested Director and Officer tables in the “Leadership Structure and Board of Directors” section.
Codes of Ethics
The Fund, PMC, each of the Sub-Advisors, and PFD have adopted Codes of Ethics (“Codes”) under Rule 17j-1 of the 1940 Act. PMC and each Sub-Advisor have also adopted such a Code under Rule 204A-1 of the Investment Advisers Act of 1940. These Codes are designed to prevent, among other things, persons with access to information regarding the portfolio trading activity of an Account from using that information for their personal benefit. In certain circumstances, the Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Accounts. The Fund's Board of Directors reviews reports at least annually regarding the operation of the Code of Ethics of the Fund, PMC, PFD, and each of the Sub-Advisors. The Codes are on file with, and available from, the SEC. A copy of the Fund’s Code will also be provided upon request, which may be made by contacting the Fund.

47

Management Agreement
For providing the investment advisory services and specified other services, PMC, under the terms of the Management Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates. The management fee schedules for the Accounts are as follows (expressed as a percentage of average net assets):

	Net Asset Value of Account
Account	First $250 million	Next $250 million	Next $250 million	Next $250 million	Thereafter
Diversified International	0.85%	0.80%	0.75%	0.70%	0.65%
International Emerging Markets	1.25%	1.20%	1.15%	1.10%	1.05%
LargeCap Value	0.60%	0.55%	0.50%	0.45%	0.40%

	Net Asset Value of Account
Account	First $500 million	Next $500 million	Next $1 billion	Next $1 billion	Over $3 billion
LargeCap Growth	0.68%	0.63%	0.61%	0.56%	0.51%

	Net Asset Value of Account
Account	First $2 billion	Over $2 billion
Government & High Quality Bond	0.50%	0.45%
Income	0.50%	0.45%

Net Asset Value of Account
Account	Overall Fee
Bond Market Index	0.25%
Diversified Balanced	0.05%
Diversified Balanced Managed Volatility	0.05%
Diversified Balanced Volatility Control	0.12%
Diversified Growth	0.05%
Diversified Growth Managed Volatility	0.05%
Diversified Growth Volatility Control	0.12%
Diversified Income	0.05%
LargeCap S&P 500 Index	0.25%
LargeCap S&P 500 Managed Volatility Index	0.45%
Multi-Asset Income	0.03%
Principal LifeTime Strategic Income	0.00%
Principal LifeTime 2010	0.00%
Principal LifeTime 2020	0.00%
Principal LifeTime 2030	0.00%
Principal LifeTime 2040	0.00%
Principal LifeTime 2050	0.00%
Principal LifeTime 2060	0.00%

	Net Asset Value of Account
Account	First $200 million	Next $300 million	Over $500 million
Short-Term Income	0.50%	0.45%	0.40%

	Net Asset Value of Account
Account	First $500 million	Over $500 million
Principal Capital Appreciation	0.625%	0.50%

48

	Net Asset Value of Account
Account	First $1 billion	Over $1 billion
SAM Balanced*	0.25%	0.20%
SAM Conservative Balanced*	0.25%	0.20%
SAM Conservative Growth*	0.25%	0.20%
SAM Flexible Income*	0.25%	0.20%
SAM Strategic Growth*	0.25%	0.20%

*	Breakpoints are based on aggregate SAM Portfolio net assets.

	Net Asset Value of Account
Account	First $100 million	Next $100 million	Next $100 million	Next $100 million	Thereafter
Balanced	0.60%	0.55%	0.50%	0.45%	0.40%
Core Plus Bond	0.50%	0.45%	0.40%	0.35%	0.30%
Equity Income	0.60%	0.55%	0.50%	0.45%	0.40%
LargeCap Growth I	0.80%	0.75%	0.70%	0.65%	0.60%
MidCap	0.65%	0.60%	0.55%	0.50%	0.45%
Real Estate Securities	0.90%	0.85%	0.80%	0.75%	0.70%
SmallCap	0.85%	0.80%	0.75%	0.70%	0.65%
Except for certain Fund expenses set out below, PMC is responsible for expenses, administrative duties, and services including the following: expenses incurred in connection with the registration of the Fund and Fund shares with the SEC; office space, facilities, and costs of keeping the books of the Fund; compensation of all personnel who are officers and any directors who are also affiliated with PMC; fees for auditors and legal counsel; preparing and printing Fund prospectuses; and administration of shareholder accounts, including issuance, maintenance of open account system, dividend disbursement, reports to shareholders, and redemptions. However, some or all of these expenses may be assumed by Principal Life and some or all of the administrative duties and services may be delegated by PMC to Principal Life or affiliate thereof.
Each Account pays for certain corporate expenses incurred in its operation. Among such expenses, the Account pays brokerage commissions on portfolio transactions, transfer taxes and other charges and fees attributable to investment transactions, any other local, state, or federal taxes, fees, and expenses of all directors of the Fund who are not persons affiliated with PMC, interest, and fees for Custodian of the Account.
PMC has contractually agreed to limit the Fund’s expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) on certain share classes of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The expenses borne by PMC are subject to reimbursement by the Accounts through the fiscal year end, provided no reimbursement will be made if it would result in the Accounts' exceeding the total operating expense limits. The operating expense limits and the agreement terms are as follows:

Account	Class 1	Class 2	Expiration
Diversified Balanced Managed Volatility	N/A	0.31%	April 30, 2018
Diversified Balanced Volatility Control	N/A	0.39%	April 30, 2018
Diversified Growth Managed Volatility	N/A	0.31%	April 30, 2018
Diversified Growth Volatility Control	N/A	0.39%	April 30, 2018
International Emerging Markets	1.35%	1.60%	April 30, 2018
Multi-Asset Income	0.08%	0.33%	April 30, 2018
Principal LifeTime 2060	0.10%	N/A	April 30, 2018

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In addition, PMC has contractually agreed to limit certain of the Accounts' management fees . The expense limit will reduce the Accounts' Management Fees by the amounts listed below:

Account	Waiver	Expiration
LargeCap Growth Account I	0.016%	April 30, 2018
PMC has contractually agreed to reduce Short-Term Income Account's expenses by 0.01% through the period ending April 30, 2018.
PMC has voluntarily agreed to limit the expenses of Diversified Balanced Account, Diversified Growth Account, and Diversified Income Account by paying, if necessary, expenses normally payable by the Account, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.31% for such Accounts. The expense limits may be terminated at any time.

50

Fees paid for investment management services during the periods indicated were as follows:

Management Fees For Periods Ended December 31, (amounts in thousands)
Account	2016	2015		2014
Balanced	$255	$288		$306
Bond Market Index	5,110	4,635		3,743
Core Plus Bond	1,343	1,383		1,427
Diversified Balanced	534	519		468
Diversified Balanced Managed Volatility	77	59		20
Diversified Growth	1,687	1,543		1,275
Diversified Growth Managed Volatility	142	105		38
Diversified Income	114	92		69
Diversified International	2,176	2,979		3,990
Equity Income	2,641	2,854		3,108
Government & High Quality Bond	1,355	1,522		1,717
Income	1,219	1,364		1,419
International Emerging Markets	1,080	1,236		1,387
LargeCap Growth	721	841		764
LargeCap Growth I	1,854	1,873		1,861
LargeCap S&P 500 Index	5,367	4,961		4,203
LargeCap S&P 500 Managed Volatility Index	816	611		230
LargeCap Value	840	967		1,007
MidCap	3,218	3,579		3,417
Multi-Asset Income	20	—	(1)	n/a
Principal Capital Appreciation	972	825		242
Principal LifeTime 2010	2	14		15
Principal LifeTime 2020	9	61		66
Principal LifeTime 2030	5	36		34
Principal LifeTime 2040	20	14		12
Principal LifeTime 2050	1	7		7
Principal LifeTime 2060	—	1		—
Principal LifeTime Strategic Income	1	8		9
Real Estate Securities	1,448	1,440		1,304
SAM Balanced Portfolio	1,817	2,015		2,198
SAM Conservative Balanced Portfolio	472	498		511
SAM Conservative Growth Portfolio	673	690		648
SAM Flexible Income Portfolio	494	528		530
SAM Strategic Growth Portfolio	545	544		495
Short-Term Income	836	1,082		1,252
SmallCap	1,640	1,469		543
(1) Period from July 28, 2015, date operations commenced, through December 31, 2015.

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Sub-Advisory Agreements for the Accounts
PMC (and not the Fund) pays the sub-advisers fees determined pursuant to a sub-advisory Agreement with each sub-adviser, including those sub-advisers that are at least 95% owned, directly or indirectly, by PMC or its affiliates ("Wholly-Owned Sub-Advisers") and the other sub-advisers listed in the tables below. Fees paid to sub-advisers are individually negotiated between PMC and each sub-adviser and may vary.

Aggregate Fees Paid to Sub-Advisers (other than Wholly-Owned Sub-Advisors and Columbus Circle) for Fiscal Years Ended December 31 (dollar amounts in thousands)
Account	2016		2015		2014
	Dollar Amount	Percent of Average Daily Net Assets	Dollar Amount	Percent of Average Daily Net Assets	Dollar Amount	Percent of Average Daily Net Assets
Bond Market Index	$860,700	0.04%	$789,951	0.04%	$652,442	0.04%
LargeCap Growth I	$526,392	0.22%	$522,750	0.21%	$505,053	0.21%

Fees Paid to Columbus Circle for Fiscal Years Ended December 31 (dollar amounts in thousands)
Account	2016		2015		2014
	Dollar Amount	Percent of Average Daily Net Assets	Dollar Amount	Percent of Average Daily Net Assets	Dollar Amount	Percent of Average Daily Net Assets
LargeCap Growth (Columbus Circle)	$168,791	0.16%	$220,707	0.18%	$201,071	0.18%
Custodian
The custodian of the portfolio securities and cash assets of the Accounts is Bank of New York Mellon, One Wall Street, New York, NY 10286. The custodian performs no managerial or policy-making functions for the Accounts.
Transfer Agent
Principal Shareholder Services, Inc. (“PSS”) (620 Coolidge Drive, Suite 300, Folsom, CA 95630) provides transfer agency services for Principal Variable Contracts Funds, Inc. The Fund currently pays no fee for the services PSS provides to the Classes 1 and 2 shares pursuant to the Transfer Agency Agreement for Classes 1 and 2 shares.
MULTIPLE CLASS STRUCTURE
The Board of Directors has adopted a multiple class plan (the Multiple Class Plan) pursuant to SEC Rule 18f-3. The Accounts and the share classes they offer are identified in the chart in the “Fund History” section.
Classes 1 and 2 shares are available without any front-end sales charge or contingent deferred sales charge.
Distributor
Principal Funds Distributor, Inc. (“PFD” or the “Distributor”), a Washington corporation, serves as the Distributor for the Fund’s Classes 1 and 2 shares on a continuous basis. PFD is a registered broker-dealer under the Securities and Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
PFD is located at 620 Coolidge Drive, Suite 300, Folsom, CA 95630.
PFD serves as distributor to the Fund pursuant to a Distribution Agreement (“Distribution Agreement”), which provides that the Fund will pay all fees and expenses in connection with (1) the preparation and filing of registration statements (2) necessary state filings (3) preparation and distribution of prospectuses and shareholder reports to current shareholders, tax information, notices, proxy statements and proxies, (4) preparation and distribution of dividend and capital gain payments to shareholders, (5) issuance, transfer, registry and maintenance of open account charges and (6) communication with shareholders concerning these items. The Fund will also pay taxes including, in the case of redeemed shares, any initial transfer taxes unpaid. PFD will assume responsibility for (or will enter into arrangements providing for the payment of) the expense of printing prospectuses used for the solicitation of new accounts of the Fund. PFD will also pay (or will enter into arrangements providing for the payment of) the expenses of other sales literature for the Fund as well as other expenses in connection with the sale and offering for sale of Fund shares.

52

Pursuant to the Distribution Agreement, PFD acts as an agent of the Fund with respect to sales and repurchases of Fund shares in the various states PFD is qualified as a broker-dealer. PFD accepts orders for Fund shares at net asset value. Other than 12b-1 fees paid to PFD with respect Class 2 shares, no compensation is paid to PFD.
Rule 12b-1 Fees /Distribution Plans and Agreements
Class 2 shares of the Fund are subject to a Distribution Plan and Agreement (described below) sometimes referred to as a Rule 12b-1 Plan. Rule 12b-1 permits a fund to pay expenses associated with the distribution of its shares and for providing services to shareholders in accordance with a plan adopted by the Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholders of the Class 2 shares have approved and entered into a Distribution Plan and Agreement. The Fund believes the Distribution Plan and Agreement will be beneficial as it may position the Fund to be able to build and retain assets which will, in turn, have a beneficial effect on total expense ratios and provide flexibility in the management of the Fund by reducing the need to liquidate portfolio securities to meet redemptions. The Fund also believes the Plan will encourage registered representatives to provide ongoing servicing to the shareholders.
In adopting and annually approving continuation of the Plan, the Board of Directors (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act), hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plan would benefit the Accounts and the shareholders of the affected class. Pursuant to Rule 12b-1, information about revenues and expenses under the Plan is presented to the Board of Directors each quarter for its consideration in continuing the Plan. Continuance of the Plan must be approved by the Board of Directors, including a majority of the independent directors, annually. The Plan may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the Plan may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The Plan may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.
Payments under the 12b-1 plans will normally be made for accounts that are closed to new investors.
The Plan provides that each Account makes payments to the Distributor from assets of the Class 2 shares to compensate the Distributor and other selling dealers, various banks, broker-dealers, and other financial intermediaries, for providing certain distribution services and shareholder services. Such services may include, but are not limited to:

•	formulation and implementation of marketing and promotional activities;

•	preparation, printing, and distribution of sales literature;

•	preparation, printing, and distribution of prospectuses and the Account reports to other than existing shareholders;

•	obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;

•	making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and

•	providing training, marketing, and support with respect to the sale of shares.
The Account pays the Distributor a fee after the end of each month at an annual rate of 0.25% of the daily net asset value of the assets attributable to the Class 2 shares.
The Distributor may remit on a continuous basis up to 0.25% to its registered representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.
If the Distributor’s actual expenses are less than the Rule 12b-1 fee it receives, the Distributor is entitled to retain the full amount of the fees.

53

The following 12b-1 payments were made to Principal Funds Distributor, Inc. for the period ending December 31, 2016:

Account	12b-1 Fees (in thousands)
Core Plus Bond	$—
Diversified Balanced	2,670
Diversified Balanced Managed Volatility	384
Diversified Growth	8,436
Diversified Growth Managed Volatility	709
Diversified Income	568
Diversified International	3
Equity Income	59
Government & High Quality Bond	6
Income	7
International Emerging Markets	—
LargeCap Growth	3
LargeCap Growth I	1
LargeCap S&P 500 Index	1
LargeCap Value	—
MidCap	37
Multi-Asset Income	25
Principal Capital Appreciation	19
Principal LifeTime 2020	—
Principal LifeTime 2030	—
Principal LifeTime 2040	—
Principal LifeTime 2050	—
Real Estate Securities	7
SAM Balanced Portfolio	241
SAM Conservative Balanced Portfolio	44
SAM Conservative Growth Portfolio	262
SAM Flexible Income Portfolio	51
SAM Strategic Growth Portfolio	244
Short-Term Income	5
SmallCap	11
INTERMEDIARY COMPENSATION
As of the date of this SAI, the Distributor anticipates that the firms that will receive additional payments for distribution of the applicable variable annuities and variable life insurance contracts that include shares of the Accounts as investment options, or for the distribution of the Accounts to retirement plans, or for administrative services (other than Rule 12b-1 fees and the reimbursement of costs, such as those associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses) include, but are not necessarily limited to, the following:
American General Life Insurance Company
Principal Life Insurance Company
The United States Life Insurance Company in the City of New York
To obtain a current list of such firms, call 1-800-222-5852.
See the Distribution Plan and Additional Information Regarding Intermediary Compensation section of the Prospectus for additional information.

54

BROKERAGE ALLOCATION AND OTHER PRACTICES
Brokerage on Purchases and Sales of Securities
All orders for the purchase or sale of portfolio securities are placed on behalf of an Account by PMC, or by the Account’s Sub-Advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Account, the objective of PMC and of each Account’s Sub-Advisor is to obtain the best overall terms. In pursuing this objective, PMC or the Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that PMC or a Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when PMC or the Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction, b) the quality of the execution provided, and c) the level of commissions paid relative to commissions paid by other institutional investors. Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which PMC or the Sub-Advisor exercises investment discretion. The Board has also adopted a policy and procedure designed to prevent the Accounts from compensating a broker/dealer for promoting or selling Account shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Account shares. Therefore, PMC or the Sub-Advisor may not compensate a broker/dealer for promoting or selling Account shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Account shares. PMC or a Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.
PMC or a Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy, performance of client accounts, and access to research analysts, corporate management personnel, and industry experts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions or terms that are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the sub-advisor's overall responsibilities to the accounts under its management. PMC or a Sub-Advisor generally pays additional commission amounts for such research services. Statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and PMC or a Sub-Advisor may use it in servicing some or all of the accounts it manages. PMC and the Sub-Advisors allocated portfolio transactions for the Accounts indicated in the following table to certain brokers for the year ended December 31, 2016 due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

Account	Amount of Transactions because of Research Services Provided	Related Commissions Paid
Balanced	$4,960,775	$2,914
Diversified International	86,949,096	79,070
Equity Income	76,522,566	52,623
International Emerging Markets	46,088,584	80,234
LargeCap Growth	24,818,610	24,383
LargeCap Growth I	27,906,263	7,563
LargeCap S&P 500 Index	1,488,222	863
LargeCap S&P 500 Managed Volatility Index	9,248,971	1,368
LargeCap Value	74,859,737	44,498
MidCap	54,302,392	34,945
Principal Capital Appreciation	34,898,115	20,180
Real Estate Securities	25,569,829	27,518
SmallCap	71,629,562	75,082

55

Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby an Account may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or PMC, participates. These procedures prohibit an Account from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Account could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.
The Board has approved procedures that permit an Account to effect a purchase or sale transaction between the Account and any other affiliated investment company or between the Account and affiliated persons of the Account under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.
The Board has also approved procedures that permit an Account’s Sub-Advisor(s) to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees, or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board receives quarterly reports of all transactions completed pursuant to the Account’s procedures.
Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Account paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.
The Board has approved procedures whereby an Account may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to an Account. It provides a way to gain control over the commission expenses incurred by an Account’s Manager and/or Sub-Advisor, which can be significant over time, and thereby reduces expenses, improves cash flow and conserves assets. An Account can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Accounts may participate in a program through a relationship with Russell Investments Implementation Services, LLC. From time to time, the Board reviews whether participation in the recapture program is in the best interest of the Accounts.

56

The following table shows the brokerage commissions paid during the periods indicated.

Total Brokerage Commissions Paid for Periods Ended December 31
Fund	2016	2015	2014
Balanced	$20,418	$24,169	$39,484
Core Plus Bond	—	—	124
Diversified International	337,432	445,578	786,233
Equity Income	119,404	85,597	168,673
International Emerging Markets	348,352	316,865	447,040
LargeCap Growth	102,932	61,985	95,800
LargeCap Growth I	53,553	54,005	62,376
LargeCap S&P 500 Index	23,453	49,633	32,170
LargeCap S&P 500 Managed Volatility Index	3,471	10,970	14,461
LargeCap Value	192,765	173,585	234,353
MidCap	141,873	206,255	179,276
Principal Capital Appreciation	62,581	39,396	4,979
Real Estate Securities	100,170	47,176	49,395
Sam Balanced Portfolio	2,991	—	—
Sam Conservative Balanced Portfolio	1,030	—	—
Sam Conservative Growth Portfolio	1,182	—	—
Sam Flexible Income Portfolio	749	—	—
Sam Strategic Growth Portfolio	2,647	—	—
SmallCap	301,857	224,903	110,153
The primary reasons for changes in several Accounts’ brokerage commissions for the three years were changes in Account size; changes in market conditions; and changes in money managers of certain Accounts, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.
Brokerage commissions from the portfolio transactions effected for the Accounts were paid to brokers affiliated with PMC or its Sub-Advisors for the fiscal years ended December 31 as follows:

Account	Sub-Advisor Employed by the Fund Complex	Affiliated Broker	2016 Account's Total Commissions Paid	% of Account's Total Commissions	% of Dollar Amount of Account's Commissionable Transactions
Balanced
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	921	4.51%	5.11%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	540	2.64%	1.25%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities	945	4.63%	4.58%
	American Century Investment Management, Inc.	Nomura Securities International, Inc.	145	0.71%	0.50%
	Baird Investment Management	Robert W. Baird & Co.	414	2.03%	2.01%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	366	1.79%	3.89%
	Analytic Investors, LLC	Wells Fargo Securities, LLC	128	0.63%	0.38%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	20	0.10%	0.09%
Total			$3,479	17.04%	17.81%

57

Diversified International
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$248	0.07%	0.12%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	23,379	6.93%	7.35%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities	27,767	8.23%	7.49%
American Century Investment Management, Inc.	Nomura Securities International, Inc.	14,131	4.19%	4.29%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	1,583	0.47%	0.93%
Total		$67,108	19.89%	20.18%
Equity Income
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$23,117	19.36%	23.83%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities	1,637	1.37%	1.40%
American Century Investment Management, Inc.	Nomura Securities International, Inc.	36,651	30.70%	25.29%
Baird Investment Management	Robert W. Baird & Co.	1,686	1.41%	1.25%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	7,857	6.58%	4.07%
Analytic Investors, LLC	Wells Fargo Securities, LLC	614	0.51%	0.60%
Total		$71,562	59.93%	56.44%
International Emerging Markets
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$297	0.09%	0.43%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	28,956	8.31%	7.45%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities	26,033	7.47%	7.96%
American Century Investment Management, Inc.	Nomura Securities International, Inc.	5,800	1.66%	2.09%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	1,104	0.32%	0.31%
Total		$62,190	17.85%	18.24%
LargeCap Growth
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	88	0.09%	0.25%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities	3,963	3.85%	3.79%
American Century Investment Management, Inc.	Nomura Securities International, Inc.	3,617	3.51%	2.07%
Baird Investment Management	Robert W. Baird & Co.	2,713	2.64%	2.65%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	2,697	2.62%	4.80%
Analytic Investors, LLC	Wells Fargo Securities, LLC	3,982	3.87%	4.37%
William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	1,228	1.19%	1.95%
Total		$18,288	17.77%	19.88%
LargeCap Growth I
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$51	0.10%	0.22%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	1,361	2.54%	1.83%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities	5,665	10.58%	10.63%
Loomis, Sayles & Company, L.P.	Natixis Securities Americas, LLC	18	0.03%	0.04%
American Century Investment Management, Inc.	Nomura Securities International, Inc.	27	0.05%	0.02%
Baird Investment Management	Robert W. Baird & Co.	1,508	2.82%	1.43%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	3,732	6.97%	5.58%
Analytic Investors, LLC	Wells Fargo Securities, LLC	409	0.76%	0.70%
William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	1,948	3.64%	2.56%
Total		$14,719	27.49%	23.01%

58

LargeCap S&P 500 Index
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$1,655	7.06%	0.98%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities	12,724	54.25%	49.43%
Total		$14,379	61.31%	50.41%
LargeCap S&P 500 Managed Volatility Index
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	190	5.49%	3.20%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	1,075	30.96%	30.25%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	1	0.00%	0.00%
Total		$1,266	36.45%	33.45%
LargeCap Value
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	13,988	7.26%	10.32%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	7,439	3.86%	2.44%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities	8,733	4.53%	5.61%
American Century Investment Management, Inc.	Nomura Securities International, Inc.	1,851	0.96%	1.21%
Baird Investment Management	Robert W. Baird & Co.	5,515	2.86%	1.91%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	2,575	1.34%	2.62%
Analytic Investors, LLC	Wells Fargo Securities, LLC	2,791	1.45%	1.30%
William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	646	0.34%	0.43%
Total		$43,538	22.60%	25.84%
MidCap
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	8,689	6.12%	9.12%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	5,013	3.53%	2.71%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities	8,816	6.21%	4.94%
American Century Investment Management, Inc.	Nomura Securities International, Inc.	2,181	1.54%	0.91%
Baird Investment Management	Robert W. Baird & Co.	3,217	2.27%	2.05%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	576	0.41%	0.40%
Analytic Investors, LLC	Wells Fargo Securities, LLC	306	0.22%	0.21%
William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	6,552	4.62%	3.96%
Total		$35,350	24.92%	24.30%
Principal Capital Appreciation
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$12,142	19.40%	23.64%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	153	0.24%	0.30%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities	1,975	3.16%	3.24%
American Century Investment Management, Inc.	Nomura Securities International, Inc.	9,448	15.10%	13.44%
Baird Investment Management	Robert W. Baird & Co.	1,517	2.42%	2.01%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	2,891	4.62%	3.86%
Analytic Investors, LLC	Wells Fargo Securities, LLC	299	0.48%	0.43%
Total		$28,425	45.42%	46.92%

59

Real Estate Securities
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$3,030	3.03%	3.71%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	1,268	1.27%	1.93%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities	8,871	8.86%	6.87%
American Century Investment Management, Inc.	Nomura Securities International, Inc.	1,767	1.76%	2.32%
Baird Investment Management	Robert W. Baird & Co.	1,380	1.38%	0.81%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	3,851	3.84%	7.83%
Analytic Investors, LLC	Wells Fargo Securities, LLC	1,730	1.73%	1.39%
William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	634	0.63%	0.66%
Total		$22,531	22.50%	25.52%
SmallCap
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$22,085	7.32%	9.84%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	13,068	4.33%	4.06%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities	15,475	5.13%	5.89%
American Century Investment Management, Inc.	Nomura Securities International, Inc.	6,358	2.11%	2.38%
Baird Investment Management	Robert W. Baird & Co.	12,804	4.24%	3.60%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	14,519	4.81%	5.99%
Analytic Investors, LLC	Wells Fargo Securities, LLC	1,966	0.65%	0.84%
William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	971	0.32%	0.47%
Total		$87,246	28.91%	33.07%

Account	Sub-Advisor Employed by the Fund Complex	Affiliated Broker	2015 Account's Total Commissions Paid	% of Account's Total Commissions	% of Dollar Amount of Account's Commissionable Transactions
Balanced
	Goldman Sachs Asset Management, L.P.	BIDS Trading L.P.	$1	0.00%	0.00%
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	2,753	11.39%	12.96%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	1,156	4.78%	4.73%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	972	4.02%	2.37%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	989	4.09%	1.89%
	Baird Investment Management	Robert W. Baird & Co.	408	1.69%	0.71%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	721	2.99%	4.95%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	14	0.06%	0.04%
Total			$7,014	29.02%	27.65%
Diversified International
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$241	0.06%	0.07%
	American Century Investment Management, Inc.	CIBC World Markets Corp.	1,351	0.30%	0.40%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	38,893	8.73%	10.47%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	22,650	5.08%	4.05%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	52,073	11.69%	10.66%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	1,206	0.27%	0.59%
Total			$116,414	26.13%	26.24%

60

Equity Income
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$10,263	11.99%	15.63%
American Century Investment Management, Inc.	CIBC World Markets Corp.	641	0.75%	0.13%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	1,602	1.87%	1.47%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	1,801	2.10%	1.85%
Baird Investment Management	Robert W. Baird & Co.	925	1.08%	1.30%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	10,088	11.79%	13.17%
Total		$25,320	29.58%	33.55%
International Emerging Markets
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$304	0.10%	0.42%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	22,261	7.02%	5.64%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	24,267	7.66%	6.93%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	34,410	10.86%	10.71%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	875	0.28%	0.37%
Total		$82,117	25.92%	24.07%
LargeCap Growth
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	1,476	2.38%	3.27%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	6,573	10.60%	7.76%
Baird Investment Management	Robert W. Baird & Co.	520	0.84%	0.44%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	801	1.29%	2.76%
William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	945	1.53%	2.21%
Total		$10,315	16.64%	16.44%
LargeCap Growth I
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$49	0.09%	0.12%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	1,035	1.92%	1.99%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	4,088	7.57%	6.64%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	6,495	12.03%	11.97%
Baird Investment Management	Robert W. Baird & Co.	990	1.83%	1.14%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	3,080	5.70%	5.13%
William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	1,008	1.87%	1.18%
Total		$16,745	31.01%	28.17%
LargeCap S&P 500 Index
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$873	1.76%	0.56%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	1	0.00%	0.00%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	24	0.05%	0.01%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	58	0.12%	0.18%
Total		$956	1.93%	0.75%
LargeCap S&P 500 Managed Volatility Index
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	185	1.69%	2.12%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	6	0.06%	0.10%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	4,858	44.29%	42.16%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	8	0.07%	0.11%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	1	0.00%	0.00%
Total		$5,058	46.11%	44.49%
61

LargeCap Value
Goldman Sachs Asset Management, L.P.	BIDS Trading L.P.	$16	0.01%	0.01%
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	11,316	6.52%	12.64%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	9,471	5.46%	4.76%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	14,843	8.55%	6.29%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	11,361	6.55%	3.77%
Baird Investment Management	Robert W. Baird & Co.	2,438	1.40%	1.17%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	3,393	1.95%	2.72%
William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	237	0.14%	0.09%
Total		$53,075	30.58%	31.45%
MidCap
Goldman Sachs Asset Management, L.P.	BIDS Trading L.P.	$363	0.18%	0.22%
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	25,294	12.26%	20.50%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	9,996	4.85%	4.00%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	5,108	2.48%	3.39%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	9,949	4.82%	3.89%
Baird Investment Management	Robert W. Baird & Co.	4,840	2.35%	2.13%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	1,524	0.74%	0.76%
William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	5,024	2.43%	1.83%
Total		$62,098	30.11%	36.72%
Principal Capital Appreciation
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$4,209	10.68%	15.69%
American Century Investment Management, Inc.	CIBC World Markets Corp.	95	0.24%	0.22%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	157	0.40%	0.36%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	433	1.10%	1.44%
Baird Investment Management	Robert W. Baird & Co.	1,918	4.87%	2.91%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	1,133	2.88%	3.78%
Total		$7,945	20.17%	24.40%
Real Estate Securities
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$5,945	12.60%	18.83%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	1,029	2.18%	1.46%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	1,179	2.50%	3.63%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	2,847	6.03%	5.33%
Baird Investment Management	Robert W. Baird & Co.	1,128	2.39%	1.29%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	2,503	5.31%	9.96%
William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	90	0.19%	0.87%
Total		$14,721	31.20%	41.37%
SmallCap
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$8,040	3.57%	3.21%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	10,437	4.64%	4.44%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	10,132	4.50%	4.17%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	10,428	4.64%	3.44%
Baird Investment Management	Robert W. Baird & Co.	7,671	3.41%	1.95%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	7,421	3.30%	5.23%
William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	417	0.19%	0.18%
Total		$54,546	24.25%	22.62%

62

Account	Sub-Advisor Employed by the Fund Complex	Affiliated Broker	2014 Account's Total Commissions Paid	% of Account's Total Commissions	% of Dollar Amount of Account's Commissionable Transactions
Balanced
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$3,720	9.42%	13.57%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	2,032	5.15%	4.65%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	584	1.48%	1.96%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	929	2.35%	2.43%
	Baird Investment Management	Robert W. Baird & Co.	367	0.93%	0.81%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	1,616	4.09%	6.38%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	75	0.19%	0.16%
Total			$9,323	23.61%	29.96%
Diversified International
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$282	0.04%	0.11%
	American Century Investment Management , Inc.	CIBC World Markets Corp.	3,690	0.47%	0.83%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	68,378	8.70%	8.52%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	42,841	5.45%	4.39%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	60,543	7.70%	8.81%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	3,057	0.39%	0.79%
Total			$178,791	22.75%	23.45%
Equity Income
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$45,868	27.19%	20.12%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	3,031	1.80%	1.87%
	Baird Investment Management	Robert W. Baird & Co.	1,632	0.97%	1.41%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	9,767	5.79%	5.30%
Total			$60,298	35.75%	28.70%
International Emerging Markets
	Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$5	0.00%	0.00%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	31,920	7.14%	7.57%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	31,397	7.02%	6.69%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	38,232	8.55%	9.09%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	252	0.06%	0.12%
Total			$101,806	22.77%	23.47%
LargeCap Growth
	Goldman Sachs Asset Management, L.P.	BIDS Trading L.P.	$396	0.41%	0.65%
	Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	1,661	1.73%	1.08%
	Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	1,241	1.30%	1.10%
	J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	4,473	4.67%	4.91%
	Baird Investment Management	Robert W. Baird & Co.	1,998	2.09%	2.18%
	AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	551	0.57%	0.30%
	William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	719	0.75%	1.50%
Total			$11,039	11.52%	11.72%

63

LargeCap Growth I
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$1,942	3.11%	1.90%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	1,902	3.05%	3.73%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	5,306	8.51%	5.95%
Guggenheim Partners Investment Management, LLC	Guggenheim Securities, LLC	69	0.11%	0.08%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	5,638	9.04%	6.79%
Baird Investment Management	Robert W. Baird & Co.	1,549	2.48%	1.24%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	2,150	3.45%	3.09%
William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	1,063	1.70%	0.90%
Total		$19,619	31.45%	23.68%
LargeCap S&P 500 Index
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$999	3.11%	0.56%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	159	0.49%	0.06%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	7,769	24.15%	26.04%
Total		$8,927	27.75%	26.66%
LargeCap S&P 500 Managed Volatility Index
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$186	1.29%	1.60%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	1,962	13.57%	13.82%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	1	0.01%	0.00%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	3,054	21.12%	19.87%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	50	0.35%	0.49%
Total		$5,253	36.34%	35.78%
LargeCap Value
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$22,949	9.79%	17.84%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	3,408	1.45%	2.22%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	2,927	1.25%	2.02%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	14,923	6.37%	3.46%
Baird Investment Management	Robert W. Baird & Co.	5,475	2.34%	2.08%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	8,625	3.68%	5.13%
William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	774	0.33%	0.22%
Total		$59,081	25.21%	32.97%
MidCap
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$26,870	14.99%	22.97%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	10,578	5.90%	4.93%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	3,358	1.87%	1.37%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	3,519	1.96%	1.27%
Baird Investment Management	Robert W. Baird & Co.	3,676	2.05%	1.39%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	4,179	2.33%	2.35%
William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	4,273	2.38%	1.92%
Total		$56,453	31.48%	36.20%
Principal Capital Appreciation
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$384	7.71%	12.02%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	25	0.51%	0.05%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	49	0.99%	1.69%
Baird Investment Management	Robert W. Baird & Co.	120	2.42%	1.79%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	18	0.37%	0.63%
Total		$596	12.00%	16.18%

64

Real Estate Securities
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	$2,725	5.52%	5.15%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	2,478	5.02%	7.70%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	1,528	3.09%	1.91%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	885	1.79%	2.22%
Baird Investment Management	Robert W. Baird & Co.	2,056	4.16%	2.55%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	123	0.25%	0.59%
Total		$9,795	19.83%	20.12%
SmallCap
Goldman Sachs Asset Management, L.P.	BIDS Trading L.P.	$38	0.03%	0.01%
Mellon Capital Management Corporation	ConvergEx Execution Solutions, LLC	2,481	2.25%	2.94%
Credit Suisse Asset Management, LLC	Credit Suisse, Inc.	9,325	8.47%	9.15%
Goldman Sachs Asset Management, L.P.	Goldman Sachs & Co.	7,543	6.85%	6.90%
J.P. Morgan Investment Management, Inc.	J.P. Morgan Securities LLC	4,757	4.32%	3.57%
Baird Investment Management	Robert W. Baird & Co.	1,982	1.80%	3.73%
AllianceBernstein L.P.	Sanford C. Bernstein & Co., LLC	392	0.36%	0.90%
William Blair & Company, L.L.C.	William Blair & Company, L.L.C.	38	0.03%	0.03%
Total		$26,556	24.11%	27.23%
Material differences, if any, between the percentage of an Account’s brokerage commissions paid to a broker and the percentage of transactions effected through that broker reflect the commission rates the Sub-Advisor has negotiated with the broker. Commission rates a Sub-Advisor pays to brokers may vary and reflect such factors as the trading volume placed with a broker, the type of security, the market in which a security is traded and the trading volume of that security, the types of services provided by the broker (i.e. execution services only or additional research services) and the quality of a broker’s execution.
The following table indicates the value of each Account’s aggregate holdings, in thousands, of the securities of Principal Variable Contracts Funds, Inc. regular brokers or dealers for the fiscal year ended December 31, 2016.

Holdings of Securities of Principal Variable Contracts Funds, Inc. Regular Brokers and Dealers
Account	Broker or Dealer	Holdings (in thousands)
Balanced Account	Bank of America Corp	524
	Bank of New York Mellon Corp/The	48
	Citigroup Inc	283
	Goldman Sachs Group Inc/The	271
	Morgan Stanley	669
	UBS AG	72
	Wells Fargo & Co	233
Bond Market Index Account	Bank of America Corp	12,176
	Citigroup Inc	12,566
	Credit Suisse AG	2,767
	Deutsche Bank AG	1,026
	Goldman Sachs Group Inc/The	10,649
	Morgan Stanley	11,349
	Nomura Holdings Inc	649
	UBS AG	2,594
	Wells Fargo & Co	11,278

65

Holdings of Securities of Principal Variable Contracts Funds, Inc. Regular Brokers and Dealers
Account	Broker or Dealer	Holdings (in thousands)
Core Plus Bond Account	Bank of America Corp	3,901
	Bank of New York Mellon Corp/The	1,230
	Citigroup Inc	3,409
	Credit Suisse AG	257
	Goldman Sachs Group Inc/The	3,409
	Morgan Stanley	5,320
	UBS AG	2,695
	Wells Fargo & Co	2,987
Equity Income Account	Wells Fargo & Co	9,315
Government & High Quality Bond Account	Citigroup Inc	1,396
Income Account	Bank of America Corp	2,872
	Bank of New York Mellon Corp/The	482
	Citigroup Inc	2,060
	Goldman Sachs Group Inc/The	2,170
	Morgan Stanley	2,124
	Wells Fargo & Co	2,090
LargeCap Growth Account I	Morgan Stanley	2,858
LargeCap S&P 500 Index Account	Bank of America Corp	25,677
	Bank of New York Mellon Corp/The	5,760
	Citigroup Inc	19,473
	Goldman Sachs Group Inc/The	10,181
	Morgan Stanley	7,005
	Wells Fargo & Co	28,641
LargeCap S&P 500 Managed Volatility Index Account	Bank of America Corp	2,119
	Bank of New York Mellon Corp/The	475
	Citigroup Inc	1,607
	Goldman Sachs Group Inc/The	840
	Morgan Stanley	578
	Wells Fargo & Co	2,363
LargeCap Value Account	Bank of America Corp	4,091
	Citigroup Inc	446
	Morgan Stanley	4,094
	Wells Fargo & Co	1,124
Principal Capital Appreciation Account	Goldman Sachs Group Inc/The	1,090
	Wells Fargo & Co	3,300
Short-Term Income Account	Bank of America Corp	4,713
	Bank of New York Mellon Corp/The	1,976
	Citigroup Inc	1,906
	Credit Suisse AG	14
	Goldman Sachs Group Inc/The	2,669
	Morgan Stanley	3,678
	Wells Fargo & Co	2,316

66

Allocation of Trades
By the Manager (“PMC”). PMC shares a common trading platform and personnel that perform trade-related functions with Principal Global Investors (“PGI”) and, where applicable, PMC and PGI coordinate trading activities on behalf of their respective clients. Such transactions are executed in accordance with the firms’ trading policies and procedures, including, but not limited to trade allocations and order aggregation, purchase of new issues, and directed brokerage. PMC acts as discretionary investment adviser for registered investment companies and PGI acts as investment adviser for a variety of individual accounts, ERISA accounts, mutual funds, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.
If, in carrying out the investment objectives of their respective clients, occasions arise in which PMC and PGI deem it advisable to purchase or sell the same equity securities for two or more client accounts at the same or approximately the same time, PMC and PGI may submit the orders to purchase or sell to a broker/dealer for execution on an aggregate or "bunched" basis. PMC and PGI will not aggregate orders unless it believes that aggregation is consistent with (1) its duty to seek best execution and (2) the terms of its investment advisory agreements. In distributing the securities purchased or the proceeds of sale to the client accounts participating in a bunched trade, no advisory account will be favored over any other account and each account that participates in an aggregated order will participate at the average share price for all transactions of PMC and PGI relating to that aggregated order on a given business day, with all transaction costs relating to that aggregated order shared on a pro rata basis.
PMC provides investment advice to the Diversified Balanced Volatility Control, Diversified Growth Volatility Control, and Principal LifeTime Accounts, and PGI assists PMC in managing these Accounts. PMC provides investment advice for other funds of funds, too (for example the Diversified Balanced, Diversified Balanced Managed Volatility, Diversified Growth, Diversified Growth Managed Volatility, Multi-Asset Income and Diversified Income Accounts). Conflicts may arise in connection with the services PMC provides to funds of funds with respect to asset class and target weights for each asset class and investments made in underlying mutual funds. PMC also provides investment advisory services to Accounts that have multiple investment advisers (“Multi-Managed Accounts”). These services include determining the portion of a Multi-Managed Account’s portfolio to be allocated to an adviser. Conflicts may arise in connection with the services PMC and PGI provide these Accounts for the following reasons:

•
PMC serves as the investment adviser to the underlying mutual funds in which the funds of funds invest, and PGI or an affiliated investment adviser may serve as sub-adviser to the mutual funds in which Principal LifeTime Accounts or other funds of funds may invest. This raises a potential conflict because PMC’s or an affiliated company’s profit margin may vary depending upon the underlying fund in which the funds of funds invest;

•
PMC or an affiliated person may serve as investment adviser to a portion of a Multi-Managed Account. This raises a potential conflict because PMC’s or an affiliated investment adviser’s profit margin may vary depending on the extent to which a Multi-Managed Account’s assets are managed by PMC or allocated to an affiliated adviser.

•
A sub-advisor may determine that the asset class PVC has hired it to manage (for example, small capitalization growth stocks) can be managed effectively only by limiting the amount of money devoted to the purchase of securities in the asset class. In such a case, a sub-advisor may impose a limit on the amount of money PVC may place with the sub-advisor for management. When a sub-advisor for two or more PVC Accounts imposes such a limit, PMC and/or the sub-advisor may need to determine which Account will be required to limit its investment in the asset class and the degree to which the Account will be so limited. PMC and the sub-advisor may face a conflict of interest in making its determination.

67

In order to limit the appearance of conflicts of interest and the opportunity for events that could trigger an actual conflict of interest, PMC and/or PGI does the following:

•
Maintains a documented, systematic methodology for determining into which mutual funds the Principal LifeTime Accounts and other funds of funds invest that does not give undue consideration to the impact to PMC, PGI, or affiliates.

•
Maintains a documented, systematic methodology for determining the portions of a Multi-Managed Account to be allocated to a sub-adviser that does not give undue consideration to the impact to PMC or its affiliates;

•
Reminds its investment personnel who provide services to the Principal LifeTime Accounts, other funds of funds, or Multi-Managed Accounts of PMC’s inherent conflicts of interest, and PMC’s duties of loyalty and care as a fiduciary, and obtains a quarterly written affirmation from each portfolio manager that he/she has employed the applicable methodology in good faith in making investment decisions during the preceding quarter; and

•
PMC’s Investment Oversight and Risk Committee monitors the services provided to the Principal LifeTime Accounts, other funds of funds, and Multi-Managed Accounts to ensure such services conform to the applicable investment methodology, that undue consideration is not given to PMC or its affiliates, and that such services reflect PMC’s duties of loyalty and care as a fiduciary.

By the Sub-Advisors. The portfolio managers of each Sub-Advisor manage a number of accounts other than the Account's portfolios, including in some instances proprietary or personal accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies, allocating time and attention to account management, allocation of investment opportunities, knowledge of and timing of fund trades, selection of brokers and dealers, and compensation for the account. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and personal accounts and are designed to ensure that all clients and client accounts are treated fairly and equitably. These procedures include allocation policies and procedures, personal trading policies and procedures, internal review processes and, in some cases, review by independent third parties.
Investments the Sub-Advisor deems appropriate for the Account's portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Account's portfolio and other accounts. In such circumstances, the Sub-Advisor may determine that orders for the purchase or sale of the same security for the Account's portfolio and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Sub-Advisor to be equitable and in the best interests of the Account’s portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Account believes that its participation in such transactions on balance will produce better overall results for the Account.
Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM (Strategic Asset Management) Portfolios. Edge or an affiliate of Edge also serves as Sub-Advisor to some of the funds underlying the SAM Portfolios. Edge may, therefore, face conflicts of interest in fulfilling its responsibilities to the SAM Portfolios and underlying funds because Edge’s profit margin may vary depending on the underlying funds in which the SAM Portfolios invest. PMC and Edge are committed to minimizing the potential conflict of interest.
SHAREHOLDER RIGHTS
Each shareholder of an Account is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors, and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets, and redemption. Shares are fully paid, non-assessable, and have no preemptive or appraisal rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of all Account shareholders.
The By-laws of the Fund sets the quorum requirement (a quorum must be present at a meeting of shareholders for business to be transacted). The By-laws of the Fund states that a quorum is "The presence in person or by proxy of one-third of the shares of each Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund."

68

Certain proposals presented to shareholders for approval require the vote of a "majority of the outstanding voting securities," which is a term defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of 1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or 2) more than 50% of the outstanding voting securities of the Fund (a "Majority of the Outstanding Voting Securities").
The bylaws of the Fund provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the 1940 Act: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.
See "Proxy Voting Policies and Procedures" section below for information regarding Principal Life's process for voting shares attributable to variable products.
Shareholder inquiries should be directed to: Principal Variable Contracts Funds, Inc., 711 High Street, Des Moines, IA 50392.
PRICING OF ACCOUNT SHARES
Each Account’s shares are bought and sold at the current net asset value (“NAV”) per share. Each Account’s NAV for each class is calculated each day the New York Stock Exchange (“NYSE”) is open, as of the close of business of the Exchange (normally 3:00 p.m. Central Time). The NAV of Account shares is not determined on days the NYSE is closed (generally, New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.
The Accounts will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 3:00 p.m. Central Time, if the particular disruption directly affects only the NYSE.
For all Accounts the share price is calculated by:

•	taking the current market value of the total assets of the Account

•	subtracting liabilities of the Account

•	dividing the remainder proportionately into the classes of the Account

•	subtracting the liability of each class

•	dividing the remainder by the total number of shares owned in that class.
In determining NAV, securities listed on an Exchange, the NASDAQ National Market and any foreign markets within the Western Hemisphere are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.
Municipal securities held by the Accounts are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Accounts and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.
Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Each Account will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Debt securities with remaining maturities of sixty days or less for which market quotations and information furnished by a third party pricing service are not readily available will be valued at amortized cost, which approximates current value. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Board of Directors.

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An Account’s securities may be traded on foreign securities markets that close each day prior to the time the NYSE closes. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. The Fund has adopted policies and procedures to “fair value” some or all securities held by an Account. These fair valuation procedures are intended to discourage shareholders from investing in an Account for the purpose of engaging in market timing or arbitrage transactions. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and PMC or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board of Directors as may from time to time be necessary.
TAX CONSIDERATIONS
Qualification as a Regulated Investment Company
The Accounts intend to qualify annually to be treated as regulated investment companies (RICs) under the Internal Revenue Code of 1986, as amended, (the IRC) by satisfying certain requirements prescribed by Subchapter M of the IRC. To qualify as RICs, the Accounts must invest in assets which produce types of income specified in the IRC (Qualifying Income). Whether the income from derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear under current law. Accordingly, the Accounts’ ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Accounts do invest in these types of securities and the income is not determined to be Qualifying Income, it may cause such Account to fail to qualify as a RIC under the IRC for a given year. If an Account fails to qualify as a regulated investment company for a particular year, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions (as long or short-term capital gains or qualifying dividends) of the Account in the manner they were received by the Account.
Futures Contracts and Options
As previously discussed, some of the Accounts invest in futures contracts or options thereon, index options, or options traded on qualified exchanges. For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated as 60% long-term and 40% short-term. In addition, the Accounts must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. An Account may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased with respect to a portfolio security. Gains and losses on futures and options included in an identified mixed straddle are considered 100% short-term and unrealized gains or losses on such positions are not realized at year-end. The straddle provisions of the Code may require the deferral of realized losses to the extent that an Account has unrealized gains in certain offsetting positions at the end of the fiscal year. The Code may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.

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International Accounts
Some foreign securities purchased by the Accounts may be subject to foreign withholding taxes that could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. Shareholders of the Accounts that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. The Accounts may from year to year make an election to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each affected Account that will reduce its investment company taxable income. Certain Accounts may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Service. In order to avoid taxes and interest that must be paid by the Accounts if these instruments appreciate in value, the Accounts may make various elections permitted by the tax laws. However, these elections could require that the Accounts recognize additional taxable income, which in turn must be distributed. In addition, the Account's investments in foreign securities or foreign currencies may increase or accelerate the Account's recognition of ordinary income and may affect the timing or amount of the Account's distributions.
Under the Foreign Account Tax Compliance Act (FATCA), an Account will be required to withhold a 30% tax on (a) income dividends paid by the Account after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Account shares paid by the Fund after December 31, 2018, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. An Account may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of an Account fails to provide the Account with appropriate certifications or other documentation concerning its status under FATCA.
PORTFOLIO HOLDINGS DISCLOSURE
The portfolio holdings of any fund that is a fund of funds are shares of underlying mutual funds; holdings of any fund of funds may be made available upon request. In addition, the Fund may publish month-end portfolio holdings information for each Account’s portfolio on the www.principal.com website on the thirteenth business day of the following month. The Accounts may also occasionally publish information on the website relating to specific events, such as the impact of a natural disaster, corporate debt default or similar events on portfolio holdings. The Accounts may also occasionally publish information on the website concerning the removal, addition or change in weightings of underlying funds in which the funds of funds invest. It is the Fund's policy to disclose only public information regarding portfolio holdings (i.e. information published on the website or filed with the SEC), except as described below.
Non-Specific Information. Under the Portfolio Holdings Disclosure Policy, the Accounts may distribute non-specific information about the Accounts and/or summary information about the Accounts as requested. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality, character, or sector distribution of an Account’s holdings. This information may be made available at any time (or without delay).
Policy. The Fund and PMC have adopted a policy of disclosing non-public portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information and to refrain from using such information to engage in securities transactions:

1)
Daily to the Fund's portfolio pricing services, Bloomberg, ICE Data Services, J.J. Kenny, J.P. Morgan PricingDirect, Inc., Markit Partners, and Standard & Poor’s Securities Evaluations, Inc. to obtain prices for portfolio securities;

2)	Upon proper request to government regulatory agencies or to self-regulatory organizations;

3)	As needed to Ernst & Young LLP, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young LLP to the Fund;

4)	To the sub-advisers' proxy service providers (Automatic Data Processing, Glass Lewis & Co., and Institutional Shareholder Services (ISS)) to facilitate voting of proxies; and

5)	To the Fund's custodian and tax service provider, The Bank of New York Mellon, in connection with the tax and custodial services it provides to the Fund.

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The Account is also permitted to enter into arrangements to disclose portfolio holdings to other third parties in connection with the performance of a legitimate business purpose if such third party agrees in writing to maintain the confidentiality of the information prior to the information being disclosed. Any such written agreement must be approved by an officer of the Fund, PMC or the Account’s sub-advisor. Approval must be based on a reasonable belief that disclosure to such other third party is in the best interests of the Account’s shareholders. If a conflict of interest is identified in connection with disclosure to any such third party, the Fund’s or PMC’s Chief Compliance Officer (“CCO”) must approve such disclosure, in writing before it occurs. The Fund currently has disclosure agreements with the following:

Abacus Group LLC	INDATA
Abel Noser	Infinit Outsourcing
Advent	Investment Company Institute (ICI)
Advent Custodial Data (ACD)	Investor Analytics
Advent Portfolio Exchange	Iron Mountain
Archway Technology Partners, LLC	ITG
Ascendant Compliance Management	JPMorgan Worldwide Securities Services
Ashland Partners	LexisNexis
Barclays Capital	Lipper
Barra	Markit WSO Services
Barra Portfolio Manager	Misys International Banking Systems, Inc.
Black Mountain Systems	Morgan Stanley
BlackRock Solutions Aladdin System	Morningstar, Inc.
Bloomberg	MSCI
Broadridge Financial Solutions, Inc.	Omgeo LLC
Brown Brothers Harriman	Omgeo TradeSuite
Charles River	Open Finance, LLC
Charles River Development	Pershing Prime Services
Charles River Systems, Inc.	Pricing Direct
Charles River Trading System	Principal Global Investors, LLC
Citco Fund Services	Quantitative Service Group
CitiDirect (FSR)	Risk Metrics
Citigroup Global Transaction Services	RR Donnelley and Sons
Cliffwater LLC	Russell Investments Implementation Services, LLC
Confluence Technologies	Security APL
Copal Partners (UK) Limited	SEI Global Services, Inc.
Cortland Capital Market Services LLC	SS&C Technologies
Eagle Investment Systems Corp.	State Street Bank & Trust
Electra Information Systems	SunGard/Protogent PTA
Electra Securities & Reconciliation System	Super Derivatives
Eze Castle	Syntel Inc.
Eze Software Group	TriOptima
FactSet	Varden Technologies Inc
FactSet Research Systems Inc.	Vermillion Software
Financial Recovery Technologies (FRT)	Viteos Fund Services
Financial Tracking Technologies LLC	West Hedge
FIS Global Asset Management	Wilshire Atlas
Global Link - GTSS	Wolters Kluwer
Global Trading Analytics	Yield Book

72

Any agreement by which any Account or any party acting on behalf of the Fund agrees to provide Account portfolio information to a third party, other than a third party identified in the policy described above, must be approved prior to information being provided to the third party, unless the third party is a regulator or has a duty to maintain the confidentiality of such information and to refrain from using such information to engage in securities transactions. A written record of approval will be made by the person granting approval.
The Fund may also disclose to Edge, non-public portfolio holdings information relating to the underlying funds in which the SAM Portfolios may invest to facilitate Edge’s management of the SAM Portfolios. Edge may use underlying fund portfolio holdings information of funds managed by unaffiliated advisory firms solely for the purpose of managing the SAM Portfolios.
The Fund may also disclose to PGI, non-public portfolio holdings information relating to the underlying funds in which the Principal LifeTime Accounts may invest to facilitate PGI’s management of the Principal LifeTime Accounts. PGI may use underlying fund portfolio holdings information of funds managed by unaffiliated advisory firms solely for the purpose of managing the Principal LifeTime Accounts.
The Fund’s non-public portfolio holdings information policy applies without variation to individual investors, institutional investors, intermediaries that distribute the Fund’s shares, third party service providers, rating and ranking organizations, and affiliated persons of the Fund. Neither the Fund nor PMC nor any other party receives compensation in connection with the disclosure of Fund portfolio information. The Fund’s CCO will periodically, but no less frequently than annually, review the Fund’s portfolio holdings disclosure policy and recommend changes the CCO believes are appropriate, if any, to the Fund’s Board of Directors. In addition, the Fund’s Board of Directors must approve any change in the Fund’s portfolio holdings disclosure policy that would expand the distribution of such information.
PROXY VOTING POLICIES AND PROCEDURES
The Board of Directors has delegated responsibility for decisions regarding proxy voting for securities held by each Account to PMC or to that Account's Sub-Advisor, as appropriate. PMC and each Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix C. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval.
The Accounts that operate as funds of funds invest in shares of other Accounts. PMC is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, PMC will vote shares of such fund on any proposal submitted to the fund’s shareholders in the same proportion as the votes of other shareholders of the underlying fund.
Principal Life votes each Account’s shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from contract owners, regardless of the number of contract owners who provide such instructions. A potential effect of this proportional voting is that a small number of contract owners may determine the outcome of a shareholder vote if only a small number of contract owners provide voting instructions. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account’s shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2016, is available, without charge, upon request by calling 1-800-222-5852 or on the SEC website at www.sec.gov.
FINANCIAL STATEMENTS
The financial statements of the Fund at December 31, 2016, are incorporated herein by reference to the Fund’s most recent Annual Report to Shareholders filed with the SEC on Form N-CSR.

73

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP (220 South Sixth Street, Suite 1400, Minneapolis, MN 55402), independent registered public accounting firm, is the independent registered public accounting firm for the Fund Complex.
GENERAL INFORMATION
LargeCap S&P 500 Index and LargeCap S&P 500 Managed Volatility Index Accounts only
The Accounts are not sponsored, endorsed, sold or promoted by S&P Global, a division of The McGraw-Hill Companies, Inc ("S&P Global"). S&P Global makes no representation or warranty, express or implied, to Account shareholders or any member of the public regarding the advisability of investing in securities generally or in these Accounts particularly or the ability of the S&P 500 Index to track general stock market performance. S&P Global’s only relationship to Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P Global and the S&P 500 Index which is determined, composed and calculated by S&P Global without regard to Principal Life Insurance Company, the Manager or the Accounts. S&P Global has no obligation to take the needs of Principal Life Insurance Company, the Manager or Account shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P Global is not responsible for and has not participated in the determination of the prices of the Accounts or the timing of the issuance or sale of the Accounts or in the determination or calculation of the equation by which the Accounts are to be converted into cash. S&P Global has no obligation or liability in connection with the administration, marketing or trading of the Accounts.
S&P GLOBAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA CONTAINED THEREIN AND S&P GLOBAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P GLOBAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, ACCOUNT SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P GLOBAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P GLOBAL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

74

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
The following list identifies shareholders who own more than 25% of the voting securities of an Account as of April 6, 2017. It is presumed that a person who owns more than 25% of the voting securities of an account controls the account. A control person could control the outcome of proposals presented to shareholders for approval. The information is listed in alphabetical order by Account.

Account Name	Percentage of Voting Securities Owned of Each Account	Control Person – Name and Address	Jurisdiction Under Which the Company is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
BALANCED	100.00%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX	58.47%	DIVERSIFIED GROWTH ACCOUNT	Maryland	Principal Financial Group
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE PLUS BOND	77.06%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED BALANCED	100.00%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED BALANCED	100.00%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
MANAGED VOLATILITY		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED GROWTH	100.00%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED GROWTH	100.00%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
MANAGED VOLATILITY		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INCOME	100.00%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED	98.62%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
INTERNATIONAL		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

75

Account Name	Percentage of Voting Securities Owned of Each Account	Control Person – Name and Address	Jurisdiction Under Which the Company is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
EQUITY INCOME	45.84%	PRINCIPAL NATIONAL LIFE INS CO	Iowa	Principal Financial Group
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST G-012-S41
		DES MOINES IA 50392-9992

GOVERNMENT & HIGH	60.39%	PRINCIPAL LIFE INSURANCE CO CUST	Maryland	Principal Financial Group
QUALITY BOND		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME	41.29%	SAM BALANCED PORTFOLIO PVC	Maryland	Principal Financial Group
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME	28.45%	SAM FLEXIBLE INCOME PORTFOLIO PVC	Maryland	Principal Financial Group
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING	99.98%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
MARKETS		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH	90.96%	PRINCIPAL NATIONAL LIFE INS CO	Iowa	Principal Financial Group
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST G-012-S41
		DES MOINES IA 50392-9992

LARGECAP GROWTH I	100.00%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX	70.93%	DIVERSIFIED GROWTH ACCOUNT	Maryland	Principal Financial Group
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500	71.07%	DIVERSIFIED GROWTH MANAGED	Maryland	Principal Financial Group
MANAGED VOLATILITY		VOLATILITY ACCOUNT
INDEX		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

76

Account Name	Percentage of Voting Securities Owned of Each Account	Control Person – Name and Address	Jurisdiction Under Which the Company is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
LARGECAP S&P 500	28.92%	DIVERSIFIED BALANCED MANAGED	Maryland	Principal Financial Group
MANAGED VOLATILITY		VOLATILITY ACCOUNT
INDEX		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE	99.99%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP	92.18%	PRINCIPAL NATIONAL LIFE INS CO	Iowa	Principal Financial Group
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST G-012-S41
		DES MOINES IA 50392-9992

MULTI-ASSET INCOME	89.49%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL	82.77%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
APPRECIATION		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME	100.00%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
STRATEGIC INCOME		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010	100.00%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020	99.99%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030	99.99%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040	99.98%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

77

Account Name	Percentage of Voting Securities Owned of Each Account	Control Person – Name and Address	Jurisdiction Under Which the Company is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
PRINCIPAL LIFETIME 2050	99.96%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060	100.00%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES	99.57%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM BALANCED	81.02%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM CONSERVATIVE	90.41%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
BALANCED		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM CONSERVATIVE	55.64%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
GROWTH		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM CONSERVATIVE	28.33%	FARMERS NEW WORLD LIFE INS CO	California	Farmer's Insurance
GROWTH		ATTN SEPARATE ACCOUNTS		Group
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

SAM FLEXIBLE INCOME	88.56%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH	54.35%	PRINCIPAL NATIONAL LIFE INS CO	Iowa	Principal Financial Group
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST G-012-S41
		DES MOINES IA 50392-9992

SAM STRATEGIC GROWTH	38.35%	FARMERS NEW WORLD LIFE INS CO	California	Farmer's Insurance
		3003 77TH AVE SE		Group
		MERCER ISLAND WA 98040-2890

78

Account Name	Percentage of Voting Securities Owned of Each Account	Control Person – Name and Address	Jurisdiction Under Which the Company is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
SHORT-TERM INCOME	84.68%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP	96.24%	PRINCIPAL LIFE INSURANCE CO CUST	Iowa	Principal Financial Group
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001
The Accounts that operate as funds of funds and Principal Life Insurance Company will vote in the same proportion as shares of the Accounts owned by other shareholders. Therefore neither the funds of funds nor Principal Life Insurance Company exercise voting discretion.
Principal Holders of Securities
The Fund is unaware of any persons who own beneficially (but are not shareholders of record) more than 5% of the Fund’s outstanding shares. The following list identifies the shareholders of record who own 5% or more of any class of the Fund’s outstanding shares as of April 6, 2017. The information is listed in alphabetical order by Account.

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
BALANCED; Class 1	58.33%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

BALANCED; Class 1	20.67%	PRINCIPAL LIFE INSURANCE CO CUST
		PRINFLEX LIFE
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

BALANCED; Class 1	5.53%	PRINCIPAL LIFE INSURANCE CO
		SEPARATE ACCOUNT B - PREMIER
		RIS FIN MGMT B&C T-005-W40
		THE PRINCIPAL FINANCIAL GROUP
		DES MOINES IA 50392-0001

BOND MARKET INDEX; Class 1	58.47%	DIVERSIFIED GROWTH ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX; Class 1	24.88%	DIVERSIFIED BALANCED ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

79

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
BOND MARKET INDEX; Class 1	7.28%	DIVERSIFIED INCOME ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

BOND MARKET INDEX; Class 1	5.19%	DIVERSIFIED GROWTH MANAGED VOLATILITY ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE PLUS BOND; Class 1	24.67%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE PLUS BOND; Class 1	19.52%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE PLUS BOND; Class 1	11.42%	PRINCIPAL LIFE INSURANCE CO CUST
		VUL
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE PLUS BOND; Class 1	11.14%	LIFETIME 2020 ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE PLUS BOND; Class 1	6.56%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INDIVIDUAL -
		EXECUTIVE VARIABLE UNIVERSAL LIFE
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE PLUS BOND; Class 1	5.34%	LIFETIME 2030 ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

CORE PLUS BOND; Class 2	96.88%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

80

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
DIVERSIFIED BALANCED; Class 2	97.24%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED BALANCED	83.34%	PRINCIPAL LIFE INSURANCE CO CUST
MANAGED VOLATILITY; Class 2		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED BALANCED	15.40%	PRINCIPAL LIFE INSURANCE CO CUST
MANAGED VOLATILITY; Class 2		FBO PRINCIPAL LIFETIME INCOME SOLUTIONS
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED GROWTH; Class 2	99.01%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED GROWTH	91.20%	PRINCIPAL LIFE INSURANCE CO CUST
MANAGED VOLATILITY; Class 2		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED GROWTH	8.62%	PRINCIPAL LIFE INSURANCE CO CUST
MANAGED VOLATILITY; Class 2		FBO PRINCIPAL LIFETIME INCOME SOLUTIONS
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INCOME; Class 2	97.11%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL; Class 1	30.23%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

81

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
DIVERSIFIED INTERNATIONAL; Class 1	15.10%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL; Class 1	13.94%	PRINCIPAL LIFE INSURANCE CO CUST
		PRINFLEX LIFE
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL; Class 1	10.98%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INDIVIDUAL -
		EXECUTIVE VARIABLE UNIVERSAL LIFE
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL; Class 1	5.54%	PRINCIPAL LIFE INSURANCE CO CUST
		VUL INCOME
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL; Class 1	5.37%	PRINCIPAL LIFE INSURANCE CO CUST
		EXEC VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL; Class 1	5.15%	PRINCIPAL LIFE INSURANCE CO CUST
		VUL II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL; Class 1	5.13%	PRINCIPAL LIFE INSURANCE CO CUST
		VUL
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL; Class 2	54.50%	FARMERS NEW WORLD LIFE INS CO
		VARIABLE UNIVERSAL LIFE II AGENT
		ATTN SEPARATE ACCOUNTS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

82

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
DIVERSIFIED INTERNATIONAL; Class 2	28.08%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

DIVERSIFIED INTERNATIONAL; Class 2	14.54%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME; Class 1	27.80%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME; Class 1	16.43%	SAM BALANCED PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME; Class 1	12.73%	TIAA-CREF LIFE SEPARATE ACCOUNT
		VA-1 OF TIAA-CREF LIFE INS CO
		8500 ANDREW CARNEGIE BLVD
		MAIL CODE - E3/N6
		CHARLOTTE NC 28262-8500

EQUITY INCOME; Class 1	8.79%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME; Class 1	6.90%	SAM CONS GROWTH PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME; Class 1	5.67%	SAM STRATEGIC GROWTH PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

EQUITY INCOME; Class 2	34.83%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

83

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
EQUITY INCOME; Class 2	26.14%	FARMERS NEW WORLD LIFE INS CO
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

EQUITY INCOME; Class 2	24.45%	FARMERS NEW WORLD LIFE INS CO
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

EQUITY INCOME; Class 2	7.64%	FARMERS NEW WORLD LIFE INS CO
		VARIABLE UNIVERSAL LIFE II AGENT
		ATTN SEPARATE ACCOUNTS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

EQUITY INCOME; Class 2	5.60%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND; Class 1	22.38%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND; Class 1	18.20%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND; Class 1	16.58%	SAM BALANCED PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND; Class 1	9.54%	SAM FLEXIBLE INCOME PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND; Class 1	8.94%	SAM CONS BALANCED PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

84

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
GOVERNMENT & HIGH QUALITY BOND; Class 1	5.07%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INDIVIDUAL -
		EXECUTIVE VARIABLE UNIVERSAL LIFE
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND; Class 2	57.48%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND; Class 2	38.01%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

INCOME; Class 1	41.76%	SAM BALANCED PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME; Class 1	28.78%	SAM FLEXIBLE INCOME PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME; Class 1	17.57%	SAM CONS BALANCED PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME; Class 1	7.03%	SAM CONS GROWTH PORTFOLIO PVC
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

INCOME; Class 2	73.97%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

INCOME; Class 2	18.23%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

85

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
INCOME; Class 2	5.76%	FARMERS NEW WORLD LIFE INS CO
		VARIABLE UNIVERSAL LIFE II AGENT
		ATTN SEPARATE ACCOUNTS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

INTERNATIONAL EMERGING MARKETS; Class 1	33.19%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS; Class 1	22.45%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS; Class 1	10.42%	PRINCIPAL LIFE INSURANCE CO CUST
		EXEC VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS; Class 1	7.11%	PRINCIPAL LIFE INSURANCE CO CUST
		VUL INCOME
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS; Class 1	6.38%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INDIVIDUAL -
		EXECUTIVE VARIABLE UNIVERSAL LIFE
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS; Class 1	5.27%	PRINCIPAL LIFE INSURANCE CO CUST
		PRINFLEX LIFE
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

INTERNATIONAL EMERGING MARKETS; Class 2	93.31%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

86

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
INTERNATIONAL EMERGING MARKETS; Class 2	6.68%	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

LARGECAP GROWTH; Class 1	26.52%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH; Class 1	17.68%	PRINCIPAL LIFE INSURANCE CO CUST
		PRINFLEX LIFE
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH; Class 1	17.05%	PRINCIPAL LIFE INSURANCE CO CUST
		VUL
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH; Class 1	10.69%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH; Class 1	7.95%	AMERICAN GENERAL LIFE INSURANCE CO
		VARIABLE PRODUCTS DEPARTMENT
		ATTN: DEBORAH KERAI
		PO BOX 1591
		HOUSTON TX 77251-1591

LARGECAP GROWTH; Class 1	7.57%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INDIVIDUAL -
		EXECUTIVE VARIABLE UNIVERSAL LIFE
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH; Class 2	41.43%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

87

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
LARGECAP GROWTH; Class 2	34.97%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH; Class 2	21.99%	FARMERS NEW WORLD LIFE INS CO
		VARIABLE UNIVERSAL LIFE II AGENT
		ATTN SEPARATE ACCOUNTS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

LARGECAP GROWTH I; Class 1	30.04%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH I; Class 1	24.59%	PRINCIPAL LIFE INSURANCE CO CUST
		PRINFLEX LIFE
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH I; Class 1	17.81%	PRINCIPAL LIFE INSURANCE CO CUST
		EXEC VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH I; Class 1	9.00%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INDIVIDUAL -
		EXECUTIVE VARIABLE UNIVERSAL LIFE
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH I; Class 1	7.39%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP GROWTH I; Class 2	100.00%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

88

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
LARGECAP S&P 500 INDEX; Class 1	70.96%	DIVERSIFIED GROWTH ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX; Class 1	16.44%	DIVERSIFIED BALANCED ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX; Class 2	100.00%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500 MANAGED	71.07%	DIVERSIFIED GROWTH MANAGED VOLATILITY ACCOUNT
VOLATILITY INDEX; Class 1		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP S&P 500 MANAGED	28.92%	DIVERSIFIED BALANCED MANAGED VOLATILITY ACCOUNT
VOLATILITY INDEX; Class 1		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE; Class 1	33.01%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE; Class 1	16.15%	PRINCIPAL LIFE INSURANCE CO CUST
		PRINFLEX LIFE
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE; Class 1	13.98%	PRINCIPAL LIFE INSURANCE CO CUST
		VUL
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE; Class 1	10.93%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

89

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
LARGECAP VALUE; Class 2	84.04%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

LARGECAP VALUE; Class 2	15.95%	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

MIDCAP; Class 1	36.04%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP; Class 1	20.80%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP; Class 1	12.44%	PRINCIPAL LIFE INSURANCE CO CUST
		PRINFLEX LIFE
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

MIDCAP; Class 2	61.82%	FARMERS NEW WORLD LIFE INS CO
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

MIDCAP; Class 2	25.30%	FARMERS NEW WORLD LIFE INS CO
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

MULTI-ASSET INCOME; Class 1	38.30%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

MULTI-ASSET INCOME; Class 1	36.23%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

90

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
MULTI-ASSET INCOME; Class 1	12.00%	PRINCIPAL LIFE INSURANCE CO CUST
		PRINFLEX LIFE
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

MULTI-ASSET INCOME; Class 1	6.52%	PRINCIPAL LIFE INSURANCE CO CUST
		VUL II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

MULTI-ASSET INCOME; Class 1	5.55%	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

MULTI-ASSET INCOME; Class 2	100.00%	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

PRINCIPAL CAPITAL APPRECIATION; Class 1	51.25%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION; Class 1	22.60%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION; Class 1	6.85%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

PRINCIPAL CAPITAL APPRECIATION; Class 1	6.35%	AMERICAN GENERAL LIFE INSURANCE CO
		VARIABLE PRODUCTS DEPARTMENT
		ATTN: DEBORAH KERAI
		PO BOX 1591
		HOUSTON TX 77251-1591

91

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
PRINCIPAL CAPITAL APPRECIATION; Class 2	30.96%	FARMERS NEW WORLD LIFE INS CO
		VARIABLE UNIVERSAL LIFE II AGENT
		ATTN SEPARATE ACCOUNTS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

PRINCIPAL CAPITAL APPRECIATION; Class 2	26.22%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

PRINCIPAL CAPITAL APPRECIATION; Class 2	22.55%	FARMERS NEW WORLD LIFE INS CO
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

PRINCIPAL CAPITAL APPRECIATION; Class 2	12.47%	FARMERS NEW WORLD LIFE INS CO
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

PRINCIPAL CAPITAL APPRECIATION; Class 2	5.47%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010; Class 1	55.33%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010; Class 1	20.08%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INDIVIDUAL -
		EXECUTIVE VARIABLE UNIVERSAL LIFE
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010; Class 1	14.04%	PRINCIPAL LIFE INSURANCE CO CUST
		EXEC VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020; Class 1	51.00%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

92

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
PRINCIPAL LIFETIME 2020; Class 1	21.61%	PRINCIPAL LIFE INSURANCE CO CUST
		EXEC VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020; Class 1	15.44%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INDIVIDUAL -
		EXECUTIVE VARIABLE UNIVERSAL LIFE
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020; Class 2	61.96%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020; Class 2	38.03%	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2030; Class 1	46.47%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030; Class 1	21.57%	PRINCIPAL LIFE INSURANCE CO CUST
		EXEC VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030; Class 1	16.22%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INDIVIDUAL -
		EXECUTIVE VARIABLE UNIVERSAL LIFE
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030; Class 2	96.19%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

93

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
PRINCIPAL LIFETIME 2040; Class 1	27.44%	PRINCIPAL LIFE INSURANCE CO CUST
		EXEC VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040; Class 1	24.69%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040; Class 1	16.70%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INDIVIDUAL -
		EXECUTIVE VARIABLE UNIVERSAL LIFE
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040; Class 1	13.41%	PRINCIPAL LIFE INSURANCE CO CUST
		VUL INCOME
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040; Class 1	5.09%	PRINCIPAL LIFE INSURANCE CO CUST
		VARIABLE UNIVERSAL LIFE INCOME II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040; Class 2	92.33%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040; Class 2	7.66%	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2050; Class 1	32.52%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

94

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
PRINCIPAL LIFETIME 2050; Class 1	23.04%	PRINCIPAL LIFE INSURANCE CO CUST
		EXEC VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050; Class 1	15.09%	PRINCIPAL LIFE INSURANCE CO CUST
		VUL INCOME
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050; Class 1	8.86%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INDIVIDUAL -
		EXECUTIVE VARIABLE UNIVERSAL LIFE
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050; Class 1	5.66%	PRINCIPAL LIFE INSURANCE CO CUST
		VUL II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050; Class 1	5.27%	PRINCIPAL LIFE INSURANCE CO CUST
		VARIABLE UNIVERSAL LIFE INCOME II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050; Class 2	88.63%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050; Class 2	11.36%	PRINCIPAL MANAGEMENT CORPORATION
		PRINCIPAL FINANCIAL GROUP
		ATTN: SUBSIDIARY ACCOUNT N002-E020
		711 HIGH ST
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2060; Class 1	31.21%	PRINCIPAL LIFE INSURANCE CO CUST
		EXEC VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

95

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
PRINCIPAL LIFETIME 2060; Class 1	23.65%	PRINCIPAL NATIONAL LIFE INS CO
		FBO VUL INCOME III
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST G-012-S41
		DES MOINES IA 50392-9992

PRINCIPAL LIFETIME 2060; Class 1	23.58%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INDIVIDUAL -
		EXECUTIVE VARIABLE UNIVERSAL LIFE
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060; Class 1	11.03%	PRINCIPAL LIFE INSURANCE CO CUST
		BENE VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060; Class 1	7.66%	PRINCIPAL LIFE INSURANCE CO CUST
		VARIABLE UNIVERSAL LIFE INCOME II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC	52.02%	PRINCIPAL LIFE INSURANCE CO CUST
INCOME; Class 1		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC	16.02%	PRINCIPAL LIFE INSURANCE CO CUST
INCOME; Class 1		FBO PRINCIPAL INDIVIDUAL -
		EXECUTIVE VARIABLE UNIVERSAL LIFE
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC	12.52%	PRINCIPAL LIFE INSURANCE CO CUST
INCOME; Class 1		EXEC VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC	10.46%	PRINCIPAL LIFE INSURANCE CO CUST
INCOME; Class 1		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

96

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
REAL ESTATE SECURITIES; Class 1	24.59%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES; Class 1	23.99%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES; Class 1	15.08%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INDIVIDUAL -
		EXECUTIVE VARIABLE UNIVERSAL LIFE
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES; Class 1	10.74%	PRINCIPAL LIFE INSURANCE CO CUST
		EXEC VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES; Class 1	6.63%	PRINCIPAL LIFE INSURANCE CO CUST
		PRINFLEX LIFE
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES; Class 2	88.23%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

REAL ESTATE SECURITIES; Class 2	11.23%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

SAM BALANCED PORTFOLIO; Class 1	71.67%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

97

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
SAM BALANCED PORTFOLIO; Class 1	8.04%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO; Class 2	29.61%	FARMERS NEW WORLD LIFE INS CO
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

SAM BALANCED PORTFOLIO; Class 2	28.78%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

SAM BALANCED PORTFOLIO; Class 2	16.35%	FARMERS NEW WORLD LIFE INS CO
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

SAM BALANCED PORTFOLIO; Class 2	11.99%	FARMERS NEW WORLD LIFE INS CO
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

SAM BALANCED PORTFOLIO; Class 2	6.53%	THE U.S. LIFE INS. CO. IN THE CITY OF N.Y.
		FS VERIABLE SEPARATE ACCT
		ATTN LEGAL DEPART
		21650 OXNARD ST STE 750
		WOODLAND HLS CA 91367-4997

SAM CONSERVATIVE BALANCED	66.54%	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 1		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM CONSERVATIVE BALANCED	14.25%	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 1		EXEC VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM CONSERVATIVE BALANCED	7.36%	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 1		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

98

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
SAM CONSERVATIVE BALANCED	37.06%	FARMERS NEW WORLD LIFE INS CO
PORTFOLIO; Class 2		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

SAM CONSERVATIVE BALANCED	20.62%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
PORTFOLIO; Class 2		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

SAM CONSERVATIVE BALANCED	16.62%	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 2		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM CONSERVATIVE BALANCED	16.52%	FARMERS NEW WORLD LIFE INS CO
PORTFOLIO; Class 2		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

SAM CONSERVATIVE BALANCED	7.01%	FARMERS NEW WORLD LIFE INS CO
PORTFOLIO; Class 2		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

SAM CONSERVATIVE GROWTH	43.55%	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 1		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM CONSERVATIVE GROWTH	9.20%	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 1		VARIABLE UNIVERSAL LIFE INCOME II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM CONSERVATIVE GROWTH	8.35%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
PORTFOLIO; Class 1		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

SAM CONSERVATIVE GROWTH	7.98%	AMERICAN GENERAL LIFE INSURANCE CO
PORTFOLIO; Class 1		VARIABLE PRODUCTS DEPARTMENT
		ATTN: DEBORAH KERAI
		PO BOX 1591
		HOUSTON TX 77251-1591

99

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
SAM CONSERVATIVE GROWTH	6.51%	PRINCIPAL NATIONAL LIFE INS CO
PORTFOLIO; Class 1		FBO VUL INCOME III
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST G-012-S41
		DES MOINES IA 50392-9992

SAM CONSERVATIVE GROWTH	5.99%	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 1		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM CONSERVATIVE GROWTH	30.41%	FARMERS NEW WORLD LIFE INS CO
PORTFOLIO; Class 2		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

SAM CONSERVATIVE GROWTH	24.47%	FARMERS NEW WORLD LIFE INS CO
PORTFOLIO; Class 2		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

SAM CONSERVATIVE GROWTH	21.16%	FARMERS NEW WORLD LIFE INS CO
PORTFOLIO; Class 2		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

SAM CONSERVATIVE GROWTH	14.88%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
PORTFOLIO; Class 2		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

SAM CONSERVATIVE GROWTH	5.20%	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 2		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME	66.98%	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 1		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME	14.77%	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 1		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

100

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
SAM FLEXIBLE INCOME	38.96%	FARMERS NEW WORLD LIFE INS CO
PORTFOLIO; Class 2		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

SAM FLEXIBLE INCOME	31.40%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
PORTFOLIO; Class 2		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

SAM FLEXIBLE INCOME	19.77%	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 2		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH	36.73%	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 1		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH	13.54%	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 1		VARIABLE UNIVERSAL LIFE INCOME II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH	13.52%	PRINCIPAL NATIONAL LIFE INS CO
PORTFOLIO; Class 1		FBO VUL INCOME III
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST G-012-S41
		DES MOINES IA 50392-9992

SAM STRATEGIC GROWTH	7.07%	PRINCIPAL LIFE INSURANCE CO CUST
PORTFOLIO; Class 1		VUL INCOME
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH	5.11%	AMERICAN GENERAL LIFE INSURANCE CO
PORTFOLIO; Class 1		VARIABLE PRODUCTS DEPARTMENT
		ATTN: DEBORAH KERAI
		PO BOX 1591
		HOUSTON TX 77251-1591

SAM STRATEGIC GROWTH	38.82%	FARMERS NEW WORLD LIFE INS CO
PORTFOLIO; Class 2		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

101

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
SAM STRATEGIC GROWTH	28.87%	FARMERS NEW WORLD LIFE INS CO
PORTFOLIO; Class 2		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

SAM STRATEGIC GROWTH	16.89%	FARMERS NEW WORLD LIFE INS CO
PORTFOLIO; Class 2		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

SAM STRATEGIC GROWTH	6.37%	FARMERS NEW WORLD LIFE INS CO
PORTFOLIO; Class 2		VARIABLE UNIVERSAL LIFE II AGENT
		ATTN SEPARATE ACCOUNTS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

SAM STRATEGIC GROWTH	6.28%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
PORTFOLIO; Class 2		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

SHORT-TERM INCOME; Class 1	47.26%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME; Class 1	13.35%	PRINCIPAL LIFE INSURANCE CO CUST
		EXEC VAR UNIVERSAL LIFE II
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME; Class 1	10.68%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME; Class 1	6.56%	LIFETIME 2020 ACCOUNT
		ATTN MUTUAL FUND ACCOUNTING H221
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME; Class 1	5.37%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INDIVIDUAL -
		EXECUTIVE VARIABLE UNIVERSAL LIFE
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

102

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
SHORT-TERM INCOME; Class 2	74.30%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

SHORT-TERM INCOME; Class 2	24.49%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

SMALLCAP; Class 1	29.08%	PRINCIPAL LIFE INSURANCE CO CUST
		FLEX VARIABLE ANNUITY
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP; Class 1	22.63%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP; Class 1	14.56%	PRINCIPAL LIFE INSURANCE CO CUST
		PRINFLEX LIFE
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP; Class 1	7.69%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL INDIVIDUAL -
		EXECUTIVE VARIABLE UNIVERSAL LIFE
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP; Class 1	7.07%	PRINCIPAL LIFE INSURANCE CO CUST
		VUL
		ATTN IND ACCTNG G-12-S41
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP; Class 2	42.94%	FARMERS NEW WORLD LIFE INS CO
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

SMALLCAP; Class 2	29.82%	FARMERS NEW WORLD LIFE INS CO
		ATTN SEGREGATED ASSETS
		3003 77TH AVE SE
		MERCER ISLAND WA 98040-2890

103

Account and Class Name	Percentage of Ownership of an Account by Class	Principal Holders of Securities Name and Address
SMALLCAP; Class 2	14.78%	PRINCIPAL LIFE INSURANCE CO CUST
		FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY
		ATTN INDIVIDUAL LIFE ACCOUNTING
		711 HIGH ST
		DES MOINES IA 50392-0001

SMALLCAP; Class 2	8.13%	SUNAMERICA ANNUITY & LIFE ASSURANCE CO
		VARIABLE SEPARATE ACCOUNT
		ATTN LEGAL DEPARTMENT
		1 SUNAMERICA CTR
		LOS ANGELES CA 90067-6100

Management Ownership
As of April 6, 2017, the Officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of any Class of any of the Accounts.
PORTFOLIO MANAGER DISCLOSURE
(as provided by the Investment Advisors)
This section contains information about portfolio managers and the other accounts they manage, their compensation, and their ownership of securities. The “Ownership of Securities” tables reflect the portfolio managers’ beneficial ownership, which means a direct or indirect pecuniary interest. For some portfolio managers, this includes beneficial ownership of fund shares through variable life insurance and variable annuity contracts. For information about potential material conflicts of interest, see Brokerage Allocation and Other Practices - Allocation of Trades.
This section lists information about Principal Management Corporation's portfolio managers first. Next, the section includes information about the sub-advisors' portfolio managers alphabetically by sub-advisor.
Information in this section is as of December 31, 2016 unless otherwise noted.

104

Advisor: Principal Management Corporation
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
James W. Fennessey: Diversified Balanced, Diversified Balanced Managed Volatility, Diversified Balanced Volatility Control, Diversified Growth, Diversified Growth Managed Volatility, Diversified Growth Volatility Control, Diversified Income, LargeCap Growth I, Principal LifeTime Strategic Income, 2010, 2020, 2030, 2040, 2050, 2060 Accounts

Registered investment companies	32	$44.8 billion	0	$0
Other pooled investment vehicles	36	$26.8 billion	0	$0
Other accounts	0	$0	0	$0

Jeffrey A. Schwarte: Diversified Balanced Volatility Control and Diversified Growth Volatility Control Accounts*
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Jeffrey R. Tyler: Principal LifeTime Strategic Income, 2010, 2020, 2030, 2040, 2050, and 2060 Accounts
Registered investment companies	23	$26.1 billion	0	$0
Other pooled investment vehicles	41	$26.8 billion	0	$0
Other accounts	0	$0	0	$0

Randy L. Welch: Diversified Balanced, Diversified Balanced Managed Volatility, Diversified Balanced Volatility Control, Diversified Growth, Diversified Growth Managed Volatility, Diversified Growth Volatility Control, Diversified Income, LargeCap Growth I, Principal LifeTime Strategic Income, 2010, 2020, 2030, 2040, 2050, 2060 Accounts

Registered investment companies	32	$44.8 billion	0	$0
Other pooled investment vehicles	36	$26.8 billion	0	$0
Other accounts	0	$0	0	$0
* For more information regarding Jeffrey A. Schwarte's Other Accounts Managed, see Sub-Advisor: Principal Global Investors, LLC (Equity Portfolio Managers).

105

Compensation
Principal Management Corporation offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce delivery of investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. Investment performance is measured against relative client benchmarks and peer groups over one year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation. The structure is uniformly applied amongst all investment professionals.
Payments under the variable incentive plan are delivered in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Deferred compensation is required to be invested into Principal Financial Group (“PFG”) restricted stock units and funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g. co-investment), alignment with PMC stakeholders, and talent retention.
In addition, investment professionals have investments in funds managed by the team through retirement plans offered by the PMC (e.g. 401(k) plan) and direct personal investments.

106

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
James W. Fennessey	Diversified Balanced	None
James W. Fennessey	Diversified Balanced Managed Volatility	None
James W. Fennessey	Diversified Balanced Volatility Control	None
James W. Fennessey	Diversified Growth	None
James W. Fennessey	Diversified Growth Managed Volatility	None
James W. Fennessey	Diversified Growth Volatility Control	None
James W. Fennessey	Diversified Income	None
James W. Fennessey	LargeCap Growth I	None
James W. Fennessey	Principal LifeTime Strategic Income	None
James W. Fennessey	Principal LifeTime 2010	None
James W. Fennessey	Principal LifeTime 2020	None
James W. Fennessey	Principal LifeTime 2030	None
James W. Fennessey	Principal LifeTime 2040	None
James W. Fennessey	Principal LifeTime 2050	None
James W. Fennessey	Principal LifeTime 2060	None
Jeffrey A. Schwarte	Diversified Balanced Volatility Control	None
Jeffrey A. Schwarte	Diversified Growth Volatility Control	None
Jeffrey R. Tyler	Principal LifeTime Strategic Income	None
Jeffrey R. Tyler	Principal LifeTime 2010	None
Jeffrey R. Tyler	Principal LifeTime 2020	None
Jeffrey R. Tyler	Principal LifeTime 2030	None
Jeffrey R. Tyler	Principal LifeTime 2040	None
Jeffrey R. Tyler	Principal LifeTime 2050	None
Jeffrey R. Tyler	Principal LifeTime 2060	None
Randy L. Welch	Diversified Balanced	None
Randy L. Welch	Diversified Balanced Managed Volatility	None
Randy L. Welch	Diversified Balanced Volatility Control	None
Randy L. Welch	Diversified Growth	None
Randy L. Welch	Diversified Growth Managed Volatility	None
Randy L. Welch	Diversified Growth Volatility Control	None
Randy L. Welch	Diversified Income	None
Randy L. Welch	LargeCap Growth I	None
Randy L. Welch	Principal LifeTime Strategic Income	None
Randy L. Welch	Principal LifeTime 2010	None
Randy L. Welch	Principal LifeTime 2020	None
Randy L. Welch	Principal LifeTime 2030	None
Randy L. Welch	Principal LifeTime 2040	None
Randy L. Welch	Principal LifeTime 2050	None
Randy L. Welch	Principal LifeTime 2060	None

107

Sub-Advisor: Columbus Circle Investors
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Thomas J. Bisighini: LargeCap Growth Account
Registered investment companies	1	$514.0 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	47	$4.4 billion	1	$81.0 million

Anthony Rizza: LargeCap Growth Account
Registered investment companies	1	$514.0 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	47	$4.4 billion	1	$81.0 million
Compensation
CCI seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals. Compensation structure is composed of the following:
Base Salary. Each member of the professional staff is paid a fixed base salary, which varies depending on the experience and responsibilities assigned to that individual. Through an annual review process (which includes an analysis of industry standards, market conditions, and salary surveys), CCI aims to maintain competitive base salaries.
Bonus. Each member of the professional staff is eligible to receive an annual bonus. Targeted bonus amounts vary among professional staff based on the experience level and responsibilities. Bonus compensation is based upon the performance of the investment strategy and the role that person plays in adding to the overall value added to the portfolio(s). A second bonus pool is for long term compensation and retention. Five percent of CCI’s profits are allocated to certain employees via a three year cliff vesting deferred cash program. These units are awarded based on the employees’ contribution to CCI during the year. A third five percent pool is used for phantom equity and has five participants (three year cliff) and is based on the growth of the firm.
All Columbus Circle employees are eligible to participate in a competitive benefits package including health and retirement benefits (in the form of a 401(k) plan).
Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Thomas J. Bisighini	LargeCap Growth	None
Anthony Rizza	LargeCap Growth	None

108

Sub-Advisor: Edge Asset Management, Inc.
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Charles D. Averill: SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income and SAM Strategic Growth Portfolios
Registered investment companies	6	$14.2 billion	0	$0
Other pooled investment vehicles	1	$276.5 million	0	$0
Other accounts	0	$0	0	$0

Daniel R. Coleman: Equity Income and Principal Capital Appreciation Accounts
Registered investment companies	4	$11.7 billion	0	$0
Other pooled investment vehicles	2	$90.5 million	0	$0
Other accounts	3	$1.7 billion	0	$0

John R. Friedl: Government & High Quality Bond, Income and Short-Term Income Accounts
Registered investment companies	3	$8.3 billion	0	$0
Other pooled investment vehicles	2	$808.1 million	0	$0
Other accounts	0	$0	0	$0

Todd A. Jablonski: SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income and SAM Strategic Growth Portfolios
Registered investment companies	6	$14.2 billion	0	$0
Other pooled investment vehicles	1	$276.5 million	0	$0
Other accounts	0	$0	0	$0

Theodore Jayne: Principal Capital Appreciation Account
Registered investment companies	2	$2.8 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Ryan P. McCann: Government & High Quality Bond, Income, and Short-Term Income Accounts
Registered investment companies	3	$8.3 billion	0	$0
Other pooled investment vehicles	2	$808.1 million	0	$0
Other accounts	0	$0	0	$0

Scott J. Peterson: Government & High Quality Bond, Income, and Short-Term Income Accounts
Registered investment companies	3	$8.3 billion	0	$0
Other pooled investment vehicles	2	$808.1 million	0	$0
Other accounts	1	$52.7 million	0	$0

109

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
David W. Simpson: Equity Income Account
Registered investment companies	2	$8.8 billion	0	$0
Other pooled investment vehicles	2	$90.5 million	0	$0
Other accounts	3	$1.7 billion	0	$0

Gregory L. Tornga: Government & High Quality Bond, Income, and Short-Term Income Accounts
Registered investment companies	3	$8.3 billion	0	$0
Other pooled investment vehicles	2	$808.1 million	0	$0
Other accounts	1	$52.7 million	0	$0

Nedret Vidinli: Equity Income Account
Registered investment companies	1	$5.9 billion	0	$0
Other pooled investment vehicles	1	$26.5 million	0	$0
Other accounts	0	$0	0	$0
Compensation
Edge Asset Management offers a competitive compensation structure that is evaluated annually relative to other asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for all team members is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.
The variable component for investment professionals is designed to reinforce investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. Fund performance is measured against relative client benchmarks and peer groups over one year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation.
Payments under the variable incentive plan are delivered in the form of cash or a combination of cash and deferred compensation.  The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale.  Deferred compensation is required to be invested into funds managed by the team, via a co-investment program; thus, aligning the interests of investment professionals with client objectives. Co-investment is subject to a three year cliff vesting schedule which meets our objective of increased employee retention.
In addition to base salary and variable incentive, portfolio managers and senior professionals participate in the Principal Financial Group Long-term Incentive Plan (“Plan”). Awards from this Plan are based on individual performance and are delivered in the form of three-year cliff vest Principal Financial Group (“PFG”) restricted stock units ("RSUs") or a combination of three-year cliff vest PFG RSUs and three-year ratable vest PFG stock options; therefore, aligning the interests of team members with PFG stakeholders.

110

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Charles D. Averill	SAM Balanced	None
Charles D. Averill	SAM Conservative Balanced	None
Charles D. Averill	SAM Conservative Growth	None
Charles D. Averill	SAM Flexible Income	None
Charles D. Averill	SAM Strategic Growth	None
Daniel R. Coleman	Equity Income	None
Daniel R. Coleman	Principal Capital Appreciation	None
John R. Friedl	Government & High Quality Bond	None
John R. Friedl	Income	None
John R. Friedl	Short-Term Income	None
Todd A. Jablonski	SAM Balanced	None
Todd A. Jablonski	SAM Conservative Balanced	None
Todd A. Jablonski	SAM Conservative Growth	None
Todd A. Jablonski	SAM Flexible Income	None
Todd A. Jablonski	SAM Strategic Growth	None
Theodore Jayne	Principal Capital Appreciation	None
Ryan P. McCann	Government & High Quality Bond	None
Ryan P. McCann	Income	None
Ryan P. McCann	Short-Term Income	None
Scott J. Peterson	Government & High Quality Bond	None
Scott J. Peterson	Income	None
Scott J. Peterson	Short-Term Income	None
David W. Simpson	Equity Income	None
Gregory L. Tornga	Government & High Quality Bond	None
Gregory L. Tornga	Income	None
Gregory L. Tornga	Short-Term Income	None
Nedret Vidinli	Equity Income	None

111

Sub-Advisor: Mellon Capital Management
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Paul Benson: Bond Market Index Account
Registered investment companies	18	$8.8 billion	0	$0
Other pooled investment vehicles	47	$13.6 billion	0	$0
Other accounts	38	$19.3 billion	0	$0

Gregg Lee: Bond Market Index Account
Registered investment companies	18	$8.8 billion	0	$0
Other pooled investment vehicles	47	$13.6 billion	0	$0
Other accounts	38	$19.3 billion	0	$0

Nancy G. Rogers: Bond Market Index Account
Registered investment companies	18	$8.8 billion	0	$0
Other pooled investment vehicles	47	$13.6 billion	0	$0
Other accounts	38	$19.3 billion	0	$0

Stephanie Shu: Bond Market Index Account
Registered investment companies	18	$8.8 billion	0	$0
Other pooled investment vehicles	47	$13.6 billion	0	$0
Other accounts	38	$19.3 billion	0	$0

Compensation
The primary objectives of the Mellon Capital compensation plans are to:

•	Motivate and reward superior investment and business performance

•	Motivate and reward continued growth and profitability

•	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

•	Create an ownership mentality for all plan participants
Cash compensation is comprised primarily of a market-based base salary and variable incentives (cash and deferred). Base salary is determined by the employees' experience and performance in the role, taking into account ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. The performance period under which annual incentive opportunities are earned covers the January 1 through December 31st calendar year.  The compensation for each individual is evaluated on a total compensation basis, in which combined salaries and incentives are reviewed against competitive market data (benchmarks) for each position annually. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

112

Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period as well as a grant of BNY Mellon Restricted Stock for senior level roles.
Mellon Capital's Portfolio Managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine Portfolio Manager compensation with respect to the management of mutual funds and other accounts. Mutual fund Portfolio Managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain Portfolio Managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund Portfolio Managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.
Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Paul Benson	Bond Market Index	None
Gregg Lee	Bond Market Index	None
Nancy G. Rogers	Bond Market Index	None
Stephanie Shu	Bond Market Index	None

Sub-Advisor: Principal Global Investors, LLC (Equity Portfolio Managers)
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Paul H. Blankenhagen: Diversified International Account
Registered investment companies	3	$8.8 billion	0	$0
Other pooled investment vehicles	7	$3.2 billion	0	$0
Other accounts	5	$587.1 million	1	$164.4 million

Juliet Cohn: Diversified International Account
Registered investment companies	3	$8.8 billion	0	$0
Other pooled investment vehicles	7	$3.2 billion	0	$0
Other accounts	5	$587.1 million	1	$164.4 million

Mihail Dobrinov: International Emerging Markets Account
Registered investment companies	1	$871.6 million	0	$0
Other pooled investment vehicles	4	$768.7 million	0	$0
Other accounts	4	$1.2 billion	1	$139.1 million

Joel Fortney: LargeCap Value Account
Registered investment companies	2	$2.8 billion	0	$0
Other pooled investment vehicles	6	$1.2 billion	0	$0
Other accounts	0	$0	0	$0

113

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Christopher Ibach: LargeCap Value Account
Registered investment companies	5	$5.5 billion	0	$0
Other pooled investment vehicles	13	$3.3 billion	0	$0
Other accounts	6	$1.1 billion	1	$200.8 million

Thomas L. Kruchten: Diversified Balanced Volatility Control, Diversified Growth Volatility Control, LargeCap S&P 500 Index & LargeCap, and S&P 500 Managed Volatility Index Accounts
Registered investment companies	14	$11.2 billion	0	$0
Other pooled investment vehicles	4	$28.8 billion	0	$0
Other accounts	0	$0	0	$0

Mark R. Nebelung: Diversified Balanced Volatility Control and Diversified Growth Volatility Control Accounts
Registered investment companies	11	$1.4 billion	0	$0
Other pooled investment vehicles	5	$509.8 million	0	$0
Other accounts	3	$332.9 million	0	$0

K. William Nolin: MidCap Account
Registered investment companies	2	$13.6 billion	0	$0
Other pooled investment vehicles	11	$2.9 billion	0	$0
Other accounts	8	$202.5 million	0	$0

Phil Nordhus: SmallCap Account
Registered investment companies	1	$619.7 million	0	$0
Other pooled investment vehicles	6	$1.0 billion	0	$0
Other accounts	1	$350.4 million	0	$0

Brian W. Pattinson: SmallCap Account
Registered investment companies	3	$1.2 billion	0	$0
Other pooled investment vehicles	9	$2.1 billion	0	$0
Other accounts	3	$893.6 million	1	$116.2 million

Tom Rozycki: MidCap Account
Registered investment companies	2	$13.6 billion	0	$0
Other pooled investment vehicles	11	$2.9 billion	0	$0
Other accounts	8	$202.5 million	0	$0

Jeffrey A. Schwarte*: LargeCap S&P 500 Index and LargeCap S&P 500 Managed Volatility Index Accounts
Registered investment companies	23	$12.0 billion	0	$0
Other pooled investment vehicles	8	$28.9 billion	0	$0
Other accounts	1	$54.4 million	0	$0

114

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Alan Wang: International Emerging Markets Account
Registered investment companies	1	$871.6 million	0	$0
Other pooled investment vehicles	4	$768.7 million	0	$0
Other accounts	5	$1.2 billion	1	$139.1 million

Mohammed Zaidi: International Emerging Markets Account
Registered investment companies	1	$871.6 million	0	$0
Other pooled investment vehicles	4	$768.7 million	0	$0
Other accounts	4	$1.2 billion	1	$139.1 million
* Information as of June 30, 2016.
Compensation
Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for equity investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.
Variable compensation takes the form of a profit share plan with funding based on percentage of pre-tax, pre-bonus operating earnings of Principal Global Equities. The plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. The variable component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Equities group. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Half of the deferred compensation is awarded in Principal Financial Group (“PFG”) restricted stock units and the other half is required to be invested into equity funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule.
All senior team members have substantial investments in funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).

115

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Paul H. Blankenhagen	Diversified International	None
Juliet Cohn	Diversified International	None
Mihail Dobrinov	International Emerging Markets	None
Joel Fortney	LargeCap Value	None
Christopher Ibach	LargeCap Value	None
Thomas L. Kruchten	Diversified Balanced Volatility Control	None
Thomas L. Kruchten	Diversified Growth Volatility Control	None
Thomas L. Kruchten	LargeCap S&P 500 Index	None
Thomas L. Kruchten	LargeCap S&P 500 Managed Volatility Index	None
Mark R. Nebelung	Diversified Balanced Volatility Control	None
Mark R. Nebelung	Diversified Growth Volatility Control	None
K. William Nolin	MidCap	None
Phil Nordhus	SmallCap	None
Brian W. Pattinson	SmallCap	None
Tom Rozycki	MidCap	None
Jeffrey A. Schwarte*	LargeCap S&P 500 Index	None
Jeffrey A. Schwarte*	LargeCap S&P 500 Managed Volatility Index	None
Alan Wang	International Emerging Markets	None
Mohammed Zaidi	International Emerging Markets	None
* Information as of June 30, 2016.

Sub-Advisor: Principal Global Investors, LLC (Fixed Income Portfolio Managers)
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
William C. Armstrong: Core Plus Bond Account
Registered investment companies	2	$4.4 billion	0	$0
Other pooled investment vehicles	8	$6.8 billion	0	$0
Other accounts	12	$4.4 billion	2	$1.2 billion

Tina Paris: Core Plus Bond Account
Registered investment companies	3	$4.5 billion	0	$0
Other pooled investment vehicles	10	$6.8 billion	0	$0
Other accounts	14	$4.6 billion	2	$1.2 billion

Timothy R. Warrick: Core Plus Bond Account
Registered investment companies	3	$4.5 billion	0	$0
Other pooled investment vehicles	19	$8.7 billion	0	$0
Other accounts	35	$17.5 billion	3	$1.5 billion

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Compensation
Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for fixed income investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.
Variable compensation takes the form of a profit share plan with funding based on a percentage of pre-tax, pre-bonus operating earnings of Principal Global Fixed Income. The plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. The variable component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Fixed Income group. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Half of the deferred compensation is awarded in Principal Financial Group (“PFG”) restricted stock units and the other half is required to be invested into fixed income funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule.
All senior team members have substantial investments in funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).
Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
William C. Armstrong	Core Plus Bond	None
Tina Paris	Core Plus Bond	None
Timothy R. Warrick	Core Plus Bond	None

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Sub-Advisor: Principal Global Investors, LLC (Multi-Asset Portfolio Managers)
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Matthew D. Annenberg: Balanced, Multi-Asset Income, Principal LifeTime Strategic Income, 2010, 2020, 2030, 2040, 2050, 2060 Accounts
Registered investment companies	12	$25.9 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	3	$201.6 million	0	$0

Scott Smith: Balanced and Multi-Asset Income Accounts
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	1	$876.4 million	0	$0
Other accounts	5	$939.8 million	0	$0
Compensation
Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce delivery of investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. Investment performance is measured against relative client benchmarks and peer groups over one year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation. The structure is uniformly applied amongst all investment professionals.
Payments under the variable incentive plan are delivered in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Deferred compensation is required to be invested into Principal Financial Group (“PFG”) restricted stock units and funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g. co-investment), alignment with Principal stakeholders, and talent retention.
In addition, investment professionals have investments in funds managed by the team through retirement plans offered by the Principal (e.g. 401(k) plan) and direct personal investments.

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Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Matthew D. Annenberg	Balanced	None
Matthew D. Annenberg	Multi-Asset Income	None
Matthew D. Annenberg	Principal LifeTime Strategic Income	None
Matthew D. Annenberg	Principal LifeTime 2010	None
Matthew D. Annenberg	Principal LifeTime 2020	None
Matthew D. Annenberg	Principal LifeTime 2030	None
Matthew D. Annenberg	Principal LifeTime 2040	None
Matthew D. Annenberg	Principal LifeTime 2050	None
Matthew D. Annenberg	Principal LifeTime 2060	None
Scott Smith	Balanced	None
Scott Smith	Multi-Asset Income	None

Sub-Advisor: Principal Real Estate Investors, LLC
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Keith Bokota: Real Estate Securities Account
Registered investment companies	2	$3.4 billion	0	$0
Other pooled investment vehicles	2	$58.0 million	0	$0
Other accounts	9	$960.2 million	0	$0

Anthony Kenkel: Real Estate Securities Account
Registered investment companies	6	$9.2 billion	0	$0
Other pooled investment vehicles	17	$1.5 billion	0	$0
Other accounts	28	$4.1 billion	0	$0

Kelly D. Rush: Real Estate Securities Account
Registered investment companies	7	$9.6 billion	0	$0
Other pooled investment vehicles	18	$1.6 billion	0	$0
Other accounts	29	$4.2 billion	0	$0
Compensation
Principal Real Estate Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for real estate investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.

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Variable compensation takes the form of a profit share plan with funding based on a percentage of pre-tax, pre-bonus operating earnings of the boutique (e.g. REIT, CMBS). The plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. The variable component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year and three-year periods, calculated quarterly, reinforcing a longer term orientation. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Real Estate group. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.
Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Half of the deferred compensation is awarded in Principal Financial Group (“PFG”) restricted stock units and the other half is required to be invested into funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule.
All senior team members have substantial investments in funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).
Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Keith Bokota	Real Estate Securities	None
Anthony Kenkel	Real Estate Securities	None
Kelly D. Rush	Real Estate Securities	None

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Sub-Advisor:	Spectrum Asset Management, Inc.
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
L. Phillip Jacoby, IV: LargeCap S&P 500 Managed Volatility Index Account
Registered investment companies	5	$9.5 billion	0	$0
Other pooled investment vehicles	31	$4.4 billion	0	$0
Other accounts	76	$6.7 billion	0	$0

Manu Krishnan: LargeCap S&P 500 Managed Volatility Index Account
Registered investment companies	5	$9.5 billion	0	$0
Other pooled investment vehicles	31	$4.4 billion	0	$0
Other accounts	76	$6.7 billion	0	$0

Kevin Nugent: LargeCap S&P 500 Managed Volatility Index Account
Registered investment companies	5	$9.5 billion	0	$0
Other pooled investment vehicles	31	$4.4 billion	0	$0
Other accounts	76	$6.7 billion	0	$0
Compensation
Spectrum Asset Management offers investment professionals a competitive compensation structure that is evaluated relative to other asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is aligned with performance and goals of the firm. Salaries are established based on a benchmark of salary levels of relevant asset management firms, taking into account each portfolio manager’s position and responsibilities, experience, contribution to client servicing, compliance with firm and/or regulatory policies and procedures, work ethic, seniority and length of service, and contribution to the overall functioning of the organization. Spectrum attempts to award all compensation in a manner that promotes sound risk management principles. Base salaries are fixed, but are subject to periodic adjustments, usually on an annual basis.
The variable incentive is in the form of a discretionary bonus and may represent a significant proportion of an individual’s total annual compensation. Discretionary bonuses are determined quarterly and are based on a methodology used by senior management that takes into consideration several factors, including but not necessarily limited to those listed below:

•
Changes in overall firm assets under management, including those assets in the Fund. (Portfolio managers are not directly incentivized to increase assets (“AUM”), although they are indirectly compensated as a result of an increase in AUM)

•
Portfolio performance (on a pre-tax basis) relative to benchmarks measured annually. (The relevant benchmark is a custom benchmark composed of 50% BofA Merrill Lynch Fixed Rate Preferred Securities Index / 50% BofA Merrill Lynch US Capital Securities Index.)

•	Contribution to client servicing

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•	Compliance with firm and/or regulatory policies and procedures

•	Work ethic

•	Seniority and length of service

•	Contribution to overall functioning of organization
Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
L. Phillip Jacoby, IV	LargeCap S&P 500 Managed Volatility Index	None
Manu Krishnan	LargeCap S&P 500 Managed Volatility Index	None
Kevin Nugent	LargeCap S&P 500 Managed Volatility Index	None

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APPENDIX A – DESCRIPTION OF BOND RATINGS
Moody's Investors Service, Inc. Rating Definitions:
Long-Term Obligation Ratings
Ratings assigned on Moody's global long-term obligation rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.1
1 For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investor’s expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
NOTE: Moody's appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, issuers, financial companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also by subject to contractually allowable write-downs of principal that could result in impairment. Together the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
SHORT-TERM NOTES: Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Issuers rated Prime-1 (or related supporting institutions) have a superior ability to repay short-term debt obligations.

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Issuers rated Prime-2 (or related supporting institutions) have a strong ability to repay short-term debt obligations.
Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability to repay short-term promissory obligations.
Issuers rated Not Prime do not fall within any of the Prime rating categories.
US MUNICIPAL SHORT-TERM DEBT: The Municipal Investment Grade (MIG) scale is used to rate US municipal bonds of up to three years maturity. MIG ratings are divided into three levels - MIG 1 through MIG 3 - while speculative grade short-term obligations are designed SG.
MIG 1 denotes superior credit quality, afforded excellent protection from established cash flows, reliable liquidity support, or broad-based access to the market for refinancing.
MIG 2 denotes strong credit quality with ample margins of protection, although not as large as in the preceding group.
MIG 3 notes are of acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established
SG denotes speculative-grade credit quality and may lack sufficient margins of protection.
Description of S&P Global Ratings' Credit Rating Definitions:
S&P Global's credit rating, both long-term and short-term, is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific obligation. This assessment takes into consideration obligors such as guarantors, insurers, or lessees.
The credit rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are statements of opinion as of the date they are expressed furnished by the issuer or obtained by S&P Global from other sources S&P Global considers reliable. S&P Global does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of default - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

LONG-TERM CREDIT RATINGS:

AAA:	Obligations rated ‘AAA’ have the highest rating assigned by S&P Global. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	Obligations rated ‘AA’ differ from the highest-rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

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A:
Obligations rated ‘A’ have a strong capacity to meet financial commitment on the obligation although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB:
Obligations rated ‘BBB’ exhibit adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitment on the obligation.

BB, B, CCC,	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded, on balance, as having significant

CC, and C:
speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest degree of speculation. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB:
Obligations rated ‘BB’ are less vulnerable to nonpayment than other speculative issues. However it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:
Obligations rated ‘B’ are more vulnerable to nonpayment than ‘BB’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair this capacity.

CCC:
Obligations rated ‘CCC’ are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. If adverse business, financial, or economic conditions occur, the obligor is not likely to have the capacity to meeting its financial commitment on the obligation.

CC:
Obligations rated ‘CC’ are currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global expects default to be a virtual certainty, regardless of anticipated time to default.

C:	The rating ‘C’ is highly vulnerable to nonpayment, the obligation is expected to have lower relative seniority or lower ultimate recovery compared to higher rated obligations.

D:
Obligations rated ‘D’ are in default, or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. This rating will also be used upon filing for bankruptcy petition or the taking or similar action and where default is a virtual certainty. If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P Global does not rate a particular type of obligation as a matter of policy.
SHORT-TERM CREDIT RATINGS: Short-Term credit ratings are forward-looking opinions of the likelihood of timely payment of obligations having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A-1:	This is the highest category. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+).

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This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:
Issues carrying this designation are somewhat more susceptible to the adverse effects of the changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:
Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet it financial commitment on the obligation.

B:
Issues rated ‘B’ are regarded as vulnerable and have significant speculative characteristics. The obligor has capacity to meet financial commitments; however, it faces major ongoing uncertainties which could lead to obligor’s inadequate capacity to meet its financial obligations.

C:
This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation.

D:
This rating indicates that the issue is either in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. This rating will also be used upon filing for bankruptcy petition or the taking or similar action and where default is a virtual certainty. If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

MUNICIPAL SHORT-TERM NOTE RATINGS: S&P Global rates U.S. municipal notes with a maturity of less than three years as follows:

SP-1:	A strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service is given a "+" designation.

SP-2:	A satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

SP-3:	A speculative capacity to pay principal and interest.
Fitch, Inc. Rating Definitions:
Fitch’s credit ratings are forward looking and typically attempt to assess the likelihood of repayment by the obligor at “ultimate/final maturity” and thus material changes in economic conditions and expectations (for a particular issuer) may result in a rating change. Credit ratings are opinions on relative credit quality and not a predictive measure of specific default probability.
Investment Grade

AAA:
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:
Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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A:
High credit quality. ‘A’ ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:
Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB:
Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

D:	Default. ‘D’ ratings indicate an issuer has entered into bankruptcy filings, administration, receivership, liquidation or which has otherwise ceased business.
Note: The modifiers “+” or “-“may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:	High short-term default risk. Default is a real possibility.

RD:
Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

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D:	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate issuers with speculative grade ratings.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1:	Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2:	Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3:	Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4:	Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5:	Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6:	Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

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APPENDIX B – PROXY VOTING POLICIES
The proxy voting policies applicable to each Account appear in the following order:
PMC’s proxy voting policy is first, followed by the Sub-Advisors, alphabetically.

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Principal Management Corporation (“Principal”) Proxy Voting Policy

Effective March 10, 2009

Proxy Voting Policy

Principal believes that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services provided to the firm’s advisory clients. The guiding principles in performing proxy voting are to make decisions that
(i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
Proxy Voting Procedures
Principal has implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.
Institutional Shareholder Services (“ISS”). Based on Principal’s investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, Principal has retained the services of ISS, an independent company that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to Principal include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.
Principal has elected to follow ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that Principal generally considers important in casting proxy votes. The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, Board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation that reflects ISS’ application of the Guidelines to the particular proxy issues.
On any particular proxy vote, a Portfolio Manager may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS own evaluation of the factors. The Portfolio Manager has access to ISS Recommendations and may determine that it is in the best interest of shareholders to vote differently.
In the event that judgment differs from that of ISS, Principal will memorialize the reasons supporting that judgment and retain a copy of those records. In such cases, the following will be required:

•	The requesting Portfolio Manager must put forth, in writing, the reasons for their decision;

•	The approval of Principal’s Chief Investment Officer;

•	Notification to the Proxy Voting Coordinator and other appropriate personnel (including PGI Portfolio Managers whose clients may own the particular security);

•	A determination that the decision is not influenced by any conflict of interest; and

•	The creation of a written record reflecting the process.
Conflicts of Interest. Principal has implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures are designed to eliminate Principal’s discretion in voting such proxies to eliminate the conflict. The procedures used differ for the SAM Portfolio and LifeTime portfolios of the Principal Fund clients and all other clients.

Conflict Procedures for the SAM Portfolios and LifeTime Portfolios

The SAM Portfolios and the LifeTime portfolios invest in shares of other Principal Mutual Funds. Principal is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, Principal will vote shares of such fund on any proposal submitted to the underlying fund’s shareholders in the same proportion as the votes of other shareholders of the underlying fund.

Conflict Procedures for All Other Clients

The conflict avoidance procedures for securities held by all other clients include Principal’s use of the Guidelines and ISS Recommendations. Proxy votes cast by Principal in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because Principal cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third-party.
Principal’s procedures also prohibit the influence of conflicts of interest where a Portfolio Manager decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with Principal’s senior management, the Law Department, outside counsel, and/or the client whose account may be affected by the conflict. Principal will maintain a record of the resolution of any proxy voting conflict of interest.
Proxy Voting Instructions and New Accounts. As part of the new account opening process for discretionary institutional clients for which Principal retains proxy voting responsibility, Principal’s Client Services Department is responsible for sending a proxy letter to the client’s custodian. This letter instructs the custodian to send the client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Principal’s Client Services Department and the Proxy Voting Coordinator. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.
Securities Lending. At times, neither Principal nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, Principal will make reasonable efforts to inform the Client that neither Principal nor ISS is able to vote the proxy until the lent security is recalled.
Abstaining from Voting Certain Proxies. Principal shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when Principals’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

•	Restrictions for share blocking countries;[1]

•	Casting a vote on a foreign security may require that Principal engage a translator;

•	Restrictions on foreigners’ ability to exercise votes;

•	Requirements to vote proxies in person;

•	Requirements to provide local agents with power of attorney to facilitate the voting instructions;

•	Untimely notice of shareholder meeting;

•	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation Communications and Handling of Information Requests Regarding Proxies. Employees must promptly inform the Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, Principal will not reveal or disclose to any third-party how they may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Coordinator may disclose that it is the general policy to follow ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Thomson Financial, Richard Davies, DF King, Georgeson Shareholder) may contact Principal to ask questions regarding total holdings of a particular stock across advisory Clients, or how they intend to vote on a particular proxy. In addition, issuers may call (or hire third-parties to call) with intentions to influence the votes (i.e., to vote against ISS recommendation).
_________________________________________
1 In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Proxy Voting Coordinator. The Proxy Voting Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the CCO with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

Proxy Voting Errors. In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Proxy Voting Coordinator. The Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Coordinator, with the assistance of the CCO, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, outside counsel, and/or affected clients may be contacted.

Recordkeeping. Principal must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

•	Client request to review proxy votes:

◦
Any request, whether written (including e- mail) or oral, received by any Employee of Principal, must be promptly reported to the Proxy Voting Coordinator. All written requests must be retained in the client’s permanent file.

◦
The Proxy Voting Coordinator will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third-party, not a proxy voting client, other dispositions, etc.) in a suitable place.

◦
The Proxy Voting Coordinator will furnish the information requested to the client within a reasonable time period (generally within 10 business days). Principal will maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

◦	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

•	Proxy statements received regarding client securities:

◦	Upon inadvertent receipt of a proxy, Principal will generally forward to ISS for voting, unless the client has instructed otherwise.

◦	Note: Principal is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

•	Proxy voting records:

◦
Principals’ proxy voting record is maintained by ISS. The Proxy Voting Coordinator, with the assistance of the Client Services Department, will periodically ensure that ISS has complete, accurate, and current records.

◦	Principal will maintain documentation to support the decision to vote against ISS recommendation.

◦
Principal will maintain documentation or notes or any communications received from third-parties, other industry analysts, third-party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Proxy Voting Policies and Procedures For
Principal Exchange Traded Funds
Principal Funds, Inc.
Principal Investors Fund
Principal Variable Contracts Fund
Principal Retail Funds
(March 9, 2015)

It is each fund's policy to delegate authority to its advisor or sub-advisor, as appropriate, to vote proxy ballots relating to the fund's portfolio securities in accordance with the advisor's or sub-advisor's voting policies and procedures.

The advisor or sub-advisor must provide, on a quarterly basis:

1.
Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the advisor or sub-advisor, were voted in a manner consistent with the advisor's or sub-advisor's voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an advisor or sub-advisor, the advisor or sub-advisor will identify any proxies the advisor or sub-advisor voted in a manner inconsistent with its policies and procedures. The advisor or sub-advisor shall list each vote, explain why the advisor or sub-advisor voted in a manner contrary to its policies and procedures, state whether the advisor or sub-advisor’s vote was consistent with the recommendation to the advisor or sub-advisor of a third party and, if so, identify the third party; and

2.	Written notification of any changes to the advisor's or sub-advisor's proxy voting policies and procedures made during the preceding calendar quarter.

The advisor or sub-advisor must provide, no later than July 31 of each year, the following information regarding each proxy vote cast during the 12-month period ended June 30 for each fund portfolio or portion of fund portfolio for which it serves as investment advisor, in a format acceptable to fund management:

1.	Identification of the issuer of the security;

2.	Exchange ticker symbol of the security;

3.	CUSIP number of the security;

4.	The date of the shareholder meeting;

5.	A brief description of the subject of the vote;

6.	Whether the proposal was put forward by the issuer or a shareholder;

7.	Whether and how the vote was cast;

8.	Whether the vote was cast for or against management of the issuer.

B

PROXY VOTING POLICY ON SECURITIES

The firm receives proxy ballots on behalf of clients and shall vote such proxies consistent with this Policy, which sets forth the firm’s standard approach to voting on common proxy questions.1 In general, this Policy is designed to ensure that the firm votes proxies in the best interest of clients, so as to promote the long-term economic value of the underlying securities.

Clients may, at any time, opt to change their proxy voting authorization. Upon notice that a client has revoked the firm’s authority to vote proxies, the firm will forward any relevant research the firm obtains to the party that will assume proxy voting authority, as identified by the client.

To facilitate the proxy voting process, the firm has engaged Glass, Lewis & Co., LLC (“Glass Lewis”), an unbiased, unaffiliated, third-party proxy voting service, to provide proxy research and voting recommendations. In addition, the firm subscribes to Glass Lewis’s proxy vote management system, which provides a means to receive and vote proxies, as well as services for record- keeping, auditing, reporting and disclosure regarding votes.

On a regular basis, the firm’s portfolio managers are supplied with a list of upcoming proxies issued for companies that are actively recommended by the firm. Except in situations identified as presenting material conflicts of interest, the portfolio manager who follows an issuer may make the final voting decision based on a variety of considerations, including their review of relevant materials, their knowledge of the company, and Glass Lewis recommendations. In circumstances where the firm’s managers do not provide a vote recommendation, proxies will be voted according to Glass Lewis recommendations, unless specific guidelines provided to Glass Lewis by the firm specify otherwise. Proxies are generally voted in accordance with Glass Lewis recommendations for all client types, as described further herein.

In keeping with its fiduciary obligations to clients, the firm considers each proxy voting proposal on its own merits and an independent determination is made based on the relevant facts and circumstances. Proxy proposals include a wide range of matters. The firm generally votes with management on routine matters and takes a more case-by-case approach regarding non-routine matters. For socially responsible investing (“SRI” or “green”) clients, the firm follows Glass Lewis guidelines that focus on enhanced environmental, social and governance practices (“ESG Guidelines”). For Taft-Hartley clients, the firm follows the Glass Lewis Taft-Hartley Guidelines. Although Glass Lewis

1 The firm votes proxies on behalf of separate account clients, firm-managed mutual fund shareholders, and, where applicable, employee benefit plan participants and beneficiaries.

B

guidelines are generally followed, the firm may depart from these guidelines when it deems such departure necessary in the best interest of the client.

Below is a summary of guidelines, based on the Glass Lewis approach, for voting on common proxy questions. Given the dynamic and wide-ranging nature of corporate governance issues that may arise, this summary is not intended to be exhaustive.

Management Recommendations
Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. Although proxies with respect to most issues are voted in line with the recommendation of the issuer’s management, the firm will not blindly vote in favor of management. The firm will not support proxy proposals or positions that compromise clients’ best interests or that the firm determines may be detrimental to the underlying value of client positions.

Routine Matters
Election of Directors.
Although proxies will typically be voted for a management-proposed slate of directors, the firm may vote against (or withhold votes for) such directors if there are compelling corporate governance reasons for doing so. Some of these reasons include where a director: attends less than 75% of board and relevant committee meetings; is the CEO of a company where a serious restatement occurred after the CEO certified the financial statements; served at a time when a poison pill was adopted without shareholder approval within the prior year; is the CFO of the company; has an interlocking directorship; has a perceived conflict of interest (or the director’s immediate family member has a perceived conflict of interest); or serves on an excessive number of boards.

The firm generally supports independent boards of directors comprised of members with diverse backgrounds, a breadth and depth of relevant experience, and a track record of positive performance. Management proposals to limit director liability consistent with state laws and director indemnification provisions will be supported because it is important for companies to be able to attract qualified candidates.

Separation of the roles of Chairman and CEO is supported, but the firm will not typically vote against a CEO who serves as chairman or director. In the absence of an independent chairman, however, the firm supports the appointment of a lead director with authority to conduct sessions outside the presence of the insider chairman.

The firm will typically vote against any inside director seeking appointment to a key committee (audit, compensation, nominating or governance), since the service of independent directors on such committees best protects and enhances the interests of shareholders. Where insufficient information is provided regarding performance metrics, or where pay is not tied to performance (e.g., where management has excessive discretion to alter performance terms or previously defined targets), the firm will typically vote against the chair of the compensation committee.

Voting

B

The firm generally supports proposals to require a majority vote standard for the election of directors, rather than plurality voting. Proposals seeking to allow cumulative voting will be supported where the issuer does not have majority voting for the election of directors. Annual election of directors is supported, whereas the firm will vote against efforts to created staggered or classified boards. The firm supports a simple majority voting structure, since supermajority vote requirements impede shareholder action on important ballot items.

Appointment and Rotation of Auditors
Management recommendations regarding selection of an auditor shall generally be supported, but the firm will not support the ratification of an auditor when there is a lack of independence, accounting irregularity or negligence by the auditor. Some examples include: when an auditing firm has other relationships with the company that may suggest a conflict of interest; when the auditor bears some responsibility for a restatement by the company; when a company has aggressive accounting policies or lack of transparency in financial statements; and when a company changes auditors as a result of disagreement between the company and the auditor regarding accounting principles or disclosure issues. The firm will generally support proposals for mandatory auditor rotation with reasonable frequency (usually not less than five to seven years).

Changes in State of Incorporation or Capital Structure
Management recommendations about reincorporation are generally supported unless the new jurisdiction in which the issuer is reincorporating has laws that would dilute the rights of shareholders of the issuer. The firm will generally vote against reincorporation where the financial benefits are minimal and there is a decrease in shareholder rights. Shareholder proposals to change the company’s place of incorporation will only be supported in exceptional circumstances.

Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Because adequate capital stock is important to the operation of a company, the firm will generally support the authorization of additional shares, unless the issuer has not disclosed a detailed plan for use of the shares, or where the number of shares far exceeds those needed to accomplish a detailed plan. Additionally, if the issuance of new shares will limit shareholder rights or could excessively dilute the value of outstanding shares, then such proposals will be supported only if they are in the best interest of the client.

Non-Routine Matters
Corporate Restructurings, Mergers and Acquisitions
These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.

Proposals Affecting Shareholder Rights
The firm favors proposals that are likely to promote shareholder rights and/or increase shareholder value. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally will not be supported.

B

Anti-takeover Issues
Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis, taking into account the rights of shareholders, since the financial interest of shareholders regarding buyout offers is so substantial. Although the firm generally opposes anti-takeover measures because they tend to diminish shareholder rights and reduce management accountability, the firm supports proposals that allow shareholders to vote on whether to implement a “poison pill” plan (shareholder rights plan). In certain circumstances, the firm will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains a reasonable ‘qualifying offer’ provision. The firm supports anti- greenmail proposals, which prevent companies from buying back company stock at significant premiums from a large shareholder.

Shareholder Action
The firm supports proposals that allow shareholders to call special meetings, with a minimum threshold of shareholders (e.g., 10-15%) requesting such a meeting. Proposals that allow shareholders to act by written consent are also supported, if there is a threshold of the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote were present and voting.

Executive Compensation.
Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans and other equity-based compensation, should be examined on a case-by- case basis to ensure that the long-term interests of management and shareholders are properly aligned. Share count and voting power dilution should be limited.

The firm generally favors the grant of options to executives, since options are an important component of compensation packages that link executives’ compensation with their performance and that of the company. The firm typically opposes caps on executive stock options, since tying an executive’s compensation to the performance of the company provides incentive to maximize share value. The firm also supports equity grants to directors, which help align the interests of outside directors with those of shareholders, although such awards should not be performance-based, so that directors are not incentivized in the same manner as executives.

Proposals to reprice or exchange options are reviewed on a case-by-case basis, but are generally opposed. The firm will support a repricing only in limited circumstances, such as if the stock decline mirrors the market or industry price decline in terms of timing and magnitude and the exchange is not value destructive to shareholders.

Although matters of executive compensation should generally be left to the board’s compensation committee, proposals to limit executive compensation will be evaluated on a case-by-case basis. The firm typically opposes caps on executive stock options, since tying an executive’s compensation to the performance of the company provides incentive to maximize share value.

B

The firm generally supports shareholder proposals to allow shareholders an advisory vote on compensation. Absent a compelling reason, companies should submit say-on-pay votes to shareholders every year, since such votes promote valuable communication between the board and shareholders regarding compensation. Where there is an issue involving egregious or excessive bonuses, equity awards or severance payments (including golden parachutes), the firm will generally vote against a say-on-pay proposal. The firm may oppose the election of compensation committee members at companies that do not satisfactorily align executive compensation with the interests of shareholders.

Environmental, Social and Governance Issues
Shareholder proposals regarding environmental, social and governance issues are evaluated on a case-by-case basis. In general, such proposals will not be supported if they are not supported by management, unless they would have a clear and direct positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer. Although policy decisions are typically better left to management and the board, the firm may vote in favor of a reasonable shareholder proposal if supporting the proposal will mitigate significant risk to long-term shareholder value stemming from governance practices, environmental regulation, or legal and reputational issues. Companies should disclose such risks and efforts to mitigate them. In egregious cases where a company has not adequately mitigated such risks, the firm may vote against directors.

Given that the firm’s SRI clients may approach environmental, social and governance issues from a different perspective, the firm follows Glass Lewis ESG Guidelines when voting proxies for SRI clients.

Taft-Hartley Clients and Socially Responsible Investing (“SRI”) Clients
For Taft-Hartley clients, the firm follows the Glass Lewis Taft-Hartley Guidelines, which entail an additional level of analysis relevant to the fiduciary responsibility of Taft-Hartley investors. These guidelines comply with the fiduciary duties imposed by the Taft Hartley Labor Act and ERISA, and the guidelines are consistent with American Federation of Labor and Congress of Industrial Organizations (“AFL-CIO”) guidelines and annual Key Vote Survey. Similarly, for SRI clients, the firm follows the Glass Lewis ESG Guidelines, which focus on disclosure and mitigation of company risk with regard to environmental, social and governance issues. Both sets of guidelines generally support proposals relating to compliance with environmental laws, health and safety regulations, nondiscrimination laws, and international labor or human rights standards, including proposals that tie executive compensation to such issues. For example, the ESG guidelines recognize that environmental, social and governance performance factors should be an important component in evaluating executive performance and compensation.

Companies’ labor practices, including compliance with Equal Employment Opportunity Commission (“EEOC”) requirements and treatment of union members, are considered when evaluating director performance for Taft- Hartley clients and determining whether to support various shareholder proposals. Increased diversity in board membership is also generally supported. For SRI clients, proposals that seek to evaluate overall director

B

performance based on environmental and social criteria are generally supported, including evaluating directors’ commitment to establishing broad sustainable business practices with regard to reporting on and mitigating environmental, social and governance risks.

For both types of clients, International Labor Organization standards are supported and companies are encouraged to adopt such standards. Where a company has violated international human rights standards, review of director performance and oversight is warranted. Further, if directors have not provided adequate oversight to ensure that basic human rights standards are met, or if a company is subject to regulatory or legal action due to human rights violations, the firm will consider voting against certain directors on behalf of its Taft Hartley and SRI clients.

Proposed mergers or acquisitions are examined somewhat differently for Taft Hartley clients and SRI clients than for other clients. Whereas the firm generally examines whether a transaction is likely to maximize shareholder return, for Taft Hartley clients and SRI clients, the firm will support shareholder proposals seeking the company to consider effects of the transaction on the company’s stakeholders.

Further, for SRI clients and Taft Hartley clients, consideration is given to a company’s impact on the environment, so the firm will consider withholding votes from, or voting against, directors who do not exercise their fiduciary duty as it relates to environmental risk. Indeed, any proposal requesting that a company adopt a policy concerning these matters will be scrutinized to ensure it seeks enhanced environmental disclosure or practices and does not limit environmental disclosure or consideration. For SRI clients, proposals are scrutinized if they request that a company adopt a policy concerning bioengineering or nanotechnology. Further, consideration is given to a company’s impact on the environment, as well as the regulatory risk a company may face by not adopting environmentally responsible policies.

For both Taft Hartley clients and SRI clients, proposals requesting the following actions will generally be supported:

Governance & Business Ethics

•	increased disclosure of a company’s business ethics and code of conduct, as well as of its activities that relate to social welfare;

•	development of sustainable business practices, such as animal welfare policies, human rights policies, and fair lending policies; and

•	disclosure of a company’s lobbying practices and political and charitable spending.

Labor Standards & Human Rights

•	enhanced rights of workers, and consideration of the communities and broader constituents in the areas in which companies do business;

•	increased disclosure regarding impact on local stakeholders, workers’ rights and human rights;

•	adherence to codes of conduct relating to labor standards, human rights conventions and corporate responsibility; and

•	independent verification of a company’s contractors’ compliance with labor and

B

human rights standards.

Environment, Health & Safety

•	adoption of the Equator Principles - a benchmark regarding social and environmental risk in project financing;

•	improved sustainability reporting and disclosure about company practices which impact the environment;

•	increased disclosure of environmental risk, compliance with international environmental conventions and adherence to environmental principles;

•	development of greenhouse gas emissions reduction goals, recycling programs, and other proactive means to mitigate a company’s environmental impact;

•	consideration of energy efficiency and renewable energy sources in a company’s development and business strategy;

•
increased disclosure regarding health and safety issues, including the labeling of the use of genetically modified organisms, the elimination or reduction of toxic emissions and use of toxic chemicals in manufacturing, and the prohibition of tobacco sales to minors;

•	reporting on a company’s drug reimportation guidelines, as well as on ethical responsibilities relating to drug distribution and manufacture; and

•	additional safety standards regarding these matters.

International Corporate Governance
For actively recommended issuers domiciled outside the United States, the firm may follow Glass Lewis’s international proxy voting guidelines, including, in certain circumstances, country-specific guidelines.

Conflicts of Interest
A “conflict of interest” means any circumstance when the firm or one of its affiliates (including officers, directors and employees), or in the case where the firm serves as investment adviser to a Brown Advisory Fund, when the Fund or the principal underwriter, or one or more of their affiliates (including officers, directors and employees), knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity (including officers and directors thereof), and, therefore, may appear to have a conflict of interest between its own interests and the interests of clients or Fund shareholders in how proxies of that issuer are voted. For example, a perceived conflict of interest may exist if an employee of the firm serves as a director of an actively recommended issuer, or if the firm is aware that a client serves as an officer or director of an actively recommended issuer. Conflicts of interest will be resolved in the best interest of the client.

The firm should vote proxies relating to such issuers in accordance with the following procedures:

Routine Matters and Immaterial Conflicts
The firm may vote proxies for routine matters, and for non-routine matters that are considered immaterial conflicts of interest, consistent with this Policy. A conflict of interest will be considered material to the extent that it is determined that such conflict

B

has the potential to influence the firm’s
decision-making in voting a proxy. Materiality determinations will be made by the Chief Compliance Officer or designee, in consultation with counsel, based upon an assessment of the particular facts and circumstances.

Material Conflicts and Non-Routine Matters

If the firm believes that (a) it has a material conflict and (b) that the issue to be voted upon is non-routine or is not covered by this Policy, then to avoid any potential conflict of interest:

i)	in the case of a Fund, the firm shall contact the Fund board for a review and determination;

ii)
in the case of all other conflicts or potential conflicts, the firm may “echo vote” such shares, if possible, which means the firm will vote the shares in the same proportion as the vote of all other holders of the issuer’s shares; or

iii)	in cases when echo voting is not possible, the firm may defer to Glass Lewis recommendations or confer with counsel to ensure that the proxy is voted in the best interest of the client.

If the aforementioned options would not ameliorate the conflict or potential conflict, then the firm may abstain from voting, as described below.

Abstention
In recognition of its fiduciary obligations, the firm generally endeavors to vote all proxies it receives. However, the firm may abstain from voting proxies in certain circumstances. For example, the firm may determine that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the clients, such as (by example and without limitation) when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to effect a vote would be uneconomic relative to the value of the client’s investment in the issuer.

Columbus Circle Investors
PROXY VOTING POLICY
2011

I.    Procedures

Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients’ investment accounts. At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.

For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.

In addition to voting proxies for clients, Columbus Circle:

1)
provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted. Columbus Circle provides this summary to all new clients as part of its Form ADV, Part 2 Brochure, which is available to any clients upon request;

2)	applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;

3)
keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;

4)	monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately; and

5)	maintains this written proxy voting policy, which may be updated and supplemented from time to time;

Frank Cuttita, Columbus Circle’s Chief Administrative Officer and Chief Compliance Officer, will maintain Columbus Circle’s proxy voting process. Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.

II.    Voting Guidelines

Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently. The Operating Committee of Columbus Circle has adopted the following voting parameters.

To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle's client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Columbus Circle has delegated to ISS the authority to vote Columbus Circle’s clients’ proxies consistent with the following parameters. ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters. If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review. Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.

A.    Management Proposals:

1.	When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

•	"Normal" elections of directors

•	Approval of auditors/CPA

•	Directors' liability and indemnification

•	General updating/corrective amendments to charter

•	Elimination of cumulative voting

•	Elimination of preemptive rights

2.	When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:

•	Capitalization changes that eliminate other classes of stock and voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.

•	Stock purchase plans with an exercise price of not less than 85% FMV

•	Stock option plans that are incentive based and not excessive

•	Reductions in supermajority vote requirements

•	Adoption of antigreenmail provisions

3.	When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:

•	Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders

•	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions

•	Classified or single-slate boards of directors

•	Reincorporation into a state that has more stringent anti-takeover and related provisions

•	Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.

•	Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

•	Amending articles to relax quorum requirements for special resolutions

•	Re-election of director(s) directly responsible for a company’s fraudulent or criminal act

•	Re-election of director(s) who holds offices of chairman and CEO

•	Re-election of director(s) who serve on audit, compensation and nominating committees

•	Election of directors with service contracts of three years, which exceed best practice and any change in control provisions

•	Adoption of option plans/grants to directors or employees of related companies

•	Lengthening internal auditors’ term in office to four years

B.    Shareholder Proposals:

Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.

1.	When voting shareholder proposals, in general, initiatives related to the following items are supported:

•	Auditors should attend the annual meeting of shareholders

•	Election of the board on an annual basis

•	Equal access to proxy process

•	Submit shareholder rights plan poison pill to vote or redeem

•	Undo various anti-takeover related provisions

•	Reduction or elimination of super-majority vote requirements

•	Anti-greenmail provisions

•	Submit audit firm ratification to shareholder votes

•	Audit firm rotations every five or more years

•	Requirement to expense stock options

•	Establishment of holding periods limiting executive stock sales

•	Report on executive retirement benefit plans

•	Require two-thirds of board to be independent

•	Separation of chairman and chief executive posts

2.	When voting shareholder proposals, in general, initiatives related to the following items are not supported:

•	Requiring directors to own large amounts of stock before being eligible to be elected

•	Restoring cumulative voting in the election of directors

•	Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

•	Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions;
and the Valdez principles.

•	Restrictions banning future stock option grants to executives except in extreme cases

3.	Additional shareholder proposals require case-by-case analysis

•
Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)

•	Requirements that stock options be performance-based

•	Submission of extraordinary pension benefits for senior executives under a company’s SERP for shareholder approval

•	Shareholder access to nominate board members

•	Requiring offshore companies to reincorporate into the United States
Another expression of active involvement is the voting of shareholder proposals. Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management. Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots. Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.
Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities and others that could be considered expressions of activism are not under consideration at this time. Should a particular equity company's policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives.

III.	Conflicts of Interest

Columbus Circle will monitor its proxy voting process for material conflicts of interest. By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.
Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest. As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.
In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above or and requires additional company-specific decision-making, Columbus Circle will vote according to the voting recommendation of ISS. In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.

Edge Asset Management, Inc.

Proxy Voting Policy
Dated November 2011

Policy

Edge Asset Management, Inc. (“Edge”) has been delegated by certain clients the responsibility for voting proxies. It is the policy of Edge to vote proxies in the best interest of its clients, to identify and disclose potential conflicts of interest, to promptly provide client proxy voting results upon request of a client, and to maintain records of proxy voting activities as required. Edge maintains written policies and procedures which address Edge’s proxy policies and practices and which include the responsibility to receive and vote client proxies, to disclose any potential conflicts of interest, to make its proxy voting record available to clients and to maintain relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC that exercise voting authority with respect to client securities are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser's interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser about how the adviser voted proxies for their securities; and (c) describe its proxy voting policies and procedures to clients and furnish a copy to its requesting clients. Further, Rule 204-2 of the Advisers Act requires registered investment advisers that vote client securities to maintain certain records relating to the adviser's proxy voting activities.

Responsibility

Edge has the responsibility for the execution of its proxy voting policy, practices, disclosures and recordkeeping.

Summary Procedures

Edge has adopted and implemented procedures to ensure the firm’s policy is observed, executed properly and amended or updated, as appropriate. The procedures are summarized as follows:

1. Voting Procedures

•
Edge believes it is in the best interest of its clients to delegate the proxy voting responsibility to expert third-party proxy voting organization, Institutional Shareholder Services, Inc. (“ISS”). ISS provides policy guidelines and proxy research and analysis in addition to proxy voting. Edge may override any ISS guideline or recommendation that Edge feels is not in the best interest of the client.

•
Edge has elected to follow the ISS Standard Proxy Voting Guidelines (the “ Guidelines”), which embody the positions and factors that Edge generally considers important in casting proxy votes, including, but not limited to, shareholder voting rights, anti-takeover defenses, board structures, election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals.

2.	Conflicts of Interest

•
Votes cast by ISS on Edge’s behalf consistent with its Guidelines and recommendations are not considered to create a conflict of interest. If ISS or Edge abstains from voting a proxy due to a conflict, or if Edge elects to override an ISS recommendation, it will seek to identify and evaluate whether any conflicts of interest may exist between the issuer and Edge or its employees and clients.

•
Material conflicts will be evaluated, and if it’s determined that one exists, Edge will disclose the conflict to the affected client, and request instruction from the client as to how the proxy should be voted.

3.	New Accounts

•
Edge or its affiliate, Principal Global Investors, shall provide a proxy authorization letter to the client’s custodian upon the opening of a new client account. Clients may also choose to vote proxies themselves or receive individualized reports or services.

4.    Abstentions

•	Edge may refrain from voting when it believes it is in the client’s best interests.

5.    Proxy Solicitations & Information Requests

•
Edge will not reveal or disclose to any third-party how it may have voted or intends to vote until such proxies have been counted at a shareholders’ meeting. Edge may in any event disclose its general policy to follow ISS’s guidelines. No employee of Edge may accept any remuneration in the solicitation of proxies.

6.    Errors

•	Edge will document errors and the resolution of errors.

7.    Recordkeeping

•
Documentation shall be maintained for at least five years. Edge will keep records regarding all client requests to review proxy votes and accompanying responses. Edge may rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

•	Edge’s proxy voting record will be maintained by ISS. Edge will maintain documentation to support any decisions to vote against ISS Guidelines or recommendations.

8.    Class Actions

•
Edge generally does not file class action claims on behalf of its clients and specifically will not act on behalf of former clients that have terminated their relationship with Edge. Edge will only file permitted class action claims if that responsibility in specifically stated in the advisory contract. Edge will maintain documentation related to any cost-benefit analysis to support decisions to opt out of any class action settlement. This policy is disclosed in the firm’s Form ADV filing.

Historical Policies: Revised October 2010; February 2009; January 1, 2007; October 9, 2006
Adopted policy: March 31, 2004

MELLON CAPITAL MANAGEMENT

Proxy Voting

POLICY:
As investment advisor, Mellon Capital Management Corporation (“Mellon Capital') is typically delegated by clients the responsibility for voting proxies for shares held in their (i.e. client) account. Clients may decide to adopt Mellon Capital's proxy voting policy or may use their own policy. In either case, Mellon Capital will vote and monitor the proxies on behalf of the client and ensure that the proxies are voted in accordance with the proxy voting policy.

Mellon Capital retains third party proxy voting services currently Institutional Shareholder Services (“ISS”), to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. In Addition, Mellon Capital also retains Glass Lewis for research only. Mellon Capital is required to vote proxies in the best interest of clients and to treat them fairly.

Mellon Capital has adopted The Bank of New York Mellon Corporation's (“BNY Mellon”) Proxy Voting Policy (See Exhibit A).

PROCEDURES FOR
ACCOUNT SET-UP &

MONITORING OF ISS:
Mellon Capital's Onboarding Team has implemented procedures designed to ensure that; (1) the client's custodian is instructed to send their client's proxy ballots to ISS for voting; and (2) that ISS is notified that they should begin receiving proxy ballots. In addition, the Compliance Department monitors ISS' activities on behalf of Mellon Capital. On a monthly basis, ISS issues a certification letter that states that all proxies available to vote were voted and that there were no exceptions (any exceptions will be listed in the letter).

VOTING DISCLOSURE:
Clients for whom Mellon Capital votes proxies will receive a summary of Mellon Capital's Proxy Voting Policy and a full copy of the policy is available upon request. Furthermore, clients may request a history of proxies voted on their behalf.

RECORDKEEPING:	ISS maintains proxy voting records on behalf of Mellon Capital.

MELLON CAPITAL MANAGEMENT

VOTING BNY MELLON

STOCK:
It is the policy of Mellon Capital not to vote or make recommendations on how to vote shares of the Bank of New York Mellon Corporation stock, even where Mellon Capital has the legal power to do so under the relevant governing instrument. In order to avoid any appearance of conflict relating to voting BNY Mellon stock, Mellon Capital has contracted with an independent fiduciary (Institutional Shareholder Services) to direct all voting of BNY Mellon Stock held by any Mellon Capital accounts on any matter in which shareholders of BNY Mellon Stock are required or permitted to vote.

MELLON CAPITAL MANAGEMENT

Exhibit A

15 September 2011

THE BANK OF NEW YORK MELLON CORPORATION
PROXY VOTING POLICY

1.
Scope of Policy - This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), the investment companies advised by such subsidiaries (the “Funds”), and certain of the banking subsidiaries of BNY Mellon (BNY Mellon's participating investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the “Subsidiaries”).

2.
Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3.
Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4.
Limited Role of Shareholders - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5.
Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

MELLON CAPITAL MANAGEMENT

6.
“Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7.
Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Committee for discussion and vote. Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

8.
Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities, and may engage an independent fiduciary to vote proxies of other issuers in our discretion.

9.
Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

MELLON CAPITAL MANAGEMENT

10.	Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11.
Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall disclose their proxy voting policies and procedures and their proxy votes as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

12.
Charter - We maintain a Charter which lists the Committee's responsibilities and duties, membership, voting and non-voting members, quorum, meeting schedule and oversight mapping to the BNY Mellon Fiduciary Risk Management Committee.

Principal Global Investors, LLC
Principal Real Estate Investors, LLC
Proxy Voting and Class Action Monitoring

Background
Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.
Risks
In developing this policy and procedures, the Advisers considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

•	The Advisers do not maintain a written proxy voting policy as required by Rule 206(4)-6.

•	Proxies are not voted in Clients’ best interests.

•	Proxies are not identified and voted in a timely manner.

•	Conflicts between the Advisers’ interests and the Client are not identified; therefore, proxies are not voted appropriately.

•	The third-party proxy voting services utilized by the Advisers are not independent.

•	Proxy voting records and Client requests to review proxy votes are not maintained.

The Advisers have established the following guidelines as an attempt to mitigate these risks.
Policy
The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services we provide to our advisory clients. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers’ belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
In addition, as a fiduciary, the Advisers also monitor Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures
The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.
The Compliance Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.
Institutional Shareholder Services
Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS is a wholly owned subsidiary MSCI, Inc. which is a leading global provider of investment decision support tools. ISS offers proxy voting solutions to institutional clients globally. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.
The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.1 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (a “ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Coordinator, who has been assigned by the Compliance Department to manage the proxy voting process.
Voting Against ISS Recommendations
On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As mentioned above, the PM Teams have access to the ISS Recommendations and may determine that it is in the best interest of Clients to vote differently.
In the event that judgment differs from that of ISS, the Advisers will memorialize the reasons supporting that judgment and retain a copy of those records for the Advisers’ files. In such cases, our procedures require:

1.	The requesting PM Team to set forth the reasons for their decision;

2.	The approval of the lead Portfolio Manager for the requesting PM Team;

3.	Notification to the Proxy Voting Coordinator and other appropriate personnel (including other PGI/PrinREI Portfolio Managers who may own the particular security);

4.	A determination that the decision is not influenced by any conflict of interest; and

5.	The creation of a written record reflecting the process (See Appendix XXXI).

[1] The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.

Additionally, the Compliance Department will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted consistent with the Advisers’ fiduciary duties.
Conflicts of Interest
The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.
Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Advisers’ senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers will maintain a record of the resolution of any proxy voting conflict of interest.
Proxy Voting Instructions and New Accounts
Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, the Advisers’ Investment Accounting Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Advisers’ Investment Accounting Department and the Proxy Voting Coordinator. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.
The Investment Accounting Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Advisers’ OnBase system. These steps are part of the Advisers’ Account Opening Process.
SMA – Wrap Accounts

The Advisers’ SMA Operations Department is responsible for servicing wrap accounts, which includes setting up the accounts for proxy voting with ISS. The SMA Operations Department is responsible for sending a letter to the Client’s custodian, with instructions to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the SMA Operations Department and the Proxy Voting Coordinator. The SMA Operations Department will coordinate with the respective wrap program sponsor and the Compliance Department to ensure that proxies are voted in accordance with Clients’ instructions.
Fixed Income and Private Investments
Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Client Direction
Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Advisers can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with the Advisers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Advisers’ Proxy Voting Coordinator.
Securities Lending
At times, neither the Advisers nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Advisers will make reasonable efforts to inform the Client that neither the Advisers nor ISS is able to vote the proxy until the lent security is recalled.
Abstaining from Voting Certain Proxies
The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

•	Restrictions for share blocking countries;[2]

•	Casting a vote on a foreign security may require that the adviser engage a translator;

•	Restrictions on foreigners’ ability to exercise votes;

•	Requirements to vote proxies in person;

•	Requirements to provide local agents with power of attorney to facilitate the voting instructions;

•	Untimely notice of shareholder meeting;

•	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation

Employees must promptly inform the Advisers’ Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Advisers will not reveal or disclose to any third party how the Advisers may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Coordinator may disclose that it is the Advisers’ general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

2     In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

Handling of Information Requests Regarding Proxies
Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Ipreo, Richard Davies, DF King, Georgeson Shareholder) may contact the Advisers to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Advisers intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence the Advisers’ votes (i.e., to vote against ISS).
Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).
External Managers
Where Client assets are placed with managers outside of the Advisers, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. The Advisers may, however, retain such responsibilities where deemed appropriate.
Proxy Voting Errors
In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Coordinator, with the assistance of the CCO or CCO NA, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Advisers may opt to refrain from notifying non-material de minimis errors to Clients.
Recordkeeping
The Advisers must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•
Any request, whether written (including e-mail) or oral, received by any Employee of the Advisers, must be promptly reported to the Proxy Voting Coordinator. All written requests must be retained in the Client’s permanent file.

•
The Proxy Voting Coordinator will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•
The Proxy Voting Coordinator will furnish the information requested to the Client within a reasonable time period (generally within 10 business days). The Advisers will maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.
Proxy statements received regarding client securities:

•	Upon inadvertent receipt of a proxy, the Advisers will generally forward to ISS for voting, unless the client has instructed otherwise.
Note: The Advisers are permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.
Proxy voting records:

•
The Advisers’ proxy voting record is maintained by ISS. The Advisers’ Proxy Voting Coordinator, with the assistance of the Investment Accounting and SMA Operations Departments, will periodically ensure that ISS has complete, accurate, and current records of Clients who have instructed the Advisers to vote proxies on their behalf.

•	The Advisers will maintain documentation to support the decision to vote against the ISS recommendation.

•
The Advisers will maintain documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Procedures for Class Actions
In general, it is the Advisers’ policy not to file class action claims on behalf of Clients. The Advisers specifically will not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Advisers. The Advisers will only file class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract. The process of filing class action claims is carried out by the Investment Accounting Department. In the event the Advisers opt out of a class action settlement, the Advisers will maintain documentation of any cost/benefit analysis to support that decision.
The Advisers are mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, the Advisers will manage the conflict by seeking instruction from the Law Department and/or outside counsel. It is the Advisers’ general policy not to act as lead plaintiff in class actions.

Disclosure
The Advisers will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.
Responsibility
Various individuals and departments are responsible for carrying out the Advisers’ proxy voting and class action practices, as mentioned throughout these policies and procedures. The Compliance Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader. In general, the Advisers’ CCO or CCO NA (or their designee) will oversee the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures.

Revised 12/2011 ♦ Supersedes 12/2010

SPECTRUM ASSET MANAGEMENT, INC.

POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS

GENERAL POLICY

Spectrum, an investment adviser registered with the Securities and Exchange Commission, acts as investment advisor for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments and foundations).  While Spectrum receives few proxies for the preferred shares it manages, Spectrum nonetheless will, when delegated the authority by a client, vote these shares per the following policy voting standards and processes:

STANDARDS:

Spectrum’s standards aim to ensure the following in keeping with the best interests of its clients:

•	That Spectrum act solely in the interest of its clients in providing for ultimate long-term stockholder value.

•	That Spectrum act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

•	That the custodian bank is aware of our fiduciary duty to vote proxies on behalf of others – Spectrum relies on the best efforts of the custodian bank to deliver all proxies we are entitled to vote.

•	That Spectrum will exercise its right to vote all proxies on behalf of its clients (or permit clients to vote their interest, as the case(s) may be).

•	That Spectrum will implement a reasonable and sound basis to vote proxies.

PROCESSES:

A.	Following ISS’ Recommendations

Spectrum has selected Institutional Shareholder Services (ISS) to assist it with its proxy voting responsibilities.  Spectrum follows ISS Standard Proxy Voting guidelines (the “Guidelines”).  The Guidelines embody the positions and factors Spectrum generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. Spectrum may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Manager to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer; (iii) notification to the Compliance Department and other appropriate Principal Global Investors personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

Spectrum generally votes proxies in accordance with ISS’ recommendations.  When Spectrum follows ISS’ recommendations, it need not follow the conflict of interest procedures in Section B, below.

From time to time ISS may have a business relationship or affiliation with one or more issuers held in Spectrum client accounts, while also providing voting recommendations on these issuers’ securities.  Because this practice may present a conflict of interest for ISS, Spectrum’s Chief Compliance Officer will require from ISS at least annually additional information, or a certification that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations.  Spectrum may obtain voting recommendations from two proxy voting services as an additional check on the independence of the ISS’ voting recommendations.

B.	Disregarding ISS’ Recommendations

Should Spectrum determine not to follow ISS’ recommendation for a particular proxy, Spectrum will use the following procedures for identifying and resolving a material conflict of interest, and will use the Proxy Voting Guidelines (below) in determining how to vote. The Report for Proxy Vote(s) against RiskMetrics Recommendation(s), Exhibit A hereto, shall be completed in each such instance.

Spectrum will classify proxy vote issues into three broad categories:  Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact.  Once the Senior Portfolio Manager has analyzed and identified each issue as belonging in a particular category, and disclosed the conflict of interests to affected clients and obtained their consents prior to voting, Spectrum will cast the client’s vote(s) in accordance with the philosophy and decision guidelines developed for that category.  New and unfamiliar issues are constantly appearing in the proxy voting process.  As new issues arise, we will make every effort to classify them among the following three categories.  If we believe it would be informative to do so, we may revise this document to reflect how we evaluate such issues.

Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, Spectrum has elected to approach international proxy voting on the basis of achieving “best efforts at a reasonable cost.”

As a fiduciary, Spectrum owes its clients an undivided duty of loyalty.  We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in it.  This is true with respect to proxy voting and thus Spectrum has adopted the following procedures for addressing potential or actual conflicts of interest.

Identifying a Conflict of Interest. There may be a material conflict of interest when Spectrum votes a proxy solicited by an issuer whose retirement plan or fund we manage or with whom Spectrum, an affiliate, or an officer or director of Spectrum or of an affiliate has any other material business or personal relationship that may affect how we vote the issuer’s proxy.  To avoid any perceived material conflict of interest, the following procedures have been established for use when Spectrum encounters a potential material conflict to ensure that voting decisions are based on a clients’ best interest and are not the product of a material conflict.

Monitoring for Conflicts of Interest.  All employees of Spectrum are responsible for monitoring for conflicts of interest and referring any that may be material to the CCO for resolution.  At least annually, the CCO will take reasonable steps to evaluate the nature of Spectrum’s material business relationships (and those of its affiliates) with any company whose preferred securities are held in client accounts (a “portfolio company”) to assess which, if any, could give rise to a conflict of interest.  CCO’s review will focus on the following three categories:

•
Business Relationships – The CCO will consider whether Spectrum (or an affiliate) has a substantial business relationship with a portfolio company or a proponent of a proxy proposal relating to the portfolio company (e.g., an employee group), such that failure to vote in favor of management (or the proponent) could harm the adviser’s relationship with the company (or proponent).  For example, if Spectrum manages money for the portfolio company or an employee group, manages pension assets, leases office space from the company, or provides other material services to the portfolio company, the CCO will review whether such relationships may give rise to a conflict of interest.

•
Personal Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships that might give rise to a conflict of interest.

•
Familial Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a familial relationship relating to a portfolio company (e.g., a spouse or other relative who serves as a director of a portfolio company, is a candidate for such a position, or is employed by a portfolio company in a senior position).

In monitoring for conflicts of interest, the CCO will consider all information reasonably available to it about any material business, personal, or familial relationship involving Spectrum (and its affiliates) and a portfolio company, including the following:

•	A list of clients that are also public companies, which is prepared and updated by the Operations Department and retained in the Compliance Department.

•	Publicly available information.

•	Information generally known within Spectrum.

•
Information actually known by senior executives or portfolio managers. When considering a proxy proposal, investment professionals involved in the decision-making process must disclose any potential material conflict that they are aware of to the CCO prior to any substantive discussion of a proxy matter.

•
Information obtained periodically from those persons whom the CCO reasonably believes could be affected by a conflict arising from a personal or familial relationship (e.g., portfolio managers, senior management).

The CCO may, at his discretion, assign day-to-day responsibility for monitoring for conflicts to a designated person.  With respect to monitoring of affiliates, the CCO in conjunction with PGI’s CCO may rely on information barriers between Spectrum and its affiliates in determining the scope of its monitoring of conflicts involving affiliates.

Determining Whether a Conflict of Interest is “Material” – On a regular basis, CCO will monitor conflicts of interest to determine whether any may be “material” and therefore should be referred to PGI for resolution.  The SEC has not provided any specific guidance as to what types of conflicts may be “material” for purposes of proxy voting, so therefore it would be appropriate to look to the traditional materiality analysis under the federal securities laws, i.e., that a “material” matter is one that is reasonably likely to be viewed as important by the average shareholder.

Whether a conflict may be material in any case will, of course, depend on the facts and circumstances. However, in considering the materiality of a conflict, Spectrum will use the following two-step approach:

1.
Financial Materiality – The most likely indicator of materiality in most cases will be the dollar amount involved with the relationship in question.  For purposes of proxy voting, it will be presumed that a conflict is not material unless it involves at least 5% of Spectrum’s annual revenues or a minimum dollar amount of $1,000,000.  Different percentages or dollar amounts may be used depending on the nature and degree of the conflict (e.g., a higher number if the conflict arises through an affiliate rather than directly with Spectrum).

2.
Non-Financial Materiality – A non-financial conflict of interest might be material (e.g., conflicts involving personal or familial relationships) and should be evaluated based on the facts and circumstances of each case.

If the CCO has any question as to whether a particular conflict is material, it should presume the conflict to be material and refer it to the PGI’s CCO for resolution.  As in the case of monitoring conflicts, the CCO may appoint a designated person or subgroup of Spectrum’s investment team to determine whether potential conflicts of interest may be material.

Resolving a Material Conflict of Interest – When an employee of Spectrum refers a potential material conflict of interest to the CCO, the CCO will determine whether a material conflict of interest exists based on the facts and circumstances of each particular situation.  If the CCO determines that no material conflict of interest exists, no further action is necessary and the CCO will notify management accordingly.  If the CCO determines that a material conflict exists, CCO must disclose the conflict to affected clients and obtain consent from each as to the manner in which Spectrum proposes to vote.

Clients may obtain information about how we voted proxies on their behalf by contacting Spectrum’s Compliance Department.

PROXY VOTING GUIDELINES

CATEGORY I:  Routine Administrative Items

Philosophy:  Spectrum is willing to defer to management on matters of a routine administrative nature.  We feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders.  Examples of issues on which we will normally defer to management’s recommendation include:

1.	selection of auditors

2.	increasing the authorized number of common shares

3.	election of unopposed directors

CATEGORY II:  Special Interest Issues

Philosophy:  While there are many social, political, environmental and other special interest issues that are worthy of public attention, we do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas.  Our primary responsibility in voting proxies is to provide for the greatest long-term value for Spectrum’s clients.  We are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders.  However, in general we will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

CATEGORY III:  Issues Having the Potential for Significant Economic Impact

Philosophy:  Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and the value of its shares.  We believe such issues should be carefully analyzed and decided by the owners of the corporation.  Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.

1.
Classification of Board of Directors.   Rather than electing all directors annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year.  Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms.  Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors.  In general, we vote on a case by case basis on proposals for staggered boards, but generally favor annual elections of all directors.

2.
Cumulative Voting of Directors.  Most corporations provide that shareholders are entitled to cast one vote for each director for each share owned - the one share, one vote standard.  The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors.  Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders.  Outside shareholder involvement can encourage management to maximize share value.  We generally support cumulative voting of directors.

3.
Prevention of Greenmail.  These proposals seek to prevent the practice of “greenmail”, or targeted share repurchases by management of company stock from individuals or groups seeking control of the company.  Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.  By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs.  Shareholders are left with an asset-depleted and often less competitive company.  We think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual.  We are opposed to greenmail and will support greenmail prevention proposals.

4.
Supermajority Provisions.  These corporate charter amendments generally require that a very high percentage of share votes (70-81%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance.  These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger.  In most cases we believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and we oppose such provisions.

5.
Defensive Strategies.  These proposals will be analyzed on a case by case basis to determine the effect on shareholder value.  Our decision will be based on whether the proposal enhances long-term economic value.

6.
Business Combinations or Restructuring.  These proposals will be analyzed on a case by case basis to determine the effect on shareholder value.  Our decision will be based on whether the proposal enhances long-term economic value.

7.
Executive and Director Compensation.  These proposals will be analyzed on a case by case basis to determine the effect on shareholder value.  Our decision will be based on whether the proposal enhances long-term economic value.

Exhibit A to Proxy Policy

Report for Proxy Vote(s) Against RiskMetrics Recommendation(s)

This form should be completed in instances in which SAMI Portfolio Manager(s) decide to vote against RiskMetrics recommendations.

1. Security Name / Symbol:

2. Issue up for vote:

3. Summary of RiskMetrics recommendation (see attached full RiskMetrics recommendation:

4. Reasons for voting against RiskMetrics recommendation (supporting documentation may be attached):

5. Determination of potential conflicts (if any):

6. Contacted Compliance Department: Yes / No

Name of individual contacted:
Date:

7. Contacted other SAMI portfolio managers who have position in same security:

Yes / No
Name of individual contacted:
Date:

8. Portfolio Manager Signature:
Date:
Portfolio Manager Name:

Portfolio Manager Signature*:
Date:
Portfolio Manager Name:
*Note: All Portfolio Managers who manage portfolios that hold relevant security must sign.

T. ROWE PRICE ASSOCIATES, INC.
T. ROWE PRICE INTERNATIONAL LTD
T. ROWE PRICE (CANADA), INC
T. ROWE PRICE HONG KONG LIMITED
T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its

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management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Glass, Lewis & Co. (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. Glass Lewis specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution and reporting for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, Glass Lewis maintains and implements a custom voting policy for the Price Funds and other client accounts.

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Meeting Notification

T. Rowe Price utilizes Glass Lewis’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. Glass Lewis tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, Glass Lewis procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ViewPoint, Glass Lewis’ web-based application.

Vote Determination

Each day, Glass Lewis delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with the Policies and Procedures, as set by the Proxy Committee, and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors - For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-

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executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues - T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

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Mergers and Acquisitions - T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues - Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using Glass Lewis’ proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies - Glass Lewis applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed Glass Lewis’ general global policies and has developed international proxy voting guidelines which in most instances are consistent with Glass Lewis recommendations.

Fixed Income, Index and Passively Managed Accounts - Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

Divided Votes - In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against our proxy voting guidelines. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to our proxy voting guidelines.

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Shareblocking - Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan - The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.

Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that

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Updated: December 2016

proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

TRP 2016 Proxy Voting Policies and Procedures.doc
Updated: December 2016

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

TRP 2016 Proxy Voting Policies and Procedures.doc
Updated: December 2016

PART C. OTHER INFORMATION
Item 28. Exhibits.

(a)	(1)	Amendment and Restatement of the Articles of Incorporation dated 08/09/2012 – Filed as Ex-99(a)(1) on 2/14/2013 (Accession No. 0001144204-13-008876)
	(2)	Articles Supplementary dated 02/06/2013 – Filed as Ex-99(a)(2) on 4/18/2013 (Accession No. 0000012601-13-000026)
	(3)	Articles of Amendment effective 05/01/2013 – Filed as Ex-99(a)(3) on 8/16/2013 (Accession No. 0000012601-13-000132)
	(4)	Articles Supplementary dated 09/04/2013 – Filed as Ex-99(a)(4) on 10/31/2013 (Accession No. 0000012601-13-000180)
	(5)	Articles Supplementary dated 11/07/2014 – Filed as Ex-99(a)(5) on 11/12/2014 (Accession No. 0000012601-14-000231)
	(6)	Articles Supplementary dated 12/30/2014 - Filed as Ex-99(a)(6) on 2/12/2015 (Accession No. 0000012601-15-000022)
	(7)	Articles Supplementary dated 03/16/2015 - Filed as Ex-99(a)(7) on 4/28/2015 (Accession No. 0000012601-15-000090)
	(8)	Articles of Amendment effective 05/01/2016 - Filed as Ex-99(a)(8) on 12/14/2016 (Accession No. 0000012601-16-000514)
	(9)	Articles Supplementary dated 11/22/2016 - Filed as Ex-99(a)(9) on 12/14/2016 (Accession No. 0000012601-16-000514)
	(10)	Articles Supplementary dated 01/05/2017 - Filed as Ex-99(a)(10) on 02/23/2017 (Accession No. 0000012601-17-000020)
	(11)	Articles Supplementary dated 02/20/2017 *
(b)	By-laws effective 12/14/2015 - Filed as Ex-99(b) on 02/23/2016 (Accession No. 0000012601-16-000309)
(c)	These have been previously filed as noted in response to Items 28(a) and 28(b).
(d)	(1)	Amended and Restated Management Agreement dated 03/01/2016 - Filed as Ex-99(d)(1) on 12/14/2016 (Accession No. 0000012601-16-000514)
	(2)	Amended and Restated Management Agreement dated 03/30/2017 *
	(3)	Brown Investment Advisory Incorporated Sub-Advisory Agreement dated 07/01/2009 – Filed as Ex-99(d)(18)(a) on 08/20/2009 (Accession No. 0000898745-09-000377)
	(4)	Amended & Restated Sub-Advisory Agreement – Columbus Circle Investors dated 12/15/2006 – Filed as Ex-99D on 04/19/2007 (Accession No. 0000898745-07-000045)
	(5)	Edge Asset Management, Inc. Sub-Advisory Agreement dated 1/05/2007 – Filed as Ex-99D on 01/09/2007 (Accession No. 0000898745-07-000006)
	(6)	Amended & Restated Sub-Advisory Agreement – Mellon Capital Management Corporation dated 05/15/2012 – Filed as Ex-99(d)(9) on 2/14/2013 (Accession No. 0001144204-13-008876)
	(7)	a.	Amended and Restated Sub-Advisory Agreement – Principal Global Investors, LLC dated 07/28/2015 - Filed as Ex-99(d)(6) on 02/23/2016 (Accession No. 0000012601-16-000309)
		b.	Amendment and Restated Sub-Advisory Agreement – Principal Global Investors, LLC dated 03/31/2017 *
	(8)	Amended & Restated Sub-Advisory Agreement – Principal Real Estate Investors, LLC dated 01/01/2006 – Filed as Ex-99D on 10/24/2006 (Accession No. 000012601-06-000029)
	(9)	Sub-Advisory Agreement – Spectrum Asset Management, Inc. dated 10/31/2013 – Filed as Ex-99(d)(12) on 10/31/2013 (Accession No. 0000012601-13-000180)
	(10)	Amended & Restated Sub-Advisory Agreement – T. Rowe Price Associates, Inc. dated 04/01/2012 – Filed as Ex-99(d)(13) on 02/14/2013 (Accession No. 0001144204-13-008876)
(e)	Distribution Agreement dated 12/14/2009 – Filed as Ex-99(e)(3) on 03/02/2011 (Accession No. 0000898745-11-000061)
(f)	N/A
(g)	Custody Agreement between The Bank of New York Mellon and Principal Variable Contracts Funds, Inc. dated 11/11/2011 – Filed as Ex-99(g) on 02/14/2013 (Accession No. 0001144204-13-008876)
(h)	(1)	Agreement and Plan of Reorganization and Liquidation - Filed as Ex-99(h)(2) on 12/14/2016 (Accession No. 0000012601-16-000514)

	(2)	Transfer Agency Agreement dated 9/09/2008 – Filed as Ex-99(h)(2) on 4/27/2009 (Accession No. 0000898745-09-000217)
	(3)	Capital Support Agreement dated 9/22/2008 – Filed as Ex-99(h)(3) on 4/27/2009 (Accession No. 0000898745-09-000217)
	(4)	a.	Contractual Fee Waiver Agreement dated 02/27/2017 *
		b.	Form of Contractual Fee Waiver Agreement dated _____ *
	(5)	a.	Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. Interfund Lending Agreement dated 05/04/2016 - Filed as Ex-99(h)(6)a on 12/14/2016 (Accession No. 0000012601-16-000514)
		b.	Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. Interfund Lending Agreement dated 05/11/2016 - Filed as Ex-99(h)(6)b on 12/14/2016 (Accession No. 0000012601-16-000514)
		c.	Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. Interfund Lending Agreement dated 07/11/2016 - Filed as Ex-99(h)(6)c on 12/14/2016 (Accession No. 0000012601-16-000514)
(i)	Legal Opinion *
(j)	(1)	Consent of Independent Auditors *
	(2)	Rule 485(b) opinion *
	(3)	Power of Attorney – Filed as Ex-99(j)(3) on 12/16/2014 (Accession No. 0000012601-14-000271), filed for E. A. Nickels as Ex-99(j)(3) on 02/23/2016 (Accession No. 0000012601-16-000309)
(k)	Omitted Financial Statements – N/A
(l)	Initial Capital Agreements
	(1-11)	Initial Capital Agreements 1987 – Filed as Ex-99(l)(1-11) on 4/27/2001 (Accession No. 0000012601-01-500015)
	(12-19)	Initial Capital Agreements 1998 – Filed as Ex-99(l)(12-19) on 4/27/2001 (Accession No. 0000012601-01-500015)
	(20-23)	Initial Capital Agreements 1999 – Filed as Ex-99(l)(20-23) on 4/27/2001 (Accession No. 0000012601-01-500015)
	(24-26)	Initial Capital Agreements 2000 – Filed as Ex-99(l)(24-26) on 4/27/2001 (Accession No. 0000012601-01-500015)
	(27)	Initial Capital Agreements 5/01/2002 - Filed as Ex-99(l)(27) on 12/14/2016 (Accession No. 0000012601-16-000514)
	(28)	Initial Capital Agreements 5/01/2003 – Filed as Ex-99L on 2/26/2004 (Accession No. 0000870786-04-000042)
	(29)	Initial Capital Agreements 8/30/2004 – Filed as Ex-99(l)(28) on 2/24/2005 (Accession No. 000087086-05-000028)
	(30)	Initial Capital Agreement 1/05/2007 – Filed as Ex-99(l)(29) on 2/29/2008 (Accession No. 0000950137-08-003049)
	(31)	Initial Capital Agreement 12/30/2009 - Filed as Ex-99(l)(31) on 12/14/2016 (Accession No. 0000012601-16-000514)
	(32)	Initial Capital Agreement 5/15/2012 – Filed as Ex-99(l)(30) on 2/14/2013 (Accession No. 0001144204-13-008876)
	(33)	Initial Capital Agreement 5/01/2013 – Filed as Ex-99(l)(31) on 8/16/2013 (Accession No. 0000012601-13-000132)
	(34)	Initial Capital Agreement 10/31/2013 - Filed as Ex-99(l)(32) on 2/27/2014 (Accession No. 0000012601-14-000039)
	(35)	Initial Capital Agreement 10/31/2013 – Filed as Ex-99(l)(33) on 2/27/2014 (Accession No. 0000012601-14-000039)
	(36)	Initial Capital Agreement dated 02/17/2015 - Filed as Exhibit-99(l)(25) on 3/02/2015 (Accession No. 0000012601-15-000059)
	(37)	Initial Capital Agreement dated 05/01/2015 - Filed as Ex-99(l)(35) on 05/14/2015 (Accession No. 0000012601-15-000163)
	(38)	Initial Capital Agreement dated 07/28/2015 (Multi-Asset Income Account) - Filed as Ex-99(l)(36) on 02/23/2016 (Accession No. 0000012601-16-000309)

	(39)	Initial Capital Agreement dated 03/30/2017 (Diversified Balanced Volatility Control and Diversified Growth Volatility Control Accounts) *
(m)	Rule 12b-1 Plan
	(1)	Amended Distribution Plan and Agreement – Class 2 Shares dated 7/28/2015 - Filed as Ex-99(m)(1)a on 02/23/2016 (Accession No. 0000012601-16-000309)
	(2)	Amended Distribution Plan and Agreement – Class 2 Shares dated 03/30/2017 *
(n)	Rule 18f-3 Plan effective 08/25/2006 – Filed as Ex-99(n) on 6/26/2009 (Accession No. 0000898745-09-000330)
(o)	Reserved
(p)	Codes of Ethics
	(1)	Bank of New York Mellon Corporation Code of Ethics dated 8/2015 - Filed as Ex-99(p)(1) on 02/23/2016 (Accession No. 0000012601-16-000309)
	(2)	Brown Advisory, LLC Code of Ethics dated 8/2011 – Filed as Ex-99(p)(1) on 2/14/2012 (Accession No. 0001144204-12-008996)
	(3)	Columbus Circle Investors Code of Ethics dated 07/06/2015 - Filed as Ex-99(p)(3) on 02/23/2016 (Accession No. 0000012601-16-000309)
	(4)	Edge Asset Management, Inc. Code of Ethics dated 07/23/2015 - Filed as Ex-99(p)(4) on 02/23/2016 (Accession No. 0000012601-16-000309)
	(5)	Principal Global Investors, LLC/Principal Real Estate Investors, LLC Code of Ethics dated 01/01/2015 -- Filed as Ex-99(p)(5) on 04/29/2016 (Accession No. 0000012601-16-000373
(6)
Principal Fund Entities Code of Ethics (Principal Exchange-Traded Funds, Principal Funds, Inc., Principal Variable Contracts Funds, Inc., and Principal Funds Distributor, Inc.) dated 01/01/2016 - Filed as Ex-99(p)(6) on 02/23/2016 (Accession No. 0000012601-16-000309)

	(7)	Principal Management Corporation Code of Ethics dated 01/01/2016 - Filed as Ex-99(p)(7) on 02/23/2016 (Accession No. 0000012601-16-000309)
	(8)	Spectrum Asset Management, Inc. Code of Ethics 2011 – Filed as Ex-99(p)(11) on 08/16/2013 (Accession No. 0000012601-13-000132)
	(9)	T. Rowe Price Group, Inc. and its Affiliates Code of Ethics dated 01/01/2016 - Filed as Ex-99(p)(9) on 02/23/2016 (Accession No. 0000012601-16-000309)
	*	Filed herein.
	**	To be filed by amendment.
Item 29.    Persons Controlled by or Under Common Control with the Fund
The Fund does not control and is not under common control with any person.
Item 30.    Indemnification
Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:
(i)    The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and
1.    Was committed in bad faith; or
2.    Was the result of active and deliberate dishonesty; or
(ii)    The corporate representative actually received an improper personal benefit in money, property, or services; or
(iii)    In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.
If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.
The Registrant has agreed to indemnify, defend and hold the Distributors, their officers and directors, and any person who controls the Distributors within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributors, their officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributors to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributors against any liability to the Registrant or to its security holders to which the Distributors would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of their duties, or by reason of their reckless disregard of their obligations under this Agreement. The Registrant's agreement to indemnify the Distributors, their officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributors, their officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Each director has entered into an indemnification agreement with the Fund. In addition, the interested directors each have available indemnifications from Principal Financial Group, Inc., the parent company of his/her employer, the Fund’s sponsor.
Item 31.    Business or Other Connections of Investment Adviser
Principal Management Corporation ("PMC") serves as investment adviser and administrator for Principal Variable Contracts Funds, Inc. ("PVC") and Principal Funds, Inc. ("PFI"). PMC also serves as investment adviser for Principal Exchange-Traded Funds ("PETF"). PVC, PFI, and PETF are sponsored by Principal Life Insurance Company.
A complete list of the officers and directors of the investment adviser, PMC, are set out below along with other employment with which that person has been engaged. This list includes some of the same people (designated by an *), who serve as officers and directors of the Registrant. For these people, the information as set out in the Statement of Additional Information (See Part B) under the caption "Management Information" is incorporated by reference.

NATURE OF RELATIONSHIP
	NAME & OFFICE		(INVESTMENT ADVISER
	WITH	OTHER COMPANY & PRINCIPAL	OFFICER'S OFFICE WITH
	INVESTMENT ADVISER	BUSINESS ADDRESS	OTHER COMPANY)
	Patricia A. Barry	Principal Life Insurance Company (1)	Counsel/Assistant Corporate
	Assistant Secretary		Secretary

*	Michael J. Beer	Principal Life Insurance Company (1)	See Part B
President/Chief Executive Officer
and Chairman of the Board

*	Tracy W. Bollin	Principal Funds Distributor, Inc. (2)	See Part B
	Senior Vice President, Chief Operating	and Princor Financial Services
	Officer and Director	Corporation (1)

*	Jennifer A. Block	Principal Life Insurance Company (1)	See Part B
Counsel

NATURE OF RELATIONSHIP
	NAME & OFFICE		(INVESTMENT ADVISER
	WITH	OTHER COMPANY & PRINCIPAL	OFFICER'S OFFICE WITH
	INVESTMENT ADVISER	BUSINESS ADDRESS	OTHER COMPANY)
*	David J. Brown	Principal Life Insurance Company (1)	See Part B
Senior Vice President

	Stephen G. Gallaher	Principal Life Insurance Company (1)	Assistant General Counsel
Assistant General Counsel and
Assistant Secretary

*	Gina L. Graham	Principal Life Insurance Company (1)	See Part B
Vice President and Treasurer

	Kelly A. Grossman	Principal Life Insurance Company (1)	Director - Investment Risk & Research
Vice President

	Patrick A. Kirchner	Principal Life Insurance Company (1)	Assistant General Counsel
Assistant General Counsel

	James P McCaughan	Principal Life Insurance Company (1)	President, Global Asset Management
Director

	Julia Lawler	Principal Life Insurance Company (1)	Senior Executive Director - Principal
	Executive Vice President		Portfolio Strategies

	Brian S. Ness	Principal Global Investors, LLC (1)	Vice President and Chief Information
	Senior Vice President and Chief Information Officer		Officer

*	Layne A. Rasmussen	Principal Life Insurance Company (1)	See Part B
Vice President and Controller

*	Thomas Gregory Reymann	Principal Life Insurance Company (1)	See Part B
Assistant General Counsel

*	Teri R. Root	Principal Shareholder Services, Inc. (2)	See Part B
Vice President and Chief Compliance
Officer

	Michael Scholten	Delaware Charter Guarantee	Senior Vice President and Chief
	Chief Financial Officer	& Trust Company (1)	Financial Officer

	Karen E. Shaff	Principal Life Insurance Company (1)	Executive Vice President,
	Director, Executive Vice President,		General Counsel & Secretary
General Counsel and Secretary

*	Adam U. Shaikh	Principal Life Insurance Company (1)	See Part B
Counsel

	Randy L. Welch	Principal Life Insurance Company (1)	Managing Director, Portfolio Manager
	Senior Vice President		and Manager Research

*	Dan L. Westholm	Principal Financial Advisors, Inc. (1)	See Part B
Assistant Vice President/Treasury

	(1)	Des Moines, IA 50392

	(2)	620 Coolidge Drive, Suite 300
Folsom, CA 95630

Item 32.    Principal Underwriters

(a)
Principal Funds Distributor, Inc. ("PFD") acts as principal underwriter for Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. PFD also serves as the principal underwriter for certain variable contracts issued by Farmers New World Life Insurance Company through Farmers Variable Life Separate Account A. PFD also serves as the principal underwriter for certain variable contracts issued by American General Life Insurance Company and The United States Life Insurance Company in the City of New York, through their respective separate accounts.

(b) (1)	(2)	(3)
Positions and offices
Name and principal	with principal	Positions and Offices
business address	underwriter (PFD)	with the Fund
Phillip J. Barbaria	Chief Compliance Officer and	None
Principal Funds Distributor, Inc. (2)	AML Officer

Patricia A. Barry	Assistant Secretary	None
The Principal Financial Group (1)

Michael J. Beer	Chief Executive Officer	President, Chief Executive Officer
The Principal Financial Group (1)	and Director	and Director

Tracy W. Bollin	Senior Vice President and	Chief Financial Officer
The Principal Financial Group (1)	Chief Financial Officer

David J. Brown	Senior Vice President	Chief Compliance Officer
The Principal Financial Group (1)

Jill R. Brown	President and Chairman of the Board	None
The Principal Financial Group (2)

Gregory B. Elming	Director	None
The Principal Financial Group (1)

Cary Fuchs	Senior Vice President	None
Principal Funds Distributor, Inc. (2)

Stephen G. Gallaher	Assistant General Counsel and	None
The Principal Financial Group (1)	Assistant Secretary

Gina L. Graham	Vice President and Treasurer	Treasurer
Principal Funds Distributor, Inc. (2)

Timothy A. Hill	Senior Vice President – Distribution,	None
Principal Funds Distributor, Inc. (2)	National Sales Manager and Director

Brian S. Ness	Senior Vice President and	None
The Principal Financial Group (1)	Chief Information Officer

Christopher J. Reddy	Senior Vice President and	None
Principal Funds Distributor, Inc. (2)	Chief Marketing Officer

Karen E. Shaff	Executive Vice President, General	None
The Principal Financial Group (1)	Counsel and Secretary

Dan L. Westholm	Assistant Vice President/Treasury	Assistant Treasurer
The Principal Financial Group (1)

(1)	Des Moines, IA 50392

(2)	620 Coolidge Drive, Suite 300
Folsom, CA 95630
(c)    N/A.

Item 33.    Location of Accounts and Records
Accounts, books and other documents of the Registrant are located at the offices of the Registrant and its Investment Adviser: 801 Grand Avenue, Des Moines, Iowa 50392.
Item 34.    Management Services
N/A.
Item 35.    Undertakings
N/A.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and  has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of Des Moines and State of Iowa, on the 26th day of April, 2017.

Principal Variable Contracts Funds, Inc. (Registrant) /s/ M. J. Beer _____________________________________ M. J. Beer Director, President and Chief Executive Officer

Attest: /s/ Beth Wilson ______________________________________ Beth Wilson Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ Michael J. Beer __________________________ Michael J. Beer	Director, President and Chief Executive Officer (Principal Executive Officer)	April 26, 2017

/s/ T. W. Bollin __________________________ T. W. Bollin	Chief Financial Officer (Principal Financial Officer)	April 26, 2017

/s/ S. L. Reece __________________________ S. L. Reece	Vice President and Controller (Controller)	April 26, 2017

(E. Ballantine)* __________________________ E. Ballantine	Director	April 26, 2017

(L. T. Barnes)* __________________________ L. T. Barnes	Director	April 26, 2017

(C. Damos)* __________________________ C. Damos	Director	April 26, 2017

(N. M. Everett)* __________________________ N. M. Everett	Chair	April 26, 2017

(M. A. Grimmett)* __________________________ M. A. Grimmett	Director	April 26, 2017

(F. S. Hirsch)* __________________________ F. S. Hirsch	Director	April 26, 2017

(T. Huang)* __________________________ T. Huang	Director	April 26, 2017

(K. McMillan)* __________________________ K. McMillan	Director	April 26, 2017

(E. A. Nickels)* __________________________ E. A. Nickels	Director	April 26, 2017

* Pursuant to Power of Attorney
Previously Filed as Ex-99(j)(3) on 12/16/2014 (Accession No. 0000012601-14-000271), filed for E. A. Nickels as Ex-99(j)(3) on 02/23/2016 (Accession No. 0000012601-16-000309)